CREDIT AGREEMENT


                         DATED AS OF SEPTEMBER 30, 1998


                                      AMONG


                      ARTERIAL VASCULAR ENGINEERING, INC.,
                                  as Borrower,

                           THE LENDERS LISTED HEREIN,
                                   as Lenders,

                           DLJ CAPITAL FUNDING, INC.,
                              as Syndication Agent,

                                    PARIBAS,
                             as Documentation Agent,

                                       and

                              ROYAL BANK OF CANADA,
                             as Administrative Agent




                                  ARRANGED BY:

               DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION


--------------------------------------------------------------------------------


                                      ARTERIAL VASCULAR ENGINEERING, INC.

                                                CREDIT AGREEMENT

                                               TABLE OF CONTENTS

                                                                                                           Page

Section  1.      DEFINITIONS................................................................................  2
         1.1     Certain Defined Terms......................................................................  2
         1.2     Accounting Terms; Utilization of GAAP for Purposes of
                 Calculations Under Agreement............................................................... 40
         1.3     Other Definitional Provisions and Rules of Construction.................................... 40


Section  2.      AMOUNTS AND TERMS OF COMMITMENTS AND LOANS................................................. 40
         2.1     Commitments; Making of Loans; the Register; Notes.......................................... 40
         2.2     Interest on the Loans...................................................................... 49
         2.3     Fees....................................................................................... 53
         2.4     Repayments, Prepayments and Reductions in Revolving Loan
                 Commitments; General Provisions Regarding Payments;
                 Application of Proceeds of Collateral and Payments Under
                 Subsidiary Guaranty........................................................................ 54
         2.5     Use of Proceeds............................................................................ 65
         2.6     Special Provisions Governing Eurodollar Rate Loans......................................... 65
         2.7     Increased Costs; Taxes; Capital Adequacy................................................... 68
         2.8     Obligation of Lenders and Issuing Lenders to Mitigate...................................... 73


Section  3.      LETTERS OF CREDIT.......................................................................... 73
         3.1     Issuance of Letters of Credit and Lenders' Purchase of
                 Participations Therein..................................................................... 73
         3.2     Letter of Credit Fees...................................................................... 77
         3.3     Drawings and Reimbursement of Amounts Paid Under Letters of
                 Credit..................................................................................... 78
         3.4     Obligations Absolute....................................................................... 81
         3.5     Indemnification; Nature of Issuing Lenders' Duties......................................... 82
         3.6     Increased Costs and Taxes Relating to Letters of Credit.................................... 83


Section  4.      CONDITIONS TO LOANS AND LETTERS OF CREDIT.................................................. 85
         4.1     Conditions to Term Loans................................................................... 85
         4.2     Conditions to All Loans.................................................................... 90
         4.3     Conditions to Letters of Credit............................................................ 91

Section  5.      COMPANY'S  REPRESENTATIONS AND WARRANTIES.................................................. 92

                                                      (i)


                                                                                                           Page
                                                                                                           ----
         5.1     Organization, Powers, Qualification, Good Standing, Business and
                 Subsidiaries............................................................................... 92
         5.2     Authorization of Borrowing, etc............................................................ 93
         5.3     Financial Condition........................................................................ 94
         5.4     No Material Adverse Change; No Restricted Junior Payments.................................. 94
         5.5     Title to Properties; Liens; Real Property.................................................. 94
         5.6     Litigation; Adverse Facts.................................................................. 95
         5.7     Payment of Taxes........................................................................... 95
         5.8     Performance of Agreements; Materially Adverse Agreements;
                 Material Contracts......................................................................... 96
         5.9     Governmental Regulation.................................................................... 96
         5.10    Securities Activities...................................................................... 96
         5.11    Employee Benefit Plans..................................................................... 97
         5.12    Certain Fees............................................................................... 97
         5.13    Environmental Protection................................................................... 98
         5.14    Employee Matters........................................................................... 99
         5.15    Solvency................................................................................... 99
         5.16    Matters Relating to Collateral............................................................. 99
         5.17    Related Agreements.........................................................................100
         5.18    Disclosure.................................................................................101

Section  6.      COMPANY'S AFFIRMATIVE  COVENANTS...........................................................102
         6.1     Financial Statements and Other Reports.....................................................102
         6.2     Corporate Existence, etc...................................................................108
         6.3     Payment of Taxes and Claims; Tax Consolidation.............................................108
         6.4     Maintenance of Properties; Insurance; Application of Net
                 Insurance/ Condemnation Proceeds...........................................................109
         6.5     Inspection Rights; Audits of Inventory and Accounts Receivable;
                 Lender Meeting.............................................................................110
         6.6     Compliance with Laws, etc..................................................................111
         6.7     Environmental Review and Investigation, Disclosure, Etc.;
                 Company's Actions Regarding Hazardous Materials Activities,
                 Environmental Claims and Violations of Environmental Laws..................................111
         6.8     Execution of Subsidiary Guaranty and Personal Property
                 Collateral Documents by Certain Subsidiaries and Future
                 Subsidiaries...............................................................................114
         6.9     Matters Relating to Additional Real Property Collateral....................................115
         6.10    Interest Rate Protection...................................................................116
         6.11    Year 2000 Compliance.......................................................................116

Section  7.      COMPANY'S NEGATIVE COVENANTS...............................................................116
         7.1     Indebtedness...............................................................................116

                                                      (ii)


                                                                                                           Page
                                                                                                           ----
         7.2     Liens and Related Matters..................................................................118
         7.3     Investments; Joint Ventures................................................................119
         7.4     Contingent Obligations.....................................................................120
         7.5     Restricted Junior Payments.................................................................121
         7.6     Financial Covenants........................................................................121
         7.7     Restriction on Fundamental Changes; Asset Sales and
                 Acquisitions...............................................................................123
         7.8     Consolidated Capital Expenditures..........................................................125
         7.9     Sale or Discount of Receivables............................................................126
         7.10    Transactions with Shareholders and Affiliates..............................................126
         7.11    Disposal of Subsidiary Stock...............................................................126
         7.12    Conduct of Business........................................................................126
         7.13    Amendments or Waivers of Certain Related Agreements........................................127
         7.14    Fiscal Year................................................................................127


Section  8.      EVENTS OF DEFAULT..........................................................................127
         8.1     Failure to Make Payments When Due..........................................................127
         8.2     Default in Other Agreements................................................................128
         8.3     Breach of Certain Covenants................................................................128
         8.4     Breach of Warranty.........................................................................128
         8.5     Other Defaults Under Loan Documents........................................................128
         8.6     Involuntary Bankruptcy; Appointment of Receiver, etc.......................................129
         8.7     Voluntary Bankruptcy; Appointment of Receiver, etc.........................................129
         8.8     Judgments and Attachments..................................................................129
         8.9     Dissolution................................................................................130
         8.10    Employee Benefit Plans.....................................................................130
         8.11    Change in Control..........................................................................130
         8.12    Invalidity of Subsidiary Guaranty; Failure of Security;
                 Repudiation of Obligations.................................................................130
         8.13    Failure to Consummate Acquisition..........................................................131

Section  9.      ADMINISTRATIVE  AGENT......................................................................132
         9.1     Appointment................................................................................132
         9.2     Powers and Duties; General Immunity........................................................133
         9.3     Representations and Warranties; No Responsibility For Appraisal
                 of Creditworthiness........................................................................135
         9.4     Right to Indemnity.........................................................................135
         9.5     Successor Agents and Swing Line Lender.....................................................136
         9.6     Collateral Documents and Subsidiary Guaranty...............................................137

Section  10.     MISCELLANEOUS..............................................................................138
         10.1    Assignments and Participations in Loans and Letters of Credit..............................138

                                                     (iii)


                                                                                                           Page
                                                                                                           ----
         10.2    Expenses...................................................................................141
         10.3    Indemnity..................................................................................142
         10.4    Set-Off; Security Interest in Deposit Accounts.............................................143
         10.5    Ratable Sharing............................................................................144
         10.6    Amendments and Waivers.....................................................................145
         10.7    Independence of Covenants..................................................................146
         10.8    Notices....................................................................................147
         10.9    Survival of Representations, Warranties and Agreements.....................................147
         10.10   Failure or Indulgence Not Waiver; Remedies Cumulative......................................147
         10.11   Marshalling; Payments Set Aside............................................................148
         10.12   Severability...............................................................................148
         10.13   Obligations Several; Independent Nature of Lenders' Rights.................................148
         10.14   Headings...................................................................................148
         10.15   Applicable Law.............................................................................149
         10.16   Successors and Assigns.....................................................................149
         10.17   Consent to Jurisdiction and Service of Process.............................................149
         10.18   Waiver of Jury Trial.......................................................................150
         10.19   Confidentiality............................................................................151
         10.20   Counterparts; Effectiveness................................................................151

         Signature pages ...................................................................................S-1

                                                      (iv)

                                    EXHIBITS

EXHIBIT I        FORM OF NOTICE OF BORROWING
EXHIBIT II       FORM OF NOTICE OF CONVERSION/CONTINUATION
EXHIBIT III      FORM OF NOTICE OF ISSUANCE OF LETTER OF CREDIT
EXHIBIT IV       FORM OF TRANCHE A TERM NOTE
EXHIBIT V        FORM OF TRANCHE B TERM NOTE
EXHIBIT VI       FORM OF REVOLVING NOTE
EXHIBIT VII      FORM OF SWING LINE NOTE
EXHIBIT VIII     FORM OF COMPLIANCE CERTIFICATE
EXHIBIT IX       FORM OF OPINION OF COOLEY GODWARD LLP
EXHIBIT X        FORM OF OPINION OF O'MELVENY & MYERS LLP
EXHIBIT XI       FORM OF ASSIGNMENT AGREEMENT
EXHIBIT XII      FORM OF MORTGAGE
EXHIBIT XIII     FORM OF CERTIFICATE RE NON-BANK STATUS
EXHIBIT XIV      FORM OF COLLATERAL ACCOUNT AGREEMENT
EXHIBIT XV       FORM OF COMPANY PLEDGE AGREEMENT
EXHIBIT XVI      FORM OF SECURITY AGREEMENT
EXHIBIT XVII     FORM OF SUBSIDIARY GUARANTY
EXHIBIT XVIII    FORM OF SUBSIDIARY PLEDGE AGREEMENT
EXHIBIT XIX      FINANCIAL CONDITION CERTIFICATE
EXHIBIT XX       FORM OF PRICING LEVEL DETERMINATION CERTIFICATE

                                    SCHEDULES

Schedule 2.1     Lender Commitments
Schedule 4.1B    Corporate/Capital Structure
Schedule 4.1G    Real Property Subject to Mortgage
Schedule 5.1     State/County of Organization; Subsidiaries; Ownership Interest
Schedule 5.2B Required Shareholder Consents; Consents under Contractual Obligations
Schedule 5.2C    Required Governmental Consents
Schedule 5.5     Owned and Leased Real Property
Schedule 5.6     Litigation
Schedule 5.8     Material Contracts/Defaults
Schedule 5.11    Employee Benefits Plans
Schedule 5.12    Brokers'/Finders' Fees
Schedule 5.13    Environmental
Schedule 5.19    Patents/Trademarks/Copyrights
Schedule 7.1     Existing Indebtedness
Schedule 7.2     Existing Liens
Schedule 7.3     Existing and Proposed Investments
Schedule 7.4     Existing Contingent Obligations
Schedule 7.10    Existing Transactions with Affiliates

                            (v)

Schedule 7.12    Description of Business

                                      (vi)

                       ARTERIAL VASCULAR ENGINEERING, INC.

                                CREDIT AGREEMENT

                 This CREDIT AGREEMENT is dated as of September 30, 1998 and entered into by and among ARTERIAL VASCULAR ENGINEERING, INC., a Delaware corporation ("Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders"), DLJ CAPITAL FUNDING, INC., as Syndication Agent (the "Syndication Agent"), PARIBAS, as Documentation Agent (the "Documentation
Agent") and ROYAL BANK OF CANADA ("Royal Bank of Canada"), as administrative agent for Lenders (in such capacity, "Administrative Agent").

                                 R E C I T A L S

                 WHEREAS, on the Closing Date, Company or one or more of its Designees (as defined below) will purchase pursuant to the Acquisition Agreement all of the outstanding shares of capital stock of the Bard Catheter Subsidiaries (as defined below) and those assets of C.R. Bard, Inc. which, together with the Bard Catheter Subsidiaries, comprise the Bard Catheter Lab Business;

                 WHEREAS, Lenders have agreed to extend certain credit facilities to Company, the proceeds of which will be used (i) together with the Company Cash Contribution, to fund the Acquisition Financing Requirements and
(ii) to provide financing for working capital and other general corporate purposes of Company and its Subsidiaries;

                 WHEREAS, Company desires to secure all of the Obligations hereunder and under the other Loan Documents by granting to Administrative Agent, on behalf of Lenders, a First Priority Lien on substantially all of its real, personal and mixed property, including a pledge of all of the capital stock of its Domestic Subsidiaries and 65% of the stock of its Foreign Subsidiaries; and

                 WHEREAS, all of the Domestic Subsidiaries of Company have agreed to guarantee the Obligations hereunder and under the other Loan Documents and to secure their
                                        1
guaranties by granting to Administrative Agent, for the benefit of Lenders, a First Priority Lien on substantially all of their respective real, personal and mixed property, including a pledge of all of the capital stock of each of their respective Domestic Subsidiaries and 65% of the stock of each of their respective Foreign Subsidiaries:

                 NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Lenders and Agents agree as follows:

Section 1. DEFINITIONS

1.1 Certain Defined Terms.

                 The following terms used in this Agreement shall have the following meanings:

                 "Acquisition"   means  the  transactions   provided  in  and/or
contemplated by the Acquisition Agreement.

                 "Acquisition Agreement" means that certain Stock and Asset Purchase Agreement by and between Seller and Company dated as of July 9, 1998, in the form delivered to Agents and Lenders prior to their execution of this Agreement and as such agreement may be amended from time to time thereafter to the extent permitted under subsection 7.13.

                 "Acquisition Financing Requirements" means the aggregate of all amounts necessary (i) to finance the purchase price payable in connection with the Acquisition (subject to the Acquisition Purchase Price Adjustment) and (ii) to pay Transaction Costs.

                 "Acquisition Purchase Price Adjustment" means the adjustment to the purchase price for the Acquisition to be paid to Seller under the Acquisition Agreement set forth in Section 1.3 of the Acquisition Agreement.

                 "Adjusted Eurodollar Rate" means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Rate Loan, the rate per annum (rounded upwards, if necessary, to the next higher 1/100%) equal to (x) the Eurodollar Rate divided by (y) a percentage equal to 1.00% minus the stated maximum rate of all reserve requirements (including any marginal, emergency, supplemental, special or other reserves) applicable on such Interest Rate Determination Date to any member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" as defined in Regulation D (or any successor category of liabilities under Regulation D).

                 "Administrative Agent" has the meaning assigned to that term in the introduction to this Agreement (which includes such administrative agent also serving in its capacity as agent under the Collateral Documents) and also means and includes any successor Administrative Agent appointed pursuant to subsection 9.5A.

                 "Affected Lender" has the meaning assigned to that term in subsection 2.6C.

                 "Affected Loan" has the meaning assigned to that term in subsection 2.6C.

                 "Affiliate", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

                 "Agents" means, collectively, the Syndication Agent and the Administrative Agent, and also means and includes any successor Syndication Agent or Administrative Agent, as the case may be, appointed pursuant to subsection 9.5A, and each is individually referred to as an "Agent".

                 "Agreement" means this Credit Agreement dated as of September 30, 1998, as it may be amended, supplemented or otherwise modified from time to time.

                 "Applicable Commitment Fee Percentage" means, as of any date of determination, a percentage per annum as set forth below opposite the applicable Pricing Level:

          Pricing                    Applicable Commitment
           Level                        Fee Percentage
------------------------      ---------------------------------

          Level 1                                   0.375%
          Level 2                                   0.45%
          Level 3                                   0.50%
          Level 4                                   0.50%
          Level 5                                   0.50%

                 "Applicable Tranche A Base Rate Margin" means, as of any date of determination, a percentage per annum as set forth below opposite the applicable Pricing Level:


          Pricing                    Applicable Tranche A
           Level                       Base Rate Margin
------------------------      ---------------------------------

          Level 1                                   0.50%
          Level 2                                   0.75%
          Level 3                                   1.00%
          Level 4                                   1.25%
          Level 5                                   1.50%

; provided that for the first six months after the Closing Date, the Applicable Tranche A Base Rate Margin shall be the higher of 1.00% per annum or the Applicable Tranche A Base Rate Margin shown on the chart above; and provided further that if the Consolidated Leverage Ratio is less than or equal to 1.50:1.00 for two consecutive Fiscal Quarters tested as of the last day of the first Fiscal Quarter subsequent to the one year anniversary of the Closing Date (which testing date would be December 31, 1999 for the two consecutive Fiscal Quarters beginning July 1, 1999, assuming the Closing Date is September 30,
1998) or as of the last day of any Fiscal Quarter thereafter, the Applicable Tranche A Base Rate Margin shall be the percentages set forth less 0.25% after the first Business Day after the delivery of the Pricing Level Determination Certificate for the period ending on the last day of the second such consecutive Fiscal Quarter, and such 0.25% reduction shall remain in effect thereafter during such period as the Consolidated Leverage Ratio shall be less than or equal to exceed 1.50:1.00; and provided still further that if, following any such 0.25% reduction in accordance with this definition, the Consolidated Leverage Ratio is greater than 1.50 to 1.00 for two consecutive Fiscal Quarters, such 0.25% reduction shall cease to be in effect after the first Business Day after the delivery of the Pricing Level Determination Certificate for the period ending on the last day of the second such consecutive Fiscal Quarter.

                 "Applicable Tranche B Base Rate Margin" means, as of any date of determination, a percentage per annum as set forth below opposite the applicable Pricing Level:

          Pricing                    Applicable Tranche B
           Level                       Base Rate Margin
------------------------      ---------------------------------

          Level 1                                   1.00%
          Level 2                                   1.00%
          Level 3                                   1.25%
          Level 4                                   1.50%
          Level 5                                   1.75%

; provided that for the first six months after the Closing Date, the Applicable Tranche B Base Rate Margin shall be the higher of 1.25% per annum or the Applicable Tranche B Base Rate Margin shown on the chart above; and provided further that if the Consolidated Leverage Ratio is less than or equal to 1.50:1.00 for two consecutive Fiscal Quarters tested as of the last day of the first Fiscal Quarter subsequent to the one year anniversary of the Closing Date (which testing date would be December 31, 1999 for the two consecutive Fiscal Quarters beginning July 1, 1999, assuming the Closing Date is September 30,
1998) or as of the last day of any Fiscal Quarter thereafter, the Applicable Tranche B Base Rate Margin shall be the percentage set forth less 0.25% after the first Business Day after the delivery of the Pricing Level Determination Certificate for the period ending on the last day of the second such consecutive Fiscal Quarter, and such 0.25% reduction shall remain in effect thereafter during such period as the Consolidated Leverage Ratio shall be less than or equal to 1.50:1.00; and provided still further that if, following any such 0.25% reduction in accordance with this definition, the Consolidated Leverage Ratio is greater than 1.50 to 1.00 for two consecutive Fiscal Quarters, such 0.25% reduction shall cease to be in effect after the first Business Day after the delivery of the Pricing Level Determination Certificate for the period ending on the last day of the second such consecutive Fiscal Quarter.

                 "Applicable Tranche A Eurodollar Margin" means, as of any date of determination, a percentage per annum as set forth below opposite the applicable Pricing Level:

          Pricing                    Applicable Tranche A
           Level                       Eurodollar Margin
------------------------      ---------------------------------

          Level 1                                   1.50%
          Level 2                                   1.75%
          Level 3                                   2.00%

          Level 4                                   2.25%
          Level 5                                   2.50%

; provided that for the first six months after the Closing Date, the Applicable Tranche A Eurodollar Margin shall be the higher of 2.00% per annum or the Applicable Tranche A Eurodollar Margin shown on the chart above and provided further that if the Consolidated Leverage Ratio is less than or equal to 1.50:1.00 for two consecutive Fiscal Quarters tested as of the last day of the first Fiscal Quarter subsequent to the one year anniversary of the Closing Date (which testing date would be December 31, 1999 for the two consecutive Fiscal Quarters beginning July 1, 1999, assuming the Closing Date is September 30,
1998) or as of the last day of any fiscal Quarter thereafter, the Applicable Tranche A Eurodollar Margin shall be the percentage set forth less 0.25% after the first Business Day after the delivery of the Pricing Level Determination Certificate for the period ending on the last day of the second such consecutive Fiscal Quarter, and such 0.25% reduction shall remain in effect thereafter during such period as the Consolidated Leverage Ratio shall be less than or equal to exceed 1.50:1.00; and provided still further that if, following any such 0.25% reduction in accordance with this definition, the Consolidated Leverage Ratio is greater than 1.50 to 1.00 for two consecutive Fiscal Quarters, such 0.25% reduction shall cease to be in effect after the first Business Day after the delivery of the Pricing Level Determination Certificate for the period ending on the last day of the second such consecutive Fiscal Quarter.

                 "Applicable Tranche B Eurodollar Margin" means, as of any date of determination, a percentage per annum as set forth below opposite the applicable Pricing Level:

          Pricing                    Applicable Tranche B
           Level                       Eurodollar Margin
------------------------      ---------------------------------

          Level 1                                   2.00%
          Level 2                                   2.00%
          Level 3                                   2.25%
          Level 4                                   2.50%
          Level 5                                   2.75%

; provided that for the first six months after the Closing Date, the Applicable Tranche B Eurodollar Margin shall be the higher of 2.25% per annum or the Applicable Tranche B Eurodollar Margin shown on the chart above; and provided further that if the Consolidated Leverage Ratio is less than or equal to 1.50:1.00 for two consecutive Fiscal Quarters tested as of the last day of the first Fiscal Quarter subsequent to the one year anniversary of the Closing Date (which testing date would be December 31, 1999 for the two consecutive Fiscal Quarters beginning July 1, 1999, assuming the Closing Date is September 30,
1998) or as of the last day of any Fiscal Quarter thereafter, the Applicable Tranche B Eurodollar Margin shall be the percentage set forth less 0.25% after the first Business Day after the delivery of the Pricing Level Determination Certificate for the period ending on the last day of the second such consecutive Fiscal Quarter, and such 0.25% reduction shall remain in effect thereafter during such period as the Consolidated Leverage Ratio shall be less than or equal to exceed 1.50:1.00; and provided still further that if, following any such 0.25% reduction in accordance with this definition, the Consolidated Leverage Ratio is greater than 1.50 to 1.00 for two consecutive Fiscal Quarters, such 0.25% reduction shall cease to be in effect after the first Business Day after the delivery of the Pricing Level Determination Certificate for the period ending on the last day of the second such consecutive Fiscal Quarter.

                 "Arranger"  means  Donaldson,   Lufkin  &  Jenrette  Securities
Corporation, in its capacity as arranger under this Agreement.

                 "Asset Sale" means the sale by Company or any of its Subsidiaries to any Person other than Company or any of its wholly-owned Subsidiaries of (i) any of the stock of any of Company's Subsidiaries, (ii) substantially all of the assets of any division or line of business of Company or any of its Subsidiaries, or (iii) any other assets (whether tangible or intangible) of Company or any of its Subsidiaries (other than (a) inventory or assets sold or otherwise disposed of in the ordinary course of business, (b) equipment, fixtures, supplies or materials that are obsolete or worn out, (c) any such other assets to the extent that the aggregate Net Asset Sale Proceeds of such assets sold in any single transaction or related series of transactions is equal to $1,000,000 or less, (d) any sales and concurrent leasebacks not prohibited by this Agreement and (e) any sales of Cash Equivalents).

                 "Assignment   Agreement"  means  an  Assignment   Agreement  in
substantially the form of Exhibit XI annexed hereto.

                 "Assumed Permitted Acquisition Indebtedness" means the existing Indebtedness of an entity assumed in connection with a Permitted Acquisition; provided that (i) such Indebtedness was not incurred by such entity or the Person owning and/or operating such entity in connection with or for the purpose of financing such Permitted Acquisition and (ii) such Indebtedness is unsecured or was secured prior to the date of the Permitted Acquisition; provided further such security extends only to the assets being acquired.

                 "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

                 "Bard  Catheter Lab  Business" or "BCL" means the Bard Catheter

Subsidiaries,   a  minority  interest  in  CorMedica  Corporation,   a  Delaware
corporation, and certain assets, in each case to be acquired pursuant to the Acquisition Agreement.

                 "Bard Catheter Subsidiaries" means Bard Japan Limited, a Japanese corporation, C.R. Bard Ireland Ltd., an Irish corporation, and Bard Galway Ltd., an Irish corporation, and, if their respective share capital is purchased pursuant to the Acquisition Agreement (subject to the conditions set forth therein relating to obtaining the prior consent from former holders of their share capital) Milu S.A., a Luxembourg corporation, and X-trode S.r.L., an Italian corporation.

                 "Base Rate" means, at any time, the higher of (x) the Prime Rate or (y) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate.

                 "Base Rate Loan" means any Loan bearing interest at a rate determined by reference to the Base Rate as provided in subsection 2.2A.

                 "Business Day" means (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or California or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close, and (ii) with respect to all notices, determinations, fundings and payments in connection with the Adjusted Eurodollar Rate or any Eurodollar Rate Loans, any day that is a Business Day described in clause (i) above and that is also a day for trading by and between banks in Dollar deposits in the London interbank market.

                 "Capital Lease", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

                 "Cash" means money, currency or a credit balance in a Deposit Account.

                 "Cash Equivalents" means, as at any date of determination, (i) marketable Securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States, the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either S&P or Moody's; (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (v) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's and (vi) such other short-term cash equivalent-type investments made in accordance with Company's policies approved by Agents from time to time.

                 "Certificate   re   Non-Bank   Status"   means  a   certificate
substantially in the form of Exhibit XIII annexed hereto delivered by a Lender to Administrative Agent pursuant to subsection 2.7B(iii).

                 "Change of Control" means (i) any sale, transfer or other conveyance, whether direct or indirect, of a majority of the fair market value of the assets of Company, on a consolidated basis, in one transaction or a series of related transactions, if, immediately after giving effect to such transaction, any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable), other than an Excluded Person or Excluded Group, is or becomes the "beneficial owner" (as such term is used in Rule 13d-3 promulgated pursuant to the Exchange Act), directly or indirectly, of more than 30% of the equity of the transferee, (ii) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable), other than an Excluded Person or Excluded Group, is or becomes the "beneficial owner" (as such term is used in Rule 13d-3 promulgated pursuant to the Exchange Act), directly or indirectly, of more than 30% of the equity of Company then outstanding normally entitled to vote in elections of directors or (iii) during any period of 12 consecutive months after the date hereof, individuals who at the beginning of any such 12-month period constituted the Board of Directors of Company
(together with any new directors whose election by such Board or whose nomination for election by the shareholders of Company was approved by a vote of 51% or more of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute 51% or more of the Board of Directors of Company then in office.

                 "Class" means, as applied to Lenders, each of the following two classes of Lenders: (i) Lenders having Tranche A Term Loan Exposure and/or Revolving Loan Exposure (taken together as a single class) and (ii) Lenders having Tranche B Term Loan Exposure.

                 "Closing Date" means the date on or before October 30, 1998, on which the initial Loans are made.

                 "Collateral" means, collectively, all of the real, personal and mixed property (including capital stock) (other than any Excluded Collateral) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.

                 "Collateral Account" has the meaning assigned to that term in the Collateral Account Agreement.

                 "Collateral Account Agreement" means the Collateral Account Agreement executed and delivered by Company and Administrative Agent on the Closing Date, substantially in the form of Exhibit XIV annexed hereto, as such Collateral Account Agreement may hereafter be amended, supplemented or otherwise modified from time to time.

                 "Collateral Documents" means the Company Pledge Agreement, the Security Agreement, the Collateral Account Agreement, the Subsidiary Pledge Agreements, the Mortgages and all other instruments or documents delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to Administrative Agent, for the benefit of Lenders and Agents, a Lien on any real, personal or mixed property of that Loan Party as security for the Obligations.

                 "Commercial Letter of Credit" means any letter of credit or similar instrument issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by Company or any of its Subsidiaries in the ordinary course of business of Company or such Subsidiary.

                 "Commitments" means the commitments of Lenders to make Loans as set forth in subsection 2.1A.

                 "Company" has the meaning assigned to that term in the Preamble to this Agreement.

                 "Company Cash Contribution" means the amount contributed by Company to the purchase of BCL pursuant to the Acquisition Agreement.

                 "Company Pledge Agreement" means the Company Pledge Agreement executed and delivered by Company on the Closing Date, substantially in the form of Exhibit XV annexed hereto, as such Company Pledge Agreement may be amended, supplemented or otherwise modified from time to time.

                 "Competitor" means any Person that is, or through a Joint Venture or Affiliate is, substantially engaged in the business of designing, developing, manufacturing or marketing medical devices or in a business described on Schedule 7.12 annexed hereto or that derives a material portion of its revenues from such business.

                 "Compliance Certificate" means a certificate substantially in the form of Exhibit VIII annexed hereto delivered to Administrative Agent and Lenders by Company pursuant to subsection 6.1(iv).

                 "Confidential   Information   Memorandum"  means  that  certain
Confidential Senior Debt Syndication Memorandum relating to Company dated July 1998.

                 "Consolidated  Adjusted EBITDA" means, for any period,  (x) the sum of the
amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, and (vi) other non-cash items reducing Consolidated Net Income (including Permitted Acquisitions Non-cash Reserves to the extent included in such period) less (y) the amounts for such period of (a) other non-cash items increasing Consolidated Net Income
(b) reversals of non-cash accrued expenses taken in prior periods and reversals of reserves taken in prior periods which reduced Consolidated Net Income in such prior periods, and (c) non-cash bonus accrual charges, all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP.

                 "Consolidated Capital Expenditures" means, for any period, the sum of (i) the aggregate, without duplication, of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Company and its Subsidiaries) by Company and its Subsidiaries during that period that, in conformity with GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of Company and its Subsidiaries plus (ii) to the extent not covered by clause (i) of this definition, the aggregate of all expenditures by Company and its Subsidiaries during that period (a) to purchase or develop computer software or systems (but only to the extent such expenditures are capitalized on the consolidated balance sheet of Company and its Subsidiaries in conformity with GAAP) or (b) to acquire (by purchase or otherwise) the business, property or fixed assets of any Person, or the stock or other evidence of beneficial ownership of any Person that, as a result of such acquisition, becomes a Subsidiary of Company (provided, however, that expenditures by Company and its Subsidiaries in connection with Permitted Acquisitions permitted under subsection 7.7(vi) and in connection with the World Medical Acquisition shall not be included in Consolidated Capital Expenditures) minus the aggregate amount of all Net Asset Sale Proceeds received by Company and its Subsidiaries during that period in connection with sale and lease-backs of any property, all or a portion of the purchase price of which was included in the calculation of Consolidated Capital Expenditures for that period or any prior period. For purposes of this definition (1) the purchase price of any equipment (including all distribution, retailing, data processing, office and motor vehicle equipment) owned by Company or any of its Subsidiaries that is purchased simultaneously with the trade-in or other disposition in the ordinary course of business of existing equipment or with insurance proceeds received by Company and its Subsidiaries in respect of the actual or constructive total loss of any equipment shall be included in Consolidated Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of proceeds from such disposition or the amount of such insurance proceeds, as the case may be and (2) the amount of any expenditure for any equipment that replaces existing leased equipment that was purchased at the end of the applicable lease term and then subsequently sold for a greater amount shall be included in Consolidated Capital Expenditures only to the extent of the gross amount of the expenditure for the new equipment less the excess of the proceeds received by Company or any of its Subsidiaries from the sale of the leased equipment over the gross amount of the purchase price of the leased equipment.

                 "Consolidated   Current  Assets"  means,  as  at  any  date  of
determination, the total assets of Company and its Subsidiaries on a consolidated basis which may properly be classified as current assets in conformity with GAAP, excluding Cash and Cash Equivalents.

                 "Consolidated Current Liabilities" means, as at any date of determination, the total liabilities of Company and its Subsidiaries on a consolidated basis which may properly be classified as current liabilities in conformity with GAAP.

                 "Consolidated Excess Cash Flow" means, for any period, an amount (if positive) equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Adjusted EBITDA and (b) the Consolidated Working Capital Adjustment minus (ii) the sum, without duplication, of the amounts for such period of (a) voluntary and scheduled repayments of
Consolidated Total Debt (excluding repayments of Revolving Loans except to the extent the Revolving Loan Commitments are permanently reduced in connection with such repayments), (b) Consolidated Capital Expenditures to the extent paid in Cash during such period, (c) the amount of Consolidated Capital Expenditures carried forward into the next succeeding Fiscal Year pursuant to the proviso set forth in subsection 7.8, (d) Consolidated Interest Expense, (e) the provision for current taxes based on income of Company and its Subsidiaries and payable in cash with respect to such period and (f) cash expenditures for Permitted Acquisitions to the extent permitted under subsection 7.7(vi).

                 "Consolidated Fixed Charges" means, as determined as of the end of any Fiscal Quarter, an amount equal to the sum of (i) Consolidated Interest Expense for the immediately preceding four consecutive Fiscal Quarters, (ii) Consolidated Capital Expenditures for such period paid in cash and (iii) Consolidated Scheduled Amortization for the immediately succeeding four consecutive Fiscal Quarters.

                 "Consolidated Interest Expense" means, for any period, total interest expense (net of interest income received in such period but including that portion of interest expense attributable to Capital Leases in accordance with GAAP and capitalized interest) of Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements, but excluding, however, any amounts referred to in subsection 2.3 payable to Administrative Agent and Lenders on or before the Closing Date.

                 "Consolidated Leverage Ratio" means, as at any date of determination, the ratio of (a) Consolidated Total Debt to (b) Consolidated Adjusted EBITDA for the consecutive four Fiscal Quarters ending on the last day of the Fiscal Quarter immediately preceding such date (or the consecutive four Fiscal Quarters ending on such date if such date is the last day of a Fiscal Quarter).

                 "Consolidated Net Income" means, for any period, the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Company) in which any other Person (other than Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Company or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries or that Person's assets are acquired by Company or any of its Subsidiaries, (iii) the income of any Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, and (v) (to the extent not included in clauses (i) through (iv) above) any net extraordinary gains or net non-cash extraordinary losses.

                 "Consolidated Net Worth" means, as determined as of the end of any Fiscal Quarter, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficits) of Company and its Subsidiaries on a consolidated basis determined in conformity with GAAP.

                 "Consolidated Scheduled Amortization" means, for any period, an amount equal to scheduled payments of principal on Indebtedness of Company and subsidiaries (including that portion attributable to Capital Leases in accordance with GAAP) determined on a consolidated basis in accordance with GAAP.

                 "Consolidated Total Debt" means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

                 "Consolidated Working Capital" means, as at any date of determination, the excess of Consolidated Current Assets over Consolidated Current Liabilities.

                 "Consolidated Working Capital Adjustment" means, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated Working Capital as of the end of such period.

                 "Contingent Obligation", as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or (iii) under Hedge Agreements. Contingent Obligations shall include, (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (X) to purchase, repurchase or otherwise acquire such obligation or any security therefor or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (Y) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses
(X) or (Y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

                 "Contractual Obligation", as applied to any Person, means any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

                 "Credit Parties" shall have the meaning given such term in subsection 3.5B.

                 "Currency Agreement" means any foreign exchange contract, currency swap agreement, currency futures contract, currency option contract, currency synthetic cap or other similar agreement or arrangement related to currency exchange rates to which Company or any of its Subsidiaries is a party.

                 "Debt Securities" means any debt Securities of Company issued or outstanding after the Closing Date.

                 "Deposit Account" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

                 "Designee" shall have the meaning given such term in the Acquisition Agreement.

                 "Dollars" and the sign "$" mean the lawful money of the United States of America.

                 "Domestic Subsidiary" means a Subsidiary organized under the laws of the United States of America or any state or territory thereof or the District of Columbia.

                 "Eligible Assignee" means (A) (i) a commercial bank organized under the laws of the United States or any state thereof; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (x) such bank is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (iv) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses, including, but not limited to, insurance companies, mutual funds and lease financing companies; and (B) any Lender and any Affiliate or Related Fund of any Lender; provided that no Affiliate of Company and no Competitor of Company shall be an Eligible Assignee.

                 "Employee Benefit Plan" means any "employee benefit plan" as defined in Section 3(3) of ERISA which is or was maintained or contributed to by Company, any of its Subsidiaries or any of their respective ERISA Affiliates.

                 "Environmental Claim" means any written notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any governmental authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law or (ii) in connection with any Hazardous Materials or any actual or alleged Hazardous Materials Activity.

                 "Environmental  Laws"  means  any and  all  current  or  future statutes, ordinances, orders, rules, regulations, judgments, Governmental Authorizations or any other requirements of governmental authorities relating to
(i) environmental matters, including those relating to any Hazardous Materials Activity, (ii) the generation, use, storage, transportation or disposal of Hazardous Materials or (iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in any manner applicable to Company or any of its Subsidiaries or any Facility, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss. 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. ss. 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. ss.136 et seq.), the Occupational Safety and Health Act (29 U.S.C. ss. 651 et seq.), the Oil Pollution Act (33 U.S.C. ss. 2701 et seq) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C. ss. 11001 et seq.), each as amended or supplemented, any analogous present or future state or local statutes or laws, and any regulations promulgated pursuant to any of the foregoing.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

                 "ERISA Affiliate" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal
Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause
(i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of Company or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of Company or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of Company or such Subsidiary and with respect to liabilities arising after such period for which Company or such Subsidiary could be liable under the Internal Revenue Code or ERISA.

                 "ERISA Event" means (i) a "reportable event" within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of
Section 4212(c) of ERISA; (vii) the withdrawal of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by Company, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on Company, any of its Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Company, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; or (xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

                 "Eurodollar Rate" means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Rate Loan, the rate per annum (rounded upward, if necessary, to the next higher 1/16%) equal to (x) the offered rate for deposits in Dollars for a period equal to such Interest Period, commencing on the first day of such Interest Period, which appears on Telerate Page 3750 (or such other page as may replace Telerate Page 3750 on that service or any successor service for the purpose of displaying London interbank offered rates of major banks) as of 11:00 a.m. (London Time), on the day that is two Business Days prior to the first day of such Interest Period. If the Eurodollar Rate for an Interest Period cannot be determined pursuant to the preceding sentence, then the Eurodollar Rate for such Interest Period shall be determined on the basis of the rates at which deposits in Dollars are offered to each Reference Lender at approximately 11:00 a.m. (London time) on the day that is two Business Days prior to the first day of such Interest Period, and in an amount approximately equal to the principal amount of such Reference Lender's Eurodollar Loans to which such Interest Period is applicable. The Administrative Agent will request the principal London office of each of the Reference Lenders to provide a quotation of its rate. If at least two such quotations are provided, the Eurodollar Rate for such Interest Period shall be the arithmetic mean of those quotations. If fewer than two such quotations are provided as requested, then Section 2.6B shall apply.

                 "Eurodollar Rate Loans" means Loans bearing interest at rates determined by reference to the Adjusted Eurodollar Rate as provided in subsection 2.2A.

                 "Event  of  Default"  means  each of the  events  set  forth in
Section 8.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                 "Excluded Collateral" means any of the following:

         (a) any licenses or permits held by any Loan Party which by their terms prohibit such granting of security interest or assignment by way of security;

         (b) motor vehicles or other vehicles owned or leased by any Loan Party;

         (c) real property owned or leased by any Loan Party not required to be subject to a Mortgage hereunder or under the other Loan Documents; and

         (d) copyrights, Trademarks, Patents and similar Intellectual Property interests held under the laws of countries other than the United States of America.

                 "Excluded Group" means a "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that includes one or more Excluded Persons; provided that the voting power of the capital stock of Company "beneficially owned" (as such term is used in Rule 13d-3 promulgated under the Exchange Act) by such Excluded Persons (without attribution to such Excluded Persons of the ownership by other members of the "group") represents a majority of the voting power of the capital stock "beneficially owned" (as such term is used in Rule 13d-3 promulgated under the Exchange Act) by such group.

                 "Excluded Person" means any member of senior management of Company.

                 "Facilities" means any and all real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Company or any of its Subsidiaries or any of their respective predecessors or Affiliates.

                 "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent.

                 "Financial Plan" has the meaning assigned to that term in subsection 6.1A(xii).

                 "First Priority" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that such Lien is the only Lien (other than Permitted Encumbrances and Liens permitted pursuant to subsection 7.2) to which such Collateral is subject.

                 "Fiscal Quarter" means a fiscal quarter of any Fiscal Year.

                 "Fiscal Year" means the fiscal year of Company and its Subsidiaries ending on June 30 of each calendar year.

                 "Foreign Subsidiary" means any Subsidiary which is not a Domestic Subsidiary.

                 "Funding and Payment Account" means (i) the account of Administrative Agent with The Chase Manhattan Bank, New York, ABA# 021000021, account of Royal Bank of Canada, New York, account no.: 920-1-033363 for further credit to account no. 293-685-4. Ref. Arterial Vascular Engineering or (ii) such other account of Administrative Agent as may from time to time hereafter be designated as such in a written notice delivered by Administrative Agent to Company and each Lender.

                 "Funding Date" means the date of the funding of a Loan, which shall be a

Business Day.

                 "GAAP" means, subject to the limitations on the application thereof set forth in subsection 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, in each case as the same are applicable to the circumstances as of the date of determination.

                 "Governmental Acts" shall have the meaning assigned to that term in subsection 3.5A.

                 "Governmental   Authorization"   means  any  permit,   license,
authorization, plan, directive, consent order or consent decree of or from any federal, state or local governmental authority, agency or court.

                 "Guaranty Payment" shall have the meaning assigned to that term in subsection 2.4D(ii).

                 "Hazardous  Materials"  means  (i) any  chemical,  material  or substance at any time defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "acutely hazardous waste", "radioactive waste", "biohazardous waste", "pollutant", "toxic pollutant", "contaminant", "restricted hazardous waste", "infectious waste", "toxic substances" or any other term or expression intended to define, list or classify substances by reason of properties harmful to health, safety or the indoor or outdoor environment (including harmful properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import) under any applicable Environmental Laws; (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources;
(iv) any flammable substances or explosives; (v) any radioactive materials; (vi) any asbestos-containing materials; (vii) urea formaldehyde foam insulation;
(viii) electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (ix) pesticides; and (x) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority.

                 "Hazardous Materials Activity" means any past, current or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

                 "Hedge Agreement" means an Interest Rate Agreement or a Currency Agreement designed to hedge against fluctuations in interest rates or currency values, respectively.

                 "Incurred    Permitted    Acquisition    Indebtedness"    means
Indebtedness incurred in connection with a Permitted Acquisition; provided that such Indebtedness is unsecured.

                 "Indebtedness", as applied to any Person, means (i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money,
(iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA), which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument, and (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person. Obligations under Interest Rate Agreements and Currency Agreements constitute (X) in the case of Hedge Agreements, Contingent
Obligations, and (Y) in all other cases, Investments, and in neither case constitute Indebtedness.

                 "Indemnitee"   has  the  meaning   assigned  to  that  term  in
subsection 10.3.

                 "Intellectual Property" means all Patents, Trademarks, copyrights, trade secrets, customer lists, inventions (whether or not patented or patentable), technical information, knowledge, know-how, designs, procedures, models, drawings, materials, processes, articles of manufacture, compositions, devices, and machines.

                 "Interest Payment Date" means (i) with respect to any Base Rate Loan, each March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Closing Date, and (ii) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided that, in the case of each Interest Period of longer than three months, "Interest Payment Date" shall also include each date that would have been an Interest Payment Date had successive Interest Periods of three-month duration been applicable.

                 "Interest Period" has the meaning assigned to that term in subsection 2.2B.

                 "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement to which Company or any of its Subsidiaries is a party.

                 "Interest Rate Determination Date" means, with respect to any Interest Period, the second Business Day prior to the first day of such Interest Period.

                 "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

                 "Inventory" means, with respect to any Person as of any date of determination, all goods, merchandise and other personal property which are then held by such Person for sale or lease, including raw materials and work in process.

                 "Investment" means (i) any direct or indirect purchase or other acquisition by Company or any of its Subsidiaries of, or of a beneficial interest in, any Securities of any other Person (other than a Person that prior to such purchase or acquisition was, or as a result of such purchase or acquisition becomes, a Subsidiary of Company), (ii) any direct or indirect loan, advance (other than advances made to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Company or any of its Subsidiaries to any other Person (other than a wholly-owned Subsidiary of Company), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business, or (iii) Interest Rate Agreements or Currency Agreements not constituting Hedge Agreements. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

                 "IP Collateral" means, collectively, the Collateral under the Company Patent and Trademark Security Agreement and the Subsidiary Patent and Trademark Security Agreements.

                 "Issuing Lender" means, with respect to any Letter of Credit, the Lender which agrees or is otherwise obligated to issue such Letter of Credit, determined as provided in subsection 3.1B(ii).

                 "Joint Venture" means a joint venture, partnership, limited liability company, limited liability partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided that in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

                 "Leasehold Property" means any leasehold interest of any Loan Party as lessee under any lease of real property, other than any such leasehold interest designated from time to time by Administrative Agent in its sole discretion as not being required to be included in the Collateral.

                 "Lender" means each person identified as a "Lender" and listed on the signature pages of this Agreement, together with its successors and permitted assigns pursuant to subsection 10.1, and the term "Lenders" shall mean all such Lenders and shall include Swing Line Lender and each Issuing Lender unless the context otherwise requires; provided that the term "Lenders", when used in the context of a particular Commitment, shall mean Lenders having that Commitment.

                 "Letter of Credit" means any Commercial Letter of Credit or Standby Letter of Credit issued or to be issued by an Issuing Lender for the account of Company pursuant to subsection 3.1.

                 "Letter of Credit Usage" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding and (ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Lenders and not theretofore reimbursed by Company (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B).

                 "Lien" means any lien, mortgage, pledge, assignment (to the extent such assignment is intended to secure an obligation of any Person), security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

                 "Loan" means any Tranche A Term Loan, Tranche B Term Loan, Revolving Loan or Swing Line Loan and "Loans" means all or any combination thereof.

                 "Loan Documents" means this Agreement, the Notes, the Letters of Credit (and any applications for, or reimbursement agreements or other documents or certificates executed by Company in favor of an Issuing Lender relating to, the Letters of Credit), the Subsidiary Guaranty, the Collateral Documents and the Collateral Account Agreement.

                 "Loan Party" means each of Company and any of Company's Subsidiaries from time to time executing a Loan Document.

                 "Margin Stock" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                 "Market Disruption Event" means (a) any suspension or limitation of trading in securities generally on the New York Stock Exchange (not including any suspension or limitation of trading in any particular security as a result of computerized trading limits), or any setting of minimum prices for trading on such exchange; (b) any banking moratorium declared by any United States federal or State of New York or any Canadian federal or provincial governmental authority; or (c) any outbreak or escalation of major hostilities in which the United States or Canada is directly involved.

                 "Material Adverse Effect" means (i) (a) prior to the Closing Date, a material adverse effect upon the business, operations, properties or financial condition of Company and its Subsidiaries and the Bard Catheter Lab Business taken as a whole or (b) from and after the Closing Date, a material adverse effect upon the business, operations, properties or financial condition of Company and its Subsidiaries taken as a whole or (ii) the material impairment of the ability of Company individually or the Loan Parties taken as a whole to perform, or of Agents or Lenders to enforce, the Obligations.

                 "Material Contract" means any written contract or other written arrangement to which Company or any of its Subsidiaries is a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew would with reasonable likelihood have a Material Adverse Effect.

                 "Material Subsidiary" means each Subsidiary of Company now existing or hereinafter acquired or formed by Company which, on a consolidated basis for such Subsidiary and its Subsidiaries, (i) for the most recent Fiscal Year, accounted for more than 5% of the consolidated revenues of Company and its Subsidiaries or (ii) as at the end of such Fiscal Year, was the owner of more than 5% of the consolidated assets of Company and its Subsidiaries.

                 "Moody's" means Moody's Investors Service, Inc.

                 "Mortgage" means (i) a security instrument (whether designated as a deed of trust or a mortgage or by any similar title) executed and delivered by any Loan Party, substantially in the form of Exhibit XII annexed hereto or in such other form as may be approved by Administrative Agent in its discretion, in each case with such changes thereto as may be recommended by Administrative Agent's local counsel based on local laws or customary local mortgage or deed of trust practices, or (ii) at Administrative Agent's option, in the case of an Additional Mortgaged Property (as defined in subsection 6.9), an amendment to an existing Mortgage, in form satisfactory to Administrative Agent, adding such Additional Mortgaged Property to the Real Property Assets encumbered by such existing Mortgage, in either case as such security instrument or amendment may be amended, supplemented or otherwise modified from time to time. "Mortgages" means all such instruments, including the Closing Date Mortgages (as defined in subsection 4.1G) and any Additional Mortgages (as defined in subsection 6.9), collectively.

                 "Mortgaged Property" means a Closing Date Mortgaged Property (as defined in subsection 4.1G) or an Additional Mortgaged Property (as defined in subsection 6.9).

                 "Multiemployer Plan" means any Employee Benefit Plan which is a "multiemployer plan" as defined in Section 3(37) of ERISA.

                 "Net Asset Sale Proceeds" means, with respect to any Asset Sale, Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset Sale, net of any bona fide direct costs incurred in connection with such Asset Sale, including (i) reasonable brokerage commissions, underwriting fees and discounts, legal fees, expenses and commissions, (ii) income taxes reasonably estimated to be actually payable within two years of the date of such Asset Sale as a result of any gain recognized in connection with such Asset Sale and (iii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale and (iv) the costs and expenses of any repairs, alterations or improvements made to the property sold in connection with such Asset Sale to the extent such repairs, alterations or improvements are required pursuant to the terms of such Asset Sale.

                 "Net Debt Proceeds" means the Cash proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses, from the issuance of any Debt Securities of Company or any of its Subsidiaries after the Closing Date, excluding any such proceeds from Debt Securities issued in connection with Incurred Permitted Acquisition Indebtedness.

                 "Net Equity Proceeds" means the Cash proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses, from the issuance of any equity Securities of Company or any of its Subsidiaries after the Closing Date.

                 "Net Insurance/Condemnation Proceeds" means any Cash payments or proceeds received by Company or any of its Subsidiaries (i) under any business interruption or casualty insurance policy in respect of a covered loss thereunder or (ii) as a result of the taking of any assets of Company or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, in each case net of any actual and reasonable documented costs incurred by Company or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Company or such Subsidiary in respect thereof.

                 "Notes" means one or more of the Tranche A Term Notes, Tranche B Term Notes, Revolving Notes or Swing Line Note or any combination thereof.

                 "Notice of Borrowing" means a notice substantially in the form of Exhibit I annexed hereto delivered by Company to Administrative Agent pursuant to subsection 2.1B with respect to a proposed borrowing.

                 "Notice of Conversion/Continuation" means a notice substantially in the form of Exhibit II annexed hereto delivered by Company to Administrative Agent pursuant to subsection 2.2D with respect to a proposed conversion or continuation of the applicable basis for determining the interest rate with respect to the Loans specified therein.

                 "Notice of Issuance of Letter of Credit" means a notice substantially in the form of Exhibit III annexed hereto delivered by Company to Administrative Agent pursuant to subsection 3.1B(i) with respect to the proposed issuance of a Letter of Credit.

                 "Obligations" means all obligations of every nature of each Loan Party from time to time owed to Arranger, Agents, Lenders or any of them under the Loan Documents, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnification or otherwise.

                 "Officer's Certificate" means, as applied to any corporation, a certificate executed on behalf of such corporation by its chairman of the board (if an officer), its president, or any of its vice presidents its chief financial officer, its principal accounting officer, its treasurer or its controller; provided that every Officer's Certificate with respect to the compliance with a condition precedent to the making of any Loans hereunder shall include (i) a statement that the officer making or giving such Officer's Certificate has read such condition and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of the signer, he or she has made or has caused to be made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such condition has been complied with and
(iii) a statement as to whether, in the opinion of the signer, such condition has been complied with.

                 "Operating Lease" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

                 "Patents" means all letters patent of, or rights corresponding thereto in, the United States of America or any other country and all European Patents and all registrations and recordings thereof and all applications for letters patent of, or rights corresponding thereto in, the United States of America or any other country, and all Patent Cooperation Treaty and European Patent applications, including registrations, recordings and applications in the PTO, and all reissues, reexaminations, continuations, divisionals, continuations-in-part and extensions of any of the foregoing.

                 "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

                 "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

                 "Permitted   Acquisitions"  means  any  acquisitions  permitted
pursuant to subsection 7.7(vi) hereof.

                 "Permitted Acquisitions Non-cash Reserves" means for any period, (i) non-cash charges taken by Company or any of its Subsidiaries based on a Permitted Acquisition in accordance with subsection 7.7(vi) resulting from the write-off of in-process research and development expenditures, and (ii) incremental non-cash restructuring charges, write-offs or reserves of not greater than $100,000,000 in the aggregate taken or accrued for by Company resulting from the consolidation of any facilities related to the acquisition of the Bard Catheter Lab Business which shall include reserves for severance costs, lease termination fees and other plant shutdown costs, all of the foregoing as determined in conformity with GAAP.

                 "Permitted Encumbrances" means the following types of Liens (excluding any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA, any such Lien relating to or imposed in connection with any Environmental Claim, and any such Lien expressly prohibited by any applicable terms of any of the Collateral Documents):

                 (i) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by subsection 6.3;

                 (ii) statutory Liens of landlords, statutory Liens of banks and rights of set-off, statutory Liens of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law, in each case incurred in the ordinary course of business (a) for amounts not overdue for a period of more than 30 days or (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of 30 days) are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts;

                 (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure liability to carriers under insurance or self-insurance arrangements, or obtaining utility service or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;

                 (iv) any attachment or judgment Lien not constituting an Event of Default under subsection 8.8;

                 (v) leases or subleases granted to third parties in accordance with any applicable terms of the Collateral Documents and not interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries;

                 (vi) easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries;

                 (vii) any (a) interest or title of a lessor or sublessor under any lease permitted by subsection 7.9, (b) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (c) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause (b);

                 (viii) Liens arising from filing UCC financing statements relating solely to leases permitted by this Agreement;

                 (ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                 (x) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

                 (xi) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of Company and its Subsidiaries; and

                 (xii) licenses of Patents, Trademarks and other Intellectual Property rights granted by Company or any of its Subsidiaries in the ordinary course of business and not interfering in any material respect with the ordinary conduct of the business of Company or such Subsidiary.

                 "Permitted Subordinated Debt" means Indebtedness evidenced by subordinated obligations up to an aggregate amount of $250,000,000; provided that, (i) the maturity of such obligations shall not be earlier than September 30, 2006, (ii) proceeds from the sale of such obligations shall be treated as Net Debt Proceeds and applied as mandatory prepayments of the Loans in accordance with subsection 2.4B(iii), (iii) the terms of such obligations shall not provide for any scheduled or mandatory prepayments of principal thereof prior to September 30, 2006 other than mandatory prepayments required as a result of asset dispositions if the terms of such subordinated obligations allow Company to satisfy such mandatory prepayment requirement by prepayment of Loans under this Agreement or other senior obligations of Company or reinvestment of the asset disposition proceeds within a specified period of time, (iv) such Indebtedness shall be unsecured and expressly subordinated to all existing and future senior indebtedness of Company and its Subsidiaries (including the Obligations) with customary standstill provisions with regard to nonpayment defaults under the Loans, (v) such obligations shall not be cross-defaulted to (but may be cross-accelerated to) other obligations of Company or any of its Subsidiaries, (vi) the negative covenants with respect to such subordinated obligations shall be no more restrictive than the negative covenants in this Agreement as in effect at the time such subordinated Indebtedness is incurred,
(vii) the affirmative covenants with respect to such subordinated obligations shall be no more restrictive than the affirmative covenants in this Agreement as in effect at the time such subordinated Indebtedness is incurred, (viii) the terms of such subordinated obligations shall include customary turnover and other subordination provisions, (ix) payments in respect of such subordinated obligations shall be automatically and permanently blocked following a payment default by Company under this Agreement; and (x) the documentation evidencing such subordinated obligations shall contain such other terms and conditions as may be approved by Agents; it being understood that Debt Securities convertible into the common stock of the Company satisfying the conditions set forth above shall also constitute "Permitted Subordinated Debt".

                 "Person" means and includes any natural person, corporation, limited partnership, general partnership, limited liability company, limited liability partnership, joint stock company, Joint Venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and government (whether federal, state or local, domestic or foreign, and including any political subdivisions thereof) and agency or other administrative or regulatory body thereof.

                 "Pledged   Collateral"   means,   collectively,   the  "Pledged
Collateral" as defined in the Company Pledge Agreement and the Subsidiary Pledge Agreements.

                 "Potential Event of Default" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

                 "Pricing Level" means, as of any date, the Pricing Level, whether (in ascending order from the lowest Pricing Level to the highest Pricing Level) Pricing Level 1, Pricing Level 2, Pricing Level 3, Pricing Level 4 or Pricing Level 5, that corresponds to the ratings of the Loans from Moody's or S&P as set forth in the most recent effective Pricing Level Determination Certificate delivered in accordance with the provisions of subsection 6.1A(xvii):

       Pricing Level                            Ratings of Loans
------------------------      --------------------------------------------------

          Level 1             BBB- or higher by S&P and Baa3 or
                              higher by Moody's
          Level 2             BB+ by S&P or Ba1 by Moody's
          Level 3             BB by S&P or Ba2 by Moody's
          Level 4             BB- by S&P or Ba3 by Moody's
          Level 5             B+ or lower by S&P or B1 or lower
                              by Moody's

In the case of a split Rating in which Moody's and S&P are one rating level apart, the more creditworthy of such Ratings (i.e., the Rating which implies the lower borrowing spread for Company) shall determine the Pricing Level (except for Level 1, in which case both rating agencies must assign a Rating at least as high as the Ratings specified above). In the case of a split Rating in which Moody's and S&P are more than one rating level apart, the Rating which is the midpoint between the split Ratings (i.e., an equal number of rating levels from the higher and lower Ratings) shall determine the Pricing Level; provided that if the midpoint falls between Rating levels (i.e., the Ratings set by Moody's and S&P are an odd number of rating levels apart), the Rating closest to the midpoint which is the more creditworthy (i.e. the Rating which implies the lower borrowing spread for Company) shall be used to determine the Pricing Level (except as provided for Level 1 in the preceding sentence). For the purposes of determining the Pricing Level, a Pricing Level Determination Certificate shall be deemed effective on the first Business Day following Administrative Agent's receipt thereof, and the Pricing Level shall change on such Business Day to the extent necessary to reflect the debt rating for the Loans as set forth in such Pricing Level Determination Certificate.

                 "Pricing Level  Determination  Certificate" means a certificate
substantially   in  the  form  of  Exhibit  XX  annexed   hereto   delivered  to
Administrative Agent and Lenders by Company pursuant to subsection 6.1A(xvii).

                 "Prime Rate" means the rate of interest per annum determined by Royal Bank of Canada in New York City from time to time as its Dollar prime commercial lending rate for such day, as in effect from time to time.

                 "Pro Forma Financial Covenant Compliance" means, as of any date of determination, the pro forma compliance of Company and its Subsidiaries on a consolidated basis with each of the financial covenants set forth in subsection
7.6 for the immediately preceding Fiscal Quarter period prior to such date of determination (the "Compliance Period"), such pro forma compliance being calculated as follows: to the extent that during the Compliance Period for which calculation is being made, Company or any Subsidiary of Company has made a Permitted Acquisition permitted under subsection 7.7(vi) or has disposed of any assets or operations in an amount for any such transaction or series of related transactions exceeding $5,000,000, (i) such calculation shall be made as if such Permitted Acquisition or such disposition took place on the first day of such Compliance Period on a pro forma basis for the portion of such period prior to the date of such Permitted Acquisition or after the date of such disposition and on an actual basis for the portion of such Compliance Period after the date of such Permitted Acquisition or before the date of such disposition, (ii) such calculations shall be made after giving effect to the incurrence, assumption or repayment of any Indebtedness made in connection with such acquisition or disposition, and (iii) such calculation shall be made after giving retroactive effect to demonstrable net cost eliminations or net cost savings arising by virtue of such Permitted Acquisition (such as inflated compensation paid to employee owners to maximize tax efficiencies), which cost eliminations and cost savings are demonstrated in the Officer's Certificate required under subsection 7.7 and (A) are consistent with standards and practices for pro forma presentation pursuant to Regulation S-X as promulgated by the Securities and Exchange Commission and are reviewed by Company's independent accountants, or (B) are reasonably satisfactory to Requisite Lenders. With respect to any such Permitted Acquisition, such pro forma calculations shall be based on the audited or reviewed financial results delivered in compliance with clause (c)(3) of subsection 7.7(vi).

                 "Pro Rata Share" means, with respect to each Lender, the percentage obtained by dividing (x) the sum of the Tranche A Term Loan Exposure of that Lender plus the Tranche B Term Loan Exposure of that Lender plus the Revolving Loan Exposure of that Lender by (y) the sum of the aggregate Tranche A Term Loan Exposure of all Lenders plus the aggregate Tranche B Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all
Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The initial Pro Rata Share of each Lender is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.

                 "PTO" means the United States Patent and Trademark Office or any successor or substitute office in which filings are necessary or, in the opinion of Administrative Agent, desirable in order to create or perfect Liens on any IP Collateral.

                 "Rating"   means,  as  at  any  date  of   determination,   the
then-current rating given to the Loans by S&P or Moody's, as applicable.

                 "Real Property Asset" means, at any time of determination, any interest then owned by any Loan Party in any real property.

                 "Reference Lenders" means Royal Bank of Canada, Union Bank and Fleet National Bank.

                 "Refunded Swing Line Loans" has the meaning assigned to that term in subsection 2.1A(iv).

                 "Register" has the meaning assigned to that term in subsection 2.1D.

                 "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                 "Reimbursement Date" has the meaning assigned to that term in subsection 3.3B.

                 "Related Agreements" means the Acquisition Agreement and the Ancillary Agreements (as defined in the Acquisition Agreement).

                 "Related Fund" means, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                 "Release" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the movement of any Hazardous Materials through the air, soil, surface water or groundwater.

                 "Requisite Class Lenders" means, at any time of  determination,
(i) for the Class of Lenders having Tranche A Term Loan Exposure and/or Revolving Loan Exposure, Lenders having or holding more than 65% of the sum of the aggregate Tranche A Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders and (ii) for the Class of Lenders having Tranche B Term Loan Exposure, Lenders having or holding more than 65% of the aggregate Tranche B Term Loan Exposure of all Lenders.

                 "Requisite Lenders" means Lenders having or holding more than 50% of the sum of the aggregate Tranche A Term Loan Exposure of all Lenders plus the aggregate Tranche B Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders.

                 "Restricted Junior Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Company now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Company now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Company now or hereafter outstanding, and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Permitted Subordinated Debt.

                 "Retained Excess Cash Flow" means, as at any date of determination, the amount of Consolidated Excess Cash Flow not required to be applied as a mandatory prepayment of the Loans or reductions of the Revolving Loan Commitments pursuant to subsection 2.4(iii)(d); provided that prior to June 30, 1999, for purposes of subsection 7.3(x), the amount of Retained Excess Cash Flow shall be deemed to be zero.

                 "Revolving Loan Commitment" means the commitment of a Lender to make Revolving Loans to Company pursuant to subsection 2.1A(iii), and "Revolving Loan Commitments" means such commitments of all Lenders in the aggregate.

                 "Revolving Loan Commitment Termination Date" means September 30, 2003.

                 "Revolving Loan Exposure" means, with respect to any Lender as of any date of determination, (i) prior to the termination of the Revolving Loan Commitments, that Lender's Revolving Loan Commitment, and (ii) after the termination of the Revolving Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender, (b) in the event that Lender is an Issuing Lender, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (in each case net of any participations purchased by other Lenders in such Letters of Credit and any such participations in any unreimbursed drawings thereunder), (c) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or in any unreimbursed drawings under any Letters of Credit, (d) in the case of Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any participations therein purchased by other Lenders) and (e) the aggregate amount of all participations purchased by that Lender in any outstanding Swing Line Loans.

                 "Revolving Loans" means the Loans made by Lenders to Company pursuant to subsection 2.1A(iii).

                 "Revolving Note" means (i) any promissory note of Company issued pursuant to subsection 2.1E(i)(c) on the Closing Date and (ii) any promissory note issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Revolving Loan Commitments and Revolving Loans of any Lenders, in each case substantially in the form of
Exhibit VI annexed hereto, as it may be amended, supplemented or otherwise modified from time to time.

                 "Revolving Pro Rata Share" means, with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued or participations therein purchased by any Lender or any participations in any Swing Line Loans purchased by any Lender, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all Lenders. The initial Revolving Pro Rata Share of each Lender is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.

                 "S&P" means Standard and Poor's Ratings Services.

                 "Securities" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participations in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other similar evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

                 "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor statute.

                 "Security Agreement" means the Security Agreement executed and delivered by Company and by the existing Subsidiary Guarantors on the Closing Date or executed and delivered by any additional Subsidiary Guarantor from time to time thereafter in accordance with subsection 6.8, in each case substantially in the form of Exhibit XVI annexed hereto, as such Security Agreement may be amended, supplemented or otherwise modified from time to time.

                 "Seller" means C.R. Bard, Inc., a New Jersey corporation.

                 "Solvent" means, with respect to any Person, that as of the date of determination both (A) (i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including contingent liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                 "Standby Letter of Credit" means any standby letter of credit or similar instrument issued for the purpose of supporting (i) Indebtedness of Company or any of its Subsidiaries in respect of industrial revenue or development bonds or financings, (ii) workers' compensation liabilities of Company or any of its Subsidiaries, (iii) the obligations of third party insurers of Company or any of its Subsidiaries arising by virtue of the laws of any jurisdiction requiring third party insurers, (iv) obligations with respect to Capital Leases or Operating Leases of Company or any of its Subsidiaries, and
(v) performance, payment, deposit or surety obligations of Company or any of its Subsidiaries, in any case if required by law or governmental rule or regulation or in accordance with custom and practice in the industry; provided that Standby Letters of Credit may not be issued for the purpose of supporting (a) trade payables or (b) any Indebtedness constituting "antecedent debt" (as that term is used in Section 547 of the Bankruptcy Code).

                 "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                 "Subsidiary Guarantor" means any Subsidiary of Company that executes and delivers the Subsidiary Guaranty on the Closing Date or from time to time thereafter pursuant to subsection 6.8.

                 "Subsidiary Guaranty" means the Subsidiary Guaranty executed and delivered by existing Subsidiaries of Company on the Closing Date and to be executed and delivered by additional Subsidiaries of Company from time to time thereafter in accordance with subsection 6.8, substantially in the form of
Exhibit XVII annexed hereto, as such Subsidiary Guaranty may be amended, supplemented or otherwise modified from time to time.

                 "Subsidiary Pledge Agreement" means each Subsidiary Pledge Agreement executed and delivered by an existing Subsidiary Guarantor on the Closing Date or executed and delivered by any additional Subsidiary Guarantor from time to time thereafter in accordance with subsection 6.8, in each case substantially in the form of Exhibit XVIII annexed hereto, as such Subsidiary Pledge Agreement may be amended, supplemented or otherwise modified from time to time, and "Subsidiary Pledge Agreements" means all such Subsidiary Pledge Agreements, collectively.

                 "Supplemental Collateral Agent" has the meaning assigned to that term in subsection 9.1B.

                 "Swing Line Lender" means Royal Bank of Canada, or any Person serving as a successor Administrative Agent hereunder, in its capacity as Swing Line Lender hereunder.

                 "Swing Line Loan Commitment" means the commitment of Swing Line Lender to make Swing Line Loans to Company pursuant to subsection 2.1A(iv).

                 "Swing Line Loans" means the Loans made by Swing Line Lender to Company pursuant to subsection 2.1A(iv).

                 "Swing Line Note" means (i) the promissory note of Company issued pursuant to subsection 2.1E(ii) on the Closing Date and (ii) any promissory note issued by Company to any successor Swing Line Lender pursuant to the last sentence of subsection 9.5B, in each case substantially in the form of
Exhibit VII annexed hereto, as it may be amended, supplemented or otherwise modified from time to time.

                 "Syndication Agent" has the meaning assigned to that term in the introduction to this Agreement and also means and includes any successor Syndication Agent appointed pursuant to subsection 9.5A.

                 "Tax" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided that "Tax on the overall net income" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person is organized or in which that Person's principal office (and/or, in the case of a Lender, its lending office) is located or in which that Person (and/or, in the case of a Lender, its lending office) is deemed to be doing business on all or part of the net income, profits or gains (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise) of that Person (and/or, in the case of a Lender, its lending office).

                 "Term Loans" means, collectively, the Tranche A Term Loans and the Tranche B Term Loans.

                 "Total Utilization of Revolving Loan Commitments" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing the applicable Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied),
(ii) the  aggregate  principal  amount of all  outstanding  Swing Line Loans and
(iii) the Letter of Credit Usage.

                 "Trademarks" means all trademarks, tradenames, trade styles, service marks, logos or other source or business identifiers in the United States of America or any other country and all registrations and recordings thereof and all applications in connection therewith in the United States of America or any other country, including all registrations, recordings and applications in the PTO.

                 "Tranche A Pro Rata Share" means, with respect to all payments, computations and other matters relating to the Tranche A Term Loan Commitment or Tranche A Term Loan of any Lender, the percentage obtained by dividing (x) the Tranche A Term Loan Exposure of that Lender by (y) the aggregate Tranche A Term Loan Exposure of all Lenders. The initial Tranche A Pro Rata Share of each Lender is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.

                 "Tranche A Term Loan Commitment" means the commitment of a Lender to make a Tranche A Term Loan to Company pursuant to subsection 2.1A(i) and "Tranche A Term Loan Commitments" means such commitments of all Lenders in the aggregate.

                 "Tranche A Term Loan Exposure" means, with respect to any Lender as of any date of determination, (i) prior to the funding of the Tranche A Term Loans, that Lender's Tranche A Term Loan Commitment, and (ii) after the funding of the Tranche A Term Loans, the outstanding principal amount of the Tranche A Term Loan of that Lender.

                 "Tranche A Term Loans" means the Loans made by Lenders to Company pursuant to subsection 2.1A(i).

                 "Tranche A Term Note" means (i) any promissory note of Company issued pursuant to subsection 2.1E(i)(a) on the Closing Date and (ii) any promissory note issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Tranche A Term Loan Commitments or Tranche A Term Loans of any Lenders, in each case substantially in the form of Exhibit IV annexed hereto, as it may be amended, supplemented or otherwise modified from time to time.

                 "Tranche B Pro Rata Share" means, with respect to all payments, computations and other matters relating to the Tranche B Term Loan Commitment or Tranche B Term Loan of any Lender, the percentage obtained by dividing (x) the Tranche B Term Loan Exposure of that Lender by (y) the aggregate Tranche B Term Loan Exposure of all Lenders. The initial Tranche B Pro Rata Share of each Lender is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.

                 "Tranche B Term Loan Commitment" means the commitment of a Lender to make a Tranche B Term Loan to Company pursuant to subsection 2.1A(ii), and "Tranche B Term Loan Commitments" means such commitments of all Lenders in the aggregate.

                 "Tranche B Term Loan Exposure" means, with respect to any Lender as of any date of determination, (i) prior to the funding of the Tranche B Term Loans, that Lender's Tranche B Term Loan Commitment, and (ii) after the funding of the Tranche B Term Loans, the outstanding principal amount of the Tranche B Term Loan of that Lender.

                 "Tranche B Term Loan" means a Loan made by Lenders to Company pursuant to subsection 2.1A(ii).

                 "Tranche B Term Note" means (i) any promissory note of Company issued pursuant to subsection 2.1E(i)(b) on the Closing Date and (ii) any promissory note issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Tranche B Term Loan Commitments or Tranche B Term Loans of any Lenders, in each case substantially in the form of Exhibit V annexed hereto, as it may be amended, supplemented or otherwise modified from time to time.

                 "Transaction Costs" means the fees, costs and expenses payable by Company in connection with the consummation of the transactions contemplated by the Loan Documents and the Related Agreements.

                 "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

                 "World Medical Acquisition" means the merger of Walleye Acquisition Corporation, a Florida corporation and a wholly owned Subsidiary of Company ("Merger Sub"), with and into World Medical Manufacturing Corporation, a Florida corporation ("World Medical"), pursuant to the terms of the Agreement and Plan of Merger and

Reorganization dated as of April 10, 1998, as amended from time to time, by and among Company, World Medical and Merger Sub.

                 "Year 2000 Compliant" means, in regard to any Person, that all material software, hardware, firmware, equipment, goods or systems utilized by or material to the business, operations or financial condition of such Person will properly perform date sensitive functions (including immediately before and during and after the year 2000).

                 1.2 Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement.

                 Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Company to Lenders pursuant to clauses (i), (ii),
(iii) and (xiii) of subsection 6.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in subsection 6.1(v)). Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize accounting principles and policies in conformity with those used to prepare the financial statements referred to in subsection 5.3.

1.3      Other Definitional Provisions and Rules of Construction.

                 A. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

                 B. References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided.

                 C. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

Section 2. AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

2.1      Commitments; Making of Loans; the Register; Notes.

                 A. Commitments. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company set forth herein, (1) each Lender hereby severally agrees to make the Loans described in subsections 2.1A(i), 2.1A(ii) and 2.1A(iii) and Swing Line Lender hereby agrees to make the Loans described in subsection 2.1A(iv).

                          (i) Tranche A Term Loans. Each Lender severally agrees to lend to Company on the Closing Date an amount equal to its Tranche A Pro Rata Share of the aggregate amount of the Tranche A Term Loan Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Lender's Tranche A Term Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Tranche A Term Loan Commitments is $200,000,000; provided that the Tranche A Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Tranche A Term Loan Commitments pursuant to subsection 10.1B. Each Lender's Tranche A Term Loan Commitment shall expire immediately and without further action on October 30, 1998 if the Tranche A Term Loans are not made on or before that date. Company may make only one borrowing under the Tranche A Term Loan Commitments. Amounts borrowed under this subsection 2.1A(i) and subsequently repaid or prepaid may not be reborrowed.

                          (ii) Tranche B Term Loans. Each Lender severally agrees to lend to Company on the Closing Date an amount equal to its Tranche B Pro Rata Share of the aggregate amount of the Tranche B Term Loan Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Lender's Tranche B Term Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Tranche B Term Loan Commitments is $350,000,000; provided that the Tranche B Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Tranche B Term Loan Commitments pursuant to subsection 10.1B. Each Lender's Tranche B Term Loan Commitment shall expire immediately and without further action on October 30, 1998 if the Tranche B Term Loans are not made on or before that date. Company may make only one borrowing under the Tranche B Term Loan Commitments. Amounts borrowed under this subsection 2.1A(ii) and subsequently repaid or prepaid may not be reborrowed.

                          (iii) Revolving Loans. Each Lender severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to lend to Company from time to time during the period from three days after the Closing Date to but excluding the Revolving Loan Commitment Termination Date an aggregate amount not exceeding its Revolving Pro Rata Share of the aggregate amount of the Revolving Loan Commitments to be used for the purposes identified in subsection 2.5B. The original amount of each Lender's Revolving Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate original amount of the Revolving Loan Commitments is up to $50,000,000; provided that the Revolving Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Revolving Loan Commitments pursuant to subsection 10.1B; and provided, further that the amount of the Revolving Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4B(ii) and 2.4B(iii). Each Lender's Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than that date; provided that each Lender's Revolving Loan Commitment shall expire immediately and without further action on October 30, 1998 if the Term Loans are not made on or before that date. Amounts borrowed under this subsection 2.1A(iii) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

                 Anything contained in this Agreement to the contrary notwithstanding, the Revolving Loans and the Revolving Loan Commitments shall be subject to the limitation that in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect.

                 (iv) Swing Line Loans. Swing Line Lender hereby agrees, subject to the limitations set forth below with respect to the maximum amount of Swing Line Loans permitted to be outstanding from time to time, to make a portion of the Revolving Loan Commitments available to Company from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date by making Swing Line Loans to Company in an aggregate amount not exceeding the amount of the Swing Line Loan Commitment to be used for the purposes identified in subsection 2.5B, notwithstanding the fact that such Swing Line Loans, when aggregated with Swing Line Lender's outstanding Revolving Loans and Swing Line Lender's Revolving Pro Rata Share of the Letter of Credit Usage then in effect, may exceed Swing Line Lender's Revolving Loan Commitment. The original amount of the Swing Line Loan Commitment is $5,000,000; provided that any reduction of the Revolving Loan Commitments made pursuant to subsection 2.4B(ii) or 2.4B(iii) which reduces the aggregate Revolving Loan Commitments to an amount less than the then current amount of the Swing Line Loan Commitment shall result in an automatic corresponding reduction of the Swing Line Loan Commitment to the amount of the Revolving Loan Commitments, as so reduced, without any further action on the part of Company, Administrative Agent or Swing Line Lender. The Swing Line Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans shall be paid in full no later than that date; provided that the Swing Line Loan Commitment shall expire immediately and without further action on October 30, 1998 if the Term Loans are not made on or before that date. Amounts borrowed under this subsection 2.1A(iv) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

                 Anything   contained   in  this   Agreement   to  the  contrary
         notwithstanding,   the  Swing  Line  Loans  and  the  Swing  Line  Loan
         Commitment shall be subject to the limitation that in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect.

                 With respect to any Swing Line Loans which have not been voluntarily prepaid by Company pursuant to subsection 2.4B(i), Swing Line Lender may, at any time in its sole and absolute discretion, deliver to Administrative Agent (with a copy to Company), no later than 1:00 P.M. (New York time) on the Business Day immediately preceding the proposed Funding Date, a notice (which shall be deemed to be a Notice of Borrowing given by Company) requesting Lenders with Revolving Loan Commitments to make Revolving Loans that are Base Rate Loans on such Funding Date in an amount equal to the amount of such Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given which Swing Line Lender requests such Lenders to prepay. Anything contained in this Agreement to the contrary notwithstanding,
         (i) the proceeds of such Revolving Loans made by Lenders other than Swing Line Lender shall be immediately delivered by Administrative Agent to Swing Line Lender (and not to Company) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (ii) on the day such Revolving Loans are made, Swing Line Lender's Revolving Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by Swing Line Lender, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note of Swing Line Lender but shall instead constitute part of Swing Line Lender's outstanding Revolving Loans and shall be due under the Revolving Note of Swing Line Lender.

                 If for any reason (a) any Revolving Loans are not made upon the request of Swing Line Lender as provided in the immediately preceding paragraph at the time required and in an amount sufficient to repay any amounts owed to Swing Line Lender in respect of any outstanding Swing Line Loans or (b) the Revolving Loan Commitments are terminated at a time when any Swing Line Loans are outstanding, each Lender which has or had, as the case may be, a Revolving Loan Commitment shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swing Line Loans in an amount equal to its Revolving Pro Rata Share (calculated, in the case of the foregoing clause (b), immediately prior to such termination of the Revolving Loan Commitments) of the unpaid amount of such Swing Line Loans together with accrued interest thereon. Upon one Business Day's notice from Swing Line Lender, each such Lender shall deliver to Swing Line Lender an amount equal to its respective participation in same day funds at the Funding and Payment Account. In order to further evidence such participation (and without prejudice to the effectiveness of the participation provisions set forth above), each such Lender agrees to enter into a separate participation agreement at the request of Swing Line Lender in form and substance reasonably satisfactory to Swing Line Lender. In the event any Lender fails to make available to Swing Line Lender the amount of such Lender's participation as provided in this paragraph, Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Effective Rate for three Business Days and thereafter at the Base Rate. In the event Swing Line Lender receives a payment of any amount in which other Lenders have purchased participations as provided in this paragraph, Swing Line Lender shall promptly distribute to each such other Lender its Revolving Pro Rata Share of such payment.

                 Anything contained herein to the contrary notwithstanding, each Lender's obligation to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to the second preceding paragraph and each Lender's obligation to purchase a participation in any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Swing Line Lender, Company or any other Person for any reason whatsoever, (b) the occurrence or continuation of an Event of Default or a Potential Event of Default, (c) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries, (d) any breach of this Agreement or any other Loan Document by any party thereto or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that such obligations of each Lender are subject to the condition that (X) Swing Line Lender believed in good faith that all conditions under Section 4 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans, as the case may be, were satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made or
         (Y) the satisfaction of any such condition not satisfied had been waived in accordance with subsection 10.6 prior to or at the time such Refunded Swing Line Loans or other unpaid Swing Line Loans were made.

         B. Borrowing Mechanics. Tranche A Term Loans or Tranche B Term Loans or Revolving Loans made on any Funding Date (other than Revolving Loans made pursuant to a request by Swing Line Lender pursuant to subsection 2.1A(iii) for the purpose of repaying any Refunded Swing Line Loans or Revolving Loans made pursuant to subsection 3.3B for the purpose of reimbursing any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it) shall be in an aggregate minimum amount of (a) $5,000,000 in the case of Term Loans which are Base Rate Loans or (b) $5,000,000 in the case of Term Loans which are Eurodollar Rate Loans or (c) $3,000,000 in the case of Revolving Loans and, in each case, in integral multiples of $1,000,000 in excess of that amount. Swing Line Loans made on any Funding Date shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $1,000,000 in excess of that amount. Whenever Company desires that Lenders make Term Loans or Revolving Loans, it shall deliver to Administrative Agent a Notice of Borrowing no later than 1:00 P.M. (New York time) at least three Business Days in advance of the proposed Funding Date (in the case of a Eurodollar Rate Loan) or at least one Business Day in advance of the proposed Funding Date (in the case of a Base Rate Loan). Whenever Company desires that Swing Line Lender make a Swing Line Loan, it shall deliver to Administrative Agent a

Notice of Borrowing no later than 1:00 P.M. (New York time) on the proposed Funding Date. The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day), (ii) the amount and type of Loans requested, (iii) in the case of Swing Line Loans, that such Loans shall be Base Rate Loans, (iv) in the case of Revolving Loans, whether such Loans shall be Base Rate Loans or Eurodollar Rate Loans and (v) in the case of any Loans requested to be made as Eurodollar Rate Loans, the initial Interest Period requested therefor. Term Loans and Revolving Loans may be continued as or converted into Base Rate Loans and Eurodollar Rate Loans in the manner provided in subsection 2.2D. In lieu of delivering the above-described Notice of Borrowing, Company may give Administrative Agent telephonic notice by the required time of any proposed borrowing under this subsection 2.1B; provided that such telephonic notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to Administrative Agent no later than the next Business Day thereafter.

                 Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Company or for otherwise acting in good faith under this subsection 2.1B, and upon funding of Loans by Lenders in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected Loans hereunder.

                 Company shall notify Administrative Agent prior to the funding of any Loans in the event that any of the matters to which Company is required to certify in the applicable Notice of Borrowing is or may reasonably expected to be no longer true and correct as of the applicable Funding Date, and the acceptance by Company of the proceeds of any Loans shall constitute a re-certification by Company, as of the applicable Funding Date, as to the matters to which Company is required to certify in the applicable Notice of Borrowing.

                 Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Borrowing for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable after Administrative Agent has given notice thereof to the relevant Lenders, and Company shall be bound to make a borrowing in accordance therewith unless Company shall pay compensation, if any, for the non-commencement of an Interest Period on the proposed Funding Date as provided in subsection 2.6D.

         C. Disbursement of Funds. All Term Loans and Revolving Loans under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Tranche A Pro Rata Shares, Tranche B Pro Rata Shares or Revolving Pro Rata Shares, as the case may be, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof), Administrative Agent shall notify each relevant Lender of the proposed borrowing. Each Lender shall make the amount of its Loan available to Administrative Agent not later than

12:00 Noon (New York time) on the applicable Funding Date, and Swing Line Lender shall make the amount of its Swing Line Loan available to Administrative Agent not later than 3:00 P.M. (New York time) on the applicable Funding Date, in each case in same day funds in Dollars, at the Funding and Payment Account. Except as provided in subsection 2.1A(iii) or subsection 3.3B with respect to Revolving Loans used to repay Refunded Swing Line Loans or to reimburse any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsection 4.1 (in the case of Loans made on the Closing Date) and 4.2 (in the case of all Loans), Administrative Agent shall make the proceeds of such Loans available to Company on the applicable Funding Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Administrative Agent from Lenders or Swing Line Lender, as the case may be, to be credited to the account of Company at the Funding and Payment Account and shall transfer any funds so credited in accordance with the written instructions of Company.

                 Unless Administrative Agent shall have been notified by any Lender prior to the Funding Date for any Loans that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Loan requested on such Funding Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Funding Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Company a corresponding amount on such Funding Date. If such amount is not in fact made available to Administrative Agent by such Lender and Administrative Agent has made a corresponding amount available to Company, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the Federal Funds Effective Rate for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Company and Company shall immediately pay to Administrative Agent such corresponding amount not paid by such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the rate payable under this Agreement for Base Rate Loans. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Company or Administrative Agent may have against any Lender as a result of any default by such Lender hereunder.

         D.      The Register.

                 (i) Administrative Agent shall maintain, at its address referred to in subsection 10.8, a register for the recordation of the names and addresses of Lenders and the Commitments and Loans of each Lender from time to time (the "Register"). The Register shall be available for inspection by Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                 (ii) Administrative Agent shall record in the Register the Tranche A Term Loan Commitment, Tranche B Term Loan Commitment and Revolving Loan

         Commitment and the Tranche A Term Loan, Tranche B Term Loan and Revolving Loans from time to time of each Lender, the Swing Line Loan Commitment and the Swing Line Loans from time to time of Swing Line Lender, and each repayment or prepayment in respect of the principal amount of the Tranche A Term Loan, Tranche B Term Loan or Revolving Loans of each Lender or the Swing Line Loans of Swing Line Lender. Any such recordation shall be conclusive and binding on Company and each Lender, absent error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or Company's Obligations in respect of any applicable Loans.

                 (iii) Each Lender shall record on its internal records (including the Notes held by such Lender) the amount of the Tranche A Term Loan, Tranche B Term Loan and each Revolving Loan made by it and each payment in respect thereof. Any such recordation shall be conclusive and binding on Company, absent error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or Company's Obligations in respect of any applicable Loans; and provided, further that in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern.

                 (iv) Company, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Loan shall be effective, in each case unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii). Prior to such recordation, all amounts owed with respect to the applicable Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

                 (v) Company hereby designates Royal Bank of Canada to serve as Company's agent solely for purposes of maintaining the Register as provided in this subsection 2.1D, and Company hereby agrees that, to the extent Royal Bank of Canada serves in such capacity, Royal Bank of Canada and its officers, directors and employees shall constitute Indemnitees for all purposes under subsection 10.3.

         E. Notes. Company shall execute and deliver on the Closing Date (i) to each Lender (or to Administrative Agent for that Lender), as applicable, (a) a Tranche A Term Note substantially in the form of Exhibit IV annexed hereto to evidence that Lender's Tranche A Term Loan, in the principal amount of that Lender's Tranche A Term Loan and with other appropriate insertions, (b) a Tranche B Term Note substantially in the form of Exhibit V annexed hereto to evidence that Lender's Tranche B Term Loan, in the principal amount of that Lender's Tranche B Term Loan and with other appropriate insertions and (c) a Revolving Note substantially in the form of Exhibit VI annexed hereto to evidence that Lender's Revolv-ing Loans, in the principal amount of that Lender's Revolving Loan Commitment and with other appropriate insertions, and (ii) to Swing Line Lender (or to Administrative Agent for Swing Line Lender) a Swing Line Note substantially in the form of Exhibit VII annexed hereto to evidence Swing Line Lender's Swing Line Loans, in the principal amount of the Swing Line Loan Commitment and with other appropriate insertions.

                 Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by Administrative Agent as provided in subsection 10.1B(ii). Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, assignee or transferee of that Note or of any Note or Notes issued in exchange therefor.

2.2      Interest on the Loans.

         A. Rate of Interest. Subject to the provisions of subsections 2.6 and 2.7, each Term Loan and each Revolving Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Adjusted Eurodollar Rate, as the case may be. Subject to the provisions of subsection 2.7, each Swing Line Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate. The applicable basis for determining the rate of interest with respect to any Term Loan or any Revolving Loan shall be selected by Company initially at the time a Notice of Borrowing (or telephonic notice as provided in Section 2.1B) is given with respect to such Loan pursuant to subsection 2.1B, and the basis for determining the interest rate with respect to any Term Loan or any Revolving Loan may be changed from time to time pursuant to subsection 2.2D. If on any day a Term Loan or Revolving Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Rate.

                 (i) Subject to the provisions of subsections 2.2E and 2.7, the Tranche A Term Loans and the Revolving Loans shall bear interest through maturity as follows:

                          (a) if a Base Rate  Loan,  then at the sum of the Base
                 Rate plus the Applicable Tranche A Base Rate Margin; or

                          (b) if a Eurodollar  Rate Loan, then at the sum of the
                 Adjusted   Eurodollar  Rate  plus  the  Applicable   Tranche  A
                 Eurodollar Margin.

                 (ii) Subject to the provisions of subsections 2.2E and 2.7, the Tranche B Term Loans shall bear interest through maturity as follows:

                          (a) if a Base Rate  Loan,  then at the sum of the Base
                 Rate plus the

                 Applicable Tranche B Base Rate Margin; or

                          (b) if a Eurodollar  Rate Loan, then at the sum of the
                 Adjusted   Eurodollar  Rate  plus  the  Applicable   Tranche  B
                 Eurodollar Margin.

                 (iii) Subject to the provisions of subsections 2.2E and 2.7, the Swing Line Loans shall bear interest through maturity at the sum of the Base Rate plus the Applicable Tranche A Base Rate Margin minus the Applicable Commitment Fee Percentage.

                 Administrative Agent shall determine the applicable margins for interest rates based upon the Pricing Level Determination Certificate delivered to Administrative Agent pursuant to subsection 6.1A(xvii). Any adjustments to such applicable margins shall become effective one Business Day following the date on which Administrative Agent receives such Pricing Level Determination Certificate; provided, however, that if such Pricing Level Determination Certificate is not delivered within five Business Days after the date required hereunder (or such later date consented to by Requisite Lenders), Pricing Level 5 shall be applicable until the next Pricing Level Determination Certificate shall be delivered.

         B. Interest Periods. In connection with each Eurodollar Rate Loan, Company may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, select an interest period (each an "Interest Period") to be applicable to such Loan, which Interest Period shall be, at Company's option, either a one, two, three or six month period or, if deposits in the interbank Eurodollar market are generally available for such period (as reasonably determined by each Lender making, converting to or continuing such Eurodollar Rate Loan), a nine month period; provided that:

                 (i) the initial Interest Period for any Eurodollar Rate Loan shall commence on the Funding Date in respect of such Loan, in the case of a Loan initially made as a Eurodollar Rate Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Loan converted to a Eurodollar Rate Loan;

                 (ii) in the case of immediately successive Interest Periods applicable to a Eurodollar Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

                 (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                 (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (v) of this subsection 2.2B, end on the last Business Day of a calendar month;

                 (v) no Interest Period with respect to any portion of the Tranche A Term Loans shall extend beyond September 30, 2003, no Interest Period with respect to any portion of the Tranche B Term Loans shall extend beyond September 30, 2004 and no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Loan Commitment Termination Date;

                 (vi) no Interest Period with respect to any portion of the Tranche A Term Loans or Tranche B Term Loans shall extend beyond a date on which Company is required to make a scheduled payment of principal of the Tranche A Term Loans or Tranche B Term Loans, as the case may be, unless the sum of (a) the aggregate principal amount of Tranche A Term Loans or Tranche B Term Loans, as the case may be, that are Base Rate Loans plus (b) the aggregate principal amount of Tranche A Term Loans or Tranche B Term Loans, as the case may be, that are Eurodollar Rate Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on the Tranche A Term Loans or Tranche B Term Loans, as the case may be, on such date;

                 (vii)  there  shall  be  no  more  than  16  Interest   Periods
         outstanding at any time for all of the Loans; and

                 (viii) in the event Company fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Notice of Borrowing or Notice of Conversion/Continuation, Company shall be deemed to have selected an Interest Period of one month.

         C. Interest Payments. Subject to the provisions of subsection 2.2E, interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity by acceleration or otherwise); provided that in the event any Swing Line Loans or any Revolving Loans that are Base Rate Loans are prepaid pursuant to subsection 2.4B(i), interest accrued on such Swing Line Loans or Revolving Loans through the date of such prepayment shall be payable on the next succeeding Interest Payment Date applicable to Base Rate Loans (or, if earlier, at final maturity by acceleration or otherwise).

         D. Conversion or Continuation. Subject to the provisions of subsection 2.6, Company shall have the option (i) to convert at any time all or any part of its outstanding Tranche A Term Loans, Tranche B Term Loans or Revolving Loans equal to $5,000,000 and integral multiples of $1,000,000 in excess of that amount from Base Rate Loans to Eurodollar Rate Loans or (ii) upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, (a) to continue all or any portion of such Loan equal to $5,000,000 and integral multiples of $1,000,000 in excess of that amount as a Eurodollar Rate Loan and (b) to convert all or any portion of such Loan to a Base Rate Loan; provided, however, that a Eurodollar Rate Loan or portions thereof may be converted into a Base Rate Loan on any Business Day other than the expiration date of an Interest Period applicable to such Eurodollar Rate Loan if and only if breakage costs determined pursuant to subsection 2.6 are paid by Company.

                 Company shall deliver a Notice of Conversion/Continuation to Administrative Agent no later than 1:00 P.M. (New York time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). A Notice of Conversion/Continuation shall specify (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount and type of the Loan to be converted/continued,
(iii) the nature of the proposed conversion/continuation, (iv) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, the requested Interest Period, and (v) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, that no Potential Event of Default or Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, Company may give Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2D; provided that such telephonic notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to Administrative Agent no later than the next Business Day thereafter. Upon receipt of written or telephonic notice of any proposed conversion/continuation under this subsection 2.2D, Administrative Agent shall promptly transmit such notice by telefacsimile or telephone to each relevant Lender.

                 Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Company or for otherwise acting in good faith under this subsection 2.2D, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected a conversion or continuation, as the case may be, hereunder.

                 Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable after Administrative Agent has given notice thereof to the relevant Lenders, and Company shall be bound to effect a conversion or continuation in accordance therewith.

         E. Default Rate. Any principal payments on the Loans not paid when due and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand at a rate that is 2.00% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2.00% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans); provided that, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2.00% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

         F. Computation of Interest. Interest on the Loans shall be computed (i) in the case of Base Rate Loans, on the basis of a 365-day or 366-day year, as the case may be, and (ii) in the case of Eurodollar Rate Loans, on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

2.3      Fees.

         A. Commitment Fees. Company agrees to pay to Administrative Agent, for distribution to each Lender having a Revolving Loan Commitment in proportion to that Lender's Revolving Pro Rata Share, commitment fees for the period from and including the Closing Date to and excluding the Revolving Loan Commitment Termination Date equal to (x) the average of the daily excess of the Revolving Loan Commitments over the aggregate principal amount of (i) outstanding Revolving Loans (but not any outstanding Swing Line Loans) plus (ii) the Letter of Credit Usage multiplied by (y) the Applicable Commitment Fee Percentage, such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Closing Date, and on the Revolving Loan Commitment Termination Date.

         B. Other Fees. Company agrees to pay to Arranger, Syndication Agent and/or Administrative Agent all fees specified in separate letter agreements among Arranger, Syndication Agent, Administrative Agent and/or Company and to pay to Administrative Agent such other fees in the amounts and at the times separately agreed upon between Company and Administrative Agent.

2.4 Repayments, Prepayments and Reductions in Revolving Loan Commitments; General Provisions Regarding Payments; Application of Proceeds of Collateral and Payments Under Subsidiary Guaranty.

         A.      Scheduled Payments of Term Loans.

                 (i) Scheduled Payments of Tranche A Term Loans. Company shall make principal payments on the Tranche A Term Loans in installments on the dates and in the amounts set forth below:

                                                            Scheduled
                                                            Repayment
                                                          of Tranche A
                Date                                       Term Loans
               ------                                     ------------
         June 30, 1999                                      $7,500,000
         September 30, 1999                                 $7,500,000
         December 31, 1999                                  $8,750,000

         March 31, 2000                                     $8,750,000
         June 30, 2000                                      $8,750,000
         September 30, 2000                                 $8,750,000
         December 31, 2000                                 $10,000,000

         March 31, 2001                                    $10,000,000
         June 30, 2001                                     $10,000,000
         September 30, 2001                                $10,000,000
         December 31, 2001                                 $12,500,000

         March 31, 2002                                    $12,500,000
         June 30, 2002                                     $12,500,000
         September 30, 2002                                $12,500,000
         December 31, 2002                                 $15,000,000

         March 31, 2003                                    $15,000,000
         June 30, 2003                                     $15,000,000
         September 30, 2003                                $15,000,000

         Total                                            $200,000,000
                                                          ============


        ; provided that each scheduled installment of principal of the Tranche A Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche A Term Loans in accordance with subsection 2.4B(iv); and provided further that the Tranche A Term Loans and all other amounts owed hereunder with respect to the Tranche A Term Loans shall be paid in full no later than September 30, 2003 and the final installment payable by Company in respect of the Tranche A Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche A Term Loans.

                  (ii) Scheduled Payments of Tranche B Term Loans. Company shall make principal payments on the Tranche B Term Loans in installments on the dates and in the amounts set forth below:

                                                         Scheduled
                                                         Repayment
                                                       of Tranche B
                Date                                    Term Loans
                ----                                   ------------
          December 31, 1998                                $875,000

          March 31, 1999                                   $875,000
          June 30, 1999                                    $875,000
          September 30, 1999                               $875,000
          December 31, 1999                                $875,000

          March 31, 2000                                   $875,000
          June 30, 2000                                    $875,000
          September 30, 2000                               $875,000
          December 31, 2000                                $875,000

          March 31, 2001                                   $875,000
          June 30, 2001                                    $875,000
          September 30, 2001                               $875,000
          December 31, 2001                                $875,000

          March 31, 2002                                   $875,000
          June 30, 2002                                    $875,000
          September 30, 2002                               $875,000
          December 31, 2002                                $875,000

          March 31, 2003                                   $875,000
          June 30, 2003                                    $875,000
          September 30, 2003                               $875,000
          December 31, 2003                             $83,125,000

          March 31, 2004                                $83,125,000
          June 30, 2004                                 $83,125,000
          September 30, 2004                            $83,125,000

          Total                                        $350,000,000
                                                       ============


        ; provided that each scheduled installment of principal of the Tranche B Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche B Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Tranche B Term Loans and all other amounts owed hereunder with respect to the Tranche B Term Loans shall be paid in full no later than

        September 30, 2004, and the final installment payable by Company in respect of the Tranche B Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche B Term Loans.

                  (iii) Scheduled Payment of Revolving Loans. Company shall make a principal payment of 100% of outstanding Revolving Loans on the Revolving Loan Commitment Termination Date.

         B.   Prepayments   and   Unscheduled   Reductions  in  Revolving   Loan
Commitments.

                 (i) Voluntary Prepayments. Company may, upon written or telephonic notice to Administrative Agent on or prior to 1:00 P.M. (New York time) on the date of prepayment, which notice, if telephonic, shall be promptly confirmed in writing (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to Swing Line Lender, whereupon such notice shall be irrevocable), at any time and from time to time prepay any Swing Line Loan on any Business Day in whole or in part. Company may, upon not less than one Business Day's prior written or telephonic notice, in the case of Base Rate Loans, and three Business Days' prior written or telephonic notice, in the case of Eurodollar Rate Loans, in each case given to Administrative Agent by 1:00 P.M. (New York time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each relevant Lender, whereupon such notice shall be irrevocable), at any time and from time to time prepay any Term Loans or Revolving Loans on any Business Day in whole or in part; provided, however, that a Eurodollar Rate Loan may be prepaid on any Business Day other than the expiration of the Interest Period applicable thereto only if breakage costs determined pursuant to subsection 2.6D are paid by Company. Any such voluntary prepayment shall be applied as specified in subsection 2.4B(iv). Voluntary prepayments of Tranche A Term Loans or Tranche B Term Loans shall be without premium or penalty.

                  (ii) Voluntary Reductions of Revolving Loan Commitments. Company may, upon not less than three Business Days' prior written or telephonic notice confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Loan Commitments in an amount up to the amount by which the Revolving Loan Commitments exceed the Total Utilization of Revolving Loan Commitments at the time of such proposed termination or reduction;

        provided that any such partial reduction of the Revolving Loan Commitments shall be in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000. Company's notice to Administrative Agent shall designate the date (which shall be a

        Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Loan Commitments shall be effective on the date specified in Company's notice and shall reduce the Revolving Loan Commitment of each Lender proportionately to its Revolving Pro Rata Share. Any such voluntary reduction of the Revolving Loan Commitments shall be applied as specified in subsection 2.4B(iv).

                  (iii) Mandatory Prepayments of Loans and Mandatory Reductions of Revolving Loan Commitments. The Loans shall be prepaid and/or the Revolving Loan Commitments shall be permanently reduced in the amounts and under the circumstances set forth below, all such prepayments and/or reductions to be applied as set forth below or as more specifically provided in subsection 2.4B(iv):

                          (a) Prepayments and Reductions From Net Asset Sale Proceeds. No later than the second Business Day following the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds in respect of Asset Sales if such Net Asset Sale Proceeds exceed an aggregate cumulative amount of $5,000,000 during any given Fiscal Year, Company shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to such Net Asset Sale Proceeds; provided, however, that Net Asset Sale Proceeds shall be excluded from the requirements of this subsection 2.4B(iii)(a) to the extent such proceeds are reinvested in assets used by Company and its Subsidiaries in the conduct of its business within 180 days after receipt of such proceeds; provided further that Company shall, within two Business Days of the receipt by Company or any of its Subsidiaries of Net Asset Sale Proceeds, deliver to Agents an Officer's Certificate setting forth the amount of such Net Asset Sale Proceeds and the amount of the mandatory prepayment to be made, if any, pursuant to this subsection 2.4B(iii)(a) and setting forth in reasonable detail the calculations from which such amounts were derived, and, with respect to any Net Asset Sale Proceeds to be reinvested as provided in this subsection 2.4B(iii)(a), a general description of the intended application thereof and a general estimate of the costs of the reinvestment in accordance with this subsection 2.4B(iii)(a). In the event that any portion of Net Asset Sale Proceeds received by Company or any of its Subsidiaries which are excluded from the mandatory prepayment requirement in accordance with this subsection 2.4B(iii)(a) are not expended for the general purposes specified in the Officer's Certificate delivered by the Company in connection therewith within the 180-day time period, Company shall, immediately upon the expiration of the 180-day time period, make a mandatory prepayment of the Loans as specified in the first sentence of this subsection 2.4B(iii)(a) in an amount equal to such unexpended portion.

                          (b)  Prepayments  and  Reductions  Due to  Issuance of
                  Equity Securities. No later than the second Business Day following the date of receipt by Company or any of its Subsidiaries of Net Equity Proceeds, Company shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to (i) 50% of such Net Equity Proceeds if such Net Equity Proceeds are less than or equal to $200,000,000 (as determined on a cumulative basis for the period after the Closing Date); and (ii) either
                  (x)  50%  of  any  such  Net  Equity  Proceeds  in  excess  of
                  $200,000,000 (as determined on a cumulative basis for the period after the Closing Date) received by Company at any time during such period when the Consolidated Leverage Ratio as of the end of the immediately preceding four Fiscal Quarter period (for which Administrative Agent has received an Officer's Certificate showing the Consolidated Leverage Ratio for such period) is greater than or equal to 2.5:1.0 or (y) 0% of any such Net Equity Proceeds in excess of $200,000,000 (as determined on a cumulative basis for the period after the Closing Date) at any time during such period when the Consolidated Leverage Ratio as of the end of the immediately preceding four Fiscal Quarter period (for which Administrative Agent has received an Officer's Certificate showing the Consolidated Leverage Ratio for such period) is less than 2.5:1.0, as may be applicable.

                          (c) Prepayments and Reductions Due to Issuance of Debt
                  Securities. No later than the second Business Day following the date of receipt by Company or any of its Subsidiaries of Net Debt Proceeds (excluding any Net Debt Proceeds of Indebtedness permitted under subsection 7.1(i), (iv), (vii),
                  (viii) and (ix)), Company shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to such Net Debt Proceeds. Any such mandatory prepayments shall be applied as specified in subsection 2.4B(iv).

                          (d) Prepayments and Reductions from Consolidated Excess Cash Flow. In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year (commencing with the Fiscal Year ending June 30, 1999), Company shall prepay no later than 90 days after the end of such Fiscal Year the Loans and/or the Revolving Loan Commitments shall be permanently reduced (a) in an aggregate amount equal to 0% of such Consolidated Excess Cash Flow for each Fiscal Year in which the Consolidated Leverage Ratio, as determined as at the last day of such Fiscal Year is less than 2.5:1.0, and (b) an aggregate amount equal to 50% of such Consolidated Excess Cash Flow for each Fiscal Year in which the Consolidated Leverage Ratio, as determined as at the last day of such Fiscal Year, is greater than or equal to 2.5 to 1.0.

                          (e) Prepayments and Reductions from Net Insurance/Condemnation Proceeds. No later than the second Business Day following the date of receipt by Administrative Agent or by Company or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds that are required to be applied to prepay the Loans and/or reduce the Revolving Loan Commitments pursuant to subsection 6.4C, Company shall prepay the Loans and/or the Revolving Loan Commitments will be permanently reduced in an aggregate amount equal to the amount of such Net Insurance/Condemnation Proceeds.

                          (f) Calculations of Net Proceeds  Amounts;  Additional
                  Prepayments and Reductions Based on Subsequent Calculations. Concurrently with any prepayment of the Loans and/or reduction of the Revolving Loan Commitments pursuant to subsections 2.4B(iii)(a)-(e), Company shall deliver to Administrative Agent an Officer's Certificate demonstrating the calculation of the amount (the "Net Proceeds Amount") of the applicable Net Asset Sale Proceeds or Net Equity Proceeds or Net Debt Proceeds or Net Insurance/Condemnation Proceeds, or the applicable Consolidated Excess Cash Flow, as the case may be, that gave rise to such prepayment and/or reduction.

                          In the event that Company shall subsequently determine
that the actual Net Proceeds Amount was greater than the amount set forth in such Officer's Certificate, Company shall promptly make an additional prepayment of the Loans (and/or, if applicable, the Revolving Loan Commitments shall be permanently reduced) in an amount equal to the amount of such excess, and Company shall concurrently therewith deliver to Administrative Agent an Officer's Certificate demonstrating the derivation of the additional Net Proceeds Amount resulting in such excess.

                          (g) Prepayments Due to Reductions or Restrictions of Revolving Loan Commitments. Company shall from time to time prepay first the Swing Line Loans and second the Revolving Loans to the extent necessary (1) so that the Total Utilization of Revolving Loan Commitments shall not at any time exceed the Revolving Loan Commitments then in effect and
                  (2) to give effect to the limitations set forth in the second paragraph of subsection 2.1A(iii) and in the second paragraph of subsection 2.1A(iv).

                  (iv) Application of Prepayments and Unscheduled Reductions of Revolving Loan Commitments.

                          (a)  Application  of Voluntary  Prepayments by Type of
                  Loans and Order of Maturity. Subject to subsection 2.4B(iv)(c), any voluntary prepayments pursuant to subsection 2.4B(i) shall be applied as specified by Company in the applicable notice of prepayment; provided that in the event Company fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied first to repay outstanding Swing Line Loans to the full extent thereof, second to repay outstanding Term Loans to the full extent thereof, and third to repay outstanding Revolving Loans to the full extent thereof. Subject to subsection 2.4B(iv)(c), any voluntary prepayments of the Term Loans pursuant to subsection 2.4B(i) shall be applied to prepay the Tranche A Term Loans and the Tranche B Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) first to scheduled installments of principal of the Tranche A Term Loans and the Tranche B Term Loans scheduled within one year of the prepayment in forward order of maturity on a pro rata basis and second to prepay the remaining scheduled installments of principal of the Tranche A Term Loans and the Tranche B Term Loans set forth in subsections 2.4A(i) and 2.4A(ii), respectively, on a pro rata basis.

                          (b) Application of Mandatory Prepayments by Type of Loans. Any amount (the "Applied Amount") required to be applied as a mandatory prepayment of the Loans and/or a reduction of the Revolving Loan Commitments pursuant to subsections 2.4B(iii)(a)-(e) shall be applied first to prepay the Term Loans to the full extent thereof, second, to the extent of any remaining portion of the Applied Amount, to prepay the Swing Line Loans to the full extent thereof and thereby to permanently reduce the Revolving Loan Commitments by the amount of such prepayment, third, to the extent of any remaining portion of the Applied Amount, to prepay the Revolving Loans to the full extent thereof and thereby to further permanently reduce the Revolving Loan Commitments by the amount of such prepayment, and fourth, to the extent of any remaining portion of the Applied Amount, to further permanently reduce the Revolving Loan Commitments to the full extent thereof.

                          (c) Application of Mandatory Prepayments of Term Loans
                  to Tranche A Term Loans and Tranche B Term Loans and the Scheduled Installments of Principal Thereof.

                                   (1) Any  mandatory  prepayments  of the  Term
                          Loans pursuant to subsection 2.4B(iii)(a)-(e) shall be applied to prepay the Tranche A Term Loans and the Tranche B Term Loans on a pro rata basis in accordance with the respective outstanding principal amounts thereof; provided that, in the case of any such mandatory prepayment of the

                          Tranche B Term Loans with respect to which Company has given Administrative Agent written notification, prior to Administrative Agent's receipt of such mandatory prepayment, that Company has elected to give each Lender of Tranche B Term Loans the option to waive their rights to receive such prepayment (a "Waivable Mandatory Prepayment"), Administrative Agent shall, upon receipt of such Waivable Mandatory Prepayment, notify each Lender of Tranche B Term Loans of such receipt and of the amount of such Waivable Mandatory
                          Prepayment to be applied to such Lender's Tranche B Term Loan and of the designation of such Waivable Mandatory Prepayment as such by Company; provided further that Company shall use its reasonable efforts to notify Tranche B Term Lenders of such Waivable Mandatory Prepayment three Business Days prior to the payment to Administrative Agent of such Waivable Mandatory Prepayment (it being understood that Company shall have no liability for failing to so notify
                          Tranche B Term Lenders). In the event any Tranche B Term Lender desires to waive such Lender's right to receive such Waivable Mandatory Prepayment, (A) such Lender shall so advise Administrative Agent in writing (or by telephone with written confirmation) no later than the close of business on the date it receives such notice from Administrative Agent and (B) upon application of such proceeds from such Lender, (I) Administrative Agent shall apply 50% of the amount so waived by such Lender to prepay the Tranche A Term Loans and to reduce the unpaid scheduled installments of principal of the Tranche A Term Loans set forth in subsection 2.4A(i) on a pro rata basis and (II) in the case of amounts so waived prior to payment to Administrative Agent, Company shall retain the remainder of the amount so waived and in the case of amounts so waived after payment to Administrative Agent, Administrative Agent shall return the remainder of the amount so waived by such Lender to Company. Any amounts so waived by any Tranche B Term Lender thereupon shall be scheduled to be paid to such Lender on September 30, 2004, and, if not paid prior to such date, shall be paid on such date as required by the second proviso of subsection 2.4A(ii).

                                   (2) Any mandatory  prepayments applied to the
                          Tranche A Term Loans or the Tranche B Term Loans pursuant to subsection 2.4B(iv)(c)(1) shall be applied on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) to reduce each scheduled installment of principal of the Tranche A Term Loans or the Tranche B Term Loans, as the case may be, set forth in subsection 2.4A(i) or 2.4A(ii) that is unpaid at the time of such prepayment.

                          (d) Application of Prepayments to Base Rate Loans and Eurodollar Rate Loans. Considering Tranche A Term Loans,
                  Tranche B Term Loans and Revolving Loans being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Company pursuant to subsection 2.6D.

        C.        General Provisions Regarding Payments.

                  (i) Manner and Time of Payment.  Without  prejudice to Section
        10.4, all payments by Company of principal, interest, fees and other Obligations hereunder and under the Notes shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 1:00 P.M. (New York time) on the date due to the Funding and Payment Account for the account of Lenders. Funds received by Administrative Agent after such time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day.

                  (ii) Application of Payments to Principal and Interest. All payments in respect of any Loan shall be applied to the payment of interest then due and payable in accordance with Section 2.2 before application to principal.

                  (iii) Apportionment of Payments. Aggregate principal and interest payments in respect of Term Loans and Revolving Loans shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to Lenders' respective Tranche A Pro Rata Shares, Tranche B Pro Rata Shares or Revolving Pro Rata Shares, as the case may be. Administrative Agent shall promptly distribute to each Lender, at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request, its Tranche A Pro Rata Share, Tranche B Pro Rata Share or Revolving Pro Rata Share, as the case may be, of all such payments received by Administrative Agent and the commitment fees of such Lender when received by Administrative Agent pursuant to subsection
        2.3. Notwithstanding the foregoing provisions of this subsection 2.4C(iii), if, pursuant to the provisions of subsection 2.6C, any Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Tranche A Pro Rata Share, Tranche B Pro Rata Share or Revolving Pro Rata Share, as the case may be, of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

                  (iv) Payments on Business Days. Subject to subsection 2.2B, whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

                  (v) Notation of Payment. Each Lender agrees that before disposing of any Note held by it, or any part thereof (other than by granting participations therein), that

        Lender will make a notation thereon of all Loans evidenced by that Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; provided that the failure to make (or any error in the making of) a notation of any Loan made under such Note shall not limit or otherwise affect the Obligations of Company hereunder or under such Note with respect to any Loan or any payments of principal or interest on such Note.

        D. Application of Proceeds of Collateral and Payments Under Subsidiary Guaranty.

                  (i) Application of Proceeds of Collateral. Except as provided in subsection 2.4B(iii)(a) with respect to prepayments from Net Asset Sale Proceeds, all proceeds received by Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral under any Collateral Document shall be applied in full or in part by Administrative Agent against the applicable Secured Obligations (as defined in such Collateral Document) in the following order of priority:

                          (a) To the  payment of all costs and  expenses of such
                  sale, collection or other realization, including reasonable compensation to Administrative Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Administrative Agent in connection herewith and therewith, and all amounts for which Administrative Agent is entitled to indemnification hereunder and under such Collateral Document and all advances made by Administrative Agent hereunder and thereunder for the account of the applicable Loan Party, and to the payment of all costs and expenses paid or incurred by Administrative Agent in connection with the exercise of any right or remedy hereunder and under such Collateral Document, all in accordance with the terms of this Agreement and such Collateral Document;

                          (b) thereafter, to the extent of any excess such proceeds, to the payment of all other such Secured Obligations for the ratable benefit of the holders thereof; and

                          (c) thereafter, to the extent of any excess such proceeds, to the payment to or upon the order of such Loan Party or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                  (ii) Application of Payments Under Subsidiary Guaranty. All payments received by Administrative Agent under the Subsidiary Guaranty ("Guaranty Payments") shall be applied promptly from time to time by Administrative Agent in the following order of priority:

                          (a) To the  payment of the costs and  expenses  of any
                  collection or
                  other realization under the Subsidiary Guaranty, including reasonable compensation to Administrative Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by Administrative Agent in connection herewith and therewith, all in accordance with the terms of this Agreement and such Subsidiary Guaranty;

                          (b) thereafter, to the extent of any excess such Guaranty Payments, to the payment of all other Guaranteed Obligations (as defined in such Guaranty) for the ratable benefit of the holders thereof; and

                          (c) thereafter, to the extent of any excess such Guaranty Payments, to the payment to the applicable Subsidiary Guarantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

2.5     Use of Proceeds.

        A. Term Loans. The proceeds of the Term Loans, together with the Company Cash Contribution, shall be applied by Company to fund a portion of the purchase price of the acquisition of BCL.

        B. Revolving Loans; Swing Line Loans. The proceeds of any Revolving Loans and any Swing Line Loans shall be applied by Company for working capital and general corporate purposes (including the funding of the Acquisition Purchase Price Adjustment and replacing the existing receivables financing of BCL of approximately $70,000,000), and Commercial Letters of Credit and Standby Letters of Credit shall be issued for the purposes set forth in the definition of such terms.

        C. Margin Regulations. No portion of the proceeds of any borrowing under this Agreement shall be used by Company or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

2.6     Special Provisions Governing Eurodollar Rate Loans.

                  Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

        A. Determination of Applicable Interest Rate. As soon as practicable on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error in calculation, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Company and each relevant Lender.

        B. Inability to Determine Applicable Interest Rate. In the event that Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances affecting the London interbank market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to Company and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Administrative Agent notifies Company and Lenders that the circumstances giving rise to such notice no longer exist and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Company.

        C. Illegality or Impracticability of Eurodollar Rate Loans. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto) that the making, maintaining or continuation of Loans bearing interest determined by reference to the Adjusted Eurodollar Rate (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the interbank Eurodollar market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "Affected Lender" and it shall on that day give notice (by telefacsimile or by telephonic notice confirmed in writing) to Company and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter, (a) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (b) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (c) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans (the "Affected Loans") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (d) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, Company shall have the option, subject to the provisions of subsection 2.6D, to rescind such Notice of Borrowing or Notice of Conversion/Continuation as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the

Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms of this Agreement.

        D. Compensation For Breakage or Non-Commencement of Interest Periods. Company shall compensate each Lender, upon written request by that Lender (which request shall set forth the manner and method of computing such compensation), for all reasonable losses, expenses and liabilities, if any, (including any interest paid by that Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability incurred by that Lender in connection with the liquidation or re-employment of such funds) which that Lender may incur: (i) if for any reason (other than a default by that Lender or due to any failure of any Lender to fund Eurodollar Loans due to illegality or impracticability under subsection 2.6C) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request for conversion or continuation, (ii) if any prepayment (including any prepayment pursuant to subsection 2.4B(i)) or other principal payment or any conversion of any of its Eurodollar Rate Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan or (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Company.

        E. Booking of Eurodollar Rate Loans. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

        F. Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A shall be made as though that Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this subsection 2.6 and under subsection 2.7A.

        G. Eurodollar Rate Loans After Default. After the occurrence of and during the continuation of an Event of Default, (i) Company may not elect to have a Loan be made or continued as, or converted to, a Eurodollar Rate Loan after the expiration of any Interest Period then in effect for that Loan and
(ii) subject to the provisions of subsection 2.6D, any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to a requested borrowing or conversion/continuation that has not yet occurred shall be deemed to be rescinded by Company and be deemed a request to convert or continue Loans referred to therein as Base Rate Loans.

2.7     Increased Costs; Taxes; Capital Adequacy.

        A. Compensation for Increased Costs and Taxes. Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Lender shall reasonably determine in good faith (which determination shall be rebuttably presumed to be correct) that any law, treaty or governmental rule, regulation or order enacted, entered into or promulgated after the date hereof or any change after the date hereof therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

                  (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any Tax on the overall net income of such Lender or any franchise Tax) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder;

                  (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Adjusted Eurodollar Rate); or

                  (iii) imposes on such Lender (or its applicable lending office) any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the London interbank market;

and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto, then, in any such case, Company shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder; provided that a Lender shall not be entitled to avail itself of the benefit of this subsection 2.7A to the extent it had an ability (subject to subsection 2.8A), without incurring, as determined in its sole discretion, any material cost prior to incurrence of such increased costs or taxes to reduce or avoid the same through the relocation of its lending office or otherwise (and failed to do so) and to the extent that any such increased cost or reduction in amounts was incurred more than six months prior to the time it gives notice to Company (as provided in the next sentence) of the relevant circumstance, unless such circumstance arose or became applicable retroactively, in which case such Lender shall not be limited to such six month period so long as such Lender has given such notice to Company no later than one year from the time such circumstance became known to Lender to be applicable to such Lender. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating additional amounts to such Lender under this subsection 2.7A, which statement shall be rebuttably presumed to be correct.

        B.        Withholding of Taxes.

                  (i) Payments to Be Free and Clear. All sums payable by Company under this Agreement and the other Loan Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a Tax on the overall net income of any Lender or any franchise Tax) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of Company or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment.

                  (ii) Grossing-up of Payments. If Company or Administrative Agent is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by Company to Administrative Agent or any Lender under any of the Loan Documents:

                          (a) Company shall notify  Administrative  Agent of any
                  such requirement or any change in any such requirement as soon as Company becomes aware of it;

                          (b) Company  shall pay any such Tax before the date on
                  which penalties attach thereto, such payment to be made (if the liability to pay is imposed on Company) for its own account or (if that liability is imposed on Administrative Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender;

                          (c) the sum payable by Company in respect of which the
                  relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made;

                          (d) within 30 days after  paying any sum from which it
                  is required
                  by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause (b) above to pay, Company shall deliver to Administrative Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority;

                  provided that no such additional amount shall be required to be paid to any Lender under clause (c) above except to the extent that any change after the date hereof (in the case of each Lender listed on the signature pages hereof) or after the date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date of this Agreement or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender.

                  (iii)   Evidence of Exemption from U.S. Withholding Tax.

                          (a) Each  Lender that is  organized  under the laws of
                  any jurisdiction other than the United States or any state or other political subdivision thereof (for purposes of this subsection 2.7B(iii), a "Non-US Lender") shall deliver to Administrative Agent for transmission to Company, on or prior to the Closing Date (in the case of each Lender listed on the signature pages hereof) or on or prior to the effective date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of Company or Administrative Agent (each in the reasonable exercise of its discretion), (1) two original copies of Internal Revenue Service Form 1001 or 4224 (or any successor forms), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents or (2) if such Lender is not a "bank" or other Person described in
                  Section 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (1) above, a Certificate re Non-Bank Status together with two original copies of Internal Revenue Service Form W-8 (or any successor form), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Loan Documents.

                          (b) Each Lender required to deliver any forms, certificates or other evidence with respect to United States federal income tax withholding matters pursuant to subsection 2.7B(iii)(a) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, that such Lender shall promptly (1) deliver to Administrative Agent for transmission to Company two new original copies of Internal Revenue Service Form 1001 or 4224, or a Certificate re Non-Bank Status and two original copies of Internal Revenue Service Form W-8, as the case may be, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the Loan Documents or (2) notify Administrative Agent and Company of its inability to deliver any such forms, certificates or other evidence.

                          (c) Company shall not be required to pay any additional amount to any Non-US Lender under clause (c) of subsection 2.7B(ii) if such Lender shall have failed to satisfy the requirements of clause (a) or (b)(1) of this subsection 2.7B(iii); provided that if such Lender shall have satisfied the requirements of subsection 2.7B(iii)(a) on the Closing Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment Agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this subsection 2.7B(iii)(c) shall relieve Company of its obligation to pay any additional amounts pursuant to clause (c) of subsection 2.7B(ii) in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in subsection 2.7B(iii)(a).

        C. Capital Adequacy Adjustment. If any Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change after the date hereof therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive published, rendered or given after the date hereof regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any such Lender's holding company, if any, as a consequence of, or with reference to, such Lender's Loans or Commitments or Letters of Credit or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender or such Lender's holding company, if any, could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such holding company with regard to capital adequacy) then from time to time, within five Business Days after receipt by Company from such Lender of the statement referred to in the next sentence, Company shall pay to such Lender upon receipt of such statement such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction; provided that a Lender shall not be entitled to avail itself of the benefit of this subsection 2.7C to the extent that any such reduction of return was incurred more than six months prior to the time such Lender gives notice to Company, unless such reduction arose retroactively, in which case such Lender shall give such notice within six months from the time such reductions become applicable to such Lender. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of the additional amounts, which statement shall be conclusive and binding upon all parties hereto absent error.

        D. Substitute Lenders. In the event Company is required under the provisions of this subsection 2.7 to make payments in a material amount to any Lender or in the event any Lender defaults on its obligation to lend to Company in accordance with this Agreement, Company may, so long as no Event of Default or Potential Event of Default shall have occurred and be continuing, elect to terminate such Lender as a party to this Agreement; provided that, concurrently with such termination, (i) Company shall pay that Lender all principal, interest and fees and other amounts (including without limitation, amounts, if any, owed under this subsection 2.7) owed to such Lender through such date of termination,
(ii) another financial institution or other entity satisfactory to Company and Agents (or if an Agent is also the Lender to be terminated, the successor such Agent) shall agree, as of such date, to become a Lender for all purposes under this Agreement (whether by assignment or amendment) and to assume all obligations of the Lender to be terminated as of such date, and (iii) all documents and supporting materials necessary, in the judgment of Agents (or if an Agent is also the Lender to be terminated, the successor to such Agent), to evidence the substitution of such Lender shall have been received and approved by Administrative Agent as of such date.

2.8     Obligation of Lenders and Issuing Lenders to Mitigate.

        Each Lender and Issuing Lender agrees that, as promptly as practicable after such Lender or Issuing Lender becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender or Issuing Lender to receive payments under subsection 2.7 or subsection 3.6, it will, to the extent not inconsistent with the internal policies of such Lender or Issuing Lender and any applicable legal or regulatory restrictions, and so long as it does not, as determined in its sole discretion, incur material costs or suffer material adverse effect, use reasonable efforts (i) to make, issue, fund or maintain the Commitments of such Lender or the affected Loans or Letters of Credit of such Lender or Issuing Lender through another lending or letter of credit office of such Lender or Issuing Lender, or (ii) take such other measures as such Lender or Issuing Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender or Issuing Lender pursuant to subsection 2.7 or subsection 3.6 would be materially reduced and if, as determined by such Lender or Issuing Lender in its sole discretion, the making, issuing, funding or maintaining of such Commitments or Loans or Letters of Credit through such other lending or letter of credit office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments or Loans or Letters of Credit or the interests of such Lender or Issuing Lender; provided that such Lender or Issuing Lender will not be obligated to utilize such other lending or letter of credit office unless Company agrees to pay all reasonable incremental expenses incurred by such Lender or Issuing Lender as a result of utilizing such other lending or credit office described in clause (i) above. A certificate as to the amount of any such expenses payable by Company pursuant to this subsection 2.8 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender or Issuing Lender to Company (with a copy to Administrative Agent) shall be conclusive absent manifest error.


Section 3. LETTERS OF CREDIT

3.1     Issuance of Letters of Credit and  Lenders'  Purchase of  Participations
        Therein.

        A. Letters of Credit. In addition to Company requesting that Lenders make Revolving Loans pursuant to subsection 2.1A(iii) and that Swing Line Lender make Swing Line Loans pursuant to subsection 2.1A(iv), Company may request, in accordance with the provisions of this subsection 3.1, from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date, that one or more Lenders having a Revolving Loan Commitment issue Letters of Credit for the account of Company for the purposes specified in the definitions of Commercial Letters of Credit and Standby Letters of Credit. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, any one or more Lenders having a Revolving Loan Commitment may, but (except as provided in subsection 3.1B(ii)) shall not be obligated to, issue such Letters of Credit in accordance with the provisions of this subsection 3.1; provided that Company shall not request that any Lender issue (and no Lender shall issue):

                  (i) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Revolving Loan Commitments would exceed the Revolving Loan Commitments then in effect;

                  (ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed $10,000,000 at any time in the aggregate;

                  (iii) any Standby Letter of Credit having an expiration date later than the earlier of (a) seven Business Days before the Revolving Loan Commitment Termination Date and (b) the date which is one year from the date of issuance of such Standby Letter of Credit; provided that the immediately preceding clause (b) shall not prevent any Issuing Lender from agreeing that a Standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each unless such Issuing Lender elects not to extend for any such additional period; and provided, further that such Issuing Lender shall elect not to extend such Standby Letter of Credit if it has knowledge that an Event of Default has occurred and is continuing (and has not been waived in accordance with subsection 10.6) at the time such Issuing Lender must elect whether or not to allow such extension; or

                  (iv) any Commercial Letter of Credit (a) having an expiration date later than the earlier of (X) the date which is 30 days prior to the Revolving Loan Commitment Termination Date and (Y) the date which is 180 days from the date of issuance of such Commercial Letter of Credit or (b) that is otherwise unacceptable to the applicable Issuing Lender in its reasonable discretion.

        B.        Mechanics of Issuance.

                  (i) Notice of Issuance. Whenever Company desires the issuance of a Letter of Credit in accordance with subsection 3.1A above, it shall deliver to Administrative Agent a Notice of Issuance of Letter of Credit substantially in the form of Exhibit III annexed hereto no later than 1:00 P.M. (New York time) at least three Business Days (in the case of Standby Letters of Credit) or five Business Days (in the case of Commercial Letters of Credit), or in each case (once the Issuing Lender has been selected and with the Administrative Agent's approval) such shorter period as may be agreed to by the Issuing Lender in any particular instance, in advance of the proposed date of issuance. The Notice of Issuance of Letter of Credit shall specify (a) the proposed date of issuance (which shall be a Business Day), (b) whether the Letter of Credit is to be a Standby Letter of Credit or a Commercial Letter of Credit, (c) the face amount of the Letter of Credit, (d) the expiration date of the Letter of Credit (subject to subsection 3.1A hereof), (e) the name and address of the beneficiary, and (f) either the verbatim text of the proposed Letter of Credit or the proposed terms and conditions thereof, including a precise description and list of any documents (including the content thereof) to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of the Letter of Credit, would require the Issuing Lender to make payment under the Letter of Credit; provided that the Issuing Lender, in its reasonable discretion, may require changes in the text of the proposed Letter of Credit or any such documents; and provided, further that no Letter of Credit shall require payment against a conforming draft to be made thereunder on the same business day (under the laws of the jurisdiction in which the office of the Issuing Lender to which such draft is required to be presented is located) that such draft is presented if such presentation is made after 10:00 A.M. (in the time zone of such office of the Issuing Lender) on such business day. Upon the Administrative Agent's receipt of such Notice of Issuance, the Issuing Lender shall be determined in accordance with subsection 3.1B(ii) hereof.

                          Company shall notify the applicable Issuing Lender (and Administrative Agent, if Administrative Agent is not such Issuing Lender) prior to the issuance of any Letter of Credit in the event that any of the matters to which Company is required to certify in the applicable Notice of Issuance of Letter of Credit is no longer true and correct as of the proposed date of issuance of such Letter of Credit, and upon the issuance of any Letter of Credit Company shall be deemed to have re-certified, as of the date of such issuance, as to the matters to which Company is required to certify in the applicable Notice of Issuance of Letter of Credit.

                  (ii) Determination of Issuing Lender. Upon receipt by Administrative Agent of a Notice of Issuance of Letter of Credit pursuant to subsection 3.1B(i) requesting the issuance of a Letter of Credit, in the event the Lender that is Administrative Agent elects, in its sole discretion, to issue such Letter of Credit, Administrative Agent shall promptly so notify Company, and such Lender shall be the Issuing Lender with respect thereto. In the event that such Lender, in its sole discretion, elects not to issue such Letter of Credit, Administrative Agent shall promptly so notify Company, whereupon Company may request any other Lender having a Revolving Loan Commitment to issue such Letter of Credit by delivering to such Lender a copy of the applicable Notice of Issuance of Letter of Credit and advising the Administrative Agent of such request in writing or by telephonic notice (promptly confirmed in writing). Any Lender so requested to issue such Letter of Credit shall promptly notify Company and Administrative Agent, in writing or by telephonic notice (promptly confirmed in writing), whether or not, in its sole discretion, it has elected to issue such Letter of Credit, and any such Lender which so elects to issue such Letter of Credit shall be the Issuing Lender with respect thereto. In the event that all other Lenders shall have declined to issue such Letter of Credit, notwithstanding the prior election of the Lender that is Administrative Agent not to issue such Letter of Credit, such Lender shall be obligated to issue such Letter of Credit and shall be the Issuing Lender with respect thereto, notwithstanding the fact that the Letter of Credit Usage with respect to such Letter of Credit and with respect to all other Letters of Credit issued by such Lender, when aggregated with such Lender's outstanding Revolving Loans and Swing Line Loans, may exceed such Lender's Revolving Loan Commitment then in effect.

                  (iii) Issuance of Letter of Credit. Upon satisfaction or waiver (in accordance with subsection 10.6) of the conditions set forth in subsection 4.3, the Issuing Lender shall issue the requested Letter of Credit in accordance with the Issuing Lender's standard operating procedures.

                  (iv) Notification to Lenders. Upon the issuance of any Letter of Credit, the Issuing Lender thereof shall promptly notify Administrative Agent and each other Lender having a Revolving Loan Commitment of such issuance, which notice shall be accompanied by a copy of such Letter of Credit. Promptly after receipt of such notice (or, if the Lender that is Administrative Agent is the Issuing Lender, together with such notice), Administrative Agent shall notify each Lender of the amount of such Lender's respective participation in such Letter of Credit, determined in accordance with subsection 3.1C.

                  (v) Reports to Lenders. Within 15 days after the end of each calendar quarter ending after the Closing Date, so long as any Letter of Credit shall have been outstanding during such calendar quarter, each Issuing Lender shall deliver to Administrative Agent, which shall deliver to each other Lender having a Revolving Loan Commitment a report setting forth for such calendar quarter the daily aggregate amount available to be drawn under the Letters of Credit issued by such Issuing Lender that were outstanding during such calendar quarter.

        C. Lenders' Purchase of Participations in Letters of Credit. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Lender a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Lender's Revolving Pro Rata Share of the Revolving Loan Commitments multiplied by the maximum amount which is or at any time may become available to be drawn thereunder.

3.2     Letter of Credit Fees.

                  Company agrees to pay the following amounts with respect to Letters of Credit issued hereunder:

                  (i) with respect to each Standby Letter of Credit, (a) a fronting fee, payable directly to the Issuing Lender thereof for its own account, equal to the greater of (X) $500 and (Y) 0.25% per annum of the daily amount available to be drawn under such Standby Letter of Credit and (b) a letter of credit fee, payable to Administrative Agent for the account of Lenders having a Revolving Loan Commitment, equal to (i) the Applicable Tranche A Eurodollar Margin (with respect to a Standby Letter of Credit) multiplied by (ii) the average daily amount available to be drawn under such Standby Letter of Credit, each such fronting fee or letter of credit fee to be payable in arrears on and to (but excluding) each March 31, June 30, September 30 and December 31 of each year and computed on the basis of a 360-day year for the actual number of days elapsed;

                  (ii) with respect to each Commercial Letter of Credit, (a) a fronting fee, payable directly to the Issuing Lender thereof for its own account, equal to the greater of (X) $500 and (Y) 0.25% per annum of the daily amount available to be drawn under such Commercial Letter of Credit and (b) a letter of credit fee, payable to Administrative Agent for the account of Lenders having a Revolving Loan Commitment, in such amount as may be agreed by Company and Issuing Lender, each such fronting fee or letter of credit fee to be payable at issuance of such Commercial Letter of Credit; and

                  (iii) with respect to the issuance, amendment or transfer of each Letter of Credit and each payment of a drawing made thereunder (without duplication of the fees payable under clauses (i) or (ii) above), documentary and processing charges payable directly to the Issuing Lender thereof for its own account in accordance with such Issuing Lender's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or payment, as the case may be.

For purposes of calculating any fees payable under clauses (i) and (ii) of this subsection 3.2, the daily amount available to be drawn under any Letter of Credit shall be determined as of the close of business on any date of determination. Promptly upon receipt by Administrative Agent of any amount described in clause (i)(b) of this subsection 3.2, Administrative Agent shall distribute to each Lender having a Revolving Loan Commitment its Revolving Pro Rata Share of such amount.

3.3     Drawings and Reimbursement of Amounts Paid Under Letters of Credit.

        A. Responsibility of Issuing Lender With Respect to Drawings. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, the Issuing Lender shall be responsible only to examine with reasonable care the documents delivered by such beneficiary under such Letter of Credit so as to ascertain whether such documents appear on their face to be in accordance with the terms and conditions of such Letter of Credit.

        B. Reimbursement by Company of Amounts Paid Under Letters of Credit. In the event an Issuing Lender has determined to honor a drawing under a Letter of Credit issued by it, such Issuing Lender shall immediately notify Company and (for any Issuing Lender other than the Lender that is Administrative Agent) Administrative Agent (which notice shall be in writing or telephonic notice (promptly confirmed in writing)), and Company shall reimburse Administrative Agent for the account of such Issuing Lender on or before the Business Day immediately following the date on which notification that such Issuing Lender has determined to honor such drawing has been delivered to Company (the "Reimbursement Date") in an amount in Dollars and in same day funds equal to the amount of such honored drawing; provided that, anything contained in this Agreement to the contrary notwithstanding, (i) unless Company shall have notified Administrative Agent and such Issuing Lender prior to 11:00 A.M. (New York time) on the Reimbursement Date that Company intends on such day to reimburse Administrative Agent for the account of such Issuing Lender for the amount of such honored drawing with funds other than the proceeds of Revolving Loans, Company shall be deemed to have given a timely Notice of Borrowing to Administrative Agent requesting Lenders to make Revolving Loans that are Base Rate Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such honored drawing and Administrative Agent shall promptly notify each relevant Lender of its Revolving Pro Rata Share of such Revolving Loans and (ii) subject to satisfaction or waiver of the conditions specified in subsection 4.2B, Lenders shall, not later than 3:00 P.M. (New York time) on the Reimbursement Date, make Revolving Loans that are Base Rate Loans in the amount of such honored drawing, the proceeds of which shall be applied directly by Administrative Agent to reimburse such Issuing Lender for the amount of such honored drawing; provided further that, in the event that the conditions specified in subsection 4.2B have not been satisfied or waived, Administrative Agent may, upon the request of Requisite Lenders, notify Company that Lenders elect not to make such Revolving Loans; and provided still further that if for any reason proceeds of Revolving Loans are not received by Administrative Agent for the account of such Issuing Lender on the Reimbursement Date in an amount equal to the amount of such honored drawing, Company shall reimburse Administrative Agent for the account of such Issuing Lender, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this subsection 3.3B shall be deemed to relieve any Lender from its obligation to make Revolving Loans on the terms and conditions set forth in this Agreement, and Company shall retain any and all rights it may have against any Lender resulting from the failure of such Lender to make such Revolving Loans under this subsection 3.3B.

        C. Payment by Lenders of Unreimbursed Amounts Paid Under Letters of Credit.

                  (i) Payment by Lenders. In the event that Company shall fail for any reason to reimburse Administrative Agent for the account of any Issuing Lender as provided in subsection 3.3B in an amount equal to the amount of any drawing honored by such Issuing Lender under a Letter of Credit issued by it (such failure being deemed in accordance with subsection 3.3B a timely request that Lenders make Revolving Loans in the amount of such unreimbursed honored drawing) by 1:00 P.M. (New York time) on the Reimbursement Date, Administrative Agent shall promptly notify such Issuing Lender and each other Lender having a Revolving Loan Commitment of the unreimbursed amount of such honored drawing and of such other Lender's respective participation therein based on such Lender's Revolving Pro Rata Share. If for any reason Revolving Loans may not be funded at the time required and in an amount sufficient to reimburse Administrative Agent for the account of such Issuing Lender as provided in subsection 3.3B in an amount equal to the amount of such drawing, each Lender having a Revolving Loan Commitment agrees to fund its participation in such unreimbursed honored drawing of the Letter of Credit purchased pursuant to subsection 3.1C in an amount equal to its Revolving Pro Rata Share thereof. Each Lender having a Revolving Loan Commitment shall make available to Administrative Agent for the account of such Issuing Lender an amount equal to its respective participation (whether as a Revolving Loan or as a participation in the Letter of Credit), in Dollars and in same day funds, to the Funding and Payment Account, not later than 12:00 Noon (New York time) on the first business day (under New York law) after the date notified by Administrative Agent. In the event that any Lender fails to make available Administrative Agent for the account of such Issuing Lender on such business day the amount of such Lender's participation in such Letter of Credit as provided in this subsection 3.3C, such Issuing Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by such Issuing Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate. Nothing in this subsection 3.3C shall be deemed to prejudice the right of any Lender to recover from any Issuing Lender any amounts made available by such Lender to such Issuing Lender pursuant to this subsection 3.3C in the event and to the extent that it is determined by the final judgment of a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuing Lender in respect of which payment was made by such other Lender constituted gross negligence or willful misconduct on the part of such Issuing Lender.


                  (ii) Distribution to Lenders of Reimbursements Received From Company. In the event any Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of any drawing honored by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall distribute to Administrative Agent for the account of each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing such other

        Lender's Revolving Pro Rata Share of all payments subsequently received by such Issuing Lender from Company in reimbursement of such honored drawing when such payments are received. Any such amount shall be promptly distributed by Administrative Agent to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.

        D.        Interest on Amounts Paid Under Letters of Credit.

                  (i) Payment of Interest by Company. Company agrees to pay to each Issuing Lender, with respect to drawings honored under any Letters of Credit issued by it, interest on the amount paid by such Issuing Lender in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by Company (including any such reimbursement out of the proceeds of Revolving Loans) at a rate equal to (a) for the period from the date such drawing is honored to but excluding the Reimbursement Date, the rate then in effect under this Agreement with respect to Revolving Loans that are Base Rate Loans and (b) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement with respect to Revolving Loans that are Base Rate Loans. Interest payable pursuant to this subsection 3.3D(i) shall be computed on the basis of a 360-day year for the actual number of days elapsed in the period during which it accrues and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full.

                  (ii) Distribution of Interest Payments by Issuing Lender. Promptly upon receipt by any Issuing Lender of any payment of interest pursuant to subsection 3.3D(i) with respect to a drawing honored under a Letter of Credit issued by it, (a) such Issuing Lender shall distribute to Administrative Agent for the account of each other Lender having a Revolving Loan Commitment, out of the interest received by such Issuing Lender in respect of the period from the date such drawing is honored to but excluding the date on which such Issuing Lender is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B), the amount that such other Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period pursuant to subsection 3.2 if no drawing had been honored under such Letter of Credit, and (b) in the event such Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of such honored drawing, such Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing such other Lender's Revolving Pro Rata Share of any interest received by such Issuing Lender in respect of that portion of such honored drawing in which such Lender participates for the period from the date on which such participation was funded to but excluding the date on which such portion of such honored drawing is reimbursed by Company. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.

3.4 Obligations Absolute.

                  The obligation of Company to reimburse each Issuing Lender for drawings honored under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to subsection 3.3B or 3.3C and the obligations of Lenders under subsection 3.3C(i) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including any of the following circumstances:

                  (i) any lack of validity or enforceability of any Letter of Credit;

                  (ii) the existence of any claim, set-off, defense or other right which Company or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Issuing Lender or other Lender or any other Person or, in the case of a Lender, against Company, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Company or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);

                  (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) payment by the applicable Issuing Lender under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit;

                  (v)  any   adverse   change  in  the   business,   operations,
        properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries;

                  (vi) any breach of this Agreement or any other Loan Document by any party thereto;

                  (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

                  (viii) the fact that an Event of Default or a Potential Event of Default shall have occurred and be continuing;

provided, in each case, that payment by the applicable Issuing Lender under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of such Issuing Lender under the circumstances in question.

3.5     Indemnification; Nature of Issuing Lenders' Duties.

        A. Indemnification. In addition to amounts payable as provided in subsection 3.6, Company hereby agrees to protect, indemnify, pay and save harmless each Issuing Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which such Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by such Issuing Lender, other than as a result of (a) the gross negligence or willful misconduct of such Issuing Lender or (b) the wrongful dishonor by such Issuing Lender of a proper demand for payment made under any Letter of Credit issued by it (except for any such dishonor as a result of Governmental Acts as described in (ii) below) or (ii) the failure of such Issuing Lender to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

        B. Nature of Issuing Lenders' Duties. As between Company and any Issuing Lender or its correspondents, Administrative Agent or Lenders (all of the foregoing being collectively, "Credit Parties"), Company assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by such Issuing Lender by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, such Issuing Lender shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with a drawing under any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of such Issuing Lender, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of such Credit Parties' rights or powers hereunder.

                  In furtherance and extension and not in limitation of the specific provisions set forth in the first paragraph of this subsection 3.5B, any action taken or omitted by any Issuing Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put such Issuing Lender or any of the other Credit Parties under any resulting liability to Company or the other Credit Parties hereunder.

                  Notwithstanding anything to the contrary contained in this subsection 3.5 (including in the immediately preceding paragraph), Company shall retain any and all rights it may have against any Issuing Lender for any liability to the extent arising primarily out of the gross negligence or willful misconduct of such Issuing Lender.

3.6 Increased Costs and Taxes Relating to Letters of Credit.

                  Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Issuing Lender or Lender shall determine (which determination shall be rebuttably presumed to be correct) that any law, treaty or governmental rule, regulation, order or directive, in each case which is enacted, entered into, promulgated or rendered after the date hereof or any change after the date hereof in any law, treaty or governmental rule, regulation, order or directive or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation, order or directive), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by any Issuing Lender or Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

                  (i) subjects such Issuing Lender or Lender (or its applicable lending or letter of credit office) to any additional Tax (other than any Tax on the overall net income of such Issuing Lender or Lender or any franchise Tax) with respect to the issuing or maintaining of any Letters of Credit or the purchasing or maintaining of any participations therein or any other obligations under this Section 3, whether directly or by such being imposed on or suffered by any particular Issuing Lender;

                  (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement in respect of any Letters of Credit issued by any Issuing Lender or participations therein purchased by any Lender; or

                  (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Issuing Lender or Lender (or its applicable lending or letter of credit office) regarding this Section 3 or any Letter of Credit or any participation therein;

and the result of any of the foregoing is to increase the cost to such Issuing Lender or Lender of agreeing to issue, issuing or maintaining any Letter of Credit or agreeing to purchase, purchasing or maintaining any participation therein or to reduce any amount received or receivable by such Issuing Lender or Lender (or its applicable lending or letter of credit office) with respect thereto; then, in any case, Company shall promptly pay to such Issuing Lender or Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts as may be necessary to compensate such Issuing Lender or Lender for any such increased cost or reduction in amounts received or receivable hereunder;

provided that such Issuing Lender or Lender shall not be entitled to avail itself of the benefit of this subsection 3.6 to the extent it had an ability, without incurring, as determined in its sole discretion, any material cost or suffering material adverse effect and to the extent not inconsistent with the internal policies of such Issuing Lender or Lender and any applicable legal or regulatory restrictions, prior to incurrence of such increased costs or taxes to reduce or avoid the same through the relocation of its lending office or letter of credit office or otherwise (and failed to do so) and to the extent that any such increased cost or reduction in amounts was incurred more than six months prior to the time it gives notice to Company (as provided in the next sentence) of the relevant circumstance, unless such circumstance arose or became applicable retroactively, in which case such Issuing Lender or Lender shall not be limited to such six-month period so long as such Issuing Lender or Lender has given such notice to Company no later than one year from the time such circumstance became applicable to such Issuing Lender or Lender. Such Issuing Lender or Lender shall deliver to Company a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Issuing Lender or Lender under this subsection 3.6, which statement shall be rebuttably presumed to be correct.

Section 4. CONDITIONS TO LOANS AND LETTERS OF CREDIT

                  The obligations of Lenders to make Loans and to issue or participate in Letters of Credit hereunder are subject to the satisfaction of the following conditions.

4.1 Conditions to Term Loans.

                  The obligations of Lenders to make the Term Loans are, in addition to the conditions precedent specified in subsection 4.2, subject to prior or concurrent satisfaction of the following conditions:

        A. Loan Party Documents. On or before the Closing Date, Company shall, and shall cause each other Loan Party to, deliver to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender the following with respect to Company or such Loan Party, as the case may be, each, unless otherwise noted, dated the Closing Date:

                  (i) Certified copies of the Certificate or Articles of Incorporation of such Person, together with a good standing certificate from the Secretary of State of its jurisdiction of incorporation and each other state in which such Person is qualified as a foreign corporation to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each dated a recent date prior to the Closing Date;

                  (ii) Copies of the Bylaws of such Person, certified as of the Closing Date by such Person's corporate secretary or an assistant secretary;

                  (iii) Resolutions of the Board of Directors of such Person approving and authorizing the execution, delivery and performance of the Loan Documents and Related Agreements to which it is a party, certified as of the Closing Date by the corporate secretary or an assistant secretary of such Person as being in full force and effect without modification or amendment;

                  (iv) Signature and incumbency certificates of the officers of such Person executing the Loan Documents to which it is a party;

                  (v) Executed originals of the Loan Documents to which such Person is a party; and

                  (vi)  Such  other  documents  as   Administrative   Agent  may
        reasonably request.


        B.        Corporate and Capital Structure and Ownership

                  (i)  Corporate   Structure.   The   corporate   organizational
        structure of Company and its Subsidiaries after giving effect to the Acquisition, shall be as set forth on Schedule 4.1B annexed hereto.

                  (ii) Capital Structure and Ownership. The capital structure and ownership of Company after giving effect to the Acquisition shall be as set forth on Schedule 4.1B annexed hereto.

        C.        Related Agreements.

        Agents shall have received (a) a fully executed or conformed copy of each Related Agreement and any documents executed in connection therewith, and each Related Agreement shall be in full force and effect and no provision thereof shall have been modified or waived in any respect determined by Administrative Agent to be material, in each case without the consent of Agents and Requisite Lenders and (b) an Officer's Certificate from Company, in form and substance satisfactory to each Agent and Lenders, certifying that each such Related Agreement and document (which shall be attached thereto) is correct and complete and is in full force and effect and certifying as to such matters with respect to each of the Related Agreements.

        D.        Intentionally Omitted.

        E. Necessary Governmental Authorizations and Consents; Expiration of Waiting Periods, Etc.

        Company shall have obtained all Governmental Authorizations and all consents of other Persons, in each case that are necessary in connection with the Acquisition, the other transactions contemplated by the Loan Documents and the Related Agreements and the continued operation of the business conducted by Company and its Subsidiaries, giving effect to the consummation of the Acquisition, and each of the foregoing shall be in full force and effect, in each case other than those the failure to obtain or maintain which would not reasonably be expected to have a Material Adverse Effect. All applicable Hart-Scott-Rodino and other similar antitrust or anti-merger waiting periods shall have expired without any action being taken or threatened by any competent governmental authority which would restrain, prevent or otherwise impose adverse conditions on the Acquisition or the financing thereof. No action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired.

        F.        Consummation of Acquisition.

                  (i) All conditions to the Acquisition to be satisfied by Company, as Buyer, which conditions are all set forth in Article V of the Acquisition Agreement shall have been satisfied or the fulfillment of any such conditions shall have been waived by Seller with the consent of Agents (acting on the concurrence of Requisite Lenders);

                  (ii) the Acquisition shall have been consummated in accordance with the terms of the Acquisition Agreement by no later than October 30, 1998 for an aggregate purchase price not in excess of $550,000,000 plus the Acquisition Purchase Price Adjustment (exclusive of Transaction Costs);

                  (iii) Transaction Costs shall not exceed $25,000,000, and Administrative Agent shall have received evidence to its satisfaction to such effect; and

                  (iv) Arranger, each Agent and each Lender shall have received an Officer's Certificate of Company to the effect set forth in clauses
        (i)-(iii) above.

        G. Closing Date Mortgages. Administrative Agent shall have received from Company and each applicable Subsidiary Guarantor fully executed and notarized Mortgages (each a "Closing Date Mortgage" and, collectively, the "Closing Date Mortgages"), in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering each Real Property Asset listed in
Schedule 4.1G annexed hereto (each a "Closing Date Mortgaged Property" and, collectively, the "Closing Date Mortgaged Properties").

        H. Security Interests in Personal and Mixed Property. To the extent not otherwise satisfied pursuant to subsection 4.1G, each Agent shall have received evidence satisfactory to it that Company and Subsidiary Guarantors shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings (other than the filing or recording of items described in clauses (iii), (iv) and (v) below) that may be necessary or, in the opinion of Agents, reasonably desirable in order to create in favor of Administrative Agent, for the benefit of Lenders, a valid and (upon such filing and recording) perfected First Priority security interest in the personal and mixed property Collateral. Such actions shall include the following:

                  (i) Schedules to Collateral Documents. Delivery to Agents of accurate and complete schedules to all of the applicable Collateral Documents.

                  (ii) Stock Certificates and Instruments. Delivery to Administrative Agent in New York, New York of (a) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to Agents) representing all certificated capital stock pledged pursuant to the Company Pledge Agreement and the Subsidiary Pledge Agreements which is directly held by the Company or the applicable Subsidiary as owner thereof, registered in the name of such Person on the books of the issuer thereof and not held through any securities intermediary (as defined in Section 8-102 of the Uniform Commercial Code as currently in effect in the State of New York) and (b) all promissory notes or other instruments (duly endorsed, where appropriate, in a manner satisfactory to Agents) evidencing any Collateral;

                  (iii) Lien Searches and UCC Termination Statements. Delivery to Administrative Agent of (a) the results of a recent search, by a Person satisfactory to Agents, of all effective UCC financing statements and fixture filings and all judgment and tax lien filings which may have been made with respect to any personal or mixed property of any Loan Party, together with copies of all such filings disclosed by such search, and (b) UCC termination statements duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements or fixture filings disclosed in such search (other than any such financing statements or fixture filings in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement).

                  (iv) UCC Financing Statements and Fixture Filings. Delivery to Administrative Agent of UCC financing statements and, where appropriate, fixture filings, duly executed by each applicable Loan Party with respect to all personal and mixed property Collateral of such Loan Party, for filing in all jurisdictions as may be necessary or, in the opinion of Agents, reasonably desirable to perfect the security interests created in such Collateral pursuant to the Collateral Documents;

                  (v) PTO Cover Sheets, Etc. Delivery to Agents of all cover sheets or other documents or instruments required to be filed with the PTO in order to create or perfect Liens in respect of any IP Collateral;

                  (vi) Opinions of Local Counsel. At the reasonable request of any Agent, delivery to all Agents of an opinion of counsel (which counsel shall be reasonably satisfactory to each Agent) under the laws of each jurisdiction in which any Loan Party or any material personal or mixed property Collateral is located with respect to the creation and perfection of the security interests in favor of Administrative Agent in such Collateral and such other matters governed by the laws of such jurisdiction regarding such security interests as any Agent may reasonably request, in each case in form and substance reasonably satisfactory to each Agent.

        I. Financial Statements; Pro Forma Balance Sheet. On or before the Closing Date, Lenders shall have received from Company (i) unaudited financial statements of Company and its Subsidiaries for each fiscal quarter ending after June 30, 1998, and for each month thereafter for which financial statements were prepared in the ordinary course consisting of a balance sheet and the related consolidated statements of income, and (with respect to quarterly statements only), statements of cash flows for the periods then ending, all in reasonable detail and certified by the chief financial officer of Company that they fairly present the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments and (ii) pro forma consolidated balance sheets of Company and its Subsidiaries as at June 30, 1998, prepared in accordance with GAAP (subject to such changes as reflected in the report on Form 8- K filed with the Securities and Exchange Commission in connection with the acquisition of BCL and except for the absence of footnotes) and reflecting the consummation of the Acquisition, the related financings and the other transactions contemplated by the Loan Documents and the Related Agreements, all of the foregoing to be in form and substance satisfactory to each Agent.

        J. Solvency Assurances. On the Closing Date, each Agent shall have received a Financial Condition Certificate dated the Closing Date, substantially in the form of Exhibit XIX annexed hereto and with appropriate attachments, in each case demonstrating that, after giving effect to the consummation of the Acquisition the related financings and the other transactions contemplated by the Loan Documents and the Related Agreements, Company will be Solvent.

        K. Opinions of Counsel to Loan Parties. Arranger, each Agent and each Lender shall have received originally executed copies of one or more favorable written opinions of Cooley Godward LLP, counsel for Loan Parties, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Closing Date and setting forth substantially the matters in the opinions set forth in Exhibit IX annexed hereto and as to such other matters as Agents acting on behalf of Lenders may reasonably request.

        L. Opinion of Agents' Counsel. Lenders shall have received originally executed copies of one or more favorable written opinions of O'Melveny & Myers LLP, counsel to Agents, substantially in the form of Exhibit X annexed hereto, and as to such other matters as Agents acting on behalf of Lenders may reasonably request.

        M. Fees. Company shall have paid to Administrative Agent or at the direction of Syndication Agent, for distribution (as appropriate) to Arranger, Agents and Lenders, the fees payable on the Closing Date referred to in subsection 2.3.

        N. Representations and Warranties; Performance of Agreements. Company shall have delivered to each Agent Officer's Certificates, in form and substance satisfactory to each Agent, to the effect that the representations and warranties in Section 5 hereof are true and correct in all material respects and omit no material facts which would cause such representation and warranty to be materially misleading in the context in which it was made on and as of the Closing Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true and correct in all material respects and omitted no material facts which would cause such representation and warranty to have been materially misleading in the context in which it was made on and as of such earlier date) and that Company shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by Company on or before the Closing Date, except as otherwise disclosed to and agreed to in writing by Agents and Requisite Lenders.

        O. No Disruption of Financial and Capital Markets. Since the date of this Agreement there shall have been no Market Disruption Event which would be expected to materially adversely affect the syndication of the Loans, as determined by Arranger in its reasonable discretion.

        P. Ratings. Lenders shall have received ratings for the Loans from each of S&P and Moody's and a private placement number for the Loans from S&P.

4.2     Conditions to All Loans.

                  The obligations of Lenders to make Loans on each Funding Date are subject to the following further conditions precedent:

                  A. Administrative Agent shall have received before that Funding Date, in accordance with the provisions of subsection 2.1B, an originally executed Notice of Borrowing, in each case signed by the chief executive officer, the chief financial officer, the principal accounting officer, the treasurer or the controller of Company or by any executive officer of Company designated by any of the above-described officers on behalf of Company in a writing delivered to Administrative Agent.

                  B.  As of that Funding Date:

                  (i) The representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects and shall omit no material facts which would cause such representation or warranty to be materially misleading in the context in which it was made on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects and shall have omitted no material facts which would cause such representation or warranty to have been materially misleading in the context in which it was made on and as of such earlier date;

                  (ii) No event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default or a Potential Event of Default;

                  (iii) Each Loan Party  shall have  performed  in all  material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it (except as otherwise disclosed to and agreed to by Requisite Lenders) on or before that Funding Date; and

                  (iv) No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain any Lender from making the Loans to be made by it on that Funding Date.

4.3     Conditions to Letters of Credit.

                  The issuance of any Letter of Credit hereunder (whether or not the applicable Issuing Lender is obligated to issue such Letter of Credit) is subject to the following conditions precedent:

        A. On or before the date of issuance of the initial Letter of Credit pursuant to this Agreement, the initial Term Loans shall have been made.

        B. On or before the date of issuance of such Letter of Credit, Administrative Agent shall have received, in accordance with the provisions of subsection 3.1B(i), an originally executed Notice of Issuance of Letter of Credit, in each case signed by the chief executive officer, the chief financial officer, the principal accounting officer, the treasurer or the controller of Company or by any executive officer of Company designated by any of the above-described officers on behalf of Company in a writing delivered to
Administrative Agent, together with all other information specified in subsection 3.1B(i) and such other documents or information as the applicable Issuing Lender may reasonably require in connection with the issuance of such Letter of Credit.

        C. On the date of issuance of such Letter of Credit, all conditions precedent described in subsection 4.2B shall be satisfied to the same extent as if the issuance of such Letter of Credit were the making of a Loan and the date of issuance of such Letter of Credit were a Funding Date.

Section 5. COMPANY'S REPRESENTATIONS AND WARRANTIES

                  In order to induce Agents and Lenders to enter into and perform their obligations under this Agreement and to make the Loans, to induce Issuing Lenders to issue Letters of Credit and to induce other Lenders to purchase participations therein, Company represents and warrants to each Agent and each Lender, on the date of this Agreement, on each Funding Date and on the date of issuance of each Letter of Credit, that the following statements are true and correct and omit no material facts which would cause such representation or warranty to be materially misleading in the context in which it was made:

5.1     Organization,   Powers,  Qualification,   Good  Standing,  Business  and
        Subsidiaries.

        A. Organization and Powers. Each Loan Party is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation as specified in Schedule 5.1 annexed hereto. Each Loan Party has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents and Related Agreements to which it is a party and to carry out the transactions contemplated thereby.

        B. Qualification and Good Standing. Each Loan Party is qualified to do business and is in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and would not reasonably be expected to have a Material Adverse Effect.

        C. Conduct of Business. Company and its Subsidiaries are engaged only in the businesses permitted to be engaged in pursuant to subsection 7.12.

        D. Subsidiaries. All of the Subsidiaries of Company as of the Closing Date are identified in Schedule 5.1 annexed hereto, as said Schedule 5.1 may be supplemented from time to time pursuant to the provisions of subsection 6.1(xv). The capital stock of each of the Subsidiaries of Company identified in Schedule
5.1 annexed hereto (as so supplemented) is duly authorized, validly issued, fully paid and nonassessable and none of such capital stock constitutes Margin Stock. Each of the Subsidiaries of Company identified in Schedule 5.1 annexed hereto (as so supplemented) is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation set forth therein, has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted, and is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, in each case except where failure to be so qualified or in good standing or a lack of such power and authority has not had and would not reasonably be expected to have a Material Adverse Effect. Schedule
5.1 annexed hereto (as so supplemented) correctly sets forth, as of the Closing Date, the ownership interest of Company and each of its Subsidiaries in each of the Subsidiaries of Company identified therein.

5.2     Authorization of Borrowing, etc.

        A. Authorization of Borrowing. The execution, delivery and performance of the Loan Documents and the Related Agreements have been duly authorized by all necessary action on the part of each Loan Party that is a party thereto.

        B. No Conflict. The execution, delivery and performance by Loan Parties of the Loan Documents and the Related Agreements to which they are parties and the consummation of the transactions contemplated by the Loan Documents and such Related Agreements do not (i) violate any provision of any law or any governmental rule or regulation applicable to such Loan Party, the Certificate or Articles of Incorporation or Bylaws or other applicable organizational documents of such Loan Party or any order, judgment or decree of any court or other agency of government binding on such Loan Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders) or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Closing Date and those disclosed on Schedule 5.2B hereto.

        C. Governmental Consents. The execution, delivery and performance by Loan Parties of the Loan Documents and the Related Agreements to which they are parties and the consummation of the transactions contemplated by the Loan Documents and such Related Agreements do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except for (i) filings and recordings required in connection with the perfection of security interests granted pursuant to the Loan Documents, (ii) registrations, consents, approvals, notices or other actions set forth on
Schedule 5.2C annexed hereto and (iii) registrations, consents, approvals, notices or other actions the absence of which would not reasonably be expected to have a Material Adverse Effect.

        D. Binding Obligation. Each of the Loan Documents and Related Agreements has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

5.3     Financial Condition.

                  Company has heretofore delivered to Syndication Agent on behalf of Lenders, at Lenders' request, the following financial statements and information: (i) the audited consolidated balance sheets of Company and its Subsidiaries for the Fiscal Years ended June 30, 1995, 1996, 1997 and 1998 and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for the Fiscal Years then ended, (ii) audited consolidated balance sheets of BCL for the fiscal years ended December 31, 1996 and 1997 and the related consolidated statements of income of BCL for the fiscal years then ended and (iii) the unaudited consolidated balance sheets of BCL as at June 30, 1998 and the related unaudited consolidated statements of income of BCL for the six months then ended. All such statements were prepared in conformity with GAAP (subject to such changes as reflected in the report on Form 8-K filed with the Securities and Exchange Commission in connection with the acquisition of BCL and except, in the case of clauses (ii) and (iii), for the absence of footnotes) and fairly present, in all material respects, the financial position (on a consolidated basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments.

5.4     No Material Adverse Change; No Restricted Junior Payments.

                  Since June 30, 1998, no event or change (including pending or overtly threatened litigation, proceedings or investigations) has occurred that has caused or would reasonably be expected to have a Material Adverse Effect. Neither Company nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted by subsection 7.5.

5.5     Title to Properties; Liens; Real Property.

                  A. Title to Properties; Liens. Each Loan Party and its Subsidiaries have (i) good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property) or (iii) good title to (in the case of all other personal property), their respective properties and assets constituting Collateral and reflected in the financial statements referred to in subsection 5.3 or in the most recent financial statements delivered pursuant to subsection 6.1, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under subsection 7.7. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens in excess of $100,000 individually and $500,000 in the aggregate.

                  B. Real Property. As of the Closing Date, Schedule 5.5 annexed hereto contains a true, accurate and complete list of (i) all fee properties and
(ii) all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting each Real Property Asset of any Loan Party, regardless of whether such Loan Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment.

5.6     Litigation; Adverse Facts.

                  Except as set forth in Schedule 5.6 annexed hereto, there are no actions, suits, proceedings, arbitrations or governmental investigations (whether or not purportedly on behalf of any Loan Party or any of its Subsidiaries) at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (including any Environmental Claims) that are pending or, to the knowledge of Company, overtly threatened against or affecting any Loan Party or any of its Subsidiaries or any property of any Loan Party or any of its Subsidiaries and that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. No Loan Party nor any of its Subsidiaries (i) is in violation of any applicable laws (including Environmental Laws) that would reasonably be expected to result in a Material Adverse Effect, or (ii) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that would reasonably be expected to result in a Material Adverse Effect.

5.7     Payment of Taxes.

                  Except to the extent permitted by subsection 6.3, all tax returns and reports of each Loan Party and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon such Loan Party and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable. No Loan Party knows of any material proposed tax assessment against it or any of its Subsidiaries which is due and not being actively contested by it or such Subsidiary in good faith and by appropriate proceedings; provided that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

5.8     Performance  of  Agreements;  Materially  Adverse  Agreements;  Material
        Contracts.

                  A. No Loan Party nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not with reasonable likelihood have a Material Adverse Effect.

                  B. No Loan Party nor any of its Subsidiaries is a party to or is otherwise subject to any agreements or instruments or any charter or other internal restrictions which would reasonably be expected to result in a Material Adverse Effect.

                  C. Schedule 5.8 contains a true, correct and complete list of all the Material

Contracts in effect on the Closing Date. Except as described on Schedule 5.8, all such Material Contracts are in full force and effect and no material defaults on the part of Company or its Subsidiaries currently exist thereunder and to Company's knowledge, no material defaults on the part of other parties thereto currently exist thereunder.

5.9     Governmental Regulation.

                  No Loan Party nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

5.10    Securities Activities.

                  A. No Loan Party nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

                  B. Following application of the proceeds of each Loan, not more than 25% of the value of the assets (either of Company only or of Company and its Subsidiaries on a consolidated basis) subject to the provisions of subsection 7.2 or 7.7 or subject to any restriction contained in any agreement or instrument between Company and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of subsection 8.2, will be Margin Stock.

5.11    Employee Benefit Plans.

                  A. Each Loan  Party and each of its  Subsidiaries  and each of their respective ERISA Affiliates is in material compliance with all applicable provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and has materially performed all its obligations under each Employee Benefit Plan. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code has not been disqualified by the Internal Revenue Service and is not currently under any audit, investigation or other inspection by the Internal Revenue Service which could lead to the disqualification of such Employee Benefit Plan.

                  B. No ERISA Event has occurred or is reasonably expected to occur.

                  C. Except to the extent required under Section 4980B of the Internal Revenue Code or except as set forth in Schedule 5.11 annexed hereto, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of Company, any of its Subsidiaries or any of their respective ERISA Affiliates.

                  D. As of the most recent valuation date for any Pension Plan, the amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), does not exceed $5,000,000.

                  E. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of Company, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, does not exceed $3,000,000.

5.12    Certain Fees.

                  Except as set forth on Schedule 5.12 annexed hereto, no broker's or finder's fee or commission will be payable with respect to this Agreement or any of the transactions contemplated hereby, and Company hereby indemnifies Agents and Lenders against, and agrees that it will hold such Persons harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

5.13    Environmental Protection.

                  Except as set forth on Schedule 5.13 annexed hereto:

                  (i) no Loan Party nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to (a) any Environmental Law, (b) any Environmental Claim, or
        (c) any Hazardous Materials Activity that would reasonably be expected to have a Material Adverse Effect;

                  (ii) no Loan Party nor any of its Subsidiaries has received any letter or other written request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss. 9604) or any comparable state law;

                  (iii) there are and to Company's knowledge, have been no conditions, occurrences, or Hazardous Materials Activities which could reasonably be expected to form the basis of an Environmental Claim against any Loan Party or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect;

                  (iv) no Loan Party nor any of its Subsidiaries nor, to Company's knowledge, any predecessor of Company or any of its Subsidiaries has filed any notice under any Environmental Law indicating past or present treatment of Hazardous Materials at any

        Facility;

                  (v) Commencing at least one year prior to the Closing Date, Company has maintained an environmental management system for its and each of its manufacturing Subsidiaries' operations that demonstrates a commitment to environmental compliance and includes procedures for (a) preparing and updating written compliance manuals covering pertinent regulatory areas, (b) tracking changes in applicable Environmental Laws and modifying operations to comply with new requirements thereunder, (c) training employees to comply with applicable environmental requirements and updating such training as necessary, (d) performing regular internal compliance audits of each Facility and ensuring correction of any incidents of non-compliance detected by means of such audits and (e) reviewing the compliance status of off-site waste disposal facilities; and

                  (vi) compliance with all applicable current or reasonably foreseeable future requirements pursuant to or under Environmental Laws will not, with reasonable likelihood, give rise to a Material Adverse Effect.

                  Notwithstanding anything in this subsection 5.13 to the contrary, no event or condition has occurred or is occurring with respect to Company or any of its Subsidiaries relating to any Environmental Law, any Release of Hazardous Materials, or any Hazardous Materials Activity, including any matter disclosed on Schedule 5.13 annexed hereto, which has had or would reasonably be expected to have a Material Adverse Effect.

5.14    Employee Matters.

                  There is no strike or work stoppage in existence or threatened involving any Loan Party or any of its Subsidiaries that would reasonably be expected to have a Material Adverse Effect.

5.15    Solvency.

                  Each Loan Party is and, upon the incurrence of any Obligations by such Loan Party on any date on which this representation is made, will be, Solvent.

5.16    Matters Relating to Collateral.

        A. Creation, Perfection and Priority of Liens. The execution and delivery of the Collateral Documents by Loan Parties, together with (i) the actions taken on or prior to the date hereof pursuant to subsections 4.1G, 4.1H,
6.8 and 6.9 and (ii) the delivery to Administrative Agent of any Pledged Collateral not delivered to Administrative Agent at the time of execution and delivery of the applicable Collateral Document (all of which Pledged Collateral has been so delivered) are effective to create in favor of Administrative Agent for the benefit of Lenders, as security for the respective Secured Obligations (as defined in the applicable Collateral Document in respect of any Collateral), a valid and perfected First Priority Lien on substantially all (based on the fair market value thereof) of the Collateral, and all filings and other actions necessary or reasonably desirable to perfect and maintain the perfection and First Priority status of such Liens have been duly made or taken and remain in full force and effect, other than the filing of any UCC financing statements delivered to Administrative Agent for filing (but not yet filed) and the periodic filing of UCC continuation statements in respect of UCC financing statements filed by or on behalf of Administrative Agent. For the avoidance of doubt, Loan Parties shall not be obligated to grant security interests to Administrative Agent for the benefit of Lenders and Agents in any Excluded Collateral or in the proceeds thereof (except to the extent such proceeds are Cash).

        B. Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge or grant by any Loan Party of the Liens purported to be created in favor of Administrative Agent pursuant to any of the Collateral Documents or (ii) the exercise by Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except for filings or recordings contemplated by subsection 5.16A and except as may be required, in connection with the exercise of remedies in connection with interests in real property or the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of securities, including laws of jurisdictions other than the United States of America affecting foreclosure of security interests in securities.

        C. Absence of Third-Party Filings. Except such as may have been filed in favor of Administrative Agent as contemplated by subsection 5.16A and such as may have been filed in connection with Liens permitted under subsection 7.2, (i) no effective UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral authorized by Company or any other Loan Party is on file in any filing or recording office and (ii) no effective filing covering all or any part of the IP Collateral is on file in the PTO.

        D. Margin Regulations. The pledge of the Pledged Collateral pursuant to the Collateral Documents does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

        E. Information Regarding Collateral. All written information supplied to Administrative Agent by or on behalf of any Loan Party with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate in all material respects and does not omit any material facts necessary in order to make the statements contained therein not misleading in light of the circumstances in which the same were made.

5.17    Related Agreements.

                  A. Delivery of Related Agreements. Company has delivered to each Agent complete and correct copies of each Related Agreement and of all exhibits and schedules thereto.

                  B. Seller's Warranties. To the knowledge of Company and except to the extent otherwise set forth herein or in the schedules hereto, each of the representations and warranties given by Seller to Company in the Acquisition Agreement is true and correct in all material respects as of the date hereof (or as of any earlier date to which such representation and warranty specifically relates) and will be true and correct in all material respects as of the Closing Date (or as of such earlier date, as the case may be), in each case subject to the qualifications set forth in the schedules to the Acquisition Agreement; provided that Lenders shall not be entitled to make any claim against Company (or utilize the breach of this subsection 5.17B as a basis of an Event of Default under subsection 8.4) based on the failure of a representation or warranty of Seller incorporated by this subsection 5.17B to be true and correct in all material respects except to the extent (a) such claims in the aggregate exceed the indemnification threshold amount of $7,500,000 set out in Section 8.3 of the Acquisition Agreement and (b) Company is proceeding in good faith to obtain indemnification or other compensation therefor from Seller under the Acquisition Agreement.

                  C. Warranties of Company. Subject to the qualifications set forth therein, each of the representations and warranties given by Company to Seller in the Acquisition Agreement is true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Closing Date.

                  D.  Survival.  Notwithstanding  anything  in  the  Acquisition
Agreement to the contrary, the representations and warranties of Company set forth in subsections 5.17B and 5.17C shall, solely for purposes of this Agreement, survive the Closing Date for the benefit of Agents and Lenders.

5.18    Disclosure.

                  No representation or warranty of any Loan Party or any of its Subsidiaries contained in the Confidential Information Memorandum or in any Loan Document or Related Agreement or in any other document, certificate or written statement furnished to Lenders by or on behalf of Company or any of its Subsidiaries for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact in light of the circumstances. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Company to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results.

5.19    Intellectual Property Rights.

        Company and its Subsidiaries own, license or otherwise have the right to use all Intellectual Property that is material and reasonably necessary for the operation of the business of Company and its Subsidiaries as currently conducted, taken as a whole. Each Patent, Trademark and registered copyright owned by Company or any such Subsidiary as of the Closing Date is listed, together with applicable federal, state or foreign application and registration numbers, on Schedule 5.19. No third party has notified Company or any of its Subsidiaries that Company or any such Subsidiary is infringing, misappropriating, breaching or otherwise violating any unexpired Intellectual Property rights owned by such third party in the current conduct of Company's or such Subsidiary's business, nor is any claim now pending or overtly threatened to such effect, the effect of which infringement, misappropriation, breach or other violation, or claim thereof would with reasonable likelihood result in a Material Adverse Effect. Except as set forth on Schedule 5.19, to Company's knowledge, there is no infringement, misappropriation, breach or other violation, or claim thereof by others of any Intellectual Property that is owned, licensed or that Company or any Subsidiary otherwise has the right to use and that is material and reasonably necessary for the operation of the business of Company and its Subsidiaries as currently conducted, taken as a whole.

Section 6. COMPANY'S AFFIRMATIVE COVENANTS

                  Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall have otherwise given prior written consent in accordance with subsection 10.6 to amendment or waiver thereof, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

6.1     Financial Statements and Other Reports.

                  A. Company will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Company will deliver to each Agent and Lenders:

                  (i) Monthly Financials: as soon as available and in any event within 20 days after the end of each month ending after the Closing Date until September 30, 1999, the consolidated statements of income of Company and its Subsidiaries for such month and for the period from the beginning of the then current Fiscal Year to the end of such month to the extent prepared on a monthly basis, all in reasonable detail and in form consistent with previously delivered monthly statements and certified by the chief financial officer, principal accounting officer, treasurer or controller of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations for the periods indicated, subject to changes resulting from audit and normal year-end adjustments;

                  (ii) Quarterly Financials: as soon as available and in any event within 45 days after the end of the first three Fiscal Quarters of each Fiscal Year, (a) the consolidated balance sheets of Company and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income of Company and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, all in reasonable detail and in form consistent with previously delivered quarterly statements and certified by the chief financial officer, principal accounting officer, treasurer or controller of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (b) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter; provided that, so long as Company files quarterly reports on Form 10-Q with the Securities and Exchange Commission, the delivery of such Form Q for a Fiscal Quarter shall satisfy the requirements of (a) and (b) above for such Fiscal Quarter.

                  (iii)  Year-End  Financials:  as soon as available  and in any event within 90 days after the end of each Fiscal Year, (a) the consolidated balance sheets of Company and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders' equity and cash flows of Company and its
        Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, all in reasonable detail and in form consistent with previously delivered year-end statements and certified by the chief financial officer, principal accounting officer, treasurer or controller of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, (b) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Year and (c) in the case of such consolidated financial statements, a report thereon of Ernst & Young LLP or other independent certified public accountants of recognized national standing selected by Company and reasonably satisfactory to Administrative Agent, which report shall be unqualified, shall contain no exceptions regarding the ability of Company and its Subsidiaries to continue as a going concern and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards; provided that, so long as Company files annual reports on Form 10-K with the Securities and Exchange Commission, the delivery of such Form 10-K for a Fiscal Year (with all documents incorporated by reference, including the auditors' report for Company and its Subsidiaries) shall satisfy the requirements of subsections (a), (b) and (c) above;

                  (iv) Officer's and Compliance Certificates: together with each delivery of financial statements of Company and its Subsidiaries pursuant to subdivisions (i), (ii) and (iii) above, (a) an Officer's Certificate of Company stating that the signer has reviewed the terms of this Agreement and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signer does not have knowledge of the existence as at the date of such Officer's Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Company has taken, is taking and proposes to take with respect thereto; and (b) a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the restrictions contained in Section 7, in each case to the extent compliance with such restrictions is required to be tested at the end of the applicable accounting period;

                  (v) Reconciliation Statements: if, as a result of any change in accounting principles and policies from those used in the preparation of the audited financial statements referred to in subsection 5.3, the consolidated financial statements of

        Company and its  Subsidiaries  delivered  pursuant to subdivisions  (i),
        (ii), (iii) or (xii) of this subsection 6.1 will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then (a) together with the first delivery of financial statements pursuant to subdivision (i), (ii),
        (iii) or (xii) of this subsection 6.1 following such change, consolidated financial statements of Company and its Subsidiaries for
        (y) the current Fiscal Year to the effective date of such change and (z) the full Fiscal Year immediately preceding the Fiscal Year in which such change is made, in each case prepared on a pro forma basis as if such change had been in effect during such periods, and (b) together with each delivery of financial statements pursuant to subdivision (i), (ii),
        (iii) or (xii) of this subsection 6.1 following such change, a written statement of the chief financial officer, principal accounting officer, treasurer or controller of Company setting forth the differences (including any differences that would affect any calculations relating to the financial covenants set forth in subsection 7.6) which would have resulted if such financial statements had been prepared without giving effect to such change;

                  (vi) Auditors' Certification: together with each delivery of consolidated financial statements of Company and its Subsidiaries pursuant to subdivision (iii) above, a written statement by the independent auditors giving the report thereon (a) stating that they have audited the financial statements in accordance with generally accepted auditing standards and issued their report thereon, (b) stating whether, in connection with their audit examination, any condition or event that constitutes an Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such auditors shall not be liable by reason of any failure to obtain knowledge of any such Event of Default that would not be disclosed in the course of their audit examination and (c) stating that based on their audit examination nothing has come to their attention that causes them to believe that Company failed to comply in all material respects with the terms, covenants, provisions or conditions of this Agreement insofar as they relate to component amounts included in the accounts of Company and its Subsidiaries reflected in such audited financial statements;

                  (vii) Auditors' Reports: promptly upon receipt thereof (unless restricted by applicable professional standards), copies of all reports submitted to Company by independent auditors in connection with each annual, interim or special audit of the financial statements of Company and its Subsidiaries made by such auditors, including any comment letter submitted by such auditors to management in connection with their annual audit;

                  (viii) SEC Filings and Press Releases: promptly upon their becoming available, copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by Company to its security holders or by any Subsidiary of Company to its security holders other than Company or another Subsidiary of Company, (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and final prospectuses, if any, filed by

        Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority and (c) all press releases and other statements made available generally by Company or any of its Subsidiaries to the public concerning material developments in the business of Company or any of its Subsidiaries;

                  (ix) Litigation or Other Proceedings: promptly upon any officer of Company obtaining knowledge of (X) the institution of, or non-frivolous overt threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries (collectively, "Proceedings") not previously disclosed in writing by Company to Lenders or (Y) any material development in any Proceeding that, in any case:

                          (1) if adversely determined, has a reasonable possibility of giving rise to a Material Adverse Effect (after giving effect to coverage and policy limits of insurance policies maintained by Company and its Subsidiaries, to the extent such insurer is not disputing or has not rejected tender thereof); or

                          (2)  seeks  to  enjoin  or   otherwise   prevent   the
                  consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

        written notice thereof together with such other information as may be reasonably available to Company (taking into account, among other things, Company's interest in maintaining its and its Subsidiaries' attorney-client privilege protections) to enable Lenders and their counsel to evaluate such matters;

                  (x) ERISA Events: promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action Company, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

                  (xi) ERISA Notices: with reasonable promptness, copies of (a) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Company, any of its Subsidiaries or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (b) all notices received by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and (c) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;

                  (xii) Financial Plans: as soon as practicable and in any event no later than 20 days after to the beginning of each Fiscal Year, a consolidated plan and financial forecast for such Fiscal Year and the next succeeding Fiscal Year on a quarterly basis (the "Financial Plan" for such Fiscal Years), including forecasted consolidated balance sheets and forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for each such Fiscal Year, together with an explanation of the assumptions on which such forecasts are based, together with an explanation of the assumptions on which such forecasts are based and such other information and projections as any Lender may reasonably request;

                  (xiii) Insurance: as soon as practicable and in any event by the last day of each Fiscal Year, a report in form and substance satisfactory to Administrative Agent outlining all material insurance coverage maintained as of the date of such report by Company and its Subsidiaries and all material insurance coverage planned to be maintained by Company and its Subsidiaries in the immediately succeeding Fiscal Year;

                  (xiv) Board of Directors: with reasonable promptness, written notice of any change in the Board of Directors of Company;

                  (xv) New Subsidiaries: promptly upon any Person becoming a Subsidiary of Company, a written notice setting forth with respect to such Person (a) the date on which such Person became a Subsidiary of Company and (b) all of the data required to be set forth in Schedule 5.1 annexed hereto with respect to all Subsidiaries of Company (it being understood that such written notice shall be deemed to supplement
        Schedule 5.1 annexed hereto for all purposes of this Agreement;

                  (xvi) Material Contracts: promptly, and in any event within thirty Business Days after any Material Contract of Company or any of its Subsidiaries is terminated or amended in a manner that is materially adverse to Company or such Subsidiary, as the case may be, or any new Material Contract is entered into, a written statement describing such event with copies of such material amendments or new contracts, and an explanation of any material actions being taken with respect thereto;

                  (xvii) Pricing Level Determination Certificates: (a) together with each delivery of financial statements of Company and its Subsidiaries pursuant to subdivisions (ii) and (iii) above, (b) within one Business Day after any public release by S&P or Moody's lowering its credit rating on the Loans and (c) at such additional times as Company may elect, a Pricing Level Determination Certificate; and

                  (xviii) Other Information: with reasonable promptness, such other information and data with respect to Company or any of its Subsidiaries as from time to time may be reasonably requested by any Agent or Lender.

        B. Company shall deliver to each Agent promptly upon any officer of Company obtaining knowledge (a) of any condition or event that constitutes an Event of Default or Potential Event of Default, or becoming aware that any Lender has given any notice (other than to Administrative Agent) or taken any other action with respect to a claimed Event of Default or Potential Event of Default, (b) that any Person has given any notice to Company or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 8.2, (c) of any condition or event that would be required to be disclosed in a current report filed by Company with the Securities and Exchange Commission on Form 8-K (Items 1, 2, 4, 5 and 6 of such Form as in effect on the date hereof) if Company were required to file such reports under the Exchange Act or (d) of the occurrence of any event or change that has caused or evidences a Material Adverse Effect, an Officer's Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition, and what action Company has taken, is taking and proposes to take with respect thereto.

6.2     Corporate Existence, etc.

                  Except as permitted under subsection 7.7, Company will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business; provided, however that neither Company nor any of its Subsidiaries shall be required to preserve any such right or franchise if the Board of Directors of Company or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of Company or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to Company, such Subsidiary or Lenders.

6.3     Payment of Taxes and Claims; Tax Consolidation.

                  A. Company will, and will cause each of its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

                  B.   Company   will  not,  nor  will  it  permit  any  of  its
Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than Company or any of its Subsidiaries).

6.4 Maintenance of Properties; Insurance; Application of Net Insurance/ Condemnation Proceeds.

                  A. Maintenance of Properties. Company will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all properties (including Intellectual Property) material to and useful in the business of Company and its Subsidiaries as it is contemplated at such time to be conducted and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof.

                  B. Insurance. Company will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Company and its Subsidiaries as may customarily be carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for corporations similarly situated in the industry. Each such policy of insurance shall (a) name Administrative Agent for the benefit of Lenders as an additional insured thereunder as its interests may appear and (b) in the case of each business interruption and casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to Administrative Agent, that names Administrative Agent for the benefit of Lenders as the loss payee thereunder for any covered loss in excess of $5,000,000 and provides for at least 30 days prior written notice to Administrative Agent of any material modification or any cancellation of such policy.

                  C.  Application of Net Insurance/Condemnation Proceeds.

                  (i) Business Interruption Insurance. Upon receipt by Company or any of its Subsidiaries of any business interruption insurance proceeds constituting Net Insurance/Condemnation Proceeds, (a) so long as no Event of Default shall have occurred and be continuing, Company or such Subsidiary may retain and apply such Net Insurance/Condemnation Proceeds for working capital purposes, and (b) if an Event of Default shall have occurred and be continuing, Company shall apply an amount equal to such Net Insurance/Condemnation Proceeds to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(e);

                  (ii) Casualty Insurance/Condemnation Proceeds. Upon receipt by Company or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds other than from business interruption insurance (a) so long as no Event of Default shall have occurred and be continuing, Company shall, or shall cause one or more of its Subsidiaries to, promptly and diligently apply such Net Insurance/Condemnation Proceeds to pay or reimburse the costs of repairing, restoring or replacing the assets in respect of which such Net Insurance/Condemnation Proceeds were received within one year of receipt of such Net Insurance/Condemnation Proceeds or, to the extent not so applied by the end of such one year period and to the extent the amount of such Net Insurance/Condemnation Proceeds exceed $1,000,000, to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(e), and (b) if an Event of Default shall have occurred and be continuing, Company shall apply an amount equal to such Net Insurance/Condemnation Proceeds to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(e).

                  (iii) Net Insurance/Condemnation Proceeds Received by Administrative Agent. Upon receipt by Administrative Agent for itself or on behalf of Lenders of any Net Insurance/Condemnation Proceeds as additional insured or as loss payee, if and to the extent Company would have been required to apply such Net Insurance/Condemnation Proceeds (if it had received them directly) to prepay the Loans and/or reduce the Revolving Loan Commitments, Administrative Agent shall, and Company hereby authorizes Administrative Agent to, apply such Net Insurance/Condemnation Proceeds to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 6.4(c)(i) or (ii) as applicable. All other Net Insurance/Condemnation Proceeds shall be paid over to Company or the applicable Subsidiary on whose behalf such Net Insurance/Condemnation Proceeds were originally paid.

6.5 Inspection Rights; Audits of Inventory and Accounts Receivable; Lender Meeting.

                  A. Inspection Rights. Company shall, and shall cause each of its Subsidiaries to, permit any authorized representatives designated by any Agent or Lender to visit and inspect the chief executive offices of Company or of any of its Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers, all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested.

                  B. Audits of Inventory and Accounts Receivable. Company shall, and shall cause each of its Subsidiaries to, permit any authorized representatives designated by Administrative Agent to conduct one audit of all Inventory and accounts receivable of Loan Parties during each twelve-month period after the Closing Date, all upon reasonable notice and at such reasonable times during normal business hours as may reasonably be requested.

                  C.  Lender   Meeting.   Company  will,  upon  the  request  of
Administrative  Agent  or  Requisite  Lenders,   participate  in  a  meeting  of
Administrative Agent and Lenders once during each Fiscal Year to be held at Company's corporate offices (or at such other location as may be agreed to by Company and Administrative Agent) at such time as may be agreed to by Company and Administrative Agent.

6.6     Compliance with Laws, etc.

                  Company shall comply, and shall cause each of its Subsidiaries to comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including all Environmental Laws), noncompliance with which would reasonably be expected to cause a Material Adverse Effect, in each case except to the extent that Company's or Subsidiary's requirement to comply with any such laws, rules, regulations or orders relating to Taxes is being contested in good faith by Company or such Subsidiary, as the case may be, and such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor.

6.7 Environmental Review and Investigation, Disclosure, Etc.; Company's Actions Regarding Hazardous Materials Activities, Environmental Claims and Violations of Environmental Laws.

                  A. Environmental Review and Investigation. Company agrees that Administrative Agent may, from time to time and in its reasonable discretion,
(i) retain an independent professional consultant to review any environmental audits, investigations, analyses and reports relating to Hazardous Materials prepared by or for Company and (ii) in the event Administrative Agent reasonably believes that Company has materially breached any representation, warranty or covenant contained in subsections 5.6, 5.13, 6.6 or 6.7 or that there has been a material violation of Environmental Laws at any Facility or by Company or any of its Subsidiaries at any other location, conduct its own investigation of any
Facility (such review (under subsection 6.7A(i)) or investigation (under subsection 6.7A(ii)) to be at Company's expense if such review or investigation results in the discovery of a material liability not previously disclosed to Administrative Agent); provided that, in the case of any Facility no longer owned, leased, operated or used by Company or any of its Subsidiaries, Company shall only be obligated to use commercially reasonable efforts to obtain permission for Administrative Agent's professional consultant to conduct an investigation of such Facility. For purposes of conducting such a review and/or investigation, Company hereby grants to Administrative Agent and its agents, employees,  consultants  and  contractors  the  right to enter  into or onto any
Facilities currently owned, leased, operated or used by Company or any of its Subsidiaries and to perform such tests on such property (including taking samples of soil, groundwater and suspected asbestos-containing materials) as are reasonably necessary in connection therewith. Any such investigation of any Facility shall be conducted, unless otherwise agreed to by Company and Administrative Agent, during normal business hours and, to the extent reasonably practicable, shall be conducted so as not to interfere with the ongoing operations at such Facility or to cause any damage or loss to any property at such Facility. Company and Administrative Agent hereby acknowledge and agree that any report of any investigation conducted at the request of Administrative Agent pursuant to this subsection 6.7A will be obtained and shall be used by Administrative Agent and Lenders for the purposes of Lenders' internal credit decisions, to monitor and police the Loans and to protect Lenders' security interests, if any, created by the Loan Documents. Administrative Agent agrees to deliver a copy of any such report to Company with the understanding that Company
acknowledges   and  agrees  that  (x)  it  will   indemnify  and  hold
harmless Administrative Agent and each Lender from any costs, losses or liabilities relating to Company's use of or reliance on such report, (y) neither Administrative Agent nor any Lender makes any representation or warranty with respect to such report and (z) by delivering such report to Company, neither Administrative Agent nor any Lender is requiring or recommending the implementation of any suggestions or recommendations contained in such report.

                  B.   Environmental   Disclosure.   Company   will  deliver  to
Administrative Agent:

                  (i) Environmental Audits and Reports. As soon as practicable following receipt thereof, copies of all environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of Company or any of its Subsidiaries or by independent consultants, governmental authorities or any other Persons, with respect to significant environmental matters at any Facility which would reasonably be expected to result in a Material Adverse Effect or with respect to any Environmental Claims which would reasonably be expected to result in a Material Adverse Effect;

                  (ii) Notice of Certain Releases, Remedial Actions, Etc. Promptly following the occurrence thereof, written notice describing in reasonable detail (a) any Release required to be reported to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws (the existence of which has a reasonable possibility of resulting in a Material Adverse Effect), (b) any remedial action taken by Company or any other Person in response to (1) any Hazardous Materials Activities the existence of which has a reasonable possibility of resulting in one or more Environmental Claims having a Material Adverse Effect or (2) any Environmental Claims that have a reasonable possibility of resulting in a Material Adverse Effect and (c) Company's discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Facility that could cause such Facility or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws.

                  (iii) Written Communications Regarding Environmental Claims, Releases, Etc. As soon as practicable following the sending or receipt thereof by Company or any of its Subsidiaries, a copy of any and all written communications with respect to (a) any Environmental Claims that have a reasonable possibility of giving rise to a Material Adverse Effect, (b) any Release required to be reported to any federal, state or local governmental or regulatory agency and (c) any request for information from any governmental agency that states that such agency is investigating whether Company or any of its Subsidiaries may be potentially responsible for any Hazardous Materials Activity.

                  (iv) Notice of Certain Proposed Actions Having Environmental Impact. Prompt written notice describing in reasonable detail (a) any proposed acquisition of stock, assets or property by Company or any of its Subsidiaries that could reasonably be expected to (1) expose Company or any of its Subsidiaries to, or result in, Environmental Claims that could reasonably be expected to have a Material Adverse Effect or (2) affect the ability of Company or any of its Subsidiaries to maintain in full force and effect all material Governmental Authorizations required under any Environmental Laws for their respective operations and (b) any proposed action to be taken by Company or any of its Subsidiaries to modify current operations in a manner that would reasonably be expected to subject Company or any of its Subsidiaries to any additional obligations or requirements under any Environmental Laws that would reasonably be expected to have a Material Adverse Effect.

                  (v) Other Information. With reasonable promptness, such other documents and information as from time to time may be reasonably requested by any Agent or Lender in relation to any matters disclosed pursuant to this subsection 6.7.

                  C. Company's Actions Regarding Hazardous Materials Activities, Environmental Claims and Violations of Environmental Laws.

                  (i) Remedial Actions Relating to Hazardous Materials Activities. Company shall promptly undertake, and shall cause each of its Subsidiaries promptly to undertake, any and all investigations, studies, sampling, testing, abatement, cleanup, removal, remediation or other response actions necessary to remove, remediate, clean up or abate any Hazardous Materials Activity on, under or about any Facility that would reasonably be expected to have a Material Adverse Effect. In the event Company or any of its Subsidiaries undertakes any such action with respect to any Hazardous Materials, Company or such Subsidiary shall conduct and complete such action in compliance with all applicable Environmental Laws and in accordance with the policies, orders and directives of all federal, state and local governmental authorities except when, and only to the extent that, Company's or such Subsidiary's liability with respect to such Hazardous Materials Activity is being contested in good faith by Company or such Subsidiary.

                  (ii) Actions with Respect to Environmental Claims and Violations of Environmental Laws. Company shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by Company or its Subsidiaries that would reasonably be expected to have a Material Adverse Effect and (ii) make an appropriate response to any Environmental Claim against Company or any of its Subsidiaries and discharge any obligations it may have to any Person thereunder where failure to do so would reasonably be expected to have a Material Adverse Effect.

6.8 Execution of Subsidiary Guaranty and Personal Property Collateral Documents by Certain Subsidiaries and Future Subsidiaries.

                  A. Execution of Subsidiary Guaranty and Personal Property Collateral Documents. In the event that any Person becomes a Subsidiary of Company after the date hereof, Company will promptly (and in any case no later than 45 days thereafter) notify Administrative Agent of that fact and cause such Subsidiary to execute and deliver to Administrative Agent a Subsidiary Pledge Agreement, and, with respect to Domestic Subsidiaries only, a Subsidiary Security Agreement, a Subsidiary Patent and Trademark Security Agreement and a counterpart of the Subsidiary Guaranty and in each case to take all such further actions and execute all such further documents and instruments (including actions, documents and instruments comparable to those described in subsection 4.1H) as may be necessary or, in the reasonable opinion of Administrative Agent, desirable to create in favor of Administrative Agent, for the benefit of Lenders and Agents, a valid and perfected First Priority Lien on the personal and mixed property assets of such Subsidiary described in the applicable forms of Collateral Documents.

                  B. Subsidiary Charter Documents, Legal Opinions, Etc. Company shall deliver to Administrative Agent, together with such Loan Documents in accordance with subsection 6.8A above, (i) certified copies of such Subsidiary's Certificate or Articles of Incorporation or other applicable organizational documents filed or registered with the state or other jurisdiction in which such Subsidiary is organized, together with, to the extent applicable, a good standing certificate from the Secretary of State of the jurisdiction of its incorporation and each other state in which such Subsidiary is qualified as a foreign corporation to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each to be dated a recent date prior to their delivery to Administrative Agent, (ii) a copy of such Subsidiary's Bylaws, Operating Agreement, Partnership Agreement or other similar organizational document, certified by its secretary or an assistant secretary as of a recent date prior to their delivery to Administrative Agent, (iii) a certificate executed by the secretary or an assistant secretary of such Subsidiary as to (a) the fact that the attached resolutions of the Board of Directors (or other similar body) of such Subsidiary approving and authorizing the execution, delivery and performance of such Loan Documents are in full force and effect and have not been modified or amended and (b) the incumbency and signatures of the officers of such Subsidiary executing such Loan Documents and (iv) if reasonably required by Administrative Agent, a favorable opinion of counsel to such Subsidiary, in form and substance satisfactory to Administrative Agent and its counsel, as to
(a) the due organization and good standing of such Subsidiary, (b) the due authorization, execution and delivery by such Subsidiary of such Loan Documents,
(c) the enforceability of such Loan Documents against such Subsidiary, (d) such other matters (including matters relating to the creation and perfection of Liens in any Collateral pursuant to such Loan Documents) as Administrative Agent may reasonably request, all of the foregoing to be satisfactory in form and substance to Administrative Agent and its counsel.

6.9     Matters Relating to Additional Real Property Collateral.

                  From and after the Closing Date, in the event that (i) Company or any Subsidiary Guarantor acquires any fee interest in real property or any Leasehold Property or (ii) at the time any Person becomes a Subsidiary Guarantor, such Person owns or holds any fee interest in real property or any Leasehold Property, in either case excluding any such Real Property Assets the aggregate value of which fee interests or leasehold interests is less than $10,000,000 or the encumbrancing of which requires the consent of any applicable lessor or (in the case of clause (ii) above) then-existing senior lienholder, where Company and its Subsidiaries are unable to obtain such lessor's or senior lienholder's consent (any such non-excluded Real Property Asset described in the foregoing clause (i) or (ii) being an "Additional Mortgaged Property"), Company or such Subsidiary Guarantor shall deliver to Administrative Agent, as soon as practicable after such Person acquires such Additional Mortgaged Property or becomes a Subsidiary Guarantor, as the case may be, the following:

                  A.  Additional   Mortgage.  A  fully  executed  and  notarized
        Mortgage (an "Additional Mortgage"), duly recorded in all appropriate places in all applicable jurisdictions, encumbering the interest of such Loan Party in such Additional Mortgaged Property;

                  B. Landlord Consent and Estoppel; Recorded Leasehold Interest. In the case of an Additional Mortgaged Property consisting of a Leasehold Property, if reasonably required by Administrative Agent, (a) a consent and estoppel signed by the landlord thereof consenting to the encumbrance of such Leasehold Property with a Mortgage and including standard notice and cure rights for Administrative Agent on behalf of Lenders and (b) evidence that the lease or memorandum for such Leasehold Property has been recorded in all places necessary or desirable; and

                  C. Environmental Audit. If reasonably required by Administrative Agent, reports and other information, in form, scope and substance reasonably satisfactory to Agents and prepared by environmental consultants satisfactory to Agents, concerning any environmental hazards or liabilities to which Company or any of its Subsidiaries may be subject with respect to such Additional Mortgaged Property.

6.10    Interest Rate Protection.

                  At all times after the date which is 90 days after the Closing Date, Company shall maintain in effect one or more Interest Rate Agreements with respect to the Loans, in an aggregate notional principal amount of not less than 50% of the Term Loans borrowed on the Closing Date as projected to be reduced by scheduled amortization, each such Interest Rate Agreement to be in form and substance satisfactory to Administrative Agent and with a term of not less than two years after the Closing Date.

6.11    Year 2000 Compliance.

                  Company shall perform all acts reasonably necessary to ensure that Company and its Subsidiaries become Year 2000 Compliant in a timely manner. Such acts shall include performing a comprehensive review and assessment of all of Company and its Subsidiaries' systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. Company shall, immediately upon request, provide to Administrative Agent (which shall furnish copies thereof to Lenders) such certifications or other evidence of Company and its Subsidiaries' compliance with the terms of this subsection 6.11 as any Agent or Lender (through the Administrative Agent) may from time to time reasonably request.

Section 7.        COMPANY'S NEGATIVE COVENANTS

                  Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall have otherwise given prior written consent in accordance with subsection 10.6 to amendment or waiver thereof, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 7.

7.1     Indebtedness.

                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guarantee, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                  (i) Company and Loan Parties may become and remain liable with respect to the Obligations;

                  (ii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations permitted by subsection 7.4 and, upon any matured obligations actually arising pursuant thereto, the Indebtedness corresponding to the Contingent Obligations so extinguished;

                  (iii) Company and its Subsidiaries may become and remain liable with respect to Indebtedness in respect of Capital Leases not to exceed $15,000,000 in the aggregate at any time outstanding;

                  (iv) Company may become and remain liable with respect to Indebtedness to any of its direct or indirect wholly-owned Subsidiaries, and any direct or indirect wholly-owned Subsidiary of Company may become and remain liable with respect to Indebtedness to Company or any other direct or indirect wholly-owned Subsidiary of Company; provided that (a) all such intercompany Indebtedness shall be evidenced by promissory notes, (b) all such intercompany Indebtedness owed by Company to any of its Subsidiaries shall be subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement and (c) any payment by any Subsidiary of

        Company under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any intercompany Indebtedness owed by such Subsidiary to Company or to any of its Subsidiaries for whose benefit such payment is made;

                  (v) Company and its Subsidiaries, as applicable, may remain liable with respect to Indebtedness described in Schedule 7.1 annexed hereto;

                  (vi) Company may become and remain liable with respect to Permitted Subordinated Debt;

                  (vii) Company and its Subsidiaries may become and remain liable with respect to Indebtedness constituting purchase money financing for personal property or mortgage financing of Real Property Assets in an aggregate principal amount not exceeding $10,000,000 at any time outstanding;

                  (viii) Company and its Subsidiaries may become and remain liable with respect to Indebtedness constituting Assumed Permitted Acquisition Indebtedness and Incurred Permitted Acquisition Indebtedness in an aggregate principal amount not exceeding $100,000,000 at any time outstanding; provided that in the event that the Loans (after giving effect to the proposed acquisition) obtain a Rating of not less than BB+ from S&P and Ba1 from Moody's, Company and its Subsidiaries may become liable with respect to such Indebtedness in an aggregate principal amount not exceeding $150,000,000 at any time outstanding; and

                  (ix) Company and its Subsidiaries may become and remain liable with respect to other Indebtedness in an aggregate principal amount not to exceed $10,000,000 at any time outstanding.

7.2     Liens and Related Matters.

                  A. Prohibition on Liens. Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Company or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any state or under any similar recording or notice statute, except:

                  (i)   Permitted Encumbrances;

                  (ii)  Liens granted pursuant to the Collateral Documents;

                  (iii) Liens described in Schedule 7.2 annexed hereto;

                  (iv) Liens associated with Assumed Permitted Acquisition Indebtedness;

        and

                  (v) Liens securing Indebtedness permitted under subsection 7.1(vii) hereof.

        B. Equitable Lien in Favor of Lenders. If Company or any of its Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Liens excepted by the provisions of subsection 7.2A, it shall make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided that, notwithstanding the foregoing, this covenant shall not be construed as a consent by Requisite Lenders to the creation or assumption of any such Lien not permitted by the provisions of subsection 7.2A.

        C. No Further Negative Pledges. Except with respect to specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale, neither Company nor any of its Subsidiaries shall enter into any agreement (other than any agreement prohibiting only the creation of Liens securing Permitted Subordinated Debt) generally prohibiting the creation or assumption of any Lien upon its properties and assets, whether now owned or hereafter acquired.

        D. No Restrictions on Subsidiary Distributions to Company or Other Subsidiaries. Except as provided herein, Company will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of such Subsidiary's capital stock owned by Company or any other Subsidiary of Company, (ii) repay or prepay any Indebtedness owed by such Subsidiary to Company or any other Subsidiary of Company, (iii) make loans or advances to Company or any other Subsidiary of Company or (iv) transfer any of its property or assets to Company or any other Subsidiary of Company.

7.3     Investments; Joint Ventures.

                  Company   shall   not,   and  shall  not  permit  any  of  its
Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except:

                  (i) Company and its Subsidiaries may make and own Investments in Cash and Cash Equivalents;

                  (ii) Company and its Subsidiaries may continue to own the Investments owned by them as of the Closing Date in any Subsidiaries of Company;

                  (iii) Company and its Subsidiaries may make intercompany loans to the extent permitted under subsection 7.1(iv);

                  (iv)  Company  and  its  Subsidiaries  may  make  Consolidated
        Capital

        Expenditures permitted by subsection 7.8;

                  (v) Company and its Subsidiaries may make Investments as required to consummate Permitted Acquisitions permitted under subsection 7.7(vi) and the World Medical Acquisition;

                  (vi) Company and its Subsidiaries may continue to own the Investments and proposed Investments owned by them and described in
        Schedule 7.3 annexed hereto;

                  (vii) Company and its Subsidiaries may make and own other Investments in an aggregate amount not to exceed $10,000,000 at any time outstanding;

                  (viii) Company and its Subsidiaries may make and own Investments in an aggregate amount not to exceed $20,000,000 at any time outstanding consisting of any deferred portion of the sales price received by Company or its Subsidiaries in connection with any Asset Sale permitted under subsection 7.7(v);

                  (ix) Company or any of its Subsidiaries may make and own Investments in respect of Securities of another Person received by Company or such Subsidiary in connection with a plan of reorganization of such Person or a readjustment of its debt;

                  (x) Company and its Subsidiaries may make and own Investments in Joint Ventures in an aggregate amount not exceeding the lesser of (a) Retained Excess Cash Flow at the time of such Investment and (b) $50,000,000, each as determined on a cumulative basis from the Closing Date; and

                  (xi) Company may make loans to employees in connection with the purchase of the stock of Company by such employees pursuant to the terms of employment agreements of such employees in an aggregate amount not to exceed $2,000,000 in any Fiscal Year.

7.4     Contingent Obligations.

                  Company   shall   not,   and  shall  not  permit  any  of  its
Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

                  (i) Subsidiaries of Company may become and remain liable with respect to Contingent Obligations in respect of the Subsidiary Guaranty;

                  (ii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of Letters of Credit and Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of letters of credit other than the Letters of Credit in an aggregate amount not to exceed $15,000,000 at any time outstanding;

                  (iii) Company may become and remain liable with respect to Contingent Obligations under Hedge Agreements;

                  (iv) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of customary indemnification and purchase price adjustment obligations incurred in connection with Asset Sales or other sales of assets;

                  (v) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations under guarantees in the ordinary course of business of the obligations of suppliers, customers, franchisees and licensees of Company and its Subsidiaries in an aggregate amount not to exceed $10,000,000 at any time outstanding;

                  (vi) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of any Indebtedness of Company or any of its Subsidiaries permitted by subsection 7.1;

                  (vii) Company and its Subsidiaries, as applicable, may remain liable with respect to Contingent Obligations described in Schedule 7.4 annexed hereto; and

                  (viii) Company and its Subsidiaries may become and remain liable with respect to other Contingent Obligations; provided that the maximum aggregate liability, contingent or otherwise, of Company and its Subsidiaries in respect of all such Contingent Obligations shall at no time exceed $10,000,000.

7.5     Restricted Junior Payments.

                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that (i) Company may make regularly scheduled payments of interest in respect of any Permitted Subordinated Debt in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, the indenture or other agreement pursuant to which such Permitted Subordinated Debt was issued, as such indenture or other agreement may be amended from time to time to the extent permitted under subsection 7.13B and (ii) Company may redeem or repurchase the stock of Company (or options or warrants to acquire such stock) from employees thereof pursuant to the terms of employment agreements with such employees in an aggregate amount not to exceed $2,000,000 in any Fiscal Year.

7.6     Financial Covenants.

                  For purposes of this subsection 7.6, the components of the following financial covenants shall include the financial results of the Bard Catheter Lab Business as if such business had been acquired at the beginning of such tested period for purposes of calculating Consolidated Adjusted EBITDA.

        A. Minimum Fixed Charge Coverage Ratio. As measured quarterly as at the end of each Fiscal Quarter, Company shall not permit the ratio of (i) Consolidated Adjusted EBITDA for any four consecutive Fiscal Quarter period ending on any date set forth below to (ii) Consolidated Fixed Charges for any four consecutive Fiscal Quarter period ending on such date (or, in the case of Consolidated Scheduled Amortization for the immediately succeeding four consecutive Fiscal Quarter period) to be less than the correlative ratio indicated:

                                                             Minimum
                     Date                        Fixed Charge Coverage Ratio
         --------------------------              ---------------------------

         December 31, 1998                                 2.2:1.0
         March 31, 1999                                    2.2:1.0
         June 30, 1999                                     2.2:1.0
         September 30, 1999                                2.2:1.0
         December 31, 1999                                 2.5:1.0
         March 31, 2000                                    2.7:1.0
         June 30, 2000                                     2.9:1.0
         September 30, 2000                                3.0:1.0
         December 31, 2000                                 3.1:1.0
         March 31, 2001                                    3.2:1.0
         June 30, 2001                                     3.3:1.0

         September 30, 2001
         and each Fiscal Quarter end thereafter            1.0:1.0

; provided that (a) with respect to the foregoing ratio for the period ending December 31, 1998, Consolidated Interest Expense and Consolidated Capital Expenditures (as utilized in Consolidated Fixed Charges) shall be calculated as the product of Consolidated Interest Expense and Consolidated Capital Expenditures for the Fiscal Quarter ending December 31, 1998 multiplied by four;
(b) for the period ending March 31, 1999, Consolidated Interest Expense and Consolidated Capital Expenditures shall be calculated as the product of Consolidated Interest Expense and Consolidated Capital Expenditures for the two Fiscal Quarters ending March 31, 1999 multiplied by two; and (c) for the period ending June 30, 1999, Consolidated Interest Expense and Consolidated Capital Expenditures shall be calculated as the product of Consolidated Interest Expense and Consolidated Capital Expenditures for the three Fiscal Quarters ending June 30, 1999 multiplied by one and one-third.

         B. Maximum  Leverage Ratio.  Company shall not permit the  Consolidated
Leverage Ratio at any time to exceed the ratios indicated below during any of the periods set forth below:

                        Period                                        Maximum Leverage Ratio
         -----------------------------------                         ------------------------

         September 30, 1998 through and including December 31, 1998            2.1:1.0
         January 1, 1999 through and including March 31, 1999                  2.1:1.0
         April 1, 1999 through and including June 30, 1999                     2.0:1.0
         July 1, 1999 through and including September 30, 1999                 1.9:1.0
         October 1, 1999 through and including December 31, 1999               1.7:1.0
         January 1, 2000 through and including March 31, 2000                  1.6:1.0
         April 1, 2000 through and including June 30, 2000                     1.5:1.0
         July 1, 2000 through and including September 30, 2000                 1.2:1.0
         October 1, 2000 through and including December 31, 2000               1.1:1.0

         January 1, 2001
         and thereafter                                                        1.0:1.0

         C. Minimum Consolidated Net Worth. As determined quarterly as at the end of each Fiscal Quarter, Company shall not permit Consolidated Net Worth as at any such date as set forth below to be less than the sum of $100,000,000 plus the amount equal to 75% of Consolidated Net Income at such time, as Consolidated Net Income is determined on a cumulative basis from the Closing Date, without deductions for any losses (other than any amounts accrued as Permitted Acquisitions Non-cash Reserves after the Closing Date).

7.7      Restriction on Fundamental Changes; Asset Sales and Acquisitions.

                 Company shall not, and shall not permit any of its Subsidiaries to, enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person, except:

                 (i) any Subsidiary of Company may be merged with or into Company or any direct or indirect wholly-owned Subsidiary Guarantor, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Company or any direct or indirect wholly-owned Subsidiary Guarantor; provided that, in the case of such a merger, Company or such direct or indirect wholly-owned Subsidiary Guarantor shall be the continuing or surviving corporation;

                 (ii) Company and its Subsidiaries may make Consolidated Capital Expenditures permitted under subsection 7.8;

                 (iii) Company and its Subsidiaries may dispose of obsolete or worn out property in the ordinary course of business;

                 (iv) Company and its Subsidiaries may sell or otherwise dispose of assets in transactions that do not constitute Asset Sales;

                 (v) subject to subsection  7.11,  Company and its  Subsidiaries may make annual Asset Sales of assets having a fair market value not in excess of 5% of the consolidated revenues of Company and its Subsidiaries for the immediately preceding Fiscal Year as shown on the consolidated financial statements of Company and its Subsidiaries for such immediately preceding Fiscal Year; provided that (x) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof; (y) at least 85% of the consideration received shall be cash; and (z) the proceeds of such Asset Sales shall be applied as required by subsection 2.4B(iii)(a);

                 (vi)  Company  and its  Subsidiaries  may  acquire,  whether by purchase, issuance of stock or other equity or debt securities, merger, reorganization or any other method, not less than eighty percent (80%) of the ownership interest of any Person substantially engaged in a medical device business or a business described on Schedule 7.12 annexed hereto, substantially all of the assets of such Person, or any division or line of business through which any Person substantially engages in the medical device business or a business described on
         Schedule 7.12 annexed hereto in an aggregate amount up to $200,000,000, which amount may consist of an aggregate amount of up to $100,000,000 of Cash, Incurred Permitted Acquisition Indebtedness and Assumed Permitted Acquisition Indebtedness, in each case as determined on a cumulative basis from the Closing Date and excluding any amounts in connection with the World Medical Acquisition; provided that in the event that the Loans (after giving effect to such proposed acquisitions) obtain Ratings of not less than BB+ from S&P and Ba1 from Moody's, such acquisitions in the aggregate shall be permitted up to an unlimited amount, which amount may consist of an aggregate amount of up to $150,000,000 of Cash, Incurred Permitted Acquisition Indebtedness and Assumed Permitted Acquisition Indebtedness, as determined on a cumulative basis from the Closing Date and excluding any amounts in connection with the World Medical Acquisition; provided further that:
         (a) such Person becomes a Subsidiary of Company, or such business, property or other assets are acquired by Company or a direct or indirect wholly-owned Subsidiary of Company; (b) concurrently with the consummation of such Permitted Acquisition, Company shall, and shall cause its Subsidiaries to, comply with the requirements of subsections
         6.8 and 6.9 with respect to such Permitted Acquisitions; and (c) prior to the consummation of any such Permitted Acquisition having a purchase price in excess of $5,000,000, Company shall deliver to Administrative Agent an Officer's Certificate (1) certifying that no Potential Event of Default or Event of Default under this Agreement shall then exist or shall occur as a result of such Permitted Acquisition, (2) demonstrating that after giving effect to such Permitted Acquisition and to all Indebtedness to be incurred or assumed or repaid in connection with or as consideration for such Permitted Acquisition, that Company is in Pro Forma Financial Covenant Compliance for the four consecutive Fiscal Quarter period ending immediately prior to the date of the proposed Permitted Acquisition, (3) delivering a copy, prepared in conformity with GAAP (subject to year-end adjustments and the absence of footnotes), of (i) financial statements of the Person or business so acquired for the immediately preceding four consecutive Fiscal Quarter period corresponding to the calculation period for the financial covenants in the immediately preceding clause and (ii) audited or reviewed financial statements of the Person or business so acquired for the fiscal year ended within such period of such Person and (4) revised financial projections (in a form substantially consistent with previously provided projections) for the Company pro forma for any proposed Permitted Acquisition in excess of $50,000,000 for the succeeding four Fiscal Quarters; and

                 (vii) Company may consummate the World Medical Acquisition.

7.8      Consolidated Capital Expenditures.

                 Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures in any Fiscal Year in an aggregate amount in excess of (a) for Fiscal Year 1999, $75,000,000, and (b) for Fiscal Year 2000 and each Fiscal Year thereafter, an amount equal to 5% of the consolidated revenues of Company and its Subsidiaries for such Fiscal Year as shown on the audited consolidated financial statements of Company and its Subsidiaries for such Fiscal Year (in each case, the "Maximum Consolidated Capital Expenditures Amount"); provided that the Maximum Consolidated Capital Expenditures Amount for any Fiscal Year shall be increased by an amount equal to the excess, if any (but in no event more than 50% of the Maximum Consolidated Capital Expenditures Amount for the previous Fiscal Year (as adjusted in accordance with this proviso)) of the Maximum Consolidated Capital Expenditures Amount for the immediately preceding Fiscal Year over the actual amount of Consolidated Capital Expenditures for such previous Fiscal Year.

7.9      Sale or Discount of Receivables.

                 Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable sold for purposes of collection and for which reserves had been established in accordance with GAAP.

7.10     Transactions with Shareholders and Affiliates.

                 Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 10% or more of any class of equity Securities of Company or with any Affiliate of Company or of any such holder, on terms that are less favorable to Company or that Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such a holder or Affiliate; provided that the foregoing restriction shall not apply to
(i) any transaction between Company and any of its direct or indirect wholly-owned Subsidiaries or between any of its direct or indirect wholly-owned Subsidiaries or (ii) reasonable and customary fees paid to members of the Boards of Directors of Company and its Subsidiaries or (iii) as set forth on Schedule
7.10 annexed hereto.

7.11     Disposal of Subsidiary Stock.

                 Except for any sale of 100% of the capital stock or other equity Securities of any of its Subsidiaries in compliance with the provisions of subsection 7.7(v), Company shall not:

                 (i) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries, except to qualify directors if required by applicable law; or

                 (ii) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of their respective Subsidiaries (including such Subsidiary), except to Company, another Subsidiary of Company or to qualify directors if required by applicable law.

7.12     Conduct of Business.

                 From and after the Closing Date, Company shall not, and shall not permit any of its Subsidiaries to, engage in any business other than (i) the businesses engaged in by Company and its Subsidiaries on the Closing Date and similar or related businesses (as described on Schedule 7.12 annexed hereto) and
(ii) such other lines of business as may be consented to by Requisite Lenders.

7.13     Amendments or Waivers of Certain Related Agreements

         A. Amendments or Waivers of Certain Related Agreements. Neither Company nor any of its Subsidiaries shall agree to any material amendment to, or waive any of its material rights under, any Related Agreement (other than any Related Agreement evidencing or governing any Permitted Subordinated Debt) after the Closing Date without in each case obtaining the prior written consent of Requisite Lenders to such amendment or waiver.

         B. Amendments of Documents Relating to Permitted Subordinated Debt. Company shall not, and shall not permit any of its Subsidiaries to, amend or otherwise change the terms of any Permitted Subordinated Debt, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Permitted Subordinated Debt, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period with respect thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions thereof (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Permitted Subordinated Debt (or a trustee or other representative on their behalf) which would be adverse to Company or Lenders.

7.14     Fiscal Year

                 Company shall not change its Fiscal Year-end from June 30.

Section 8.       EVENTS OF DEFAULT

                 If any of the following conditions or events ("Events of Default") shall occur:

8.1      Failure to Make Payments When Due.

                 Failure by Company to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; failure by Company to pay when due any amount payable to an Issuing Lender in reimbursement of any drawing under a Letter of Credit; or failure by Company to pay any interest on any Loan or any fee or any other amount due under this Agreement within five days after the date due; or

8.2      Default in Other Agreements.

                 (i) Failure of Company or any of its Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in subsection 8.1) or Contingent Obligations, in each case in an individual or an aggregate outstanding principal amount of $10,000,000 or more, in each case beyond the end of any grace period provided therefor; or

                 (ii) breach or default by Company or any of its Subsidiaries with respect to any other material term of (a) one or more items of Indebtedness or Contingent Obligations in the individual or aggregate principal amounts referred to in clause (i) above or (b) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness or Contingent Obligation(s), if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

8.3      Breach of Certain Covenants.

                 Failure of Company to perform or comply with any term or condition contained in subsection 2.5 or 6.2 or Section 7 of this Agreement; or

8.4      Breach of Warranty.

                 Any representation, warranty, certification or other statement made by Company or any of its Subsidiaries in any Loan Document or in any statement or certificate at any time given by Company or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

8.5      Other Defaults Under Loan Documents.

                 Any Loan Party shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other subsection of this
Section 8, and such default shall not have been remedied or waived within 30 days after the earlier of (i) an officer of Company or such Loan Party becoming aware of such default or (ii) receipt by Company and such Loan Party of notice from any Agent or any Lender of such default; or

8.6      Involuntary Bankruptcy; Appointment of Receiver, etc.

                 (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Company or any of its Material Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Company or any of its Material Subsidiaries under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Company or any of its Material Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Company or any of its Material Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Company or any of its Material Subsidiaries, and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or

8.7      Voluntary Bankruptcy; Appointment of Receiver, etc.

                 (i) Company or any of its Material Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Company or any of its Material Subsidiaries shall make any assignment for the benefit of creditors; or (ii) Company or any of its Material Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of Company or any of its Material Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

8.8      Judgments and Attachments.

                 Any money judgment, writ or warrant of attachment or similar process involving (i) in any individual case an amount in excess of $5,000,000 or (ii) in the aggregate an amount in excess of $10,000,000 at any time (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against Company or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or

8.9      Dissolution.

                 Any order, judgment or decree shall be entered against Company or any of its Material Subsidiaries decreeing the dissolution or split up of Company or that Material Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

8.10     Employee Benefit Plans.

                 There shall occur one or more ERISA Events which individually or in the aggregate results in liability of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in excess of $5,000,000 during the term of this Agreement; or there shall exist an amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually for any Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which exceeds $5,000,000 or $10,000,000 in the aggregate for all Pension Plans; or

8.11     Change in Control.

                 A Change of Control shall have occurred; or

8.12 Invalidity of Subsidiary Guaranty; Failure of Security; Repudiation of Obligations.

                 At any time after the execution and delivery thereof, (i) the Subsidiary Guaranty for any reason, other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void, (ii) any Collateral Document shall cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations or any other termination of such Collateral Document in accordance with the terms hereof or thereof) or shall be declared null and void, or Administrative Agent shall not have or shall cease to have a valid and perfected First Priority Lien in any Collateral purported to be covered thereby having a fair market value individually or in the aggregate exceeding $5,000,000, in each case for any reason other than the failure of Administrative Agent or any Lender to take any action within its control, or (iii) any Loan Party shall contest the validity or enforceability of any Loan Document in writing or deny in writing that it has any further liability, including with respect to future Loans by Lenders, under any Loan Document to which it is a party; or

8.13     Failure to Consummate Acquisition.

                 The Acquisition shall not be consummated in accordance with this Agreement and the applicable Related Agreements concurrently with the making of the initial Loans, or the Acquisition shall be unwound, reversed or otherwise rescinded in whole or in part for any reason:

THEN (i) upon the occurrence of any Event of Default described in subsection 8.6 or 8.7, each of (a) the unpaid principal amount of and accrued interest on the Loans, (b) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (whether or not any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit), and (c) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Company, and the obligation of each Lender to make any Loan, the obligation of the Lender that is Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate, and (ii) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall, upon the written request or with the written consent of Requisite Lenders, by written notice to Company, declare all or any portion of the amounts described in clauses (a) through (c) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate; provided that the foregoing shall not affect in any way the obligations of Lenders under subsection 3.3C(i) or the obligations of Lenders to purchase participations in any unpaid Swing Line Loans as provided in subsection 2.1A(iv).

                 Any amounts described in clause (b) above, when received by Administrative Agent, shall be held by Administrative Agent pursuant to the terms of the Collateral Account Agreement and shall be applied as therein provided.

                 Notwithstanding anything contained in the second preceding paragraph, if at any time within 30 days after an acceleration of the Loans pursuant to clause (ii) of such paragraph Company shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Potential Events of Default (other than non-payment of the principal of and accrued interest on the Loans, in each case which is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to subsection 10.6, then Requisite Lenders, by written notice to Company, may at their option rescind and annul such acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind Lenders to a decision which may be made at the election of Requisite Lenders and are not intended, directly or indirectly, to benefit Company, and such provisions shall not at any time be construed so as to grant Company the right to require Lenders to rescind or annul any acceleration hereunder or to preclude Administrative Agent or Lenders from exercising any of the rights or remedies available to them under any of the Loan Documents, even if the conditions set forth in this paragraph are met.

Section 9.   ADMINISTRATIVE  AGENT

9.1      Appointment.

         A. Appointment of Agents. Royal Bank of Canada is hereby appointed as Administrative Agent and DLJ Capital Funding, Inc. is hereby appointed as Syndication Agent, each so appointed hereunder and under the other Loan Documents, and each Lender hereby authorizes each Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Administrative Agent agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this
Section 9 are solely for the benefit of each Agent and Lenders, and Company shall have no rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Company or any of its Subsidiaries.

         B. Appointment of Supplemental Collateral Agents. It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case Administrative Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that Administrative Agent appoint an additional individual or institution as a separate agent, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "Supplemental Collateral Agent" and collectively as "Supplemental Collateral Agents").

                 In the event that Administrative Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either Administrative Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Section 9 and of subsections 10.2 and 10.3 that refer to Administrative Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to Administrative Agent shall be deemed to be references to Administrative

Agent and/or such Supplemental Collateral Agent, as the context may require.

                 Should any instrument in writing from Company or any other Loan Party be required by any Supplemental Collateral Agent so appointed by Administrative Agent for more fully and certainly vesting in and confirming to it such rights, powers, privileges and duties, Company shall, or shall cause such other Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by Administrative Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall cease to exist, become bankrupt or insolvent, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by Administrative Agent until the appointment of a new Supplemental Collateral Agent.

9.2      Powers and Duties; General Immunity.

         A. Powers; Duties Specified. Each Lender irrevocably authorizes each Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents. Each Agent may exercise such powers, rights and remedies and perform such duties by or through its officers, directors, agents, employees, trustees or attorneys-in-fact. No Agent shall have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

         B. No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by such Agent to Lenders or by or on behalf of Company to such Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any Obligations, nor shall such Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, no Agent shall have any liability arising from confirmations of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.

         C. Exculpatory Provisions. No Agent nor any of its respective officers, directors, employees, trustees, agents or attorneys-in-fact shall be liable to Lenders for any action taken or omitted by such Agent under or in connection with any of the Loan Documents except to the extent caused by such Agent's gross negligence or willful misconduct. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Company and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6).

         D. Agents Entitled to Act as Lender. The agencies hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the agency duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include such Agent in its individual capacity as Lender. Each Agent and its Affiliates and Related Funds may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Company or any of its Affiliates as if it were not performing the duties specified herein and may accept fees and other consideration from Company for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

9.3 Representations and Warranties; No Responsibility For Appraisal of Credit-worthiness.

                 Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the making of the Loans and the issuance of Letters of Credit hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

9.4      Right to Indemnity.

                 Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by Company, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as Administrative Agent or Syndication Agent, as the case may be, in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements with respect to an Agent to the extent resulting from such Agent's gross negligence or willful misconduct. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

9.5      Successor Agents and Swing Line Lender.

                 A. Successor Agents. Administrative Agent may resign by giving 30 days' prior written notice thereof to Syndication Agent, Lenders and Company, and such resignation shall only be effective upon the appointment of, and acceptance of such appointment by, a successor Administrative Agent pursuant to this subsection 9.5, which successor must be a financial institution reasonably satisfactory to Company; provided that Administrative Agent may resign at any time if Company shall be in default in the payment of any amount owed by Company to Administrative Agent in such capacity. Administrative Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to Company and Administrative Agent and signed by Requisite Lenders. Syndication Agent may resign at any time upon one Business Day's prior notice thereof to Company and Administrative Agent. Upon any such notice of resignation of Administrative Agent or Syndication Agent or any such removal of Administrative Agent, Requisite Lenders shall have the right, upon five Business Days' notice to Company, to appoint a successor Administrative Agent or Syndication Agent, as the case may be, which replacement must be a financial institution reasonably satisfactory to Company. Upon the acceptance of any appointment as Administrative Agent or Syndication Agent, as the case may be, hereunder by a successor Administrative Agent or Syndication Agent, as the case may be, that successor Administrative Agent or Syndication Agent, as the case may be, shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent or Syndication Agent, as the case may be, and the retiring or removed
Administrative Agent or Syndication Agent, as the case may be, shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's or Syndication Agent's, as the case may be, resignation or removal hereunder as Administrative Agent or Syndication Agent, as the case may be, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or Syndication Agent, as the case may be, under this Agreement.

                 B. Successor Swing Line Lender. Any resignation or removal of Administrative Agent pursuant to subsection 9.5A shall also constitute the resignation or removal of Royal Bank of Canada or its successor as Swing Line Lender (notwithstanding whether such Person may continue to be a Lender hereunder), and any successor Administrative Agent appointed pursuant to subsection 9.5A shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event, (i) Company shall prepay any outstanding Swing Line Loans made by the retiring or removed Swing Line Lender, (ii) upon such prepayment, the retiring or removed Swing Line Lender shall surrender the Swing Line Note held by it to Company for cancellation and (iii) Company shall issue a new Swing Line Note to the successor Swing Line Lender substantially in the form of Exhibit VII annexed hereto, in the principal amount of the Swing Line Loan Commitment then in effect and with other appropriate insertions.

9.6      Collateral Documents and Subsidiary Guaranty.

                 Each Lender and  Syndication  Agent hereby  further  authorizes
Administrative Agent, on behalf of and for the benefit of Lenders and Agents, to enter into each Collateral Document as secured party and to be the agent for and representative of Lenders and Agents under the Subsidiary Guaranty, and each Lender and each Agent agrees to be bound by the terms of each Collateral Document and Guaranty; provided that Administrative Agent shall not (i) enter into or consent to any material amendment, modification, termination or waiver of any provision contained in any Collateral Document or the Subsidiary Guaranty or (ii) release any Collateral (except as otherwise expressly permitted or required pursuant to the terms of this Agreement or the applicable Collateral Document), in each case without the prior consent of Requisite Lenders (or, if required pursuant to subsection 10.6, all Lenders); provided further, however, that, without further written consent or authorization from Lenders, Administrative Agent may execute any documents or instruments necessary to (a) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted by this Agreement or the applicable Collateral Document or to which Requisite Lenders have otherwise consented or (b) release any Subsidiary Guarantor from the Subsidiary Guaranty if all of the capital stock of such Subsidiary Guarantor is, or all or substantially all of the assets are, sold to any Person (other than an Affiliate of Company) pursuant to a sale or other disposition permitted hereunder or to which Requisite Lenders (or such other Lenders as may be required to consent under subsection 10.6) have otherwise consented. Anything contained in any of the Loan Documents to the contrary notwithstanding, Company, Administrative Agent and each Lender hereby agree that (X) no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document or to enforce the Subsidiary Guaranty, it being understood and agreed that all powers, rights and remedies under the Collateral Documents and the Subsidiary Guaranty may be exercised solely by Administrative Agent for the benefit of Lenders in accordance with the terms thereof, and (Y) in the event of a foreclosure by Administrative Agent on any of the Collateral pursuant to a public or private sale, Administrative Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Administrative Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by Administrative Agent at such sale.

Section 10.  MISCELLANEOUS

10.1     Assignments and Participations in Loans and Letters of Credit.

         A. General. Subject to subsection 10.1B, each Lender shall have the right at any time to (i) sell, assign or transfer to any Eligible Assignee or
(ii) sell participations to any Person, in all or any part of its Commitments or any Loan or Loans made by it or its Letters of Credit or participations therein or any other interest herein or in any other Obligations owed to it; provided that no such sale, assignment, transfer or participation shall, without the consent of Company, require Company to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer or participation under the securities laws of any state; provided, further that no such sale, assignment or transfer described in clause (i) above shall be effective unless and until an Assignment Agreement effecting such sale, assignment or transfer shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii); provided, further that no such sale, assignment, transfer or participation of any Letter of Credit or any participation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Revolving Loan Commitment and the Revolving Loans of the Lender effecting such sale, assignment, transfer or participation; and provided, further that, anything contained herein to the contrary notwithstanding, the Swing Line Loan Commitment and the Swing Line Loans of Swing Line Lender may not be sold, assigned or transferred as described in clause (i) above to any Person other than a successor Administrative Agent and Swing Line Lender to the extent contemplated by subsection 9.5. Except as otherwise provided in this subsection 10.1, no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment or transfer of, or any granting of participations in, all or any part of its Commitments or the Loans, the Letters of Credit or participations therein, or the other Obligations owed to such Lender.

         B.      Assignments.

                 (i) Amounts and Terms of Assignments. Each Commitment, Loan, Letter of Credit or participation therein, or other Obligation may be
         (a) assigned in any amount to another Lender, to an Affiliate of the assigning Lender or another Lender, or to a Related Fund of the assigning Lender or another Lender, with the giving of notice to Company and Administrative Agent, or (b) assigned in an aggregate amount of not less than $5,000,000 (or such lesser amount as shall constitute the aggregate amount of the Commitments, Loans, Letters of Credit and participations therein, and other Obligations of the assigning Lender) to any other Eligible Assignee with the consent of
         (x) Company (which consent shall only be required so long as no Event of Default has occurred and is continuing) and (y) the Agents (in each case which consent shall not be unreasonably withheld or delayed). To the extent of any such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be relieved of its obligations with respect to its Commitments, Loans, Letters of Credit or participations therein, or other Obligations or the portion thereof so assigned. The parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording in the Register, an Assignment Agreement, together with a processing and recordation fee of $3,500 and such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a). Notwithstanding anything to the contrary in the foregoing, no processing and recordation fee shall be payable in respect of assignments by Syndication Agent to Lenders with Tranche B

         Term Loan Commitments made within 10 Business Days of the Closing Date. Upon such execution, delivery, acceptance and recordation, from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have (in addition to any such rights and obligations theretofore held by it) the rights and obligations of a Lender hereunder and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination of this Agreement under subsection 10.9B) and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto (without prejudice to the survival of representations, warranties and agreements pursuant to subsection 10.9); provided that, anything contained in any of the Loan Documents to the contrary notwithstanding, if such Lender is the Issuing Lender with respect to any outstanding Letters of Credit such Lender shall continue to have all rights and obligations of an Issuing Lender with respect to such Letters of Credit until the cancellation or expiration of such Letters of Credit and the reimbursement of any amounts drawn thereunder). The Commitments hereunder shall be modified to reflect the Commitments of such assignee and any remaining Commitment(s) of such assigning Lender and, if any such assignment occurs after the issuance of the Notes hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Administrative Agent for cancellation, and thereupon new Notes shall be issued to the assignee and to the assigning Lender, substantially in the form of Exhibit IV or Exhibit V annexed hereto, as the case may be, with appropriate insertions, to reflect the new Commitments and/or outstanding Tranche A Term Loans and/or Tranche B Term Loans, as the case may be, of the assignee and the assigning Lender.

                 (ii) Acceptance by Administrative Agent; Recordation in Register. Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in subsection 10.1B(i) and any forms, certificates or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a), Administrative Agent shall, if Agents and Company (if required) have consented to the assignment evidenced thereby, in each case to the extent such consent is required pursuant to subsection 10.1B(i)), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence Administrative Agent's receipt of any required consent of such Agent and Company to such assignment), (b) record the information contained therein in the Register and (c) give prompt notice thereof to Company. Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 10.1B(ii).

         C. Participations. The holder of any participation, other than an Affiliate or Related Fund of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) the extension of the scheduled final maturity date of any Loan allocated to such participation or (ii) a reduction of the principal amount of or the rate of interest payable on any Loan allocated to such participation, (iii) the release of any Lien granted in favor of Administrative Agent with respect to 25% or more in aggregate fair market value of the Collateral, or (iv) any release of any Subsidiary Guarantor or Subsidiary Guarantors during the term of this Agreement whose aggregate revenue is greater than or equal to 25% or more of the aggregate revenue of the Company and its Subsidiaries from its obligations under the Subsidiary Guaranty other than in accordance with the terms of the Loan Documents, and all amounts payable by Company hereunder (including amounts payable to such Lender pursuant to subsections 2.6D, 2.7 and 3.6 to the extent not resulting in greater obligations of Company to such participant than to Lender selling such participation) shall be determined as if such Lender had not sold such participation.

         D. Assignments to Federal Reserve Banks. For the avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law; provided that (i) no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge, (ii) in no event shall such Federal Reserve Bank be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder and (iii) any Lender that invests in bank loans may, without the consent of the Administrative Agent or Company, pledge all or any portion of its rights and obligations hereunder to any trustee for, or any other representative of, holders of obligations owed, or securities issued, by such fund, as security for such obligations or securities, provided further that any foreclosure or similar action by such trustee shall be subject to the provisions of this section concerning assignments (including any required consents).

         E. Information. Each Lender may furnish any information concerning Company and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to subsection 10.19.

         F. Representations of Lenders. Each Lender listed on the signature pages hereof hereby represents and warrants (i) that it is an Eligible Assignee described in clause (A) of the definition thereof; (ii) that it has experience and expertise in the making or purchasing of loans such as the Loans; and (iii) that it will make or purchase its Loans for its own account in the ordinary course of its business and without a view to distribution of such Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this subsection 10.1, the disposition of such Loans or any interests therein shall at all times remain within its exclusive control). Each Lender that becomes a party hereto pursuant to an Assignment Agreement shall be deemed to agree that the representations and warranties of such Lender contained in

Section 2(c) of such Assignment Agreement are incorporated herein by this reference.

10.2     Expenses.

                 Whether or not the transactions contemplated hereby shall be consummated, Company agrees to pay promptly (i) all the actual and reasonable costs and expenses of preparation of the Loan Documents incurred by Arranger and Syndication Agent and any consents, amendments, waivers or other modifications thereto; (ii) all the costs of furnishing all opinions by counsel for Company (including any opinions requested by Lenders as to any legal matters arising hereunder) and of Company's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents, including with respect to confirming compliance with environmental, insurance and solvency requirements; (iii) the reasonable fees, expenses and disbursements of counsel to Arranger and Agents (including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the Loan Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by Company; (iv) all the actual costs and reasonable expenses incurred by Syndication Agent and Administrative Agent of creating and perfecting Liens in favor of Administrative Agent for the benefit of Lenders and Agents pursuant to any Collateral Document, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums and reasonable fees, expenses and disbursements of counsel to Agents and of counsel providing any opinions that any Agent may reasonably request in respect of the Collateral Documents or the Liens created pursuant thereto; (v) all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any auditors, accountants and any environmental or other consultants, advisors and agents employed or retained by Syndication Agent and Administrative Agent or their counsel) of obtaining and reviewing any environmental audits or reports provided for under subsection 6.7A or 6.9C and any audits or reports provided for under subsection 6.5B with respect to Inventory and accounts receivable of Company and its Subsidiaries;
(vi) the custody or preservation of any of the Collateral; (vii) all other actual and reasonable costs and expenses incurred by Arranger in connection with the syndication of the Commitments; and (viii) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by Agents (jointly represented by one lead firm of attorneys and local counsel (as reasonably necessary)) and Lenders (jointly represented by one lead firm of attorneys and local counsel (as reasonably necessary)) in enforcing any Obligations of or in collecting any payments due from any Loan Party hereunder or under the other Loan Documents by reason of such Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Subsidiary Guaranty or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings (including reasonable fees of financial advisors)).

10.3     Indemnity.

                 In addition to the payment of expenses  pursuant to  subsection
10.2, whether or not the transactions contemplated hereby shall be consummated, Company agrees to defend (subject to Indemnitees' selection of counsel reasonably acceptable to Company), indemnify, pay and hold harmless Arranger, Agents and Lenders, and the officers, directors, employees, trustees, agents, attorneys-in-fact and affiliates of Arranger, Agents and Lenders (collectively called the "Indemnitees"), from and against any and all Indemnified Liabilities (as hereinafter defined); provided that Company shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from the gross negligence or willful misconduct of that Indemnitee.

                 As used herein, "Indemnified Liabilities" means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, actions, judgments, suits, claims (including Environmental Claims), costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Loan Documents or the Related Agreements or the transactions contemplated hereby or thereby (including Lenders' agreement to make the Loans hereunder or the use or intended use of the proceeds thereof or the issuance of Letters of Credit hereunder or the use or intended use of any thereof, or any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Subsidiary Guaranty), (ii) the statements contained in the commitment letter delivered by any Lender to Company with respect thereto or (iii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Company or any of its Subsidiaries.

                 To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this subsection 10.3 may be unenforceable in whole or in part because they are violative of any law or public policy, Company shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

10.4     Set-Off; Security Interest in Deposit Accounts.

                 In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender is hereby authorized by Company at any time or from time to time, without notice to Company or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender to or for the credit or the account of Company against and on account of the obligations and liabilities of Company to that Lender under this Agreement, the Letters of Credit and participations therein and the other Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Letters of Credit and participations therein or any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Section 8 and although said obligations and liabilities, or any of them, may be contingent or unmatured. Company hereby further grants to each Agent and each Lender a security interest as security for the Obligations in all right, title and interest of Company to all deposits and accounts maintained with such Agent or such Lender.

         Each Lender specifically acknowledges the provisions of this subsection
10.4. Each Lender further acknowledges that one of the consequences of such provisions is that amounts received by Administrative Agent for the account of Lenders may not be distributed on a pro rata basis. Administrative Agent shall be conclusively entitled to rely on any notice furnished pursuant to this subsection 10.4 and neither Administrative Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted by them as contemplated or required by this subsection 10.4 or in reliance upon any such notice except to the extent of its gross negligence or wilful misconduct in determining whether any notice under this subsection 10.4 on its face meets the requirements thereof.

10.5     Ratable Sharing.

                 Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "Aggregate Amounts Due" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due of the same Class to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify Administrative Agent and each other Lender of the receipt of such payment and (ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Company or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Company expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Company to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

10.6     Amendments and Waivers.

                 No amendment, modification, termination or waiver of any provision of this Agreement, the Notes or any other Loan Document and no consent to any departure by Company therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that any such amendment, modification, termination, waiver or consent which: (a) increases the amount of any of the Commitments or reduces the principal amount of any of the Loans; (b) increases the maximum amount of Letters of Credit or of Commercial Letters of Credit or Standby Letters of Credit; (c) changes in any manner any of the following definitions: "Class," "Pro Rata Share," "Tranche A Pro Rata Share," "Tranche B Pro Rata Share," "Revolving Pro Rata Share," "Requisite Class Lenders" or "Requisite Lenders"; (d) changes in any manner any provision of this Agreement which, by its terms, expressly requires the approval or concurrence of all Lenders; (e) postpones the scheduled final maturity date (but not the date of any scheduled installment of principal) of any of the Loans; (f) postpones the date or reduces the amount of any scheduled payment (but not prepayment) of principal of any of the Loans; (g) postpones the date or reduces the amount of any scheduled reduction of the Revolving Loan Commitments; (h) postpones the date on which any interest or any fees are payable; (i) decreases the interest rate borne by any of the Loans (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to subsection 2.2E) or the amount of any fees payable hereunder; (j) increases the maximum duration of Interest Periods permitted hereunder; (k) reduces the amount or postpones the due date of any amount payable in respect of, or extends the required expiration date of, any Letter of Credit; (l) changes in any manner the obligations of Lenders relating to the purchase of participations in Letters of Credit or Swing Line Loans; (m) releases any Lien granted in favor of Administrative Agent with respect to 25% or more in aggregate fair market value of the Collateral; (n) releases any Subsidiary Guarantor or Subsidiary Guarantors during the term of this Agreement whose aggregate revenue is greater than or equal to 25% or more of the aggregate revenue of the Company and its Subsidiaries from its obligations under the Subsidiary Guaranty, in each case other than in accordance with the terms of the Loan Documents; (o) or changes in any manner the provisions contained in subsection 8.1 or this subsection 10.6 shall be effective only if evidenced by a writing signed by or on behalf of all Lenders; provided, further, that if any matter described in the foregoing proviso relates only to Tranche A Term Loans or Revolving Loans, the approval of all Lenders who hold Tranche A Term Loans or Revolving Loan Commitments shall be sufficient and, if any matter described in the foregoing proviso relates only to Tranche B Term Loans, the approval of all Lenders who hold Tranche B Term Loans shall be sufficient. In addition, (i) any amendment, modification, termination or waiver of any of the provisions contained in Section 4 shall be effective only if evidenced by a writing signed by or on behalf of Agents and Requisite Lenders,
(ii) no amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the Lender which is the holder of that Note, (iii) no amendment, modification, termination or waiver of any provision of subsection 2.1A(iv) or of any other provision of this Agreement relating to the Swing Line Loan Commitment or the Swing Line Loans shall be effective without the written concurrence of Swing Line Lender, (iv) no amendment, modification, termination or waiver of any provision of Section 9 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of Agents or of any Agent shall be effective without the written concurrence of Agents or such Agent, as the case may be, (v) no amendment, modification, termination or waiver of any provision of subsection
2.4 which has
the effect of changing any voluntary or mandatory prepayments or Commitment reductions applicable to any Class (the "Affected Class") in a manner that disproportionately disadvantages such Class relative to the other Classes shall be effective without the written concurrence of Requisite Class Lenders of the Affected Class (it being understood and agreed that any amendment, modification, termination or waiver of any such provision which only postpones or reduces voluntary or mandatory prepayment or Commitment reduction from those set forth in subsection 2.4 with respect to one Class but not the other Class shall be deemed to disproportionately disadvantage such one Class but not to disproportionately disadvantage such other Class for purposes of this clause
(v)), and (vi) no amendment, modification, termination or waiver of any Collateral Document having the effect of securing additional Indebtedness (other than Indebtedness comprising Obligations and Hedge Agreements) by the Collateral shall be effective without the written concurrence of Lenders having or holding more than 66 2/3% of the sum of the aggregate Tranche A Term Loan Exposure of all Lenders plus the aggregate Tranche B Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders. Administrative Agent may, but shall have no obligation to, with the written consent of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Company in any case shall entitle Company to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Company, on Company.

10.7     Independence of Covenants.

                 All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

10.8     Notices.

                 Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of electronic confirmation of telefacsimile or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Agents shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to Company and Agents, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent and Company. Unless otherwise specifically provided herein, notices shall be deemed irrevocable and conclusive when given and telephonic notices (to the extent provided for herein) which are to be confirmed in writing shall be confirmed in writing on the same day.

10.9     Survival of Representations, Warranties and Agreements.

                 A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of and drawing under the Letters of Credit hereunder.

                 B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Company set forth in subsections 2.6D, 2.7, 3.5A, 3.6, 10.2, 10.3 and 10.4 and the agreements of Lenders set forth in subsections 9.2C, 9.4 and 10.5 shall survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination of this Agreement.

10.10    Failure or Indulgence Not Waiver; Remedies Cumulative.

                 No failure or delay on the part of any Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

10.11    Marshalling; Payments Set Aside.

                 None of Agents nor any Lender shall be under any obligation to marshal any assets in favor of Company or any other party or against or in payment of any or all of the Obligations. To the extent that Company makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent for the benefit of Lenders), or any of Agents or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

10.12    Severability.

                 In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.13    Obligations Several; Independent Nature of Lenders' Rights.

                 The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and, subject to subsection 9.6, each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

10.14    Headings.

                 Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

10.15    Applicable Law.

                 THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

10.16    Successors and Assigns.

                 This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders (it being understood that Lenders' rights of assignment are subject to subsection 10.1). Neither Company's rights or obligations hereunder nor any interest therein may be assigned or delegated by Company without the prior written consent of all Lenders. Any attempted or purported assignment in contravention of the preceding sentence shall be null and void.

10.17    Consent to Jurisdiction and Service of Process.

                 ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY OF THE PARTIES TO THIS AGREEMENT ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH OF THE PARTIES TO THIS AGREEMENT, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

                 (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

                 (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

                 (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO COMPANY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 10.8;

                 (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER COMPANY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

                 (V) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST COMPANY IN THE COURTS OF ANY OTHER JURISDICTION; AND

                 (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 10.17 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW
         SECTION 5-1402 OR OTHERWISE.

10.18    Waiver of Jury Trial.

                 EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION
10.18 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO CREDIT EXTENDED HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

10.19    Confidentiality.

                 Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential by Company in accordance with such Lender's customary procedures for handling confidential information of this nature and in accordance with safe and sound commercial lending practices, it being understood and agreed by Company that in any event a Lender may make disclosures to Affiliates of such Lender or disclosures reasonably required by any bona fide prospective assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of any Loans or other Obligations or any participations therein or disclosures required or requested by any governmental agency (including, without limitation, the National Association of Insurance Commissioners) or representative thereof or pursuant to legal process; provided that each such Affiliate and each such bonafide prospective assignee, transferee or participant shall agree to maintain the confidentiality of such information in accordance with this subsection 10.19 and provided further that, unless specifically prohibited by applicable law or court order, each Lender shall notify Company of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; and provided, further that in no event shall any Lender be obligated or required to return any materials furnished by Company or any of its Subsidiaries.

10.20    Counterparts; Effectiveness.

                 This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company and Agents of such counterparts or, in the case of any Lender, of written notification of such execution of signature pages and written authorization of delivery thereof (in each case which may be provided by facsimile transmission).

                  [Remainder of page intentionally left blank]

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                          COMPANY: ARTERIAL VASCULAR ENGINEERING, INC., a Delaware corporation

                                           By:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

                                           Notice Address:

                                                   3576 Unocal Place
                                                   Santa Rosa, California 95403
                                                   Attention: John Miller
                                                   Telephone: (707) 541-3201
                                                   Telecopy:  (707) 522-2248


                          LENDERS:         DLJ CAPITAL FUNDING, INC.,
                                           individually and as Syndication Agent

                                           By:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------


                                           Notice Address:

                                                   277 Park Avenue, 9th Floor
                                                   New York, NY  10172
                                                   Attention:  Tom Newberry
                                                   Telephone: 212/892-2409
                                                   Telecopy:  212/892-5286

NOTE:  Signature pages in a separate document

                                    EXHIBIT I

                          [FORM OF NOTICE OF BORROWING]

                               NOTICE OF BORROWING


                  Pursuant to that certain Credit Agreement dated as of September 30, 1998 (said Credit Agreement, as amended, supplemented or otherwise modified, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Arterial Vascular Engineering, Inc. ("Company"), the financial institutions listed therein as Lenders ("Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Paribas, as Documentation Agent, and Royal Bank of Canada, as Administrative Agent (the "Administrative Agent"), this represents Company's request to borrow as follows:

1.    Date of borrowing:         ___________________, _________

2.    Amount of borrowing:       $___________________

3.    Lender(s):             a. Lenders, in accordance with their applicable Pro
                                   Rata Shares
                             b. Swing Line Lender

4.    Type of Loans:         a. Tranche A Term Loans
                             b. Tranche B Term Loans
                             c. Revolving Loans
                             c. Swing Line Loan

5.    Interest rate option:  a. Base Rate Loan(s)  (must select for Swing Line
                                   Loans)
                             b. Eurodollar Rate Loans with an initial Interest
                                   Period of ____________ month(s)

The proceeds of such Loans are to be deposited in Company's account at Administrative Agent.

                  The undersigned officer, to the best of his or her knowledge, and Company certify that:

                         (i) The representations and warranties contained in the
                  Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date;

                         (ii) No event has occurred and is  continuing  or would
                  result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Potential Event of Default; and

                         (iii) Company has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof.

DATED:_______________________           ARTERIAL VASCULAR ENGINEERING, INC.

                                        By:________________________________

                                        Title:_____________________________

                                   EXHIBIT II
                   [FORM OF NOTICE OF CONVERSION/CONTINUATION]

                        NOTICE OF CONVERSION/CONTINUATION


                  Pursuant to that certain Credit Agreement dated as of September 30, 1998 (said Credit Agreement, as amended, supplemented or otherwise modified, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Arterial Vascular Engineering, Inc. ("Company"), the financial institutions listed therein as Lenders ("Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Paribas, as Documentation Agent, and Royal Bank of Canada, as Administrative Agent (the "Administrative Agent"), this represents Company's request to convert or continue Loans as follows:

     1.       Date of conversion/continuation:  __________________, _______

     2.       Amount of Loans being converted/continued:  $_________________

     3.       Type of Loans being                a.       Tranche A Term Loan
              converted/continued:               b.       Tranche B Term Loan
                                                 c.       Revolving Loans

     4.       Nature of conversion/continuation:
     a.       Conversion of Base Rate Loans to Eurodollar Rate Loans
     b.       Conversion of Eurodollar Rate Loans to Base Rate Loans
     c.       Continuation of Eurodollar Rate Loans as such

     5. If Loans are being converted to or continued as Eurodollar Rate Loans, the duration of the new Interest Period that commences on the conversion/ continuation date: _______________ month(s)

     In the case of a conversion to or continuation of Eurodollar Rate Loans, the undersigned officer, to the best of his or her knowledge, and Company certify that no Event of Default or Potential Event of Default has occurred and is continuing under the Credit Agreement.

DATED:_______________________           ARTERIAL VASCULAR ENGINEERING, INC.

                                        By:________________________________

                                        Title:_____________________________

                                   EXHIBIT III

                [FORM OF NOTICE OF ISSUANCE OF LETTER OF CREDIT]

                     NOTICE OF ISSUANCE OF LETTER OF CREDIT

                  Pursuant to that certain Credit Agreement dated as of September 30, 1998 (said Credit Agreement, as amended, supplemented or otherwise modified, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Arterial Vascular Engineering, Inc. ("Company"), the financial institutions listed therein as Lenders ("Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Paribas, as Documentation Agent, and Royal Bank of Canada, as Administrative Agent (the "Administrative Agent"), this represents Company's request for the issuance of a Letter of Credit as follows:

     1.       Date of issuance of Letter of Credit:  ________________, ________

     2.       Type of Letter of Credit:  a.      Commercial Letter of Credit
                                         b.      Standby Letter of Credit

     3.       Face amount of Letter of Credit:  $________________________

     4.       Expiration date of Letter of Credit: ________________, ________

     5.       Name and address of beneficiary:

              _____________________________________________________
              _____________________________________________________
              _____________________________________________________
              _____________________________________________________

     6.       Attached hereto is:

                  a.       the verbatim text of such proposed Letter of Credit

                  b. a description  of the proposed terms and conditions of such
              Letter of Credit, including a precise description of any documents (including the content thereof) to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of such Letter of Credit, would require the Issuing Lender to make payment under such Letter of Credit.

              The undersigned officer, to the best of his or her knowledge, and Company certify that:

                         (i) The representations and warranties contained in the
                  Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date;

                         (ii) No event has occurred and is  continuing  or would
                  result from the issuance of the Letter of Credit contemplated hereby that would constitute an Event of Default or a Potential Event of Default; and

                         (iii) Company has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof.

         7. All Letters of Credit hereunder pursuant to the Credit Agreement shall be issued subject to and in accordance with the Uniform Customs and Practice for Documentary Credits, 1993 Revision, ICC Publication No. 500.

DATED:_______________________           ARTERIAL VASCULAR ENGINEERING, INC.

                                        By:________________________________

                                        Title:_____________________________

                                     III-1

                                   EXHIBIT IV

                          [FORM OF TRANCHE A TERM NOTE]

                       ARTERIAL VASCULAR ENGINEERING, INC.

                     PROMISSORY NOTE DUE SEPTEMBER 30, 2003

$[1]                                                                         [2]
                                                                             [3]

                  FOR VALUE RECEIVED, ARTERIAL VASCULAR ENGINEERING, INC., a Delaware corporation ("Company"), promises to pay to the order of [4] ("Payee") or its registered assigns the principal amount of [5] ($[1]) in the installments referred to below.

                  Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of September 30, 1998, by and among Company, the financial institutions listed therein as Lenders, DLJ Capital Funding, Inc., as Syndication Agent, Paribas, as Documentation Agent, and Royal Bank of Canada, as Administrative Agent (the "Administrative Agent") (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

                  Company shall make principal payments on this Note in consecutive quarterly installments, commencing on June 30, 1999 and ending on September 30, 2003. Each such installment shall be due on the date specified in the Credit Agreement and in an amount determined in accordance with the provisions thereof; provided that the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon.

                  This Note is one of  Company's  "Tranche A Term  Notes" in the
aggregate principal amount of $200,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Tranche A Term Loan evidenced hereby was made and is to be repaid.

----------------------------------------------

1        Insert amount of Lender's Tranche A Term Loan in numbers.
2        Insert place of delivery of Note.
3        Insert Closing Date.
4        Insert Lender's name in capital letters.
5        Insert amount of Lender's Tranche A Term Loan in words.

                  All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii) of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

                  Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

                  This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

                  THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit
Agreement. This Note is secured by and entitled to the benefits of the Collateral Documents.

                  The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

                  This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.16 of the Credit Agreement.

                  No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

                  Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                          ARTERIAL VASCULAR
                                          ENGINEERING INC.


                                          By: __________________________
                                          Title: ________________________

                                    EXHIBIT V

                          [FORM OF TRANCHE B TERM NOTE]

                       ARTERIAL VASCULAR ENGINEERING, INC.

                     PROMISSORY NOTE DUE SEPTEMBER 30, 2004

$[1]                                                                         [2]
                                                                             [3]

                  FOR VALUE RECEIVED, Arterial Vascular Engineering, Inc., a Delaware corporation ("Company"), promises to pay to the order of [4] ("Payee") or its registered assigns the principal amount of [5] ($[1]) in the installments referred to below.

                  Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of September 30, 1998 by and among by and among Company, the financial institutions listed therein as Lenders, DLJ Capital Funding, Inc., as Syndication Agent, Paribas, as Documentation Agent, and Royal Bank of Canada, as Administrative Agent (the "Administrative Agent") (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

                  Company shall make principal payments on this Note in consecutive quarterly installments, commencing on December 31, 1998 and ending on September 30, 2004. Each such installment shall be due on the date specified in the Credit Agreement and in an amount determined in accordance with the provisions thereof; provided that the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon.

                  This Note is one of Company's "Tranche B Term Notes" in the aggregate principal amount of $350,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Tranche B Term Loan evidenced hereby was made and is to be repaid.

-----------------------------------------------

1        Insert amount of Lender's Tranche B Term Loan in numbers.
2        Insert place of delivery of Note.
3        Insert Closing Date.
4        Insert Lender's name in capital letters.
5        Insert amount of Lender's Tranche B Term Loan in words.

                  All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii) of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

                  Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

                  This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

                  THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit
Agreement. This Note is secured by and entitled to the benefits of the Collateral Documents.

                  The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

                  This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.16 of the Credit Agreement.

                  No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

                  Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                          ARTERIAL VASCULAR
                                          ENGINEERING, INC.

                                          By: __________________________
                                          Title: ________________________

                                   EXHIBIT VI

                            [FORM OF REVOLVING NOTE]

                       ARTERIAL VASCULAR ENGINEERING, INC.

                     PROMISSORY NOTE DUE SEPTEMBER 30, 2003

$[1]                                                                         [2]
                                                                             [3]

                  FOR VALUE RECEIVED, Arterial Vascular Engineering, Inc., a Delaware corporation ("Company"), promises to pay to the order of [4] ("Payee") or its registered assigns, on or before September 30, 2003, the lesser of (x) [5] ($[1]) and (y) the unpaid principal amount of all advances made by Payee to Company as Revolving Loans under the Credit Agreement referred to below.

                  Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of September 30, 1998 by and among Company, the financial institutions listed therein as Lenders, DLJ Capital Funding, Inc., as Syndication Agent, Paribas, as Documentation Agent, and Royal Bank of Canada, as Administrative Agent (the "Administrative Agent") (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

                  This Note is one of Company's "Revolving Notes" in the aggregate principal amount of $50,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby were made and are to be repaid.

                  All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii) of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loans evidenced hereby.

-------------------------------------

1        Insert amount of Lender's Revolving Loan Commitment in numbers.
2        Insert place of delivery of Note.
3        Insert Closing Date.
4        Insert Lender's name in capital letters.
5        Insert amount of Lender's Revolving Loan Commitment in words.

                  Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

                  Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

                  This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

                  THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit
Agreement. This Note is secured by and entitled to the benefits of the Collateral Documents.

                  The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

                  This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.16 of the Credit Agreement.

                  No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

                  Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                      ARTERIAL VASCULAR
                                      ENGINEERING, INC.

                                      By: __________________________
                                      Title: ________________________

                                                TRANSACTIONS
                                                     ON
                                               REVOLVING NOTE

                                                                                Outstanding
                     Type of           Amount of            Amount of            Principal
                    Loan Made          Loan Made         Principal Paid           Balance           Notation
     Date           This Date          This Date            This Date            This Date          Made By
     ----          -----------       -------------       ---------------      ---------------       -------


                                   EXHIBIT VII

                            [FORM OF SWING LINE NOTE]

                       ARTERIAL VASCULAR ENGINEERING, INC.

                     PROMISSORY NOTE DUE SEPTEMBER 30, 2003

$[1]                                                                         [2]
                                                                             [3]

                  FOR VALUE RECEIVED, Arterial Vascular Engineering, Inc. a Delaware corporation ("Company"), promises to pay to the order of [4] ("Payee"), on or before September 30, 2003, the lesser of (x) [5] and no/100 Dollars ($[1]) and (y) the unpaid principal amount of all advances made by Payee to Company as Swing Line Loans under the Credit Agreement referred to below.

                  Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of September 30, 1998 by and among Company, the financial institutions listed therein as Lenders, DLJ Capital Funding, Inc., as Syndication Agent, Paribas, as Documentation Agent, and Royal Bank of Canada, as Administrative Agent (the "Administrative Agent") (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

                  This Note is Company's "Swing Line Note" and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Swing Line Loans evidenced hereby were made and are to be repaid.

                  All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

                  Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

-----------------------------------------------
1        Insert amount of Lender's Swing Line Commitment in numbers.
2        Insert place of delivery of Note.
3        Insert Closing Date.
4        Insert Lender's name in capital letters.
5        Insert amount of Lender's Swing Line Commitment in numbers.

                                       VII-1

                  This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

                  THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit
Agreement. This Note is secured by and entitled to the benefits of the Collateral Documents.

                  The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

                  This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.16 of the Credit Agreement.

                  No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

                  Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                       ARTERIAL VASCULAR
                                       ENGINEERING, INC.

                                       By: __________________________
                                       Title: ________________________

                                       VII-2

                                       TRANSACTIONS
                                            ON
                                      SWING LINE NOTE

                                                               Outstanding
                      Amount of            Amount of            Principal
                      Loan Made         Principal Paid           Balance           Notation
     Date             This Date            This Date            This Date          Made By
     ----             ---------         --------------         ------------        --------


                                       VII-3

                                  EXHIBIT VIII

                        [FORM OF COMPLIANCE CERTIFICATE]

                             COMPLIANCE CERTIFICATE


THE UNDERSIGNED HEREBY CERTIFY THAT:

         (1)  I  am  the  duly  elected  [Chief  Financial  Officer,   principal
     accounting   officer,   controller  or  treasurer]  of  Arterial   Vascular
     Engineering, Inc., a Delaware corporation ("Company");

         (2) I have reviewed the terms of that certain Credit Agreement dated as of September 30, 1998 (said Credit Agreement, as amended, supplemented or otherwise modified, being the "Credit Agreement", the terms defined therein and not otherwise defined in this Certificate (including Attachment No. 1 annexed hereto and made a part hereof) being used in this Certificate as therein defined), by and among Company, the financial institutions listed therein as Lenders, DLJ Capital Funding, Inc., as Syndication Agent, Paribas, as Documentation Agent, and Royal Bank of Canada, as Administrative Agent, and the terms of the other Loan Documents, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by the attached financial statements; and

         (3) The examination described in paragraph (2) above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Potential Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth below].

         [Set forth [below] [in a separate attachment to this Certificate] are all exceptions to paragraph (3) above listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Company has taken, is taking, or proposes to take with respect to each such condition or event:

_______________________________________________________________________________]

                                       VIII-1

                  The foregoing certifications, together with the computations set forth in Attachment No. 1 annexed hereto and made a part hereof and the financial statements delivered with this Certificate in support hereof, are made and delivered this __________ day of _____________, ____ pursuant to subsection 6.1(iv) of the Credit Agreement.

                                          ARTERIAL VASCULAR
                                          ENGINEERING, INC.

                                          By: __________________________
                                          Title: ________________________

                                       VIII-2

                                ATTACHMENT NO. 1
                            TO COMPLIANCE CERTIFICATE

                  This  Attachment  No.  1 is  attached  to and made a part of a
Compliance Certificate dated as of ____________, and pertains to the period from
____________,   to  ____________,  .  Subsection  references  herein  relate  to subsections of the Credit Agreement.

A.       Indebtedness

     1.       Indebtedness permitted under subsection 7.1 (iii):                                      $
                                                                                                      -------------

     2.       Maximum permitted under subsection 7.1 (iii):                                           $  15,000,000
                                                                                                      -------------

     3.       Indebtedness permitted under subsection 7.1(vi):                                        $
                                                                                                      -------------

     4.       Maximum permitted under definition of Permitted

              Subordinated Debt:                                                                      $ 250,000,000
                                                                                                      -------------
     5.       Indebtedness permitted under subsection 7.1(vii):                                       $
                                                                                                      -------------

     6.       Maximum permitted under subsection 7.1(vii):                                            $  10,000,000
                                                                                                      -------------

     7.       Indebtedness permitted under subsection 7.1 (viii):                                     $
                                                                                                      -------------

     8.       Maximum permitted under subsection 7.1 (viii):                              $[100,000,000/150,000,000]*
                                                                                          -------------------------

     9.       Indebtedness permitted under subsection 7.1 (ix):                                       $
                                                                                                      -------------

     10.      Maximum permitted under subsection 7.1(ix):                                             $  10,000,000
                                                                                                      -------------

B.       Investments

     1.       Investments permitted under subsection 7.3 (vii):                                       $
                                                                                                      -------------

     2.       Maximum permitted under subsection 7.3 (vii):                                           $  10,000,000
                                                                                                      -------------

     3.       Investments permitted under subsection 7.3 (viii):                                      $
                                                                                                      -------------

     4.       Maximum permitted under subsection 7.3 (viii):                                          $  20,000,000
                                                                                                      -------------

     5.       Investments permitted under subsection 7.3 (x)                                          $
                                                                                                      -------------

     6.       Maximum permitted under subsection 7.3 (x)                                              $  50,000,000
                                                                                                      -------------

-------------------

*$100,000,000 unless Loans obtain a rating of not less than BB+ from S&P and Ba1 from Moody's, in which case the maximum permitted increases to $150,000,000.

                                     VIII-3


     7.       Investments permitted under subsection 7.3(xi)                                          $
                                                                                                      -------------

     8.       Maximum permitted under subsection 7.3(xi)                                              $   2,000,000
                                                                                                      -------------

C.       Contingent Obligations

     1.       Contingent Obligations in respect of
              letters of credit (other than Letters of Credit)
              permitted under subsection 7.4(ii):                                                     $
                                                                                                      -------------

     2.       Maximum permitted under subsection 7.4(ii):                                             $  15,000,000
                                                                                                      -------------

     3.       Contingent  Obligations  under  guarantees of  obligations  of suppliers, customers, franchisees
              and licensees permitted under subsection 7.4(v):                                        $
                                                                                                      -------------

     4.       Maximum permitted under subsection 7.4(v):                                              $  10,000,000
                                                                                                      -------------

     5.       Contingent Obligations permitted under subsection
              7.4(viii):                                                                              $
                                                                                                      -------------

     6.       Maximum permitted under subsection 7.4(viii):                                           $  10,000,000
                                                                                                      -------------

D.       Restricted Junior Payments

     1.       Restricted Junior Payments permitted under subsection 7.5(ii):                          $
                                                                                                      -------------

     2.       Maximum permitted under subsection 7.5(ii):                                             $   2,000,000
                                                                                                      -------------

E. Minimum Fixed Charge Coverage Ratio (for the four-Fiscal Quarter period ending _____________,____________)

     1.       Consolidated Net Income
              (for the four Fiscal Quarter Period ending __, ____):                                   $
                                                                                                      -------------

     2.       Consolidated Interest Expense
              (for the four Fiscal Quarter period ending __, ____):                                   $
                                                                                                      -------------

     3.       Provisions for taxes based on income
              (for the four Fiscal Quarter period ending __, ____):                                   $
                                                                                                      -------------

     4.       Total depreciation expense
              (for the four Fiscal Quarter period ending __, ____):                                   $
                                                                                                      -------------

     5.       Total amortization expense
              (for the four Fiscal Quarter period ending __, ____):                                   $
                                                                                                      -------------

     6.       Other  non-cash  items   reducing   Consolidated   Net  Income
              (including  Permitted  Acquisitions  Non-cash  Reserves to the

                                     VIII-4


              extent included in such period)
              (for the four Fiscal Quarter period ending __, ____)                                    $
                                                                                                      -------------

     7.       Other non-cash items increasing Consolidated Net Income
              (for the four Fiscal Quarter ending ___, ____):                                         $
                                                                                                      -------------

     8.       Reversals of non-cash  accrued expenses taken in prior periods and reversals of reserves taken in prior periods which reduced
              Consolidated Net Income in such prior perids
              (for the four Fiscal Quarter period ending ___, ____):                                  $
                                                                                                      -------------

     9.       Non-cash bonus accrual charges:                                                         $
                                                                                                      -------------

     10.      Consolidated Adjusted EBITDA (1+2+3+4+5+6-7-8-9):                                       $
                                                                                                      -------------

     11.      Consolidated Capital Expenditures:                                                      $
                                                                                                      -------------

     12.      Consolidated Scheduled Amortization:                                                    $
                                                                                                      -------------

     13.      Consolidated Fixed Charges (2+11+12):                                                   $
                                                                                                      -------------

     14.      Fixed Charge Coverage Ratio (10):(13):                                                       ____:1.00

     15.      Minimum ratio required under subsection 7.6A:                                                ____:1.00

F.       Maximum Leverage Ratio (as of _____________,     )

     1.       Consolidated Total Debt:                                                                $
                                                                                                      -------------

     2.       Consolidated Adjusted EBITDA [(E.10 above)]:                                            $
                                                                                                      -------------

     3.       Leverage Ratio (1):(2):                                                                      ____:1.00

     4.       Maximum ratio permitted under subsection
              7.6B:                                                                                        ____:1.00

G.       Minimum Consolidated Net Worth (as of ____________,      )

     1.       Consolidated Net Worth:                                                                 $
                                                                                                      -------------

     2.       Minimum required under subsection 7.6C:                                                 $
                                                                                                      -------------

H.       Fundamental Changes

     1.       Aggregate fair market value of assets sold in any
              one or more Asset Sales in one  or more
              transactions permitted under subsection 7.7(v):                                         $
                                                                                                      -------------

     2.       Maximum permitted under subsection 7.7(v):                                              $
                                                                                                      -------------

                                     VIII-5


     3.       Aggregate amount of assets acquired in a transaction
              permitted under subsection 7.7(vi):                                                     $
                                                                                                      -------------

     4.       Maximum permitted under subsection 7.7(vi):                                   $[200,000,000/unlimited]*
                                                                                            -----------------------

     5.       Amount of Cash, Incurred Permitted Acquisition
              Indebtedness and Assumed Permitted Acquisition
              Indebtedness for assets acquired in a transaction
              permitted under subsection 7.7 (vi):                                                    $
                                                                                                      -------------

     6.       Maximum permitted under subsection 7.7 (vi):                                $[100,000,000/150,000,000]**
                                                                                          -------------------------

I.       Consolidated Capital Expenditures

     1.       Consolidated Capital Expenditures for Fiscal
              Year-to-date:                                                                           $
                                                                                                      -------------

     2.       Maximum amount of Consolidated Capital Expenditures  permitted under subsection 7.8 for
              Fiscal Year:                                                                            $
                                                                                                      -------------


-----------------------------
* $200,000,000 unless the Loans obtain a rating of not less than BB+ from S&P and Ba1 from Moody's, in which case there is no limit.

** $100,000,000 unless the Loans obtain a rating of not less than BB+ from S&P and Ba1 from Moody's, in which case the maximum permitted increase is to $150,000,000.

                                     VIII-6

                           EXHIBIT IX

            [FORM OF OPINION OF COOLEY GODWARD LLP]
               [letterhead of Cooley Godward LLP]


(See separate document from Cooley Godward)

                                    EXHIBIT X

                               FORM OF OPINION OF
                                O'MELVENY & MYERS



October 1, 1998                                                  OUR FILE NUMBER
                                                                     218,107-016



DLJ Capital Funding, Inc.,
    as Syndication Agent
277 Park Avenue, 10th Floor
New York, New York  10172

Royal Bank of Canada,
    as Administrative Agent
One Liberty Plaza
New York, New York 10006

              and

The Lenders Party to the Credit
  Agreement Referenced Below

         Re:      Loans to Arterial Vascular Engineering, Inc.

     Ladies and Gentlemen:

         We have acted as counsel to DLJ Capital Funding, Inc., as Syndication Agent (in such capacity, "Syndication Agent"), and Royal Bank of Canada, as Administrative Agent (in such capacity, "Administrative Agent" and together with Syndication Agent, "Agents"), in connection with the preparation and delivery of a Credit Agreement dated as of September 30, 1998 (the "Credit Agreement") by and among Arterial Vascular Engineering, Inc. ("Company"), the financial institutions listed therein as Lenders ("Lenders"), Syndication Agent, Paribas as Documentation Agent, and Administrative Agent, and in connection with the preparation and delivery of certain related documents.

         In our capacity as such counsel, we have examined copies of the Credit Agreement and we have also participated in the meeting held on the date hereof incident to the funding of the initial loans made under the Credit Agreement. On the basis of such examination, our reliance upon the assumptions in this opinion and our consideration of those questions of law we considered relevant, and subject to the limitations and qualifications in this opinion, we are of the opinion that (i) the Credit Agreement constitutes the legally valid and binding obligation of

The Lenders, October 1, 1998 - Page 2


Company, enforceable against Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law; and (ii) the forms of the Collateral Account Agreement, the Security Agreement, the Company Pledge Agreement, and the Subsidiary Pledge Agreement are sufficient as a matter of legal form to create in favor of the Administrative Agent a security interest in such of the Collateral (as defined in the relevant agreement) of the Company or the relevant Guarantor, as the case may be, that is of a type in which a security interest can be created under Articles 8 and 9 of the Uniform Commercial Code in effect in the State of New York ("NYUCC").

         We express no opinion as to (a) any provision of the Credit Agreement requiring amendments or waivers to be in writing in so far as they suggest that oral or other modifications, amendments or waivers could not be effectively agreed upon by the parties or that the doctrine of promissory estoppel may not apply; (b) any provisions of the Credit Agreement purporting to constitute a waiver of any rights, claims, or defenses that Company may have to the extent such waivers are against public policy or prohibited by law; (c) the provisions of subsection 10.4 of the Credit Agreement purporting to grant a security interest in certain deposits and accounts; or (d) the effect of non-compliance by any Agent or any Lender with any state or federal laws or regulations applicable to the transactions contemplated by the Credit Agreement because of the nature of their respective businesses. In addition, we advise you that (a) public policy considerations, statutes, or court decisions may limit the rights of a party to obtain indemnification against its own negligence, willful misconduct or unlawful conduct; and (b) the provisions of subsection 10.17 which provide for the non-exclusive jurisdiction of the federal courts sitting in the State of New York may not be binding on the federal courts sitting in the State of New York.

         Our opinion in clause (ii) above is limited to Articles 8 and 9 of the NYUCC and therefore that opinion does not address (i) laws of jurisdictions other than New York, (ii) collateral of the type not subject to Articles 8 or 9 of the NYUCC or (iii) under 9103 of the NYUCC or otherwise what law governs the perfection of the security interests granted in the collateral covered by that opinion clause.

         In rendering this opinion, we have assumed without independent verification that (a) each of the parties to the Credit Agreement is duly organized, validly existing and in good standing in the jurisdiction of its organization and has the corporate power and authority to execute, deliver and perform its obligations under the Credit Agreement, (b) the Credit Agreement has been duly authorized, executed and delivered by each of the parties thereto, (c) the Credit Agreement is the legal, valid and binding obligation of the Agents and Lenders, enforceable against the Agents and Lenders in accordance with its terms, (d) all consents and approvals required to be obtained in connection with the Credit Agreement have been obtained, (e) the parties have complied with all statutes, rules and regulations of any governmental authority required to be complied with in

The Lenders, October 1, 1998 - Page 3


order to consummate the  transactions  contemplated by the Credit  Agreement and
(f) the Credit Agreement has not been further amended, modified or supplemented in any way by the parties thereto nor has there been any waiver of any material provisions thereof. In addition, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals or copies and the due authority of all persons executing the same, and we have relied as to factual matters on the documents that we have reviewed.

         The law covered by this opinion is limited to the present law of the State of New York. We express no opinion as to the laws of any other jurisdiction and no opinion regarding the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction.

         This opinion is limited to the matters expressly stated herein and no opinion is to be implied or may be inferred beyond the matters expressly so stated.

         This opinion is given as of the date hereof and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in law which may hereafter occur.

         This opinion is furnished by us as counsel to Agents and may be relied upon by you only in connection with the transactions contemplated by the Credit Agreement. It may not be used or relied upon by you for any other purpose or by any other person, nor may copies be delivered to any other person without in each instance our prior written consent. You may, however, deliver a copy of this opinion to your accountants, attorneys, and other professional advisors, to governmental regulatory agencies having jurisdiction over you and to Eligible Assignees in connection with permitted assignments under the Credit Agreement, and such Eligible Assignees may rely on this opinion as if it were addressed and had been delivered to them on the date of this opinion.

                             Respectfully submitted,

                                   EXHIBIT XI

                         [FORM OF ASSIGNMENT AGREEMENT]

                              ASSIGNMENT AGREEMENT


                  This ASSIGNMENT AGREEMENT (this "Agreement") is entered into by and between the parties respectively designated as Assignor ("Assignor") and Assignee ("Assignee") above the signatures of such parties on the Schedule of Terms attached hereto and hereby made an integral part hereof (the "Schedule of Terms") and relates to that certain Credit Agreement described in the Schedule of Terms (said Credit Agreement, as amended, supplemented or otherwise modified to the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

                  IN CONSIDERATION of the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

                  SECTION 1.  Assignment and Assumption.

                  (a) Effective upon the Settlement Date specified in Item 4 of the Schedule of Terms (the "Settlement Date"), Assignor hereby sells and assigns to Assignee, without recourse, representation or warranty (except as expressly set forth herein), and Assignee hereby purchases and assumes from Assignor, that percentage interest in all of Assignor's rights and obligations as a Lender arising under the Credit Agreement and the other Loan Documents with respect to all or such portion of Assignor's Commitments and outstanding Loans, if any, as specified in such Schedule of Terms which represents, as of the Settlement Date, the percentage interest specified in Item 3 of the Schedule of Terms of all rights and obligations of Lenders arising under the Credit Agreement and the other Loan Documents with respect to those Commitments and any outstanding Loans of the same Class as such assigned rights and obligations (the "Assigned Share"). Without limiting the generality of the foregoing, the parties hereto hereby expressly acknowledge and agree that any assignment of all or any portion of Assignor's rights and obligations relating to Assignor's Revolving Loan Commitment shall include (i) in the event Assignor is an Issuing Lender with respect to any outstanding Letters of Credit (any such Letters of Credit being "Assignor Letters of Credit"), the sale to Assignee of a participation in the Assignor Letters of Credit and any drawings thereunder as contemplated by subsection 3.1C of the Credit Agreement and (ii) the sale to Assignee of a ratable portion of any participations previously purchased by Assignor pursuant to said subsection 3.1C with respect to any Letters of Credit other than the Assignor Letters of Credit.

                  (b) In consideration of the assignment described above, Assignee hereby agrees to pay to Assignor, on the Settlement Date, the principal amount of any outstanding Loans included within the Assigned Share, such payment to be made by wire transfer of immediately available funds in accordance with the applicable payment instructions set forth in Item 5 of the Schedule of Terms.

                  (c) Assignor hereby represents and warrants that Item 3 of the Schedule of Terms correctly sets forth the amount of the Commitments, the outstanding Term Loan and the Pro Rata Share corresponding to the Assigned Share.

                  (d) Assignor and Assignee hereby agree that, upon giving effect to the assignment and assumption described above, (i) Assignee shall be a Lender party to the Credit Agreement and shall have all of the rights and obligations under the Loan Documents, and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents, arising out of or otherwise related to the Assigned Share, and (ii) Assignor shall be absolutely released from any of such obligations, covenants and agreements assumed or made by Assignee in respect of the Assigned Share. Assignee hereby acknowledges and agrees that the agreement set forth in this Section 1(d) is expressly made for the benefit of Company, Agent, Assignor and the other Lenders and their respective successors and permitted assigns.

                  (e) Assignor and Assignee hereby acknowledge and confirm their understanding and intent that (i) this Agreement shall effect the assignment by Assignor and the assumption by Assignee of Assignor's rights and obligations with respect to the Assigned Share, (ii) any other assignments by Assignor of a portion of its rights and obligations with respect to the Commitments and any outstanding Loans shall have no effect on the Commitments, the outstanding Term Loans and the Pro Rata Share corresponding to the Assigned Share as set forth in
Item 3 of the Schedule of Terms or on the interest of Assignee in any outstanding Revolving Loans corresponding thereto, and (iii) from and after the Settlement Date, Administrative Agent shall make all payments under the Credit Agreement in respect of the Assigned Share (including, without limitation, all payments of principal and accrued but unpaid interest, commitment fees and letter of credit fees with respect thereto) (A) in the case of any such interest and fees that shall have accrued prior to the Settlement Date, to Assignor, and
(B) in all other cases, to Assignee; provided that Assignor and Assignee shall make payments directly to each other to the extent necessary to effect any appropriate adjustments in any amounts distributed to Assignor and/or Assignee by Administrative Agent under the Loan Documents in respect of the Assigned Share in the event that, for any reason whatsoever, the payment of consideration contemplated by Section 1(b) occurs on a date other than the Settlement Date.

                  SECTION 2. Certain Representations, Warranties and Agreements.

                  (a) Assignor represents and warrants that it is the legal and beneficial owner of the Assigned Share, free and clear of any adverse claim.

                  (b) Assignor shall not be responsible to Assignee for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents or for any representations, warranties, recitals or statements made therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Assignor to Assignee or by or on behalf of Company or any of its Subsidiaries to Assignor or Assignee in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any Obligations, nor shall Assignor be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default.

                  (c) Assignee represents and warrants that it is an Eligible Assignee; that it has experience and expertise in the making of loans such as the Loans; that it has acquired the Assigned Share for its own account in the ordinary course of its business and without a view to distribution of the Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of subsection 10.1 of the Credit Agreement, the disposition of the Assigned Share or any interests therein shall at all times remain within its exclusive control); and that it has received, reviewed and approved a copy of the Credit Agreement (including all Exhibits and Schedules thereto).

                  (d) Assignee represents and warrants that it has received from Assignor such financial information regarding Company and its Subsidiaries as is available to Assignor and as Assignee has requested, that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the assignment evidenced by this Agreement, and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. Assignor shall have no duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any other credit or other information with respect thereto, whether coming into its possession before the making of the initial Loans or at any time or times thereafter, and Assignor shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Assignee.

                  (e) Each party to this Agreement represents and warrants to the other party hereto that it has full power and authority to enter into this Agreement and to perform its obligations hereunder in accordance with the provisions hereof, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

                  (f) The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim.

                  SECTION 3.  Miscellaneous.

                  (a) Each of Assignor and Assignee hereby agrees upon request of the other such party hereto, from time to time, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement.

                  (b) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought.

                  (c) Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the notice address of each of Assignor and Assignee shall be as set forth on the Schedule of Terms or, as to either such party, such other address as shall be designated by such party in a written notice delivered to the other such party. In addition, the notice address of Assignee set forth on the Schedule of Terms shall serve as the initial notice address of Assignee for purposes of subsection
10.8 of the Credit Agreement.

                  (d) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  (e) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  (f) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

                  (g) This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  (h) This Agreement shall become effective upon the date (the "Effective Date") upon which all of the following conditions are satisfied: (i) the execution of a counterpart hereof by each of Assignor and Assignee, (ii) the receipt by Administrative Agent of the processing and recordation fee referred to in subsection 10.1B(i) of the Credit Agreement, (iii) in the event Assignee is a Non-US Lender (as defined in subsection 2.7B(iii)(a) of the Credit Agreement), the delivery by Assignee to Administrative Agent of such forms, certificates or other evidence with respect to United States federal income tax withholding matters as Assignee may be required to deliver to Administrative Agent pursuant to said subsection 2.7B(iii)(a), (iv) the execution of a counterpart hereof by Administrative Agent as evidence of its acceptance hereof in accordance with subsection 10.1B(ii) of the Credit Agreement, (v) the receipt by Administrative Agent of originals or telefacsimiles of the counterparts described above and authorization of delivery thereof, and (v) the recordation by Administrative Agent in the Register of the pertinent information regarding the assignment effected hereby in accordance with subsection 10.1B(ii) of the Credit Agreement.






                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, such execution being made as of the Effective Date in the applicable spaces provided on the Schedule of Terms.

                                SCHEDULE OF TERMS


1.       Borrower:         Arterial Vascular Engineering, Inc.

2.       Name  and  Date of  Credit  Agreement:  Credit  Agreement  dated  as of
         September 30, 1998 by and among  Borrower,  the financial  institutions listed therein as Lenders,  DLJ Capital  Funding,  Inc., as Syndication
         Agent,  Paribas as  Documentation  Agent and Royal  Bank of Canada,  as
         Administrative Agent.
3.       Amounts:                                                    Re: Revolving     Re: Tranche      Re: Tranche
                                                                         Loans           A Loans          B Loans
                                                                     -------------     -----------      -----------
         (a)   Aggregate Commitments of all Lenders:                  $___________     $__________      $__________

         (b)   Assigned Share/Pro Rata Share:                             _______%        _______%         _______%

         (c)   Amount of Assigned Share of Commitments:               $___________     $__________      $__________

         (d)   Amount of Assigned Share of Term Loans:                                 $__________      $__________



4.       Settlement Date:   ____________, _____

5.       Payment Instructions:
         ASSIGNOR:                                               ASSIGNEE:
         _____________________________                           _____________________________
         _____________________________                           _____________________________
         _____________________________                           _____________________________

         Attention: ________________                             Attention: ________________
         Reference: ________________                             Reference: ________________

6.       Notice Addresses:
         ASSIGNOR:                                               ASSIGNEE:
         _____________________________                           _____________________________
         _____________________________                           _____________________________
         _____________________________                           _____________________________
         _____________________________                           _____________________________

7.       Signatures:

[NAME OF ASSIGNOR],                                  [NAME OF ASSIGNEE],
as Assignor                                                   as Assignee

By: _____________________                             By: ______________________
Title: __________________                             Title:____________________

Accepted in accordance with subsection
10.1B(ii) of the Credit Agreement

CONSENTED:
[NAME OF ADMINISTRATIVE AGENT],                      [ARTERIAL VASCULAR ENGINEERING,
                                                      INC.
as Administrative Agent


By: _____________________                             By: __________________________
Title: __________________                             Title:________________________]

                                                      [include only if required under section 10.1B of the Credit Agreement]

DLJ CAPITAL FUNDING, INC.,
as Syndication Agent


By:________________________
Title:_____________________

                                   EXHIBIT XII

                               [FORM OF MORTGAGE]


PREPARED BY,
RECORDING REQUESTED BY,
AND WHEN RECORDED MAIL TO:

O'Melveny & Myers LLP
400 South Hope Street,
Eleventh Floor
Los Angeles, California 90071-2899
Attention: Marc Philip Wane, Esq.
File #218,107-016
======================================= =======================================
                SPACE ABOVE THIS LINE RESERVED FOR RECORDER'S USE

             DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS

                   AND LEASES AND FIXTURE FILING (CALIFORNIA)

                                   by and from

                 ARTERIAL VASCULAR ENGINEERING, INC., "Grantor"

                                       to

                   Commonwealth Land Title Company, "Trustee"

                               for the benefit of

  Royal Bank of Canada, as agent for certain Agents and Lenders, "Beneficiary"

                         Dated as of September 30, 1998

                             Location:         ________________
                             Municipality:     ________________
                             County:           Sonoma
                             State:            California

      THIS DEED OF TRUST SECURES ONE OR MORE VARIABLE RATE PROMISSORY NOTES
         WHICH VARY ACCORDING TO CHANGES IN THE INTEREST RATE DETERMINED
          IN ACCORDANCE WITH THE CREDIT AGREEMENT (AS DEFINED HEREIN).

          THE SECURED OBLIGATIONS SECURED BY THIS DEED OF TRUST INCLUDE
        REVOLVING CREDIT OBLIGATIONS THAT PERMIT BORROWING, REPAYMENT AND
                                  REBORROWING.


ATTENTION: COUNTY RECORDER: This Deed of Trust covers goods which are or are to become affixed to or fixtures on the land described in Exhibit A hereto and is to be filed for record in the records where deeds of trust on real estate are recorded. Additionally, this instrument should be appropriately indexed, not only as a deed of trust, but also as a financing statement covering goods that are or are to become fixtures on the real property described herein. The mailing addresses of the Grantor (Debtor) and Beneficiary (Secured Party) are set forth in the Preamble of this Deed of Trust.



                                     XII-1

      DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND
                           FIXTURE FILING (CALIFORNIA)

                  THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING (CALIFORNIA) (this "Deed of Trust") is dated as of September 30, 1998, by and from ARTERIAL VASCULAR ENGINEERING, Inc., a Delaware corporation ("Grantor"), whose address is ______________________________, to
COMMONWEALTH LAND Title Company, a California corporation ("Trustee"), with an address at ________________, for the benefit of Royal Bank of Canada, a Canadian chartered bank under and governed by the provisions of the Bank Act, being S.C. 1991, c.46, as Administrative Agent, for the benefit of the Agents, Lenders,
Issuing Lenders and Swing Line Lender party to the Credit Agreement (defined below)(such lenders, together with their respective successors and assigns, collectively, the "Lenders"), and any Interest Rate Exchangers (defined below)(in such capacity, "Agent"), having an address at One Liberty Plaza, 4th Floor, New York, New York 10006-1404. (Agent, together with its successors and assigns, "Beneficiary"). The term "Grantor" shall be synonymous with the term "Trustor" for purposes of California Law.

                                    ARTICLE 1
                                   DEFINITIONS

Section 1.1. Definitions. All capitalized terms used herein without definition shall have the respective meanings ascribed to them in that certain Credit Agreement dated as of September 30, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit
         Agreement") among Grantor, Beneficiary, the Lenders, DLJ Capital Funding, Inc. as syndication agent, and Paribas as documentation agent. As used herein, the following terms shall have the following meanings:

                 (a) "Mortgaged Property": All of Grantor's interest in (1) the fee interest in the real property described in Exhibit A attached hereto and incorporated herein by this reference, together with any greater estate therein as hereafter may be acquired by Grantor (the "Land"), (2) all improvements now owned or hereafter acquired by Grantor, now or at any time situated, placed or constructed upon the Land (the "Improvements"; the Land and Improvements are collectively referred to as the "Premises"), (3) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Grantor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, telephone, storm and sanitary sewer facilities and all other utilities whether or not situated in easements (the "Fixtures"),
         (4) all leases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant to any Person, other than Grantor, a possessory interest in, or the right to use, all or any part of the Mortgaged Property, together with all related security and other deposits (the "Leases"), (5) all of the rents, revenues, royalties, income, proceeds, profits, security and other types of deposits, and other benefits paid or payable by parties to the Leases for using, leasing, licensing, possessing, operating from, residing in, selling or otherwise enjoying



                                     XII-2
         the Mortgaged Property (the "Rents"), (6) all other agreements, such as construction contracts, architects' agreements, engineers' contracts, utility contracts, maintenance agreements, management agreements, service contracts, listing agreements, guaranties, warranties, permits, licenses, certificates and entitlements in any way relating to the construction, use, occupancy, operation, maintenance, enjoyment or ownership of the Mortgaged Property (the "Property Agreements"), (7) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing,
         (8) all property tax refunds (the "Tax Refunds"), (9) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof (the "Proceeds"), (10) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Grantor (the "Insurance"), and (11) all of Grantor's right, title and interest in and to any awards, damages, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Land, Improvements, Fixtures or Personalty (the "Condemnation Awards"). As used in this Deed of Trust, the term "Mortgaged Property" shall mean all or, where the context permit or requires, any portion of the above or any interest therein.

                 (b) "Secured Obligations": means all obligations and liabilities of every nature of Grantor to Beneficiary, Agents, Lenders and those Lenders (in such capacity the "Interest Rate Exchangers") that are party to Interest Rate Agreements (collectively the "Lender Interest Rate Agreements") in accordance with the terms of the Credit Agreement now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents, including without limitation any Tranche A Term Notes, Tranche B Term Notes, Revolving Notes, Swing Line Note or Letters of Credit, and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Grantor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Beneficiary or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantor now or hereafter existing under this Deed of Trust. The Credit
         Agreement contains a revolving credit facility which permits the Grantor to borrow certain principal amounts, repay all or a portion of such principal amounts, and then reborrow, all upon satisfaction of certain conditions stated in the Credit Agreement. Subject to the provisions hereof, this Deed of Trust secures all advances and re-advances under the revolving credit feature of the Credit Agreement, including, without limitation, funding of participations in Letters of Credit pursuant thereto.



                                     XII-3

                 (c) "UCC": The Uniform Commercial Code of California or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than California, then, as to the matter in question, the Uniform Commercial Code in effect in that state.

                                    ARTICLE 2
                                      GRANT

         Section 2.1. Grant. To secure the full and timely payment and performance of the Secured Obligations, Grantor GRANTS, BARGAINS, ASSIGNS, SELLS and CONVEYS, to Trustee the Mortgaged Property, subject, however, to the Permitted Encumbrances, TO HAVE AND TO HOLD the Mortgaged Property to Trustee, IN TRUST, WITH POWER OF SALE, and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Trustee.

                                   ARTICLE 3
                    WARRANTIES, REPRESENTATIONS AND COVENANTS

         Grantor warrants, represents and covenants to Beneficiary as follows:

         Section 3.1. Title to Mortgaged Property and Lien of this Instrument. Grantor owns the Mortgaged Property free and clear of any liens, claims or interests, except the Permitted Encumbrances. This Deed of Trust creates valid, enforceable first priority liens and security interests against the Mortgaged Property.

         Section 3.2. First Lien Status. Grantor shall preserve and protect the first lien and security interest status of this Deed of Trust and the other Loan Documents. If any lien or security interest other than the Permitted Encumbrances is asserted against the Mortgaged Property, Grantor shall promptly, and at its expense, (a) give Beneficiary a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b) pay the underlying claim in full or take such other action so as to cause it to be released or contest the same in compliance with the requirements of the Credit Agreement (including the requirement of providing a bond or other security satisfactory to Beneficiary).

         Section 3.3. Payment and Performance. Grantor shall pay when due and shall perform in full when required to be perform, each and all of the Secured Obligations.

         Section 3.4. Replacement of Fixtures. Grantor shall not, without the prior written consent of Beneficiary, permit any of the Fixtures to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is obsolete and is replaced by an article of equal or better suitability and value, owned by Grantor subject to the liens and security interests of this Deed of Trust and the other Loan Documents, and free and clear of any other lien or security interest except such as may be permitted under the Credit Agreement or first approved in writing by Beneficiary.



                                     XII-4

         Section 3.5. Inspection. Grantor shall permit Beneficiary and the Lenders and their respective agents, representatives and employees, upon reasonable prior notice to Grantor, and in compliance with the Subject Lease, to inspect the Mortgaged Property and all books and records of Grantor located thereon, and to conduct such environmental and engineering studies as Beneficiary or the Lenders may require, provided that such inspections and studies shall not materially interfere with the use and operation of the Mortgaged Property.

         Section 3.6. Other Covenants. All of the covenants in the Credit Agreement are incorporated herein by reference and, together with covenants in this Article 3, shall be covenants running with the land.

         Section 3.7. Condemnation Awards and Insurance Proceeds.

                 (a) Condemnation Awards. Grantor assigns all awards and compensation to which it is entitled for any condemnation or other taking, or any purchase in lieu thereof, to Beneficiary and authorizes Beneficiary to collect and receive such awards and compensation and to give proper receipts and acquittances therefor, subject to the terms of
         Section 6.4C of the Credit Agreement.

                 (b) Insurance Proceeds. Grantor assigns to Beneficiary all proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property. Notwithstanding such assignment, Grantor shall be entitled to collect, receive and apply such proceeds subject to the limitations, conditions and terms specified in Section 6.4C of the Credit Agreement.

                                   ARTICLE 4

                             [Intentionally Omitted]

                                   ARTICLE 5
                             DEFAULT AND FORECLOSURE

         Section 5.1. Remedies. If an Event of Default (as defined in the Credit Agreement) or the occurrence of an Early Termination Date (as defined in a Master Agreement or an Interest Rate Swap Agreement or Interest Rate and Currency Exchange Agreement, each of such agreements in the form prepared by the International Swap and Derivatives Association Inc. or a similar event under any similar swap agreement) under any Lender Interest Rate Agreement (either such occurrence being an "Event of Default" for purposes of this Deed of Trust) exists, Beneficiary may, at Beneficiary's election and by or through Trustee or otherwise, exercise any or all of the following rights, remedies and recourses:

                 (a) Acceleration. Declare the Secured Obligations to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever



                                     XII-5

         (each of which hereby is expressly waived by Grantor), whereupon the same shall become immediately due and payable.

                 (b) Entry on Mortgaged Property. Enter the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto or located thereon. If Grantor remains in possession of the Mortgaged Property after an Event of Default and without Beneficiary's prior written consent, Beneficiary may invoke any legal remedies to dispossess Grantor.

                 (c) Operation of Mortgaged Property. Hold, lease, develop, manage, operate or otherwise use the Mortgaged Property upon such terms and conditions as Beneficiary may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as
         Beneficiary deems necessary or desirable), and apply all Rents and other amounts collected by Trustee in connection therewith in accordance with the provisions of Section 5.7.

                 (d) Foreclosure and Sale. Institute proceedings for the complete foreclosure of this Deed of Trust, either by judicial action or by power of sale, in which case the Mortgaged Property may be sold for cash or credit in one or more parcels as Beneficiary may determine. With respect to any notices required or permitted under the UCC, Grantor agrees that fifteen (15) days' prior written notice shall be deemed commercially reasonable. At any such sale by virtue of any judicial proceedings, power of sale, or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim, equity, equity of redemption, and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Grantor, and against all other Persons claiming or to claim the property sold or any part thereof, by, through or under Grantor. Beneficiary or any of the Lenders may be a purchaser at such sale. If Beneficiary is the highest bidder, Beneficiary may credit the portion of the purchase price that would be distributed to Beneficiary against the Secured Obligations in lieu of paying cash. In the event this Deed of Trust is foreclosed by judicial action, appraisement of the Mortgaged Property is waived.

                 (e)  Receiver.   Make  application  to  a  court  of  competent
         jurisdiction for, and obtain from such court as a matter of strict right and without notice to Grantor or regard to the adequacy of the Mortgaged Property for the repayment of the Secured Obligations, the appointment of a receiver of the Mortgaged Property, and Grantor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 5.7.



                                     XII-6

                 (f) Other. Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity.

         Section 5.2. Separate Sales. The Mortgaged Property may be sold in one or more parcels and in such manner and order as Trustee in its sole discretion may elect; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

         Section 5.3. Remedies Cumulative, Concurrent and Nonexclusive. Beneficiary, the Lenders and Trustee shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulated and concurrent, (b) may be pursued separately, successively or concurrently against Grantor or others obligated under the Loan Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Beneficiary, the Lenders or Trustee, as the case may be, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right,  remedy  or  recourse,  and  (d)  are  intended  to  be,  and  shall  be, nonexclusive. No action by Beneficiary, the Lenders or Trustee in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

         Section 5.4. Release of and Resort to Collateral. Beneficiary may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by the Loan Documents or their status as a first and prior lien and security interest in and to the Mortgaged Property. For payment of the Secured Obligations, Beneficiary may resort to any other security in such order and manner as Beneficiary may elect.

         Section 5.5. Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Grantor by virtue of any present or future statute of limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default or of any election by Trustee or Beneficiary to exercise or the actual exercise of any right, remedy or recourse provided for under the Loan Documents, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

         Section 5.6. Discontinuance of Proceedings. If Beneficiary, the Lenders or Trustee shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Beneficiary, the Lenders or Trustee, as the case may be, shall have the unqualified right to do so and, in such an event, Grantor, Beneficiary, the Lenders and Trustee shall be restored to their former positions with respect to the Secured Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses



                                     XII-7
and powers of Beneficiary, the Lenders and Trustee shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Beneficiary, the Lenders or Trustee thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

         Section 5.7. Application of Proceeds. The proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Mortgaged Property, shall be applied by Beneficiary or Trustee (or the receiver, if one is appointed) in accordance with
Section 2.4D of the Credit Agreement.

         Section 5.8. Occupancy After Foreclosure. Any sale of the Mortgaged Property or any part thereof in accordance with Section 5.1(d) will divest all right, title and interest of Grantor in and to the property sold. Subject to applicable law, any purchaser at a foreclosure sale will receive immediate possession of the property purchased. If Grantor retains possession of such property or any part thereof subsequent to such sale, Grantor will be considered a tenant at sufferance of the purchaser, and will, if Grantor remains in possession after demand to remove, be subject to eviction and removal, forcible or otherwise, with or without process of law.

         Section  5.9.   Additional   Advances  and   Disbursements;   Costs  of
Enforcement.

                 (a) If any Event of Default exists, Beneficiary and each of the Lenders shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Grantor. All sums advanced and expenses incurred at any time by Beneficiary or any of the Lenders under this Section 5.9, or otherwise under this Deed of Trust or any of the other Loan Documents or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the rate or rates at which interest is then computed on the Secured Obligations, and all such sums, together with interest thereon, shall be secured by this Deed of Trust.

                 (b) Grantor shall pay all expenses (including reasonable attorneys' fees and expenses) of or incidental to the perfection and enforcement of this Deed of Trust and the other Loan Documents, or the enforcement, compromise or settlement of the Secured Obligations or any claim under this Deed of Trust and the other Loan Documents, and for the curing thereof, or for defending or asserting the rights and claims of Beneficiary in respect thereof, by litigation or otherwise.

         Section 5.10. No Mortgagee in Possession. Neither the enforcement of any of the remedies under this Article 5, the assignment of the Rents and Leases under Article 6, the security interests under Article 7, nor any other remedies afforded to Beneficiary under the Loan Documents, at law or in equity shall cause Beneficiary, any of the Lenders or Trustee to be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate Beneficiary, any of the Lenders or Trustee to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or



                                     XII-8
perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

                                   ARTICLE 6
                         ASSIGNMENT OF RENTS AND LEASES

         Section 6.1. Assignment. In furtherance of and in addition to the assignment made by Grantor in Section 2.1 of this Deed of Trust, Grantor hereby absolutely and unconditionally assigns, sells, transfers and conveys to Trustee (for the benefit of Beneficiary) and to Beneficiary all of its right, title and interest in and to all Leases, whether now existing or hereafter entered into, and all of its right, title and interest in and to all Rents. This assignment is an absolute assignment and not an assignment for additional security only. So long as no Event of Default shall have occurred and be continuing, Grantor shall have a revocable license from Trustee and Beneficiary to exercise all rights extended to the landlord under the Leases, including the right to receive and collect all Rents and to hold the Rents in trust for use in the payment and performance of the Secured Obligations and to otherwise use the same. The foregoing license is granted subject to the conditional limitation that no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Secured Obligations or solvency of Grantor, the license herein granted shall automatically expire and terminate, without notice by Trustee or Beneficiary (any such notice being hereby expressly waived by Grantor).

         Section 6.2. Perfection Upon Recordation. Grantor acknowledges that Beneficiary and Trustee have taken all actions necessary to obtain, and that upon recordation of this Deed of Trust Beneficiary and Trustee shall have, to the extent permitted under applicable law, a valid and fully perfected, first priority, present assignment of the Rents arising out of the Leases and all security for such Leases. Grantor acknowledges and agrees that upon recordation of this Deed of Trust Trustee's and Beneficiary's interest in the Rents shall be deemed to be fully perfected, "choate" and enforced as to Grantor and all third parties, including, without limitation, any subsequently appointed trustee in any case under Title 11 of the United States Code (the "Bankruptcy Code"), without the necessity of commencing a foreclosure action with respect to this Deed of Trust, making formal demand for the Rents, obtaining the appointment of a receiver or taking any other affirmative action.

         Section 6.3. Bankruptcy Provisions. Without limitation of the absolute nature of the assignment of the Rents hereunder, Grantor, Trustee and Beneficiary agree that (a) this Deed of Trust shall constitute a "security agreement" for purposes of Section 552(b) of the Bankruptcy Code, (b) the security interest created by this Deed of Trust extends to property of Grantor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents and (c) such security interest shall extend to all Rents acquired by the estate after the commencement of any case in bankruptcy.

         Section 6.4. No Merger of Estates. So long as part of the Secured Obligations secured hereby remain unpaid and undischarged, the fee and leasehold estates to the



                                     XII-9

Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Grantor, Beneficiary, any tenant or any third party by purchase or otherwise.

                                   ARTICLE 7
                               SECURITY AGREEMENT

         Section 7.1. Security Interest. This Deed of Trust constitutes a "security agreement" within the meaning of the UCC and other applicable law and with respect to the Fixtures. To this end, Grantor grants to Beneficiary a first and prior security interest in the Fixtures to secure the payment and performance of the Secured Obligations, and agrees that Beneficiary shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Beneficiary with respect to the Fixtures sent to Grantor at least fifteen (15) days prior to any action under the UCC shall constitute reasonable notice to Grantor.

         Section 7.2. Fixture Filing. This Deed of Trust constitutes a "fixture filing" for the purposes of the UCC against all of the Mortgaged Property which is or is to become fixtures. Information concerning the security interest herein granted may be obtained at the addresses of Debtor (Grantor) and Secured Party (Beneficiary) as set forth in the first paragraph of this Deed of Trust.

                                   ARTICLE 8
                             CONCERNING THE TRUSTEE

         Section 8.1. Certain Rights. At any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and without affecting any personal liability of any person for payment or performance of the Secured Obligations or the effect of this Deed of Trust upon the remainder of the Mortgaged Party, Trustee may (i) reconvey any part of the Mortgaged Property, (ii) consent in writing to the making of any map or plat thereof, (iii) join in granting any easement thereon, or (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof. With the approval of Beneficiary, Trustee shall have the right to select, employ and consult with counsel. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder, believed by it in good faith to be genuine. Trustee shall be entitled to reimbursement for actual, reasonable expenses incurred by it in the performance of its duties. Grantor shall, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and indemnify, defend and save Trustee harmless against, all liability and reasonable expenses which may be incurred by it in the performance of its duties, including those arising from joint, concurrent, or comparative negligence of Trustee; however, Grantor shall not be liable under such indemnification to the extent such liability or expenses result solely from Trustee's gross negligence or willful misconduct. Grantor's obligations under this Section 8.1 shall not be reduced or impaired by principles of comparative or contributory negligence.



                                     XII-10

         Section 8.2. Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

         Section 8.3. Successor Trustees. If Trustee or any successor Trustee shall die, resign or become disqualified from acting in the execution of this trust, or Beneficiary shall desire to appoint a substitute Trustee, Beneficiary shall have full power to appoint one or more substitute Trustees and, if preferred, several substitute Trustees in succession who shall succeed to all the estates, rights, powers and duties of Trustee. Such appointment may be executed by any authorized agent of Beneficiary and as so executed, such appointment shall be conclusively presumed to be executed with authority, valid and sufficient, without further proof of any action. Without limitation of the foregoing, Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary, recorded in the county in which the Mortgaged Property is located or by otherwise complying with the provisions of applicable law, substitute a successor or successors to any Trustee named herein or acting hereunder; and such successor(s) shall, without conveyance from the predecessor Trustee, succeed to all title, estate, rights, powers and duties of such predecessor.

         Section 8.4. Perfection of Appointment. Should any deed, conveyance or instrument of any nature be required from Grantor by any successor Trustee to more fully and certainly vest in and confirm to such successor Trustee such estates, rights, powers and duties, then, upon request by such Trustee, all such deeds, conveyances and instruments shall be made, executed, acknowledged and delivered and shall be caused to be recorded and/or filed by Grantor.

         Section 8.5. Trustee Liability. In no event or circumstance shall Trustee or any substitute Trustee hereunder be personally liable under or as a result of this Deed of Trust, either as a result of any action by Trustee (or any substitute Trustee) in the exercise of the powers hereby granted or otherwise.

                                    ARTICLE 9
                                  MISCELLANEOUS

         Section 9.1. Notices. Any notice required or permitted to be given under this Deed of Trust shall be given in accordance with Section 10.8 of the Credit Agreement.

         Section 9.2. Covenants Running with the Land. All obligations contained in this Deed of Trust are intended by Grantor, Beneficiary and Trustee to be, and shall be construed as, covenants running with the Mortgaged Property. As used herein, "Grantor" shall refer to the party named in the first paragraph of this Deed of Trust and to any subsequent owner of all or any portion of the Mortgaged Property. All Persons who may have or acquire an interest in the Mortgaged Property shall be deemed to have notice of, and be bound by, the terms of the Credit Agreement and the other Loan Documents;



                                     XII-11
however, no such party shall be entitled to any rights thereunder without the prior written consent of Beneficiary.

         Section 9.3. Attorney-in-Fact. Grantor hereby irrevocably appoints Beneficiary and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest and with full power of substitution, (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Beneficiary deems appropriate to protect Beneficiary's interest, if Grantor shall fail to do so within ten (10) days after written request by Beneficiary, (b) upon the issuance of a deed pursuant to the foreclosure of this Deed of Trust or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Deposit Accounts, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve
Beneficiary's security interests and rights in or to any of the Mortgaged Property, and (d) while any Event of Default exists, to perform any obligation of Grantor hereunder, however: (1) Beneficiary shall not under any circumstances be obligated to perform any obligation of Grantor; (2) any sums advanced by Beneficiary in such performance shall be added to and included in the Secured Obligations and shall bear interest at the rate or rates at which interest is then computed on the Secured Obligations; (3) Beneficiary as such attorney-in-fact shall only be accountable for such funds as are actually received by Beneficiary; and (4) Beneficiary shall not be liable to Grantor or any other person or entity for any failure to take any action which it is empowered to take under this Section 9.3.

         Section 9.4. Successors and Assigns. This Deed of Trust shall be binding upon and inure to the benefit of Beneficiary, the Lenders, Trustee and Grantor and their respective successors and assigns. Grantor shall not, without the prior written consent of Beneficiary, assign any rights, duties or obligations hereunder.

         Section 9.5. No Waiver. Any failure by Beneficiary, the Lenders or Trustee to insist upon strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Beneficiary, the Lenders or Trustee shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

         Section 9.6. Credit Agreement. If any conflict or inconsistency exists between this Deed of Trust and the Credit Agreement, the Credit Agreement shall govern.

         Section 9.7. Release or Reconveyance. Upon payment and performance in full of the Secured Obligations, Beneficiary, at Grantor's expense, shall release the liens and security interests created by this Deed of Trust or reconvey the Mortgaged Property to Grantor.

         Section 9.8. Waiver of Stay, Moratorium and Similar Rights. Grantor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or



                                     XII-12
plead or in any way take advantage of any stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Deed of Trust or the Secured Obligations secured hereby, or any agreement between Grantor and Beneficiary or any rights or remedies of Beneficiary, the Lenders or Trustee.

         Section 9.9. Applicable Law. The provisions of this Deed of Trust regarding the creation, perfection and enforcement of the liens and security interests herein granted shall be governed by and construed under the laws of the state in which the Mortgaged Property is located. All other provisions of this Deed of Trust shall be governed by the laws of the State of New York (including, without limitation, Section 5-1401 of the General Obligations Law of the State of New York), without regard to conflicts of laws principles.

         Section 9.10. Headings. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

         Section 9.11. Entire Agreement. This Deed of Trust and the other Loan Documents embody the entire agreement and understanding between Grantor and Beneficiary and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

         Section 9.12. Beneficiary as Agent: Successor Agents

                 (a) Beneficiary has been appointed to act as Beneficiary hereunder by the Lenders. Beneficiary shall have the right to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of the Mortgaged property) in accordance with the terms of the Credit Agreement, any related agency agreement among Agent and the Lenders (collectively, as amended, supplemented or otherwise modified or replaced from time to time, the "Agency Documents") and this Deed of Trust. Grantor and all other persons shall be entitled to rely on releases, waivers, consents, approvals, notifications and other acts of Beneficiary, without inquiry into the existence of required consents or approvals of the Lenders therefor.

                 (b) Written notice of resignation by Agent pursuant to the Agency Documents shall also constitute notice of resignation as Beneficiary under this Deed of Trust. Removal of Agent pursuant to any provision of the Agency Documents shall also constitute removal as Beneficiary under this Deed of Trust. Appointment of a successor Agent pursuant to the Agency Documents shall also constitute appointment of a successor Beneficiary under this Deed of Trust. Upon the acceptance of any appointment as Agent by a successor Agent under the Agency Documents, that successor Agent shall thereupon succeed to and become



                                     XII-13
         vested with all the rights, powers, privileges and duties of the resting or removed Agent as the Beneficiary under this Deed of Trust, and the retiring or removed Beneficiary shall promptly (i) assign and transfer to such successor Beneficiary all of its right, title and interest in and to this Deed of Trust and the Mortgaged Property, and
         (ii) execute and deliver to such successor Beneficiary such assignments and amendments and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor
         Beneficiary of the liens and security interests created hereunder, whereupon such resting or removed Beneficiary's resignation or removal hereunder as Agent, the provisions of this Deed of Trust and the Agency Documents shall inure to its benefit as to any actions take or omitted to be taken by it under this Deed of Trust while it was the Beneficiary hereunder.

                                   ARTICLE 10
                              LOCAL LAW PROVISIONS

         Section 10.1. Inconsistencies. In the event of any inconsistencies between the terms and conditions of this Article 10 and the other provisions of this Deed of Trust, the terms and conditions of this Article 10 shall control and be binding.

         Section 10.2. Choice of Law. Supplementing Section 9.9, Grantor agrees that (1) whether or not deficiency judgments are available under the laws of the State of California after a foreclosure (judicial or nonjudicial) of the Mortgaged Property, or any portion thereof, or any other realization thereon by Beneficiary or Trustee, Beneficiary and Trustee shall have the right to seek such a deficiency judgment against Grantor in other states or foreign jurisdictions; (ii) to the extent Beneficiary or Trustee obtain deficiency judgment in any other state or foreign jurisdiction then such party shall have the right to enforce such judgment in the State of California, as well as in other states or foreign jurisdictions; (iii) Grantor and Beneficiary will submit to non-exclusive jurisdiction and the laying of venue for any suit on this Deed of Trust in such state; (iv) without limiting the generality of the foregoing, Grantor hereby waives, to the maximum extent permitted by law, any rights it may have under the California Code of Civil procedure Sections 580b, 580d and 726 with respect to the Mortgaged Property and enforcement or realization by Beneficiary or Trustee of their respective rights and remedies under this Deed of Trust or with respect to the Mortgaged Property; and (v) no action, proceeding or judgment initiated, pursued or obtained by Beneficiary or Trustee in the State of California with respect to the Mortgaged Property or this Deed of Trust shall be considered a "judgment" for the purposes of such Section 580d or an "action" for the purposes of such Section 726.

         Section 10.3. Waiver of Rights. Supplementing Section 9.8, Grantor waives, to the full extent permitted by law, (1) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Mortgaged Property; (2) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the Secured Obligations and the right to require marshaling in the event of foreclosure of the liens hereby created; and (3) all rights and remedies that Grantor may have or be able to assert by reason of the laws of



                                     XII-14
the State of California pertaining to the rights and remedies of sureties, including, without limitation, Sections 2809, 2810, 2819, 2839, 2845, 2849, 2850, 2899 and 3433 of the California Civil Code.

        [The remainder of this page has been intentionally left blank.]



                                     XII-15

IN WITNESS WHEREOF, Grantor has on the date set forth in the acknowledgement hereto, effective as of the date first above written, caused this instrument to be duly EXECUTED AND DELIVERED by authority duly given.

                  GRANTOR: ARTERIAL VASCULAR ENGINEERING, INC., a Delaware corporation

                                 By: ___________________________________________
                                 Printed Name:__________________________________
                                 Title:_________________________________________



                                     XII-16

State of California                 )
                                    ) ss.
County of ______________________    )


On  ____________________,  before me, personally appeared  ____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.


[SEAL]
                                                   _____________________________
My Commission expires:                             Notary Public

________________________




                                     XII-17

                                    EXHIBIT A

                      Legal Description of Premises located
                  at __________, ____________, _______________

                              [See Attached Pages]



                                    XII-A-1

                                  EXHIBIT XIII

                    [FORM OF CERTIFICATE RE NON-BANK STATUS]


                         CERTIFICATE RE NON-BANK STATUS


                  Reference is hereby made to that certain Credit Agreement dated as of September 30, 1998 (said Credit Agreement, as amended, supplemented or otherwise modified to the date hereof, being the "Credit Agreement") by and among Arterial Vascular Engineering, Inc., the financial institutions listed therein as Lenders, DLJ Capital Funding, Inc., as Syndication Agent, Paribas, as Documentation Agent, and Royal Bank of Canada, as Administrative Agent. Pursuant to subsection 2.7B(iii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code of 1986, as amended.




                                            [NAME OF LENDER]

                                            By: ________________________________
                                            Title: _____________________________

                                     XIII-1

                                   EXHIBIT XIV

                     [FORM OF COLLATERAL ACCOUNT AGREEMENT]

                          COLLATERAL ACCOUNT AGREEMENT



                  This COLLATERAL ACCOUNT AGREEMENT (this "Agreement") is dated as of September 30, 1998 and entered into by and between ARTERIAL VASCULAR ENGINEERING, INC., a Delaware corporation ("Pledgor"), and ROYAL BANK OF CANADA, as Administrative Agent, for the benefit of the Agents, Issuing Lenders, Swing Line Lender and Lenders party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined)(in such agent capacity for all such parties, the "Secured Party" herein).

                             PRELIMINARY STATEMENTS

                  A. Secured Party, Agents and Lenders have entered into a Credit Agreement dated as of September 30, 1998 (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Pledgor pursuant to which Agents have undertaken certain obligations and Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Pledgor.

                  B. Pledgor may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements with one or more Lenders (collectively, the "Lender Interest Rate Agreements") (such Lenders in such capacity, collectively, "Interest Rate Exchangers").

                  C. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Pledgor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

                  NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement (including, without limitation, the issuance of Letters of Credit or the purchase of participations therein) and to induce the Agents to undertake their obligations and to induce the Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:


                                     XIV-1

                  SECTION 1. Certain Definitions. The following terms used in this Agreement shall have the following meanings:

                  "Collateral" means (i) the Collateral Account, (ii) all amounts on deposit from time to time in the Collateral Account, (iii) all interest, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, and (iv) to the extent not covered by clauses (i) through (iii) above, all proceeds of any or all of the foregoing.

                  "Beneficiaries" means the Agents, Lenders, Issuing Lenders and Swing Line Lender under the Credit Agreement and the Interest Rate Exchangers, collectively ("Beneficiary" meaning any one of such Beneficiaries).

                  "Collateral Account" means the restricted deposit account established and maintained by Secured Party pursuant to Section 2(a).

                  "Secured Obligations" means all obligations and liabilities of every nature of Pledgor to any Beneficiary now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and the Lender Interest Rate Agreements and all extensions or renewals thereof, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Beneficiary as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Pledgor now or hereafter existing under this Agreement.

                  SECTION 2.  Establishment and Operation of Collateral Account.

                  (a) Secured Party is hereby authorized to establish and maintain at its office at One Liberty Plaza, 4th Floor, New York, New York 10006-1404, as a blocked account in the name of Secured Party and under the sole dominion and control of Secured Party, a restricted deposit account designated as "Arterial Vascular Engineering, Inc. Collateral Account".

                  (b) The Collateral Account shall be operated in accordance with the terms of this Agreement.

                  (c) All amounts at any time held in the Collateral Account shall be beneficially owned by Pledgor but shall be held in the name of Secured Party hereunder, for the benefit of Beneficiaries, as collateral security for the Secured Obligations upon the terms and conditions set forth herein. Pledgor shall have no right to withdraw, transfer or, except as expressly set forth herein, otherwise receive any funds deposited into the Collateral Account.

                  (d) Anything contained herein to the contrary notwithstanding, the Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of



                                     XIV-2

Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

                  SECTION 3.  Deposits of Cash Collateral.

                  (a) All deposits of funds in the Collateral Account shall be made in U.S. dollars by wire transfer (or, if applicable, by intra-bank transfer from another account of Pledgor) of immediately available funds, in each case addressed as follows:

                           Account No.:
                           ABA No.:
                           Reference:
                           Attention:

Pledgor shall, promptly after initiating a transfer of Funds to the Collateral Account, give notice to Secured Party by telefacsimile of the date, amount and method of delivery of such deposit.

                  (b) If an Event of Default has occurred and is continuing and, in accordance with Section 8 of the Credit Agreement, upon receipt of notice from Secured Party, Pledgor is required to pay to Secured Party an amount (the "Aggregate Available Amount") equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding under the Credit Agreement, Pledgor shall deliver funds in such an amount for deposit in the Collateral Account in accordance with Section 3(a).

                  If for any reason the aggregate amount delivered by Pledgor for deposit in the Collateral Account as aforesaid is less than the Aggregate Available Amount, the aggregate amount so delivered by Pledgor shall be apportioned among all outstanding Letters of Credit for purposes of this Section 3(b) in accordance with the ratio of the maximum amount available for drawing under each such Letter of Credit (as to such Letter of Credit, the "Maximum Available Amount") to the Aggregate Available Amount. Upon any drawing under any outstanding Letter of Credit in respect of which Pledgor has deposited in the Collateral Account any amounts described above, Secured Party shall apply such amounts to reimburse the Issuing Lender for the amount of such drawing. In the event of cancellation or expiration of any Letter of Credit in respect of which Pledgor has deposited in the Collateral Account any amounts described above, or in the event of any reduction in the Maximum Available Amount under such Letter of Credit, Secured Party shall apply the amount then on deposit in the Collateral Account in respect of such Letter of Credit (less, in the case of such a reduction, the Maximum Available Amount under such Letter of Credit immediately after such reduction) first, to the payment of any amounts payable to Secured Party pursuant to Section 13, second, to the extent of any excess, to the cash collateralization pursuant to the terms of this Agreement of any outstanding Letters of Credit in respect of which Pledgor has failed to pay all or a portion of the amounts described above (such cash collateralization to be apportioned among all such Letters of Credit in the manner described above), third, to the extent of any further excess, to the payment of any other outstanding Secured Obligations in such order as Secured Party shall elect, and fourth, to the extent of any further excess, to the payment to whomsoever shall be lawfully entitled to receive such funds.

                  SECTION 4. Pledge of Security for Secured Obligations. Pledgor hereby pledges and assigns to Secured Party, and hereby grants to Secured Party a security interest in, all



                                     XIV-3
of Pledgor's right, title and interest in and to the Collateral as collateral security for the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a)), of all Secured Obligations.

                  SECTION 5. No Investment of Amounts in the Collateral Account; Interest on Amounts in the Collateral Account.

                  (a) Cash held by Secured Party in the Collateral Account shall not be invested by Secured Party but instead shall be maintained as a cash deposit in the Collateral Account pending application thereof as elsewhere provided in this Agreement.

                  (b) To the extent permitted under Regulation Q of the Board of Governors of the Federal Reserve System, any cash held in the Collateral Account shall bear interest at the standard rate paid by Secured Party to its customers for deposits of like amounts and terms.

                  (c) Subject to Secured Party's rights under Section 12, any interest earned on deposits of cash in the Collateral Account in accordance with
Section 5(b) shall be deposited directly in, and held in the Collateral Account and shall constitute Collateral hereunder.

                  SECTION 6. Representations and Warranties. Pledgor represents and warrants as follows:

                  (a) Ownership of Collateral. Pledgor is (or at the time of transfer thereof to Secured Party will be) the legal and beneficial owner of the Collateral from time to time transferred by Pledgor to Secured Party, free and clear of any Lien except for the security interest created by this Agreement.

                  (b) Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the grant by Pledgor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Pledgor, or (iii) the perfection of or the exercise by Secured Party of its rights and remedies hereunder (except as may have been taken by or at the direction of Pledgor).

                  (c) Perfection. The pledge and assignment of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral in favor of the Secured Party, securing the payment of the Secured Obligations.

                  (d) Other Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Pledgor with respect to the Collateral is accurate and complete in all respects.

                  SECTION 7. Further Assurances. Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies



                                     XIV-4
hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Pledgor will: (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (b) at Secured Party's request, appear in and defend any action or proceeding that may affect Pledgor's beneficial title to or Secured Party's security interest in all or any part of the Collateral.

                  SECTION 8. Transfers and other Liens. Pledgor agrees that it will not (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral or (b) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the security interest under this Agreement.

                  SECTION 9. Secured Party Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Collateral without the signature of Pledgor.

                  SECTION 10. Secured Party May Perform. If Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall constitute Secured Obligations hereunder, payable by Pledgor under Section 13.

                  SECTION 11. Standard of Care. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral, it being understood that Secured Party shall have no responsibility for (a) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral or (b) taking any necessary steps to collect or realize upon the Secured Obligations or any guaranty therefor, or any part thereof, or any of the Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property of like kind.

                  SECTION 12. Remedies. Subject to the provisions of Section 3(b), Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Collateral).



                                     XIV-5

                  SECTION 13.  Indemnity and Expenses.

                  (a) Pledgor agrees to indemnify Secured Party and each Beneficiary, from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except, with respect to such Secured Party or such Beneficiary to the extent such claims, losses or liabilities result from such Secured Party's or such Beneficiary's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                  (b) Pledgor shall pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel (including the allocated costs of in-house counsel) and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

                  SECTION 14. Continuing Security Interest; Transfer of Loans. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of payment in full of the Secured Obligations, the cancellation or termination of the Commitments, and the cancellation or expiration of all outstanding Letters of Credit and the reimbursement of all drawings thereunder and the payment of agreed fees, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit and the reimbursement of all drawings thereunder, the security interest granted hereby shall terminate automatically and all rights to the Collateral shall revert to Pledgor. Upon any such termination Secured Party shall, at Pledgor's expense, promptly execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence or effect such termination and Pledgor shall be entitled to the prompt return, upon its request and at its expense, against receipt and without recourse to Secured Party, of such of the Collateral as shall not have been otherwise applied pursuant to the terms hereof.

                  SECTION 15.  Secured Party as Agent.

                  (a) Secured Party has been appointed to act as Secured Party hereunder by Agents and Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement.



                                     XIV-6

                  (b) Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection
9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums held by Secured Party hereunder (which shall be deposited in a new Collateral Account established and maintained by such successor Secured Party), together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

                  SECTION 16. Amendments; Etc. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

                  SECTION 17. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

                  SECTION 18. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                                     XIV-7

                  SECTION 19. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  SECTION 20. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

                  SECTION 21. Governing Law; Terms. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

                  SECTION 22. Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Pledgor at its address provided in
Section 17, such service being hereby acknowledged by Pledgor to be sufficient for personal jurisdiction in any action against Pledgor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring proceedings against Pledgor in the courts of any other jurisdiction.

                  SECTION 23. Waiver of Jury Trial. PLEDGOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Pledgor and

                                      XIV-8

Secured Party each acknowledge that this waiver is a material inducement for Pledgor and Secured Party to enter into a business relationship, that Pledgor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Pledgor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 23 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

                  SECTION 24. Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                  [Remainder of page intentionally left blank]

                                     XIV-9

                  IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                  ARTERIAL VASCULAR ENGINEERING, INC.


                                  By: __________________________________________
                                    Title:

                                  Notice Address:   ____________________________
                                                    ____________________________
                                                    ____________________________




                                  ROYAL BANK OF CANADA, as Administrative
                                  Agent, as Secured Party


                                  By: __________________________________________
                                    Title:

                                  Notice Address:   ____________________________
                                                    ____________________________
                                                    ____________________________



                                     XIV-10

                                   EXHIBIT XV

                       [FORM OF COMPANY PLEDGE AGREEMENT]

                            COMPANY PLEDGE AGREEMENT



                  This COMPANY PLEDGE AGREEMENT (this "Agreement") is dated as of September 30, 1998 and entered into by and between ARTERIAL VASCULAR ENGINEERING, INC., a Delaware corporation ("Pledgor"), and ROYAL BANK OF CANADA, as Administrative Agent, for the benefit of the Agents, Issuing Lenders, Swing Line Lender and Lenders party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined)(in such agent capacity for all such parties, the "Secured Party" herein).

                             PRELIMINARY STATEMENTS


                  A. Pledgor is the legal and beneficial owner of (i) the shares of stock (the "Pledged Shares") described in Part A of Schedule I annexed hereto and issued by the corporations named therein and (ii) the indebtedness (the "Pledged Debt") described in Part B of said Schedule I and issued by the obligors named therein.

                  B. Secured Party, Agents and Lenders have entered into a Credit Agreement dated as of September 30, 1998 (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Pledgor pursuant to which Agents have undertaken certain obligations and Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Pledgor.

                  C. Pledgor may from time to time enter into one or more Interest Rate Agreements with one or more Lenders (collectively, the "Lender Interest Rate Agreements") (such Lenders in such capacity, collectively, "Interest Rate Exchangers") in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Pledgor under the Lender Interest Rate Agreements, including, without limitation, the obligation of Pledgor to make payments thereunder in the event of early termination thereof, together with all obligations of Pledgor under the Credit Agreement and the other Loan Documents, be secured hereunder.

                  D. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Pledgor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

                  NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement (including, without limitation, the issuance of Letters of Credit or the purchase of participations therein) and to induce the Agents to undertake their obligations and to induce the Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:

                  SECTION 1. Pledge of Security. Pledgor hereby pledges and assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of Pledgor's right, title and interest in and to the following (the "Pledged Collateral"):

                  (a) the Pledged Shares and the certificates representing the Pledged Shares. any securities accounts in which the Pledged Shares may be held and any securities entitlements represented thereby, and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                  (b) the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

                  (c) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights, any securities accounts in which the Pledged Shares may be held and any securities entitlements represented thereby, and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights;

                  (d) all additional indebtedness from time to time owed to Pledgor by any obligor on the Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

                  (e) all shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of Pledgor (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to such shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights;

                  (f) all indebtedness from time to time owed to Pledgor by any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct or indirect Subsidiary of Pledgor, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

                  (g) to the extent not covered by clauses (a) through (f) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor or Secured Party from time to time with respect to any of the Pledged Collateral.

                  SECTION 2. Security for Obligations. This Agreement and the pledges hereunder secure, and the Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a)), of all obligations and liabilities of every nature of Pledgor to the Agents, Lenders and Interest Rate Exchangers now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and the Lender Interest Rate Agreements and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Agent, Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor being the "Secured Obligations").

                  SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Upon the occurrence and during the continuance of an Event of Default (as defined in the Credit Agreement) or the occurrence of an Early Termination Date (as defined in a Master Agreement or an Interest Rate Swap Agreement or Interest Rate and Currency Exchange Agreement, each of such agreements in the form prepared by the International Swap and Derivatives Association Inc. or a similar event under any similar swap agreement) under any Lender Interest Rate Agreement (either such occurrence being an "Event of Default" for purposes of this Agreement), Secured Party shall have the right, without notice to Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 7(a). In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

                  SECTION 4. Representations and Warranties. Pledgor represents and warrants as follows:

                  (a) Due Authorization, etc. of Pledged Collateral. All of the Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. All of the Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default.

                  (b) Description of Pledged Collateral. The Pledged Shares constitute all of the issued and outstanding shares of stock of each issuer thereof which is a Domestic Subsidiary and 65% of the issued and outstanding shares of stock of each issuer thereof which is a Foreign Subsidiary, and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares. The Pledged Debt constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to Pledgor.

                  (c) Ownership of Pledged Collateral. Pledgor is the legal, record and beneficial owner of the Pledged Collateral free and clear of any Lien except for the security interest created by this Agreement.

                  SECTION 5. Transfers and Other Liens; Additional Pledged Collateral; etc. Pledgor shall:

                  (a) not, except as expressly permitted by the Credit Agreement, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral,
(ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement, or
(iii) permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation; provided that in the event Pledgor makes an Asset Sale permitted by the Credit Agreement and the assets subject to such Asset Sale are Pledged Shares, upon appropriate notice, Secured Party shall release the Pledged Shares that are the subject of such Asset Sale to Pledgor free and clear of the lien and security interest under this Agreement concurrently with the consummation of such Asset Sale; provided, further that, as a condition precedent to such release, Secured Party shall have received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery to Secured Party of the Net Asset Sale Proceeds of such Asset Sale to the extent required under subsection 2.4B(iii) of the Credit Agreement;

                  (b) (i) cause each issuer of Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Shares such that all of the shares of stock or other securities of each issuer which is a Domestic Subsidiary and 65% of the shares of stock or other securities of each issuer which is a Foreign Subsidiary shall be pledged to Secured Party hereunder after giving effect to such acquisition, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Domestic Subsidiary of Pledgor and 65% of the shares of stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Foreign Subsidiary of Pledgor;

                  (c) (i) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to Pledgor by any obligor on the Pledged Debt, and (ii) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed to Pledgor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Subsidiary of Pledgor;

                  (d) promptly notify Secured Party of any event of which Pledgor becomes aware causing a loss or depreciation in the value of the Pledged Collateral that would reasonably be expected to have a Material Adverse Effect;

                  (e) promptly deliver to Secured Party all written notices received by it with respect to the Pledged Collateral; and

                  (f) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith; provided that Pledgor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgement, writ or warrant of attachment entered or filed against Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.

                  SECTION 6.  Further Assurances; Pledge Amendments.

                  (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) take all such further action and execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby (including, without limitation, giving Secured Party control (as defined in section 8-106 of the Uniform Commercial Code as currently in effect in the State of New York (the "UCC")) over any Pledged Collateral that is investment property or uncertificated securities (each as defined in the UCC) in order to perfect Secured Party's interest in such Pledged Collateral in accordance with the UCC) and (ii) at Secured Party's reasonable request, appear in and defend any action or proceeding that may materially impair Pledgor's title to or Secured Party's security interest in all or any part of the Pledged Collateral.

                  (b) Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in Section 5(b) or (c), promptly (and in any event within five Business Days) deliver to Secured Party a Pledge

Amendment, duly executed by Pledgor, in substantially the form of Schedule II annexed hereto (a "Pledge Amendment"), in respect of the additional Pledged Shares or Pledged Debt to be pledged pursuant to this Agreement. Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares or Pledged Debt listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Pledged Collateral; provided that the failure of Pledgor to execute a Pledge Amendment with respect to any additional Pledged Shares or Pledged Debt pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

                  SECTION 7.  Voting Rights; Dividends; Etc.

                  (a) So long as no Event of Default shall have occurred and be continuing:

                           (i) Pledgor shall be entitled to exercise any and all
                  voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement or any other Loan Document; provided, however, that Pledgor shall not exercise or refrain from exercising any such right if Secured Party shall have notified Pledgor that, in Secured Party's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and provided, further, that Pledgor shall give Secured Party at least five Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right. It is understood, however, that neither (A) the voting by Pledgor of any Pledged Shares for or Pledgor's consent to the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting nor (B) Pledgor's consent to or approval of any action otherwise permitted under this Agreement and the Credit
                  Agreement or any other Loan Document shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section 7(a)(i), and no notice of any such voting or consent need be given to Secured Party;

                           (ii) Pledgor shall be entitled to receive and retain,
                  and to utilize free and clear of the security interest granted under this Agreement, any and all dividends and interest paid in respect of the Pledged Collateral; provided, however, that any and all

                           (A) dividends and interest paid or payable other than
                 in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                           (B) dividends and other distributions paid or payable
                 in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                           (C) cash paid,  payable or otherwise  distributed  in
                 respect of principal or in redemption of or in exchange for any Pledged Collateral,

         shall be, and shall forthwith be delivered to Secured Party to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor and be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with all necessary indorsements); and

                           (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

                  (b) Upon the occurrence and during the continuation of an Event of Default:

                           (i) upon written notice from Secured Party to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party which shall thereupon have the sole right to exercise such voting and other consensual rights;

                           (ii) all rights of Pledgor to receive  the  dividends
                  and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

                           (iii) all dividends,  principal and interest payments
                  which are received by Pledgor contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Secured Party as Pledged Collateral in the same form as so received (with any necessary indorsements).

                  (c) In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to
Section 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or Section 7(b)(ii) or (iii),
(i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Shares and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Shares would be entitled (including, without limitation, giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof) or any consent of Pledgor, upon the occurrence of an Event of Default and which proxy shall only terminate upon the waiver or cure of such Event of Default under the Credit Agreement or the payment in full of the Secured Obligations.

                  SECTION 8. Secured Party Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

                  (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Pledgor;

                  (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

                  (c) to receive, endorse and collect any instruments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and

                  (d) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Pledged Collateral.

                  Notwithstanding anything to the contrary in this Section 8, Secured Party's authority as Pledgor's attorney-in-fact under subsections (b),
(c) and (d) shall be exercisable only after the occurrence and during the continuance of an Event of Default.

                  SECTION 9. Secured Party May Perform. If Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor in accordance with Section
10.2 of the Credit Agreement.

                  SECTION 10. Standard of Care. The powers conferred on Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Pledged Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the

Secured Obligations or any guaranty therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.

                  SECTION 11.  Remedies.

                  (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Pledged Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Secured Party or any Lender or Interest Rate Exchanger may be the purchaser of any or all of the Pledged Collateral at any such sale and Secured Party, as agent for and representative of Agents, Lenders, Issuing Lenders, Swing Line Lender and Interest Rate Exchangers (but not any Agent or Agents, Lender or Lenders, Issuing Lender or Issuing Lenders, Swing Line Lender or Interest Rate Exchanger or Interest Rate Exchangers in its or their respective individual capacities unless Requisite Obligees (as defined in Section 14(a)) shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned, provided, however, that if a sale is postponed for more than 60 days, Secured Party shall re-notice Pledgor of any subsequent sale of the affected Pledged Collateral in accordance with the second-preceding sentence hereof. Pledgor hereby waives any claims against Secured Party to the extent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree, provided, however, that the price at which any Pledged Collateral shall be sold at any public or private sale shall be commercially reasonable. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, Pledgor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

                  (b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it, and any assessment of commercial reasonableness in connection with a private sale shall take into account Pledgor's agreement that private sales are an acceptable means to Secured Party's realization of the value of the Pledged Collateral.

                  (c) If Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

                  SECTION 12. Application of Proceeds. All proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied as provided in subsection 2.4D of the Credit Agreement.

                  SECTION 13. Continuing Security Interest; Transfer of Loans. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall automatically terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination Secured Party will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence or effect such termination, and Pledgor shall be entitled to the prompt return, upon its request and at its expense, against receipt and without recourse to Secured Party, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

                  SECTION 14.  Secured Party as Agent.

                  (a) Secured Party has been appointed to act as Secured Party by Agents, Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Pledged Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in Section 11 in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents and subject to payment of agreed fees, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "Requisite Obligees"). In furtherance of the foregoing provisions of this Section 14(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Pledged Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Agents, Lenders and Interest Rate Exchangers in accordance with the terms of this Section 14(a).

                  (b) Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection
9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this

Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

                  SECTION 15. Amendments; Etc. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

                  SECTION 16. Notices. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.8 of the Credit Agreement.

                  SECTION 17. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  SECTION 18. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

                  SECTION 19. Governing Law; Terms. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

                  SECTION 20. Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                         ARTERIAL VASCULAR ENGINEERING, INC.



                                         By: ___________________________________
                                           Title:



                                         ROYAL BANK OF CANADA, as Administrative
                                         Agent, as Secured Party



                                         By: ___________________________________
                                           Title:

                                   SCHEDULE I


                  Attached to and forming a part of the Pledge Agreement dated as of September 30, 1998 between Arterial Vascular Engineering, Inc. as Pledgor, and Royal Bank of Canada, as Administrative Agent, as Secured Party.




                                     Part A

                     Class of      Stock Certi-          Par           Number of
Stock Issuer          Stock        ficate Nos.           Value           Shares
------------          -----        -----------           -----           ------




                                     Part B

Debt Issuer                           Amount of Indebtedness

                                   SCHEDULE II


                                PLEDGE AMENDMENT


                  This Pledge Amendment, dated ____________, ____, is delivered pursuant to Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated as of September 30, 1998, between the undersigned and Royal Bank of Canada, as Administrative Agent, as Secured Party (the "Pledge Agreement," capitalized terms defined therein being used herein as therein defined), and that the [Pledged Shares] [Pledged Debt] listed on this Pledge Amendment shall be deemed to be part of the [Pledged Shares] [Pledged Debt] and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

                                      ARTERIAL VASCULAR ENGINEERING, INC.


                                      By: ___________________________
                                     Title:





                   Class of         Stock Certi-          Par          Number of
Stock Issuer        Stock           ficate Nos.           Value          Shares
------------        -----           -----------           -----          ------








Debt Issuer                          Amount of Indebtedness

                                   EXHIBIT XVI

                          [FORM OF SECURITY AGREEMENT]

                               SECURITY AGREEMENT


                  This SECURITY AGREEMENT (this "Agreement") is dated as of September 30, 1998 and entered into by and between ARTERIAL VASCULAR ENGINEERING, INC. , a Delaware corporation ("Company"), each of THE UNDERSIGNED DIRECT AND INDIRECT SUBSIDIARIES of Company (each of such undersigned Subsidiaries being a "Subsidiary Grantor" and collectively "Subsidiary Grantors", and each of Company and Subsidiary Grantors being a "Grantor" and collectively "Grantors"; provided that after the Closing Date, "Grantors" shall include any Additional Grantors (as hereinafter defined)) and ROYAL BANK OF CANADA, as Administrative Agent, for the benefit of Agents, Issuing Lenders, Swing Line Lender and Lenders party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined)(in such agent capacity for all such parties, the "Secured Party" herein).

                             PRELIMINARY STATEMENTS

                  A. Secured Party, Agents and Lenders have entered into a Credit Agreement dated as of September 30, 1998 (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Company pursuant to which Agents have undertaken certain obligations and Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company.

                  B. Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements with one or more Lenders (collectively, the "Lender Interest Rate Agreements") (such Lenders in such capacity, collectively, "Interest Rate Exchangers") in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Company under the Lender Interest Rate Agreements, including, without limitation, the obligation of Company to make payments thereunder in the event of early termination thereof (all such obligations being the "Interest Rate Obligations"), together with all obligations of Company under the Credit Agreement and the other Loan Documents, be secured hereunder.

                  C. Subsidiary Grantors have executed and delivered that certain Subsidiary Guaranty dated as of September 30, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Subsidiary Guaranty") in favor of Secured Party for the benefit of Lenders, Issuing Lenders, Swing Line Lender and Interest Rate Exchangers, pursuant to which each Subsidiary Grantor has guaranteed the prompt payment and performance when due of all obligations of Company under the Credit Agreement and all obligations of Company under the Lender Interest Rate Agreements, including, without limitation, the obligation of Company to make payments thereunder in the event of early termination thereof.



                                     XVI-1

                  D. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Grantors shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

                  NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement (including, without limitation, the issuance of Letters of Credit or the purchase of participations therein) and to induce the Agents to undertake their obligations and Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with Secured Party as follows:

                  SECTION 1. Grant of Security. Each Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Collateral"):

                  (a) all equipment in all of its forms, all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

                  (b) all inventory in all of its forms (including, but not limited to, (i) all goods held by such Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in such Grantor's business, (iii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind and (iv) all goods which are returned to or repossessed by such Grantor, and all accessions thereto and products thereof (all such inventory, accessions and products being the "Inventory") and all negotiable documents of title (including, without limitation, warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "Negotiable Document of Title");

                  (c) all accounts, contract rights, chattel paper, documents, instruments, general intangibles and other rights and obligations of any kind owned by or owing to such Grantor and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, general intangibles or other obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations being the "Accounts", and any and all such security agreements, leases and other contracts being the "Related Contracts");

                  (d) the agreements to which any Grantor is party, as each such agreement may be amended, restated, supplemented or otherwise modified from time to time (said agreements, as so amended, restated, supplemented or otherwise modified, being referred to herein individually as an "Assigned Agreement" and collectively as the "Assigned Agreements"), including, without limitation, (i) all rights of such Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) all



                                     XVI-2
claims of such Grantor for damages arising out of any breach of or default under the Assigned Agreements, and (iv) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

                  (e) all deposit accounts, including, without limitation, the deposit accounts listed on Schedule 1(e) annexed hereto and all other deposit accounts maintained with Secured Party;

                  (f) the "Intellectual Property Collateral", which term means:

                  (i) all right, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in
                  Schedule 1(f)(i), as the same may be amended pursuant hereto from time to time) (collectively, the "Trademarks"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof (including, without limitation, the registrations and applications specifically identified in Schedule 1(f)(i), as the same may be amended pursuant hereto from time to time) (the "Trademark Registrations"), all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof (the "Trademark Rights"), and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith (the "Associated Goodwill"):

                  (ii) all right, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and right, title and interests in patents and patent applications under any domestic law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule 1(f)(ii), as the same may be amended pursuant hereto from time to time), all rights (but not obligations) corresponding thereto (including, without limitation, the right (but not the obligation), exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements in the name of such Grantor or in the name of Secured Party or Lenders), and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "Patents"); it being understood that the rights and interests included in the Intellectual Property Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of such Grantor pertaining to patent



                                     XVI-3
                  applications and patents presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of such Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties; and

                  (iii) all right, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software, layouts, trade dress, drawings, designs, writings, and formulas owned by Grantor (including, without limitation, the works listed on
                  Schedule 1(f)(iii), as the same may be amended pursuant hereto from time to time) (collectively, the "Copyrights"), all copyright registrations issued to such Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon by Grantor in the United States and any state thereof (including, without limitation, the registrations listed on Schedule 1(f)(iii), as the same may be amended pursuant hereto from time to time) (collectively, the "Copyright Registrations"), all common law and other rights in and to the Copyrights in the United States and any state thereof, including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "Copyright Rights"), including, without limitation, each of the
                  Copyrights, rights, titles and interests in and to the Copyrights and works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of such Grantor), authored (as a work for hire for the benefit of such Grantor), or acquired by such Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue for past, present and future infringements of the Copyrights and Copyright Rights;

                  (iv) all information used or useful or arising from the business including all goodwill, trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information;

                  (g) to the extent not included in any other  paragraph of this
Section 1, all other general intangibles (including, without limitation, tax refunds, rights to payment or performance, choses in action and judgments taken on any rights or claims included in the Collateral);

                  (h) all plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;

                  (i) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information



                                     XVI-4
relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

                  (j) all investment property (as defined in the Uniform Commercial Code as currently in effect in the State of New York (the "UCC")) of Grantor, and any securities accounts (as defined in the UCC) held in the name of Grantor and any security entitlements (as defined in the UCC) held therein;

                  (k) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                  Notwithstanding the foregoing provisions of this Section 1, the grant of a security interest as provided herein shall not extend to, and the term "Collateral" shall not include: (i) any accounts, contracts, licenses or other general intangibles of Grantor, or any permits, instruments or chattel paper of Grantor, if and to the extent such account, contract, license, general intangible, permit, instruments or chattel paper contains restrictions on assignments and the creation of Liens, or under which such an assignment or Lien would cause a default to occur under such account, contract, license, general intangible, permit, instrument or chattel paper (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-318(4) of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect; (ii) motor vehicles or other vehicles owned or leased by Grantor; (iii) the lease of real property by Grantor as lessee or sublessee not required to be subject to a Mortgage under the Credit Agreement; or (iv) copyrights, Trademarks, Patents and similar Intellectual Property interests held under the laws of countries other than the United States of America other than as set forth on the Exhibit hereto (collectively, "Security Agreements Excluded Collateral").

                  SECTION 2. Security for Obligations. This Agreement and the security interest granted hereunder secure, and the Collateral assigned by each Grantor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including, without limitation, the payment of amounts that would become due but for the operation of the automatic stay under
Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a)), of all Secured Obligations with respect to such Grantor. "Secured Obligations" means:

                  (a) with respect to Company, all obligations and liabilities of every nature of Company to any Agent, Lender, Issuing Lender, Swing Line Lender or Interest Rate Exchanger now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and any Lender Interest Rate Agreement, and



                                     XVI-5

                  (b) with respect to each Subsidiary Grantor and Additional Grantor, all obligations and liabilities of every nature of such Grantors now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty;

in each case together with all extensions or renewals thereof, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to Company or any Grantor, would accrue on such obligations, whether or not a claim is allowed against Company or such Grantor for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise and all obligations of every nature of Grantors now or hereafter existing under this Agreement.

                  SECTION 3. Grantors Remain Liable. Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  SECTION  4.  Representations  and  Warranties.   Each  Grantor
represents and warrants as follows:

                  (a) Ownership of Collateral. Except as expressly permitted by the Credit Agreement and for the security interest created by this Agreement, such Grantor owns the Collateral in which it purports to grant a security interest free and clear of any Lien. Except as expressly permitted by the Credit Agreement and such as may have been filed in favor of Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

                  (b) Locations of Equipment and Inventory. All of the Equipment and Inventory is, as of the date hereof, located at the places specified in
Schedule 4(b) annexed hereto.

                  (c) Negotiable Documents of Title. No Negotiable Documents of Title are outstanding with respect to any of the Inventory (other than in respect of (i) Inventory with an aggregate value not in excess of $________ or
(ii) Inventory  which, in the ordinary course of business,  is in transit either
(A) from a supplier  to any  Grantor,  (B) between the  locations  specified  in
Schedule 4(b) hereto, or (C) to customers of any Grantor).



                                     XVI-6

                  (d) Office Locations. The chief executive office, or, if such Grantor has no chief executive office, its principal place of business, and the office where Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts are, and have been for the four month period preceding the date hereof, (or if such grantor was formed in last 4 months, since such Grantor was formed) located at the locations set forth on
Schedule 4(d) annexed hereto.

                  (e) Names. No Grantor has in the past done, and no Grantor now does, business under any other name (including any trade-name or fictitious business name) except the names listed in Schedule 4(e) annexed hereto.

                  (f) Delivery of Certain Collateral. All notes and other instruments (excluding checks) included in the Collateral have been delivered to Secured Party duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank.

                  (g) Intellectual Property Collateral.

                  (i) A true and complete list of all Trademark Registrations and Trademark applications owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth in Schedule 1(f)(i);

                  (ii) a true and complete list of all Patents owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth in Schedule 1(f)(ii);

                  (iii) a true and complete list of all Copyright Registrations and applications for Copyright Registrations held (whether pursuant to a license or otherwise) by such Grantor, in whole or in part, is set forth in Schedule 1(f)(iii);

                  (iv) after reasonable inquiry, such Grantor is not aware of any pending or threatened claim by any third party that any of the Intellectual Property Collateral owned, held or used by such Grantor is invalid or unenforceable; and

                  (v) no effective security interest or other Lien covering all or any part of the Intellectual Property Collateral is on file in the United States Patent and Trademark Office or the United States Copyright Office.

                  (h) Perfection. The security interests in the Collateral granted to Secured Party for the ratable benefit of the Lenders and Interest Rate Exchangers hereunder constitute valid security interests in the Collateral, securing the payment of the Secured Obligations. Upon the filing of UCC financing statements naming the applicable Grantor as "debtor", naming Secured Party as "secured party" and describing the Collateral in the filing offices set forth on Schedule 4(h) annexed hereto, and in the case of the Intellectual Property Collateral, in addition, the filing of a Grant of Trademark Security Interest, substantially in the form of Exhibit I and a Grant of Patent Security Interest, substantially in the form of Exhibit II, with the United States Patent and Trademark Office and the filing of a Grant of Copyright Security Interest, substantially in the form of Exhibit III, with the United States Copyright Office, the security interests in the Collateral granted to Secured Party for the ratable benefit of the Lenders and Interest Rate Exchangers will, to the extent a security interest in the Collateral may be perfected by filing UCC



                                     XVI-7
financing statements and, in the case of the Intellectual Property Collateral, in addition to the filing of such UCC Financing Statements, by the filing of a Grant of Trademark Security Interest and Grant of Patent Security Interest with the United States Patent and Trademark Office and a Grant of Copyright Security Interest with the United States Copyright Office, constitute perfected security interests therein prior to all other Liens (except for Permitted Encumbrances), and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

                  SECTION 5.  Further Assurances.

                  (a) Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) mark conspicuously each item of chattel paper included in the Accounts, and at the request of Secured Party, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) at the request of Secured Party, deliver and pledge to Secured Party hereunder all promissory notes and other instruments (including checks) and all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party,
(iii) take all such further action and execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby (including, without limitation, giving Secured Party control (as defined in section 8-106 of the Uniform Commercial Code as currently in effect in the State of New York (the "UCC")) over any Pledged Collateral that is investment property or uncertificated securities (each as defined in the UCC) in order to perfect Secured Party's interest in such Pledged Collateral in accordance with the UCC), (iv) promptly after the acquisition by Grantor of any item of Equipment constituting Collateral which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, (v) at any reasonable time during normal business hours of such Grantor, upon no fewer than two Business Days prior request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, and (vi) at Secured Party's reasonable request, appear in and defend any action or proceeding that may materially impair Grantor's title to or Secured Party's security interest in all or any part of the Collateral.

                  (b) Without  limiting the  generality of the foregoing  clause
(a) and except with respect to any Security Agreement Excluded Collateral, if any Grantor shall hereafter obtain rights to any new Intellectual Property Collateral or become entitled to the benefit of (i) any Patent or any improvement or renewal of any Patent; or (ii) any Copyright Registration, application for Registration or renewals or extension of any Copyright Registration; or (iii) any



                                     XVI-8

Trademark Registration or application for a Trademark Registration , then in any such case, the provisions of this Agreement shall automatically apply thereto. Each Grantor shall promptly notify Secured Party in writing of any of the foregoing rights acquired by such Grantor after the date hereof. Promptly after the filing of an application for any (1) Trademark Registration; (2) Patent; or
(3) Copyright Registration, each Grantor shall execute and deliver to Secured Party and record in all places where this Agreement is recorded a Security Agreement Supplement, substantially in the form of Exhibit IV, pursuant to which such Grantor shall grant to Secured Party a security interest to the extent of its interest in such Intellectual Property Collateral.

                  (c) Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of any Grantor. Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

                  (d) Each Grantor  hereby  authorizes  Secured  Party to modify this Agreement without obtaining such Grantor's approval of or signature to such modification by amending Schedules 1(f)(i), 1(f)(ii), and 1(f)(iii), as applicable, to include reference to any right, title or interest in any existing Intellectual Property Collateral or any Intellectual Property Collateral acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property Collateral in which any Grantor no longer has or claims any right, title or interest.

                  (e) Each Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

                  SECTION 6. Certain Covenants of Grantors. Each Grantor shall:

                  (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

                  (b) notify Secured Party of any change in such Grantor's name, identity or corporate structure within 15 days of such change;

                  (c) give Secured Party five days' prior written notice of any change in such Grantor's chief place of business, chief executive office or residence or the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts;

                  (d) if Secured Party gives value to enable such Grantor to acquire rights in or the use of any Collateral, use such value for such purposes; and

                  (e) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that such Grantor shall in any event pay such taxes, assessments,



                                     XVI-9
charges, levies or claims not later than five days prior to the date of any proposed sale under any judgement, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment.

                  SECTION 7. Special Covenants With Respect to Equipment and Inventory. Each Grantor shall:

                  (a) keep the Equipment and Inventory owned by such Grantor in the jurisdictions therefor specified on Schedule 4(b) annexed hereto or in such other jurisdictions which such Grantor shall have disclosed to Secured Party within 15 days of the removal of such Collateral to such other jurisdiction; provided that all action on the part of such Grantor that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken or can and will promptly be taken (including any actions required to continue perfection of an existing security interest in such Collateral in such new jurisdiction);

                  (b) cause the Equipment owned by such Grantor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with such Grantor's past practices, and shall forthwith make or cause to be made all repairs, replacements and other improvements in connection therewith that, in the good faith determination of such Grantor, are necessary or desirable to such end. Each Grantor shall promptly furnish to Secured Party a statement respecting any material loss or damage to any of the Equipment owned by such Grantor;

                  (c) keep correct and accurate records of the Inventory owned by such Grantor, itemizing and describing the kind, type and quantity of Inventory, such Grantor's cost therefor and (where applicable) the current list prices for the Inventory;

                  (d) if any Inventory is in possession or control of any of such Grantor's agents or processors, if the aggregate book value of all such Inventory exceeds $1,000,000, and in any event upon the occurrence of an Event of Default (as defined in the Credit Agreement) or the occurrence of an Early Termination Date (as defined in a Master Agreement or an Interest Rate Swap Agreement or Interest Rate and Currency Exchange Agreement, each of such Agreements in the form prepared by the International Swap and Derivatives Association Inc. or a similar event under any similar swap agreement) under any Lender Interest Rate Agreement (either such occurrence being an "Event of Default" for purposes of this Agreement), instruct such agent or processor to hold all such Inventory for the account of Secured Party and subject to the instructions of Secured Party; and

                  (e) promptly upon the issuance and delivery to such Grantor of any Negotiable Document of Title (other than any one or more Negotiable Documents of Title covering (i) Inventory with an aggregate value not in excess of $1,000,000 or (ii) Inventory which, in the ordinary course of business, is in transit either (A) from a supplier to such Grantor, (B) between the locations specified in Schedule 4(b) hereto, or (C) to customers of such Grantor), deliver such Negotiable Document of Title to Secured Party.



                                     XVI-10

                  SECTION 8. Insurance. Each Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Credit Agreement.

                  SECTION 9. Special Covenants with respect to Accounts and Related Contracts.

                  (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts and Related Contracts, and all originals of all chattel paper that evidence Accounts, in the jurisdictions therefor specified in Section 4 or, in such other jurisdictions which such Grantor shall have disclosed to Secured Party within 15 days of the removal to such other jurisdiction; provided that all action on the part of such Grantor that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Accounts and Related Contracts shall have been taken or can and will promptly be taken (including any actions required to continue perfection of an existing security interest in such Collateral in such new jurisdiction). Each Grantor will hold and preserve such records and chattel paper and will permit representatives of Secured Party at any time during normal business hours upon no fewer than two Business Days' prior written notice to inspect and make abstracts from such records and chattel paper, and each Grantor agrees to render to Secured Party, at such Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of Secured Party, each Grantor shall deliver to Secured Party complete and correct copies of each Related Contract.

                  (b) Each Grantor shall, at its own expense, maintain (i) complete records of each Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

                  (c) Except as otherwise provided in this subsection (c), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts and Related Contracts. In connection with such collections, each Grantor may take (and from the occurrence and continuation of an Event of Default, at Secured Party's direction, shall take) such action as may be necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default or a Potential Event of Default and upon written notice to such Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and at the expense of Grantors, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments)



                                     XVI-11
received by such Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 18, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

                  SECTION 10. Special Provisions With Respect to the Assigned Agreements.

                  (a)      Each Grantor shall at its expense:

                  (i) perform and observe all material terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms, and take all such action to such end as may be from time to time reasonably requested by Secured Party; and

                  (ii) furnish to Secured Party, promptly upon receipt thereof, copies of all notices, requests and other documents received by Grantor under or pursuant to the Assigned Agreements, and from time to time (A) furnish to Secured Party such information and reports regarding the Assigned Agreements as Secured Party may reasonably request and (B) upon request of Secured Party make to the other parties under such Assigned Agreements such demands and requests for information and reports or for action as Grantor is entitled to make under the Assigned Agreements.

                  (b) From and after the occurrence and during the continuance of an Event of Default, no Grantor shall:

                  (i) cancel or terminate any of the Assigned Agreements or consent to or accept any cancellation or termination thereof;

                  (ii) amend or otherwise modify the Assigned Agreements or give any consent, waiver or approval thereunder;

                  (iii) waive any default under or breach of the Assigned Agreements;

                  (iv) consent to or permit or accept any prepayment of amounts to become due under or in connection with the Assigned Agreements, except as expressly provided therein; or

                  (v) take any other action in connection with the Assigned Agreements,

in each case to the extent that such action would materially impair the value of the interest or rights of such Grantor thereunder or that would materially impair the interest or rights of Secured Party.

                  SECTION 11. Deposit Accounts. Upon the occurrence and during the continuation of an Event of Default, Secured Party may exercise dominion and control over, and



                                     XVI-12
refuse to permit further withdrawals (whether of money, securities, instruments or other property) from any deposit accounts maintained with Secured Party constituting part of the Collateral.

                  SECTION   12.   Special   Provisions   With   Respect  to  the
Intellectual Property Collateral.

                  (a)      Each Grantor shall:

                  (i) diligently keep reasonable records respecting the Intellectual Property Collateral and at all times keep at least one complete set of its records concerning such Collateral at its chief executive office or principal place of business;

                  (ii) hereafter use best efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, such Grantor's rights and interests in any property included within the definitions of any Intellectual Property Collateral acquired under such contracts;

                  (iii) take any and all reasonable steps to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property Collateral, including, without limitation, where appropriate entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

                  (iv) use proper statutory notice in connection with its use of any of the Intellectual
                  Property Collateral;

                  (v) use a commercially appropriate standard of quality (which may be consistent with such Grantor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks; and

                  (vi) furnish to Secured Party from time to time at Secured Party's reasonable request statements and schedules further identifying and describing any Intellectual Property Collateral and such other reports in connection with such Collateral, all in reasonable detail.

                  (b) Except as otherwise provided in this Section 12, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof. In connection with such collections, each Grantor may take (and, from and after the occurrence and during the continuation of and Event of Default at Secured Party's reasonable direction, shall take) such action as may be reasonably necessary or advisable to enforce collection of such amounts; provided, Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to Secured Party, and, upon such notification and at the expense of such Grantor, to enforce



                                     XVI-13
collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence and during the continuation of any Event of Default, (i) all amounts and proceeds (including checks and other instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by
Section 19, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

                  (c) Each Grantor shall have the duty diligently, through counsel reasonably acceptable to Secured Party, to prosecute, file and/or make, unless and until such Grantor, in its commercially reasonable judgment, decides otherwise, (i) any application relating to any of the Intellectual Property Collateral owned, held or used by such Grantor and identified on Schedules 1(f)(i), 1(f)(ii) or 1(f)(iii), as applicable, that is pending as of the date of this Agreement, (ii) any Copyright Registration on any existing or future unregistered but copyrightable works (except for works of nominal commercial value or with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration), (iii) application on any future patentable but unpatented innovation or invention comprising Intellectual Property Collateral, and (iv) any Trademark opposition and cancellation proceedings, renew Trademark Registrations and Copyright Registrations and do any and all acts which are necessary or desirable to preserve and maintain all rights in all Intellectual Property Collateral. Any expenses incurred in connection therewith shall be borne solely by Grantors. Subject to the foregoing, each Grantor shall give Secured Party prior written notice of any abandonment of any Intellectual Property Collateral or any pending patent application or any Patent.

                  (d) Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral. Secured Party shall provide, at such Grantor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party. Each Grantor shall promptly, following its becoming aware thereof, notify Secured Party of the institution of, or of any adverse determination in, any proceeding (whether in the United States Patent and Trademark Office, the United States Copyright Office or any federal, state, local or foreign court) or regarding such Grantor's ownership, right to use, or interest in any Intellectual Property Collateral. Each Grantor shall provide to Secured Party any information with respect thereto requested by Secured Party.

                  (e) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuation of an Event of Default, hereby assigns, transfers and conveys to Secured Party the nonexclusive right and license to use all trademarks, tradenames, copyrights, patents or technical processes (including, without limitation, the Intellectual Property Collateral) owned or used by such Grantor that relate to the Collateral and any
other   collateral   granted  by  such  Grantor



                                     XVI-14
as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral. This right shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor. In addition, each Grantor hereby grants to Secured Party and its employees, representatives and agents the right to visit such Grantor's and any of its Affiliate's or subcontractor's plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered under any of the Intellectual Property Collateral (or which were so utilized during the prior six month period), and to inspect the quality control and all other records relating thereto upon reasonable advance written notice to such Grantor and at reasonable dates and times during normal business hours and as often as may be reasonably requested. If and to the extent that any Grantor is permitted to license the Intellectual Property Collateral, Secured Party shall promptly enter into a non-disturbance agreement or other similar arrangement, at such Grantor's request and expense, with such Grantor and any licensee of any Intellectual Property Collateral permitted hereunder in form and substance reasonably satisfactory to Secured Party pursuant to which (i) Secured Party shall agree not to disturb or interfere with such licensee's rights under its license agreement with such Grantor so long as such licensee is not in default thereunder, and (ii) such licensee shall acknowledge and agree that the Intellectual Property Collateral licensed to it is subject to the security interest created in favor of Secured Party and the other terms of this Agreement.

                  SECTION 13.  Transfers and Other Liens.  No Grantor shall:

                  (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or

                  (b) except for the security interest created by this Agreement and Permitted Encumbrances, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person.

                  SECTION 14. Secured Party Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

                  (a) to obtain and adjust insurance required to be maintained by such Grantor or paid to Secured Party pursuant to Section 8;

                  (b) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;



                                     XVI-15

                  (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

                  (d) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

                  (e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;

                  (f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

                  (g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantors' expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

                  Notwithstanding anything to the contrary in this Section 14, Secured Party's authority as Pledgor's attorney-in-fact shall be exercisable only after the occurrence and during the continuance of an Event of Default, except with respect to any actions necessary or advisable to perfect Secured Party's security interest in the Collateral.

                  SECTION 15. Secured Party May Perform. If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by such Grantor under Section 20(b).

                  SECTION 16. Standard of Care. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

                  SECTION 17. Remedies. If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant



                                     XVI-16
jurisdiction (the "Code") (whether or not the Code applies to the affected Collateral), and also may (a) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (b) enter onto the property where any
Collateral is located and take possession thereof with or without judicial process, (c) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (d) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (c) and collecting any Secured Obligation, and (e) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as are commercially reasonable. Secured Party or any Lender or Interest Rate Exchanger may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Agents, Lenders, Issuing Lenders, Swing Line Lender and Interest Rate Exchangers (but not any Agent or Agents, Lender or Lenders, Issuing Lender or Issuing Lenders, Swing Line Lender or Interest Rate Exchanger or Interest Rate Exchangers in its or their respective individual capacities unless Requisite Obligees (as defined in Section 22(a)) shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned, provided, however, that if a sale is postponed for more than 60 days, Secured Party shall re-notice Pledgor of any subsequent sale of the affected Pledged Collateral in accordance with the second-preceding sentence hereof. Each Grantor hereby waives any claims against Secured Party to the extent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree, provided, however, that the price at which any Collateral shall be sold at any public or private sale shall be commercially reasonable. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

                  SECTION 18. Additional Remedies for Intellectual Property Collateral.



                                     XVI-17

                  (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) Secured Party shall have the right (but not the obligation) to bring suit, in the name of any Grantor, Secured Party or otherwise, to enforce any Intellectual Property Collateral, in which event such Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify Secured Party as provided in Sections 10.2 and 10.3 of the Credit Agreement and Section 20 hereof, as applicable, in connection with the exercise of its rights under this Section, and, to the extent that Secured Party shall elect not to bring suit to enforce any Intellectual Property Collateral as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property
Collateral by others and for that purpose agrees to use its commercially reasonable judgement in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from Secured Party, each Grantor shall execute and deliver to Secured Party an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Secured Party (or any Lender) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral; and (iv) within five Business Days after written notice from Secured Party, each Grantor shall make available to Secured Party, to the extent within such Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as Secured Party may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Registrations and Trademark Rights, such persons to be available to perform their prior functions on Secured Party's behalf and to be compensated by Secured Party at such Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

                  (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to Secured Party of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, Secured Party shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to Secured Party as aforesaid, subject to any disposition thereof that may have been made by Secured Party; provided, after giving effect to such reassignment, Secured Party's security interest granted pursuant hereto, as well as all other rights and remedies of Secured Party granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Secured Party and Permitted Encumbrances.

                  SECTION 19. Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection



                                     XVI-18
from, or other realization upon all or any part of the Collateral shall be applied as provided in subsection 2.4D of the Credit Agreement.

                  SECTION 20.  Indemnity and Expenses.

                  (a) Grantors jointly and severally agree to indemnify Secured Party, each Lender and each Interest Rate Exchanger from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Lender's or Interest Rate Exchanger's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                  (b) Grantors jointly and severally agree to pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

                  (c) The obligations of Grantors in this Section 20 shall survive the termination of this Agreement and the discharge of Grantors' other obligations under this Agreement, the Lender Interest Rate Agreements, the Credit Agreement and the other Loan Documents.

                  SECTION 21. Continuing Security Interest; Transfer of Loans. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Grantors, their respective successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination Secured Party will, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence or effect such termination, and Grantor shall be entitled to the return, promptly upon its request and at its expense, of such Collateral which shall previously have been delivered to Secured Party as shall not have been sold or otherwise applied pursuant to the terms hereof.

                  SECTION 22.  Secured Party as Agent.

                  (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party



                                     XVI-19
shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in Section 17 in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents and subject to the payment of agreed fees, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "Requisite Obligees"). In furtherance of the foregoing provisions of this Section 22(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this
Section 22(a).

                  (b) Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection
9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

                  SECTION  23.  Additional  Grantors.   The  initial  Subsidiary
Grantors hereunder shall be such of the Subsidiaries of Company as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of Company may become parties hereto as additional Grantors (each an "Additional Grantor"), by executing an acknowledgement to this Agreement substantially in the form of Exhibit V annexed hereto. Upon delivery of any such acknowledgement to Administrative Agent and Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be



                                     XVI-20
as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

                  SECTION 24. Amendments; Etc. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantors; provided that any amendment hereto pursuant to Section 23 shall be effective upon execution by any Additional Grantor, and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

                  SECTION 25. Notices. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.8 of the Credit Agreement or as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

                  SECTION 26. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  SECTION 27. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  SECTION 28. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

                  SECTION 29. Governing Law; Terms. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW



                                     XVI-21

OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. The rules of construction set forth in subsection 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

                  SECTION 30. Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 25; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 30 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

                  SECTION 31. Waiver of Jury Trial. GRANTORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Grantor and Secured Party acknowledge that this waiver is a material inducement for Grantors and Secured Party to enter into a business relationship, that Grantors and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A



                                     XVI-22

MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 32 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

                  SECTION 32. Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]



                                     XVI-23

                  IN WITNESS WHEREOF, Grantor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        ARTERIAL VASCULAR ENGINEERING, INC.


                                        By: ____________________________
                                          Name: _______________________
                                          Title: _____________________


                                        Each of the entities listed on  Schedule
                                        A annexed hereto


                                        By: ____________________________
                                             on behalf of each of  the  entities
                                             listed on Schedule A annexed hereto

                                             Name: _______________________
                                             Title: ____________________





                                     XVI-24

                                         ROYAL BANK OF CANADA, as Administrative
                                         Agent, as Secured Party



                                         By:______________________________
                                          Name:___________________________
                                          Title:__________________________




                                     XVI-25

                                   Schedule A



Name                               Notice Address for each Subsidiary Grantor



                                     XVI-26

                               SCHEDULE 1(f)(i) TO
                               SECURITY AGREEMENT

U.S. Trademarks:

                                Trademark       Registration       Registration
       Registered Owner        Description         Number              Date
       ----------------        -----------         ------              ----





                                     XVI-27

                              SCHEDULE 1(f)(ii) TO
                               SECURITY AGREEMENT


U.S. Patents Issued:

         Patent No.        Issue Date        Invention          Inventor
         ----------        ----------        ---------          --------





U.S. Patents Pending:

      Applicant's          Date         Application
          Name             Filed          Number         Invention      Inventor
          ----             -----          ------         ---------      --------




                                     XVI-28

                              SCHEDULE 1(f)(iii) TO
                               SECURITY AGREEMENT


U.S. Copyrights:

Title         Registration No.       Date of Issue      Registered Owner
-----         ----------------       -------------      ----------------



Pending U.S. Copyright Registrations & Applications:

Title    Reference No.     Date of Application       Copyright Claimant
-----    -------------     -------------------       ------------------




                                     XVI-29

                                  SCHEDULE 4(b)
                                       TO
                               SECURITY AGREEMENT

                      Locations of Equipment and Inventory

Name of Grantor                      Locations of Equipment and Inventory
---------------                      ------------------------------------



                                     XVI-30

                                  SCHEDULE 4(d)
                                       TO
                               SECURITY AGREEMENT

                                Office Locations


Name of Grantor                                              Office Locations
---------------                                              ----------------




                                     XVI-31

                                  SCHEDULE 4(e)
                                       TO
                               SECURITY AGREEMENT

                                   Other Names

Name of Grantor                                             Other Names
---------------                                             -----------





                                     XVI-32

                                  SCHEDULE 4(h)
                                       TO
                               SECURITY AGREEMENT

                                 Filing Offices
                                 --------------




                                     XVI-33

                                                                    EXHIBIT I TO
                                                              SECURITY AGREEMENT

                 [FORM OF GRANT OF TRADEMARK SECURITY INTEREST]

                      GRANT OF TRADEMARK SECURITY INTEREST


         WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below); and

         WHEREAS, Arterial Vascular Engineering, a Delaware corporation ("Company"), has entered into a Credit Agreement dated as of September 30, 1998 (said Credit Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement") with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Paribas, as Documentation Agent, and Royal Bank of Canada, as Administrative Agent (in such capacity, "Secured Party"), pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

         WHEREAS, Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements (collectively, the "Lender Interest Rate Agreements") with one or more Lenders (in such capacity, collectively, "Lender Counterparties"); and

         [Insert if Grantor is a Subsidiary:] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of September 30, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Guaranty") in favor of Secured Party for the benefit of Lenders and any Lender Counterparties, pursuant to which Grantor has guaranteed the prompt payment and performance when due of all obligations of Company under the Credit Agreement and the other Loan Documents and all obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof; and]

         WHEREAS, pursuant to the terms of a Security Agreement dated as of September 30, 1998 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Trademark Collateral;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which

                                     XVI-34

Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Trademark Collateral"):

                  (iv) all right, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in Schedule A) (collectively, the "Trademarks"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof (including, without limitation, the registrations and applications specifically identified in Schedule A) (the "Trademark Registrations"), all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof (the "Trademark Rights"), and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith (the "Associated Goodwill"); and

                  (v) all proceeds, products, rents and profits of or from any and all of the foregoing Trademark Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trademark Collateral. For purposes of this Grant of Trademark Security Interest, the term "proceeds" includes whatever is receivable or received when Trademark Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Trademark Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

          Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                                     XVI-35

         IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the 30th day of September, 1998.

                                             [NAME OF GRANTOR]


                                             By:_____________________________
                                               Name:_________________________
                                               Title:__________________________

                                     XVI-36

                                   SCHEDULE A
                                       TO
                      GRANT OF TRADEMARK SECURITY INTEREST

                         United States
                           Trademark            Registration        Registration
Registered Owner          Description              Number               Date
----------------          -----------              ------               ----

                                     XVI-37

                                                                   EXHIBIT II TO
                                                              SECURITY AGREEMENT

                   [FORM OF GRANT OF PATENT SECURITY INTEREST]

                        GRANT OF PATENT SECURITY INTEREST


         WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below); and

         WHEREAS, Arterial Vascular Engineering, a Delaware corporation ("Company"), has entered into a Credit Agreement dated as of September 30, 1998 (said Credit Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement") with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Paribas, as Documentation Agent, and Royal Bank of Canada, as Administrative Agent (in such capacity, "Secured Party") and as syndication agent and arranger, pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

         WHEREAS, Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements (collectively, the "Lender Interest Rate Agreements") with one or more Lenders (in such capacity, collectively, "Lender Counterparties"); and

         [Insert if Grantor is a Subsidiary:] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of September 30, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Guaranty") in favor of Secured Party for the benefit of Lenders and any Lender Counterparties, pursuant to which Grantor has guaranteed the prompt payment and performance when due of all obligations of Company under the Credit Agreement and the other Loan Documents and all obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof; and]

         WHEREAS, pursuant to the terms of a Security Agreement dated as of September 30, 1998 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Patent Collateral;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which

                                     XVI-38

Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Patent Collateral"):

                  (vi) all right, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule A), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "Patents"); and

                  (vii) all proceeds, products, rents and profits of or from any and all of the foregoing Patent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Patent Collateral. For purposes of this Grant of Patent Security Interest, the term "proceeds" includes whatever is receivable or received when Patent Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

         Notwithstanding anything herein to the contrary, in no event shall the Patent Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Patent Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

         Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

             [The remainder of this page intentionally left blank.]

                                     XVI-39

         IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the 30th day of September, 1998.

                                            [NAME OF GRANTOR]


                                            By:_____________________________
                                              Name:__________________________
                                              Title:___________________________

                                     XVI-40

                                   SCHEDULE A
                                       TO
                        GRANT OF PATENT SECURITY INTEREST


Patents Issued:

         Patent No.            Issue Date           Invention           Inventor
         ----------            ----------           ---------           --------




Patents Pending:

      Applicant's        Date        Application
          Name           Filed         Number         Invention         Inventor
          ----           -----         ------         ---------         --------


                                     XVI-41

                                                                  EXHIBIT III TO
                                                              SECURITY AGREEMENT

                 [FORM OF GRANT OF COPYRIGHT SECURITY INTEREST]

                      GRANT OF COPYRIGHT SECURITY INTEREST


         WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below); and

         WHEREAS, Arterial Vascular Engineering, a Delaware corporation ("Company"), has entered into a Credit Agreement dated as of September 30, 1998 (said Credit Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement") with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Paribas, as Documentation Agent, and Royal Bank of Canada, as Administrative Agent (in such capacity, "Secured Party") and as syndication agent and arranger, pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

         WHEREAS, Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements (collectively, the "Lender Interest Rate Agreements") with one or more Lenders (in such capacity, collectively, "Lender Counterparties"); and

         [Insert if Grantor is a Subsidiary:] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of September 30, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Guaranty") in favor of Secured Party for the benefit of Lenders and any Lender Counterparties, pursuant to which Grantor has guaranteed the prompt payment and performance when due of all obligations of Company under the Credit Agreement and the other Loan Documents and all obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof; and]

         WHEREAS, pursuant to the terms of a Security Agreement dated as of September 30, 1998 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Copyright Collateral;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which

                                     XVI-42

Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Copyright Collateral"):

                  (i) all right, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works listed on Schedule A, as the same may be amended pursuant hereto from time to time) (collectively, the "Copyrights"), all copyright registrations issued to Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof (including, without limitation, the registrations listed on Schedule A, as the same may be amended pursuant hereto from time to time) (collectively, the "Copyright Registrations"), all common law and other rights in and to the Copyrights in the United States and any state thereof including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "Copyright Rights"), including, without limitation, each of the
                  Copyrights, rights, titles and interests in and to the Copyrights and works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of Grantor), authored (as a work for hire for the benefit of Grantor), or acquired by Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of such Grantor or in the name of Secured Party or Lenders for past, present and future infringements of the Copyrights and Copyright Rights; and

                  (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Copyright Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Copyright Collateral. For purposes of this Grant of Copyright Security Interest, the term "proceeds" includes whatever is receivable or received when Copyright Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                                     XVI-43

         Notwithstanding anything herein to the contrary, in no event shall the Copyright Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Copyright Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

         Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

             [The remainder of this page intentionally left blank.]

                                     XVI-44

         IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the 30th day of September, 1998.

                                            [NAME OF GRANTOR]


                                            By:_____________________________
                                              Name:_________________________
                                              Title:__________________________

                                     XVI-45

                                   SCHEDULE A
                                       TO
                      GRANT OF COPYRIGHT SECURITY INTEREST


U.S. Copyrights:

Title         Registration No.      Date of Issue        Registered Owner
-----         ----------------      -------------        ----------------



Pending U.S. Copyright Registrations & Applications:

Title    Reference No.     Date of Application       Copyright Claimant
-----    -------------     -------------------       ------------------

                                     XVI-46

                                                                   EXHIBIT IV TO
                                                              SECURITY AGREEMENT

                          SECURITY AGREEMENT SUPPLEMENT

         This SECURITY AGREEMENT SUPPLEMENT, dated ____________, ____, is delivered pursuant to the Security Agreement, dated as of September 30, 1998 (as it may be from time to time amended, modified or supplemented, the "Security Agreement"), among Arterial Vascular Engineering, Inc., the other Grantors named therein, and Royal Bank of Canada, as Secured Party. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

         Subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the Intellectual Property Collateral listed on Supplemental Schedule [1(f)(i)] [1(f)(ii)] [1(f)(iii)] attached hereto, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. All such Intellectual Property Collateral shall be deemed to be part of the Collateral and hereafter subject to each of the terms and conditions of the Security Agreement.

         IN WITNESS WHEREOF, Grantor has caused this Supplement to be duly executed and delivered by its duly authorized officer as of ______________.

                                              [GRANTOR]


                                              By:_____________________________
                                                Name:_________________________
                                                Title:__________________________

                                     XVI-47

                                                                    EXHIBIT V TO
                                                              SECURITY AGREEMENT

                            [FORM OF ACKNOWLEDGEMENT]

         This  ACKNOWLEDGEMENT,  dated _______,  ____, is delivered  pursuant to
Section 23 of the Security Agreement referred to below. The undersigned hereby agrees that this Acknowledgement may be attached to the Security Agreement, dated as of September 30, 1998 (as it may be from time to time amended, modified or supplemented, the "Security Agreement"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among Arterial Vascular Engineering, Inc., the other Grantors named therein, and Royal Bank of Canada, as Secured Party, that the undersigned by executing and delivering this Acknowledgement hereby becomes a Grantor under the Security Agreement in accordance with Section 24 thereof and agrees to be bound by all of the terms thereof, and that the Patents, Trademarks, Trademark Registrations, Copyrights and Copyright Registrations described on this Acknowledgement shall be deemed to be part of the and shall become part of the Collateral and shall secure all Secured Obligations.

                                            [NAME OF ADDITIONAL GRANTOR]


                                            By:_____________________________
                                              Name:_________________________
                                              Title:__________________________

                                     XVI-48

U.S. Trademarks:


                             Trademark         Registration       Registration
   Registered Owner         Description           Number              Date
   ----------------         -----------           ------              ----

                                     XVI-49

U.S. Patents Issued:

         Patent No.          Issue Date           Invention             Inventor
         ----------          ----------           ---------             --------




U.S. Patents Pending:

      Applicant's        Date         Application
          Name           Filed          Number          Invention       Inventor
          ----           -----          ------          ---------       --------

                                     XVI-50

U.S. Copyrights:

Copyright         Registration No.        Date of Issue         Registered Owner
---------         ----------------        -------------         ----------------




Pending U.S. Copyrights:

Copyright       Reference No.       Date of Application       Copyright Claimant
---------       -------------       -------------------       ------------------

                                     XVI-51

                                  EXHIBIT XVII

                          [FORM OF SUBSIDIARY GUARANTY]

                               SUBSIDIARY GUARANTY


                  This SUBSIDIARY GUARANTY is entered into as of September 30, 1998 by THE UNDERSIGNED (each a "Guarantor" and collectively, "Guarantors") in favor of and for the benefit of ROYAL BANK OF CANADA, as Administrative Agent, for the benefit of Agents, Issuing Lenders, Swing Line Lender and Lenders party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined), and, subject to subsection 3.14, for the benefit of the other Beneficiaries (as hereinafter defined)(in such agent capacity for all such parties, the "Guaranteed Party" herein).

                                    RECITALS

                  A. ARTERIAL VASCULAR ENGINEERING, INC., a Delaware corporation ("Company"), has entered into that certain Credit Agreement dated as of September 30, 1998 with Guaranteed Party, Agents, and Lenders (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined).

                  B. Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements (collectively, the "Lender Interest Rate Agreements") with or one or more Lenders (in such capacity, collectively, "Interest Rate Exchangers") in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Company under the Lender Interest Rate Agreements, including, without limitation, the obligation of Company to make payments thereunder in the event of early termination thereof (all such obligations being the "Interest Rate Obligations"), together with all obligations of Company under the Credit Agreement and the other Loan Documents, be guaranteed hereunder.

                  C. A portion of the proceeds of the Loans may be advanced by Company to Guarantors and thus the Guaranteed Obligations (as hereinafter defined) are being incurred for and will inure to the benefit of Guarantors (which benefits are hereby acknowledged).

                  D. It is a condition precedent to the making of the initial Loans under the Credit Agreement that Company's obligations thereunder be guaranteed by Guarantors.

                  E. Guarantors are willing irrevocably and unconditionally to guaranty such obligations of Company.

                  NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lenders and Guaranteed Party to enter into the Credit Agreement and to make Loans and other extensions of credit thereunder and to induce the Agents to undertake their obligations and Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, Guarantors hereby agree as follows:

                                     XVII-1

SECTION 1.  DEFINITIONS

                  1.1 Certain Defined Terms. As used in this Guaranty, the following terms shall have the following meanings unless the context otherwise requires:

                           "Beneficiaries"   means  Guaranteed  Party,   Agents,
                  Lenders, Issuing Lenders, Swing Line Lender and any Interest Rate Exchangers.

                           "Guaranteed  Obligations" has the meaning assigned to
                  that term in subsection 2.1.

                           "Guaranty" means this Subsidiary Guaranty dated as of
                  September 30, 1998, as it may be amended, supplemented or otherwise modified from time to time.

                           "payment in full", "paid in full" or any similar term
                  means payment in full of the Guaranteed Obligations, including, without limitation, all principal, interest, costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) of Beneficiaries as required under the Loan Documents and the Lender Interest Rate Agreements.

         1.2      Interpretation.

                           (a) References to "Sections" and "subsections"  shall
                  be to Sections and subsections, respectively, of this Guaranty unless otherwise specifically provided.

                           (b) In the  event of any  conflict  or  inconsistency
                  between the terms, conditions and provisions of this Guaranty and the terms, conditions and provisions of the Credit Agreement, the terms, conditions and provisions of this Guaranty shall prevail.

SECTION 2.  THE GUARANTY

                  2.1 Guaranty of the Guaranteed Obligations. Subject to the provisions of subsection 2.2(a), Guarantors jointly and severally hereby irrevocably and unconditionally guaranty, as primary obligors and not merely as sureties, the due and punctual payment in full of all Guaranteed Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)). The term "Guaranteed Obligations" is used herein in its most comprehensive sense and includes:

                           (a) any and all  Obligations of Company to Guaranteed
                  Party, Agents, Issuing Lenders, Swing Line Lender and Lenders and any and all Interest Rate Obligations, in each case now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Credit Agreement and the other Loan Documents and the Lender Interest Rate Agreements, including those arising under successive borrowing transactions under the Credit Agreement which shall

                                     XVII-2
                  either continue the Obligations of Company or from time to time renew them after they have been satisfied and including interest which, but for the filing of a petition in bankruptcy with respect to Company, would have accrued on any Guaranteed Obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding; and

                          (b) those expenses set forth in subsection 2.8 hereof.

                  2.2 Limitation on Amount Guaranteed; Contribution by Guarantors. (a) Anything contained in this Guaranty to the contrary notwithstanding, if any Fraudulent Transfer Law (as hereinafter defined) is determined by a court of competent jurisdiction to be applicable to the obligations of any Guarantor under this Guaranty, such obligations of such Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (x) in respect of intercompany indebtedness to Company or other affiliates of Company to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (y) under any guaranty of Permitted Subordinated Debt which guaranty contains a limitation as to maximum amount similar to that set forth in this subsection 2.2(a), pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement (including, without limitation, any such right of contribution under subsection 2.2(b).

                  (b) Guarantors under this Guaranty together desire to allocate among themselves in a fair and equitable manner their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by any Guarantor under this Guaranty (a "Funding Guarantor") that exceeds its Fair Share (as defined below) as of such date, that Funding Guarantor shall be entitled to a contribution from each of the other Guarantors in the amount of such other Guarantor's Fair Share Shortfall (as defined below) as of such date, with the result that all such contributions will cause each Guarantor's Aggregate Payments (as defined below) to equal its Fair Share as of such date. "Fair Share" means, with respect to a Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount (as defined below) with respect to such Guarantor to (y) the aggregate of the Adjusted Maximum Amounts with respect to all Guarantors multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the obligations guaranteed. "Fair Share Shortfall" means, with respect to a Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Guarantor over the Aggregate Payments of such Guarantor. "Adjusted Maximum Amount" means, with respect to a Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Guarantor under this Guaranty determined as of such date in accordance with subsection 2.2(a); provided that, solely for purposes of calculating the "Adjusted Maximum Amount" with respect to any Guarantor for purposes of this subsection 2.2(b), any assets or liabilities of such

                                     XVII-3

Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor. "Aggregate Payments" means, with respect to a Guarantor as of any date of determination, an amount equal to (i) the aggregate amount of all payments and distributions made on or before such date by such Guarantor in respect of this Guaranty (including, without limitation, in respect of this subsection 2.2(b)) minus (ii) the aggregate amount of all payments received on or before such date by such Guarantor from the other Guarantors as contributions under this subsection 2.2(b). The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Guarantors of their obligations as set forth in this subsection 2.2(b) shall not be construed in any way to limit the liability of any Guarantor hereunder to Guaranteed Party, Agents, Lenders, Interest Rate Exchangers or other Beneficiaries.

                  2.3 Payment by Guarantors; Application of Payments. Subject to the provisions of subsection 2.2(a), Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of Company to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)), Guarantors will upon demand pay, or cause to be paid, in cash, to Guaranteed Party for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Company, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding) and all other Guaranteed Obligations then owed to Beneficiaries as aforesaid. All such payments shall be applied promptly from time to time by Guaranteed Party as provided in subsection 2.4D of the Credit Agreement.

                  2.4 Liability of Guarantors Absolute. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

                           (a) This  Guaranty is a guaranty of payment  when due
                  and not of collectibility.

                           (b) Guaranteed Party may enforce this Guaranty upon the occurrence of an Event of Default under the Credit Agreement or the occurrence of an Early Termination Date (as defined in a Master Agreement or an Interest Rate Swap
                  Agreement or Interest Rate and Currency Exchange Agreement; each of such agreements in the form prepared by the International Swap and Derivatives Association Inc. or a similar event under any similar swap agreement) under any Lender Interest Rate Agreement (either such occurrence being an "Event of Default" for purposes of this Guaranty) notwithstanding the existence of any

                                     XVII-4
                  dispute between Company and any Beneficiary with respect to the existence of such Event of Default.

                           (c) The  obligations of each Guarantor  hereunder are
                  independent of the obligations of Company under the Loan Documents or the Lender Interest Rate Agreements and the obligations of any other guarantor (including any other Guarantor) of the obligations of Company under the Loan Documents or the Lender Interest Rate Agreements, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against Company or any of such other guarantors and whether or not Company is joined in any such action or actions.

                           (d) Payment by any  Guarantor  of a portion,  but not
                  all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor's liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if Guaranteed Party is awarded a judgment in any suit brought to enforce any Guarantor's covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor's liability hereunder in respect of the Guaranteed Obligations.

                           (e) Any  Beneficiary,  upon  such  terms  as it deems
                  appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations, (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment of this Guaranty or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect of this Guaranty or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as is consistent with the Credit Agreement or the applicable Lender Interest Rate Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation

                                     XVII-5
                  or other right or remedy of any Guarantor against Company or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Loan Documents or the Lender Interest Rate Agreements.

                           (f) This Guaranty and the  obligations  of Guarantors
                  hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including, without limitation, the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them:
                  (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents or the Lender Interest Rate Agreements, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including, without limitation, provisions relating to events of default) of the Credit Agreement, any of the other Loan Documents, any of the Lender Interest Rate Agreements or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms of the Credit Agreement or such Loan Document, such Lender Interest Rate Agreement or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Loan Documents or any of the Lender Interest Rate Agreements or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Beneficiary's consent to the change, reorganization or termination of the corporate structure or existence of Company or any of its Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set-offs or counterclaims which Company may allege or assert against any Beneficiary in respect of the Guaranteed Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations.

                                     XVII-6

                  2.5 Waivers by Guarantors. Each Guarantor hereby waives, for the benefit of Beneficiaries:

                           (a) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against Company, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from Company, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of Company or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever;

                           (b) any defense  arising by reason of the incapacity,
                  lack of authority or any disability or other defense of Company including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company from any cause other than payment in full of the Guaranteed Obligations;

                           (c) any defense based upon any statute or rule of law
                  which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

                           (d) any defense based upon any  Beneficiary's  errors
                  or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to gross negligence or bad faith;

                           (e)  (i)  any   principles   or  provisions  of  law,
                  statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement hereof,
                  (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto;

                           (f) notices, demands, presentments, protests, notices
                  of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement, the Lender Interest Rate Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to Company and notices of any of the matters referred to in subsection 2.4 and any right to consent to any thereof; and

                           (g) any defenses or benefits that may be derived from
                  or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

                                     XVII-7

                  2.6 Certain California Law Waivers. As used in this subsection 2.6, any reference to "the principal" includes Company, and any reference to "the creditor" includes each Beneficiary. In accordance with Section 2856 of the California Civil Code:

         (a) each Guarantor agrees (i) to waive any and all rights of subrogation and reimbursement against Company or against any collateral or security granted by Company for any of the Guaranteed Obligations and (ii) to withhold the exercise of any and all rights of contribution against any other guarantor of any of the Guaranteed Obligations and against any collateral or security granted by any such other guarantor for any of the Guaranteed Obligations until the Guaranteed Obligations shall have been paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled and any drawings thereunder shall have been reimbursed, all as more fully set forth in subsection 2.7;

         (b) each Guarantor waives any and all other rights and defenses available to such Guarantor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code, including without limitation any and all rights or defenses such Guarantor may have by reason of protection afforded to the principal with respect to any of the Guaranteed Obligations, of to any other guarantor (including any other Guarantor) of any of the Guaranteed Obligations with respect to any of such guarantor's obligations under its guaranty, in either case pursuant to the antideficiency or other laws of the State of California limiting or discharging the principal's indebtedness or such guarantor's obligations, including without limitation Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure; and

         (c) each Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any Guaranteed Obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against the principal by the operation of
         Section 580d of the Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor (including any other Guarantor) of any of the Guaranteed Obligations, has destroyed such Guarantor's rights of contribution against such other guarantor.

No other provision of this Guaranty shall be construed as limiting the generality of any of the covenants and waivers set forth in this subsection 2.6. In accordance with subsection 3.6 below, this Guaranty shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles. This subsection 2.6 is included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Guaranty or to any of the Guaranteed Obligations.

                  2.7 Guarantors' Rights of Subrogation, Contribution, Etc. Each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Company or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and

                                     XVII-8
including, without limitation, (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Company, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Company, and
(c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guaranteed Obligations shall have been indefeasibly paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled and any drawings thereunder shall have been reimbursed, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations (including, without limitation, any such right of contribution). Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Company or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Company, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for Guaranteed Party on behalf of Beneficiaries and shall forthwith be paid over to Guaranteed Party for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.

                  2.8 Subordination of Other Obligations. Any indebtedness of Company now or hereafter held by any Guarantor is hereby subordinated in right of payment to the Guaranteed Obligations, and any such indebtedness of Company to such Guarantor collected or received by such Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Guaranteed Party on behalf of Beneficiaries and shall forthwith be paid over to Guaranteed Party for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of such Guarantor under any other provision of this Guaranty.

                  2.9 Expenses. Guarantors jointly and severally agree to pay, or cause to be paid, on demand, and to save Beneficiaries harmless against liability for, any and all costs and expenses (including fees and disbursements of counsel and allocated costs of internal counsel) incurred or expended by any Beneficiary in connection with the enforcement of or preservation of any rights under this Guaranty.

                  2.10 Continuing Guaranty. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations shall have been paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled and any drawings thereunder shall have been reimbursed. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations.

                                     XVII-9

                  2.11 Authority of Guarantors or Company. It is not necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or Company or the officers, directors or any agents acting or purporting to act on behalf of any of them.

                  2.12 Financial Condition of Company. Any Loans may be granted to Company or continued from time to time, and any Lender Interest Rate Agreements may be entered into from time to time, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of Company at the time of any such grant or continuation or at the time such Lender Interest Rate Agreement is entered into, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor's assessment, of the financial condition of Company. Each Guarantor has adequate means to obtain information from Company on a continuing basis concerning the financial condition of Company and its ability to perform its obligations under the Loan Documents and the Lender Interest Rate Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Company and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of Company now known or hereafter known by any Beneficiary.

                  2.13 Rights Cumulative.  The rights, powers and remedies given to Beneficiaries by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiaries by virtue of any statute or rule of law or in any of the other Loan Documents, any of the Lender Interest Rate Agreements or any agreement between any Guarantor and any Beneficiary or Beneficiaries or between Company and any Beneficiary or Beneficiaries. Any forbearance or failure to exercise, and any delay by any Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

                  2.14 Bankruptcy; Post-Petition Interest; Reinstatement of Guaranty. (a) So long as any Guaranteed Obligations remain outstanding, no Guarantor shall, without the prior written consent of Guaranteed Party acting pursuant to the instructions of Requisite Obligees (as defined in subsection 3.12), commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceedings of or against Company. The obligations of Guarantors under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Company or by any defense which Company may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

                  (b) Each Guarantor  acknowledges  and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if said proceedings had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantors and Beneficiaries that the Guaranteed Obligations which are guaranteed by

                                    XVII-10

Guarantors pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve Company of any portion of such Guaranteed Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Guaranteed Party, or allow the claim of Guaranteed Party in respect of, any such interest accruing after the date on which such proceeding is commenced.

                  (c) In the event that all or any portion of the Guaranteed Obligations are paid by Company, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes under this Guaranty.

                  2.15 Notice of Events. As soon as any Guarantor obtains knowledge thereof, such Guarantor shall give Guaranteed Party written notice of any condition or event which has resulted in (a) a material adverse change in the financial condition of any Guarantor or Company or (b) a breach of or noncompliance with any term, condition or covenant contained herein or in the Credit Agreement, any other Loan Document, any Lender Interest Rate Agreement or any other document delivered pursuant hereto or thereto.

                  2.16 Set Off. In addition to any other rights any Beneficiary may have under law or in equity, if any amount shall at any time be due and owing by any Guarantor to any Beneficiary under this Guaranty, such Beneficiary is authorized at any time or from time to time, without notice (any such notice being hereby expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Beneficiary owing to such Guarantor and any other property of such Guarantor held by any Beneficiary to or for the credit or the account of such Guarantor against and on account of the Guaranteed Obligations and liabilities of such Guarantor to any Beneficiary under this Guaranty.

                  2.17 Discharge of Guaranty Upon Sale of Guarantor. If all of the stock of any Guarantor or any of its successors in interest under this
Guaranty shall be sold or otherwise disposed of (including by merger or consolidation) in an Asset Sale not prohibited by subsection 7.7 of the Credit Agreement or otherwise consented to by Requisite Lenders, the Guaranty of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such Asset Sale;
provided that, as a condition precedent to such discharge and release, Guaranteed Party shall have received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery to Guaranteed Party of the applicable Net Asset Sale Proceeds to the extent required under subsection 2.4B(iii) of the Credit Agreement.

SECTION 3. MISCELLANEOUS

                  3.1 Survival of Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the other Loan Documents and the Lender Interest Rate Agreements and any increase in the Commitments under the Credit Agreement.

                                    XVII-11

                  3.2 Notices. Any communications between Guaranteed Party and any Guarantor and any notices or requests provided herein to be given may be given by mailing the same, postage prepaid, or by telex, facsimile transmission or cable to each such party at its address set forth in the Credit Agreement, on the signature pages hereof or to such other addresses as each such party may in writing hereafter indicate. Any notice, request or demand to or upon Guaranteed Party or any Guarantor shall not be effective until received.

                  3.3 Severability. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  3.4 Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of Guaranteed Party and, in the case of any such amendment or modification, each Guarantor against whom enforcement of such amendment or modification is sought. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

                  3.5 Headings. Section and subsection headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

                  3.6 Applicable Law. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTORS AND BENEFICIARIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  3.7 Successors and Assigns. This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its respective successors and assigns. This Guaranty shall inure to the benefit of Beneficiaries and their respective successors and assigns. No Guarantor shall assign this Guaranty or any of the rights or obligations of such Guarantor hereunder without the prior written consent of all Lenders. Any Beneficiary may, without notice or consent, assign its interest in this Guaranty in whole or in part. The terms and provisions of this Guaranty shall inure to the benefit of any transferee or assignee of any Loan, and in the event of such transfer or assignment the rights and privileges herein conferred upon such Beneficiary shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                  3.8 Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

                                    XVII-12

                           (I)  ACCEPTS   GENERALLY  AND   UNCONDITIONALLY   THE
                  NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

                           (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

                           (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GUARANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 3.2;

                           (IV) AGREES THAT  SERVICE AS PROVIDED IN CLAUSE (III)
                  ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GUARANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

                           (V) AGREES THAT BENEFICIARIES RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND

                           (VI) AGREES THAT THE  PROVISIONS  OF THIS  SUBSECTION
                  3.8 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

                  3.9 Waiver of Trial by Jury. EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH BENEFICIARY HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each Guarantor and, by its acceptance of the benefits hereof, each Beneficiary, each (i) acknowledges that this waiver is a material inducement for such Guarantor and Beneficiaries to enter into a business relationship, that such Guarantor and Beneficiaries have already relied on this waiver in entering into this Guaranty or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 3.9 AND EXECUTED BY GUARANTEED PARTY AND EACH GUARANTOR), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS

                                    XVII-13

GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

                  3.10 No Other Writing. This writing is intended by Guarantors and Beneficiaries as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parole evidence of any nature, shall be used to supplement or modify any terms of this Guaranty.
There are no conditions to the full effectiveness of this Guaranty.

                  3.11 Further Assurances. At any time or from time to time, upon the request of Guaranteed Party, Guarantors shall execute and deliver such further documents and do such other acts and things as Guaranteed Party may reasonably request in order to effect fully the purposes of this Guaranty.


                  3.12 Additional Guarantors. The initial Guarantors hereunder shall be such of the Subsidiaries of Company as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional
Subsidiaries of Company may become parties hereto, as additional Guarantors (each an "Additional Guarantor"), by executing a counterpart of this Guaranty. Upon delivery of any such counterpart to Administrative Agent, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of Company to become an Additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

                  3.13 Counterparts; Effectiveness. This Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument. This Guaranty shall become effective as to each Guarantor upon the execution of a counterpart hereof by such Guarantor (whether or not a counterpart hereof shall have been executed by any other Guarantor) and receipt by Guaranteed Party of written or telephonic notification of such execution and authorization of delivery thereof.

         3.14     Guaranteed Party as Agent.

                  (a) Guaranteed Party has been appointed to act as Guaranteed Party hereunder by Lenders. Guaranteed Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty and the Credit Agreement; provided that Guaranteed Party shall exercise, or refrain from exercising, any remedies hereunder in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents and subject to the

                                    XVII-14
payment of agreed fees, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "Requisite Obligees"). In furtherance of the foregoing provisions of this subsection 3.14, each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to enforce this Guaranty, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Guaranteed Party for the benefit of Beneficiaries in accordance with the terms of this subsection 3.14.

                  (b) Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Guaranteed Party under this Guaranty; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Guaranteed Party under this Guaranty; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Guaranteed Party under this Guaranty. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Guaranteed Party under this Guaranty, and the retiring or removed Guaranteed Party under this Guaranty shall promptly (i) transfer to such successor Guaranteed Party all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Guaranteed Party under this Guaranty, and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Guaranteed Party of the rights created hereunder, whereupon such retiring or removed Guaranteed Party shall be discharged from its duties and obligations under this Guaranty. After any retiring or removed Administrative Agent's resignation or removal hereunder as Guaranteed Party, the provisions of this Guaranty shall inure to its benefit as to any actions taken or omitted to be taken by it under this Guaranty while it was Guaranteed Party hereunder.


                  [Remainder of page intentionally left blank]

                                    XVII-15

                  IN WITNESS WHEREOF, each of the undersigned Guarantors has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                                  [NAME OF GUARANTOR]

                                                  By____________________________

                                                  Title_________________________

                                                  Address:______________________

                                                          ______________________

                                                          ______________________

                                                          ______________________


                                                  [NAME OF GUARANTOR]

                                                  By____________________________

                                                  Title_________________________

                                                  Address:______________________

                                                          ______________________

                                                          ______________________

                                                          ______________________



                                    XVII-16

                  IN WITNESS WHEREOF, the undersigned Additional Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of ______________,______ .

                                       _________________________________________
                                       (Name of Additional Guarantor)

                                                  By____________________________

                                                  Title_________________________

                                                  Address:______________________

                                                          ______________________

                                                          ______________________

                                                          ______________________


                                    XVII-17

                                  EXHIBIT XVIII

                      [FORM OF SUBSIDIARY PLEDGE AGREEMENT]

                           SUBSIDIARY PLEDGE AGREEMENT


                  This SUBSIDIARY PLEDGE AGREEMENT (this "Agreement") is dated as of September 30, 1998 and entered into by and between [INSERT NAME OF PLEDGOR IN CAPS], a corporation ("Pledgor"), and ROYAL BANK OF CANADA, as Administrative Agent, for the benefit of Agents, Issuing Lenders, Swing Line Lender and Lenders party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined)(in such agent capacity for all such parties, the "Secured Party" herein).

                             PRELIMINARY STATEMENTS

                  A. Pledgor is the legal and beneficial owner of (i) the shares of stock (the "Pledged Shares") described in Part A of Schedule I annexed hereto and issued by the corporations named therein and (ii) the indebtedness (the "Pledged Debt") described in Part B of said Schedule I and issued by the obligors named therein.

                  B. Secured Party, Agents and Lenders have entered into a Credit Agreement dated as of September 30, 1998 (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Arterial Vascular Engineering, Inc., a Delaware corporation ("Company"), pursuant to which Agents have undertaken certain obligations and Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company.

                  C. Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements with one or more Lenders (collectively, the "Lender Interest Rate Agreement") (such Lenders in such capacity, collectively, "Interest Rate Exchangers").

                  D. Pledgor has executed and delivered that certain Subsidiary Guaranty dated as of September 30, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Guaranty") in favor of Secured Party for the benefit of Lenders, Issuing Lenders, Swing Line Lender and any Interest Rate Exchangers, pursuant to which Pledgor has guaranteed the prompt payment and performance when due of all obligations of Company under the Credit Agreement and all obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof.

                  E. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Pledgor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

                                    XVIII-1

                  NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement (including, without limitation, the issuance of Letters of Credit or the purchase of participation therein) and to induce the Agents to undertake their obligations and to induce the Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:

                  SECTION 1. Pledge of Security. Pledgor hereby pledges and assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of Pledgor's right, title and interest in and to the following (the "Pledged Collateral"):

                  (a) the Pledged Shares and the certificates representing the Pledged Shares , any securities accounts in which the Pledged Shares may be held and any securities entitlements represented thereby, and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                  (b) the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

                  (c) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights, any securities accounts in which the Pledged Shares may be held and any securities entitlements represented thereby, and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights;

                  (d) all additional indebtedness from time to time owed to Pledgor by any obligor on the Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

                  (e) all shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of Pledgor (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to such shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time

                                    XVIII-2
received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights;

                  (f) all indebtedness from time to time owed to Pledgor by any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct or indirect Subsidiary of Pledgor, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

                  (g) to the extent not covered by clauses (a) through (f) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor or Secured Party from time to time with respect to any of the Pledged Collateral.

                  SECTION 2. Security for Obligations. This Agreement and the pledges hereunder secure, and the Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a)), of all obligations and liabilities of every nature of Pledgor to the Agents, Lenders, Issuing Lenders, Swing Line Lender and Interest Rate Exchangers now or hereafter existing under or arising out of or in connection with the Guaranty and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Company, would accrue on such obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Agent, Lender, Issuing Lender, Swing Line Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor being the "Secured Obligations").

                  SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Upon the occurrence and during the continuation of an Event of Default (as defined in the Credit Agreement) or the occurrence of an Early Termination Date (as defined in a Master Agreement or an Interest Rate Swap Agreement or Interest Rate and Currency Exchange Agreement, each of such agreements in the form prepared by the International Swap and

                                    XVIII-3

Derivatives Association Inc. or a similar event under any similar swap agreement) under any Lender Interest Rate Agreement (either such occurrence being an "Event of Default" for purposes of this Agreement), Secured Party shall have the right, without notice to Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 7(a). In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

                  SECTION 4. Representations and Warranties. Pledgor represents and warrants as follows:

                  (a) Due Authorization, etc. of Pledged Collateral. All of the Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. All of the Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default.

                  (b) Description of Pledged Collateral. The Pledged Shares constitute all of the issued and outstanding shares of stock of each issuer thereof which is a Domestic Subsidiary and 65% of the issued and outstanding shares of stock of each issuer thereof that is a Foreign Subsidiary, and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares. The Pledged Debt constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to Pledgor.

                  (c) Ownership of Pledged Collateral. Pledgor is the legal, record and beneficial owner of the Pledged Collateral free and clear of any Lien except for the security interest created by this Agreement.

                  SECTION 5. Transfers and Other Liens; Additional Pledged Collateral; etc. Pledgor shall:

                  (a) not, except as expressly permitted by the Credit Agreement, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral,
(ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement, or
(iii) permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation; provided that in the event Pledgor makes an Asset Sale permitted by the Credit Agreement and the assets subject to such Asset Sale are Pledged Shares, upon appropriate notice Secured Party shall release the Pledged Shares that are the subject of such Asset Sale to Pledgor free and clear of the lien and security interest under this Agreement concurrently with the consummation of such Asset Sale; provided, further that, as a condition precedent to such release, Secured Party shall have received evidence satisfactory to it that arrangements satisfactory to it

                                    XVIII-4
have been made for delivery to Secured Party of the Net Asset Sale Proceeds of such Asset Sale to the extent required under subsection 2.4B(iii) of the Credit Agreement;

                  (b) (i) cause each issuer of Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Shares such that all of the shares of stock or other securities of each issuer which is a Domestic Subsidiary and 65% of the shares of stock or other securities of each issuer which is a Foreign Subsidiary shall be pledged to Secured Party hereunder after giving effect to such acquisition, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Domestic Subsidiary of Pledgor and 65% of any and all shares of stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Foreign Subsidiary of Pledgor;

                  (c) (i) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to Pledgor by any obligor on the Pledged Debt, and (ii) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed to Pledgor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Subsidiary of Pledgor;

                  (d) promptly notify Secured Party of any event of which Pledgor becomes aware causing a loss or depreciation in the value of the Pledged Collateral that would reasonably be expected to have a Material Adverse Effect;

                  (e) promptly deliver to Secured Party all written notices received by it with respect to the Pledged Collateral; and

                  (f) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith; provided that Pledgor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgement, writ or warrant of attachment entered or filed against Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.

                  SECTION 6.  Further Assurances; Pledge Amendments.

                  (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) take all such further action and execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to

                                    XVIII-5
be granted hereby (including, without limitation, giving Secured Party control (as defined in section 8-106 of the Uniform Commercial Code as currently in effect in the State of New York (the "UCC")) over any Pledged Collateral that is investment property or uncertificated securities (each as defined in the UCC) in order to perfect Secured Party's interest in such Pledged Collateral in accordance with the UCC) and (ii) at Secured Party's reasonable request, appear in and defend any action or proceeding that may materially impair Pledgor's title to or Secured Party's security interest in all or any part of the Pledged Collateral.

                  (b) Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in Section 5(b) or (c), promptly (and in any event within five Business Days) deliver to Secured Party a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule II annexed hereto (a "Pledge Amendment"), in respect of the additional Pledged Shares or Pledged Debt to be pledged pursuant to this Agreement. Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares or Pledged Debt listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Pledged Collateral; provided that the failure of Pledgor to execute a Pledge Amendment with respect to any additional Pledged Shares or Pledged Debt pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

                  SECTION 7.  Voting Rights; Dividends; Etc.

                           (a) So long as no Event of Default shall have occurred and be continuing:

                           (i) Pledgor shall be entitled to exercise any and all
                  voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement or any other Loan Document; provided, however, that Pledgor shall not exercise or refrain from exercising any such right if Secured Party shall have notified Pledgor that, in Secured Party's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and provided, further, that Pledgor shall give Secured Party at least five Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right. It is understood, however, that neither (A) the voting by Pledgor of any Pledged Shares for or Pledgor's consent to the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting nor (B) Pledgor's consent to or approval of any action otherwise permitted under this Agreement and the Credit
                  Agreement or any other Loan Document shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section 7(a)(i), and no notice of any such voting or consent need be given to Secured Party;

                           (ii) Pledgor shall be entitled to receive and retain,
                  and to utilize free and clear of the security interest granted under this Agreement, any and all dividends and

                                    XVIII-6
                  interest paid in respect of the Pledged Collateral; provided, however, that any and all

                           (A) dividends and interest paid or payable other than
                 in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                           (B) dividends and other distributions paid or payable
                 in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                           (C) cash paid,  payable or otherwise  distributed  in
                 respect of principal or in redemption of or in exchange for any Pledged Collateral,

         shall be, and shall forthwith be delivered to Secured Party to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor and be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with all necessary indorsements); and

                           (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

                  (b) Upon the occurrence and during the continuation of an Event of Default:

                           (i) upon written notice from Secured Party to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party which shall thereupon have the sole right to exercise such voting and other consensual rights;

                           (ii) all rights of Pledgor to receive  the  dividends
                  and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

                           (iii) all dividends,  principal and interest payments
                  which are received by Pledgor contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Secured Party as Pledged Collateral in the same form as so received (with any necessary indorsements).

                                    XVIII-7

                  (c) In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to
Section 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or Section 7(b)(ii) or (iii),
(i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Shares and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Shares would be entitled (including, without limitation, giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof) or any consent of Pledgor, upon the occurrence of an Event of Default and which proxy shall only terminate upon the waiver or cure of such Event of Default in accordance with the Credit Agreement or the payment in full of the Secured Obligations.

                  SECTION 8. Secured Party Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Pledgor;

                  (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

                  (c) to receive, endorse and collect any instruments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and

                  (d) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Pledged Collateral.

                  Notwithstanding anything to the contrary in this Section 8, Secured Party's authority as Pledgor's attorney-in-fact under subsections (b),
(c) and (d) above shall be exercisable only after the occurrence and during the continuance of an Event of Default.

                  SECTION 9. Secured Party May Perform. If Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor under Section 10.2 of the Credit Agreement.

                                    XVIII-8

                  SECTION 10. Standard of Care. The powers conferred on Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Pledged Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guaranty therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.

                  SECTION 11.  Remedies.

                  (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Pledged Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Secured Party or any Lender or Interest Rate Exchanger may be the purchaser of any or all of the Pledged Collateral at any such sale and Secured Party, as agent for and representative of Agents, Lenders, Issuing Lenders, Swing Line Lender and Interest Rate Exchangers (but not any Agent or Agents, Lender or Lenders, Issuing Lender or Issuing Lenders, Swing Line Lender or Interest Rate Exchanger or Interest Rate Exchangers in its or their respective individual capacities unless Requisite Obligees (as defined in Section 16(a)) shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Pledged Collateral

                                    XVIII-9
regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned, provided, however, that if a sale is postponed for more than 60 days, Secured Party shall re-notice Pledgor of any subsequent sale of the affected Pledged Collateral in accordance with the second-preceding sentence hereof. Pledgor hereby waives any claims against Secured Party to the extent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree, provided, however, that the price at which any Pledged Collateral shall be sold at any public or private sale shall be commercially reasonable. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, Pledgor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

                  (b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it, and any assessment of commercial reasonableness in connection with a private sale shall take into account Pledgor's agreement that private sales are an acceptable means to Secured Party's realization of the value of the Pledged Collateral.

                  (c) If Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

                  SECTION 12. Application of Proceeds. All proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied as provided in subsection 2.4D of the Credit Agreement.

                                    XVIII-10

                  SECTION 13.  Indemnity and Expenses.

                  (a) Pledgor agrees to indemnify Secured Party, each Lender and each Interest Rate Exchanger from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Lender's or Interest Rate Exchanger's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                  (b) Pledgor shall pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

                  SECTION 14. Continuing Security Interest; Transfer of Loans. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall automatically terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination Secured Party will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence or effect such termination and Pledgor shall be entitled to the prompt return, upon its request and at its expense, against receipt and without recourse to Secured Party, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

                  SECTION 15.  Secured Party as Agent.

                  (a) Secured Party has been appointed to act as Administrative Agent by Agents, Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Pledged Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in Section 11 in accordance with

                                    XVIII-11
the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents and subject to the payment of agreed fees, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "Requisite Obligees"). In furtherance of the foregoing provisions of this Section 15(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Pledged Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Agents, Lenders and Interest Rate Exchangers in accordance with the terms of this Section 15(a).

                  (b) Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection
9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

                  SECTION 16. Amendments; Etc. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

                  SECTION 17. Notices. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly

                                    XVIII-12
addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

                  SECTION 18. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  SECTION 19. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  SECTION 20. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

                  SECTION 21. Governing Law; Terms. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

                  SECTION 22. Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, PLEDGOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

                           (I)  ACCEPTS   GENERALLY  AND   UNCONDITIONALLY   THE
                  NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

                           (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

                                    XVIII-13

                           (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO PLEDGOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 17;

                           (IV) AGREES THAT  SERVICE AS PROVIDED IN CLAUSE (III)
                  ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER PLEDGOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

                           (V) AGREES THAT  SECURED  PARTY  RETAINS THE RIGHT TO
                  SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION; AND

                           (VI) AGREES THAT THE  PROVISIONS  OF THIS  SECTION 22
                  RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

                  SECTION 23. Waiver of Jury Trial. PLEDGOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Pledgor and Secured Party each acknowledge that this waiver is a material inducement for Pledgor and Secured Party to enter into a business relationship, that Pledgor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Pledgor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS
SECTION 23 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

                  SECTION 24. Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple

                                    XVIII-14
separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

                                    XVIII-15

                  IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                          [NAME OF PLEDGOR]



                                          By: _______________________

                                           Title:

                                          Notice Address:
                                                           _____________________
                                                           _____________________
                                                           _____________________



                                        ROYAL BANK OF CANADA, as Administrative
                                        Agent, as Secured Party



                                        By: _______________________

                                         Title:

                                        Notice Address:
                                                         _____________________
                                                         _____________________
                                                         _____________________

                                    XVIII-16

                                   SCHEDULE I


                  Attached to and forming a part of the Subsidiary Pledge Agreement dated as of September 30, 1998 between _______________, as Pledgor, and Royal Bank of Canada, as Administrative Agent, as Secured Party.




                                 Part A

                  Class of       Stock Certi-         Par          Number of
Stock Issuer       Stock         ficate Nos.          Value          Shares
------------       -----         -----------          -----          ------



                                 Part B

Debt Issuer                      Amount of Indebtedness
-----------                      ----------------------

                                    XVIII-17

                                   SCHEDULE II


                                PLEDGE AMENDMENT


                  This Subsidiary Pledge Amendment, dated ____________, _____, is delivered pursuant to Section 6(b) of the Subsidiary Pledge Agreement referred to below. The undersigned hereby agrees that this Subsidiary Pledge Amendment may be attached to the Subsidiary Pledge Agreement dated as of September 30, 1998, between the undersigned and Royal Bank of Canada, as Administrative Agent, as Secured Party (the "Pledge Agreement," capitalized terms defined therein being used herein as therein defined), and that the [Pledged Shares] [Pledged Debt] listed on this Pledge Amendment shall be deemed to be part of the [Pledged Shares] [Pledged Debt] and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

                                         [NAME OF PLEDGOR]



                                          By: _______________________

                                           Title:



                  Class of       Stock Certi-         Par          Number of
Stock Issuer       Stock         ficate Nos.          Value          Shares
------------       -----         -----------          -----          ------



Debt Issuer                      Amount of Indebtedness
-----------                      ----------------------

                                    XVIII-18

                                   EXHIBIT XIX

                         FINANCIAL CONDITION CERTIFICATE


                  This FINANCIAL CONDITION CERTIFICATE (this "Certificate") is delivered in connection with that certain Credit Agreement dated as of September 30, 1998 (the "Credit Agreement") by and among Arterial Vascular Engineering, Inc., a Delaware corporation ("Company"), the financial institutions referred to therein as Lenders ("Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Paribas, as Documentation Agent, and Royal Bank of Canada, as Administrative Agent ("Administrative Agent"). Capitalized terms used herein without definition have the same meanings as in the Credit Agreement.

                  A. I am, and at all pertinent times mentioned herein have been, the duly qualified and acting chief financial officer of Company. In such I have participated actively in the management of its financial affairs and am familiar with its financial statements and those of its Subsidiaries. I have, together with other officers of Company, acted on behalf of Company in connection with the negotiation of the Credit Agreement and I am familiar with the terms and conditions thereof.

                  B. I have carefully reviewed the contents of this Certificate, and I have conferred with counsel for Company for the purpose of discussing the meaning of its contents.

                  C. In connection with preparing for the consummation of the transactions and financings contemplated by the Credit Agreement (the "Proposed Transactions"), I have participated in the preparation of, and I have reviewed, pro forma projections of net income and cash flows for Company and its Subsidiaries for the fiscal years of Company ending June 30, 1999 through June 30, 2005, inclusive (the "Projected Financial Statements"). The Projected Financial Statements, attached hereto as Exhibit A, give effect to the consummation of the Proposed Transactions and assume that the debt obligations of Company will be paid from the cash flow generated by the operations of Company and its Subsidiaries and other cash resources. The Projected Financial Statements were prepared on the basis of information available at June 30, 1998. I know of no facts that have occurred since such date that would lead me to believe that the Projected Financial Statements are inaccurate in any material respect. The Projected Financial Statements do not reflect (i) any potential changes in interest rates from those assumed in the Projected Financial Statements, (ii) any potential material, adverse changes in general business conditions, or (iii) any potential changes in income tax laws.

                  D. I have also participated in the preparation of, and I have reviewed, a pro forma summary balance sheet of Company and its Subsidiaries (the "Fair Value Summary Balance Sheet") as of June 30, 1998, giving effect to the Proposed Transactions. The Fair Value Summary Balance Sheet is attached hereto as Exhibit B and has been prepared as described in paragraphs F and G below and not in accordance with GAAP.

                  E. In connection with the preparation of the Projected Financial Statements, I have made such investigations and inquiries as I have deemed necessary and prudent therefor and, specifically, have relied on historical information with respect to revenues, expenses and other

                                     XIX-1
relevant items supplied by the supervisory personnel of Company and its Subsidiaries directly responsible for the various operations involved. The assumptions upon which the Projected Financial Statements are based are stated therein. Although any assumptions and any projections by necessity involve uncertainties and approximations, I believe, based on my discussions with other members of management, that the assumptions on which the Projected Financial Statements are based are reasonable based upon the facts and circumstances known to me at the time such assumptions were made. Based thereon, I believe that the projections for Company and its Subsidiaries, taken as a whole, reflected in the Projected Financial Statements provide reasonable estimations of future performance, subject, as stated above, to the uncertainties and approximations inherent in any projections.

                  F. The Fair Value Summary Balance Sheet has been prepared in a manner which I believe reflects a conservative estimate of the fair value of the assets of Company and its Subsidiaries on a consolidated basis and the probable liability on all of their debts, contingent or otherwise. For purposes of this Certificate, I understand "fair value" of any assets to mean the amount which may be realized within a reasonable time, either through collection of such assets or through sale of such assets at the regular market value thereof, conceiving of the latter as the amount which could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions. The specific methodology used by management for valuing Company and its Subsidiaries is set forth in paragraph G below.

                  G. For purposes of constructing the Fair Value Summary Balance Sheet, I have utilized the following procedures:

                  With respect to the asset values reflected in the Fair Value Summary Balance Sheet (including the asset values used to calculate the fair value of the stock of each of Company's Subsidiaries), I have included the net working capital of Company and each of its Subsidiaries, calculated as the difference between the current assets and current liabilities reported in their June 30, 1998 financial statements, and I have relied on a discounted cash flow methodology utilizing standard corporate finance modeling techniques as described further in Exhibit C hereto.

                  With respect to liabilities reflected in the Fair Value Summary Balance Sheet (including liabilities used to calculate the fair value of the stock of each of Company's Subsidiaries), I have included long-term liabilities reported by Company and each of its Subsidiaries in their June 30, 1998 financial statements and debts to be incurred or assumed by Company and each of its Subsidiaries under the Credit Agreement and the Proposed Transactions. In addition, with respect to contingent liabilities (such as litigation, guaranties and pension plan liabilities), I have consulted with legal, financial and other personnel of Company and each of its Subsidiaries and have reflected as liabilities our best judgment as to the maximum exposure that can reasonably be expected to result therefrom in light of all the facts and circumstances existing at this time, recognizing that any such estimation is inherently subject to uncertainties.

                  Based  on  the   foregoing,   I  have  reached  the  following
conclusions:

         1. Company is not now, nor will the incurrence of the Obligations under the Credit Agreement and the incurrence of the other obligations contemplated by the Proposed

                                     XIX-2

         Transactions render Company "insolvent" as defined in this paragraph 1. The recipients of this Certificate and I have agreed that, in this context, "insolvent" means that the present fair value of assets is less than the amount that will be required to pay the probable liability on existing debts as they become absolute and matured. We have also agreed that the term "debts" includes any legal liability, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent. My conclusion expressed above is supported by the Fair Value Summary Balance Sheet. Valuation of Company on the basis thereof would reflect the net value of Company as $__________
         representing the difference between asset values of $__________ and liabilities of $__________.

         2. By the incurrence of the Obligations under the Credit Agreement and the incurrence of the other obligations contemplated by the Proposed Transactions, Company will not incur debts beyond its ability to pay as such debts mature. I have based my conclusion in part on the Projected Financial Statements, which demonstrate that Company will have positive cash flow after paying all of its scheduled anticipated indebtedness (including scheduled payments under the Credit Agreement, the other obligations contemplated by the Proposed Transactions and other permitted indebtedness). I have concluded that the realization of current assets in the ordinary course of business will be sufficient to pay recurring current debt and short-term and long-term debt service as such debts mature, and that the cash flow (including earnings plus non-cash charges to earnings [and the disposition of surplus fixed assets held for sale]) will be sufficient to provide cash necessary to repay the Loans and other Obligations under the Credit Agreement, the other obligations contemplated by the Proposed Transactions and other long-term indebtedness as such debt matures.

         3. The incurrence of the Obligations under the Credit Agreement and the incurrence of the other obligations contemplated by the Proposed Transactions will not leave Company with property remaining in its hands constituting "unreasonably small capital." In reaching this conclusion, I understand that "unreasonably small capital" depends upon the nature of the particular business or businesses conducted or to be conducted, and I have reached my conclusion based on the needs and anticipated needs for capital of the businesses conducted or anticipated to be conducted by Company and its Subsidiaries in light of the Projected Financial Statements and available credit capacity.

         4. To the best of my knowledge, Company has not executed the Credit Agreement or any documents mentioned therein, or made any transfer or incurred any obligations thereunder, with actual intent to hinder, delay or defraud either present or future creditors.

                                     XIX-3

                  I understand that Lenders are relying on this Financial Condition Certificate in connection with the extension of credit to Company pursuant to the Credit Agreement.

                  I represent the foregoing information to be, to the best of my knowledge and belief and based on the assumptions set forth herein, accurate and complete in all material respects and execute this Certificate this 1st day of October, 1998.

                                              ARTERIAL VASCULAR ENGINEERING,
                                              INC.


                                              By: _____________________________
                                              Name: __________________________
                                              Title:  _________________________

                                     XIX-4

                                   EXHIBIT XX

                [FORM OF PRICING LEVEL DETERMINATION CERTIFICATE


                  This PRICING LEVEL DETERMINATION CERTIFICATE (this "Certificate") is delivered in connection with that certain Credit Agreement dated as of September 30, 1998 (as in effect on the date hereof, the "Credit
Agreement") by and among Arterial Vascular Engineering, Inc., a Delaware corporation ("Company"), the financial institutions referred to therein as Lenders ("Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Paribas, as Documentation Agent, and Royal Bank of Canada, as Administrative Agent ("Administrative Agent"). Capitalized terms used herein without definition have the same meanings as in the Credit Agreement.

                  A. I am, and [at all pertinent times mentioned herein] [since _________, 19__] have been, the duly qualified and acting [chief financial officer, principal accounting officer, controller or treasurer] of Company.

                  B. The most recent ratings of the Loans received by the Company are _________ from Moody's on [date] and ___________ from S & P on [date].

                  I represent the foregoing information to be, to the best of my knowledge and belief, true and correct and execute this Certificate this ____ day of _________, ____.

                                              ARTERIAL VASCULAR
                                              ENGINEERING, INC.


                                              By: _____________________________
                                              Name: __________________________
                                              Title:  _________________________

                                  SCHEDULE 2.1

                    LENDERS' COMMITMENTS AND PRO RATA SHARES

              Revolving Loan   Pro Rata Share     Tranche A      Pro Rata Share   Tranche B     Pro Rata Share
Lender        Commitment       (re: Rev. Loans)   Term Loan      (re: Tranche A)  Term Loan     (re: Tranche B
------        ----------       ----------------   Commitment     Term Loans)      Commitment    Term Loans)
                                                  ----------     -----------      ----------    -----------
              $                            %      $                       %       $                      %


-------------                                                                     -------------
TOTAL         $                         100%      $                    100%       $                   100%

                                  Schedule 2.1

                                  SCHEDULE 5.1

                             SUBSIDIARIES OF COMPANY



                                                                                               Ownership
                                    Jurisdiction of        Direct                              by (Each)
Entity                              Incorporation          Parent(s)                           Direct Parent
------------------------------      ------------------     -------------------------------     -------------------
AVE Manufacturing, Inc.             California                                                                %

Proprietary Extrusion
Technologies, Inc.                  California

                                  Schedule 2.1